Exhibit 10.4

Execution Counterpart

PURCHASE AND SALE AGREEMENT
THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) dated effective the 12th day of September, 2014 (the “Effective Date”), by and between LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (“Seller”), and IC MYRTLE BEACH LLC, a Delaware limited liability company (“Buyer”). Capitalized terms used in the Recitals below, not otherwise defined therein, have the meanings ascribed to them in this Agreement.
RECITALS
WHEREAS, this Agreement is made and entered into with reference to the following facts:
A.    Seller is the fee owner of the development commonly known as the Springmaid Beach Resort and Conference Center, as more fully described herein.
B.    Buyer desires to purchase, and Seller desires to sell, the Property on the terms and conditions set forth in this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:
1.DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:
1.1    “Accounts Receivable” means (a) all accounts receivable of the Hotel and/or the Property, and (b) the Guest Ledger.
1.2    “Adjusted Purchase Price” means the net balance of the Purchase Price, to be paid in accordance with Section 2.2 herein, after deducting the Deposit plus any interest accrued thereon, and after taking into account adjustments which may be applicable for (a) prorations and adjustments in accordance with Section 9 herein and (b) the allocation of closing costs in accordance with Section 10 herein.
1.3    “Affiliated Entity” means (i) any entity that controls Buyer, that is under common control with Buyer, or that is controlled by Buyer; (ii) any entity which results from a merger, acquisition or consolidation with Buyer; or (iii) any person or entity which acquires substantially all of the assets of Buyer.
1.4    “Assignment of Intangible Property” means the Assignment and Assumption of Intangible Property, to be duly executed and delivered by Seller and Buyer in accordance with Sections 3.2 and 3.3 herein, assigning to Buyer all of Seller’s right, title and interest in and to the Intangible Property pertaining to the Property (but only to the extent any such items are transferable by Seller), with Buyer assuming same. The Assignment of Intangible Property shall be in the form of, and upon the terms contained in, Exhibit “A” attached hereto.
1.5    “Assignment of Leases” means the Assignment and Assumption of Leases, Campground Leases, Equipment Leases and Service Contracts, to be duly executed by Seller and Buyer in accordance with Sections 3.2 and 3.3 herein, assigning to Buyer all of Seller’s right, title and interest in and to the Assumed Contracts pertaining to the Property, with Buyer assuming same. The Assignment of Leases shall be in the form of, and upon the terms contained in, Exhibit “B” attached hereto.
1.6    “Assignment of Management Agreement” means the Assignment and Assumption of Management Agreement, to be duly executed by Seller and Buyer in accordance with Sections 3.2 and 3.3 herein, assigning to Buyer all of Seller’s right, title and interest in and to the Management Agreement, with Buyer assuming same. The Assignment of Management Agreement shall be in the form of, and upon the terms contained in, Exhibit “C-1” attached hereto.
1.7    “Assignment of Trademark Rights” means the Assignment and Assumption of Trademark Rights and Domain Names, to be duly executed by Seller and Buyer in accordance with Sections 3.2 and 3.3 herein, assigning to Buyer all of Seller’s right, title and interest in and to the Trade Names, with Buyer assuming same. The Assignment of Trademark Rights shall be in the form of, and upon the terms contained in, Exhibit “C-2” attached hereto.
1.8    “Assumed Contract” has the meaning set forth in Section 5.1.2 herein.
1.9    “Bartered Arrangements” means the arrangements entered into between Seller and certain suppliers of goods, services and materials pursuant to which Seller has agreed to grant free or reduced room rates to such suppliers in exchange for free or reduced priced goods, services or materials.
1.10    “Bill of Sale” means the Bill of Sale, to be duly executed and delivered by Seller and Buyer in accordance with Sections 3.2 and 3.3 herein, conveying to Buyer all of the Personal Property pertaining to the Property. The Bill of Sale shall be in the form of, and upon the terms contained in, Exhibit “D” attached hereto.
1.11    “Broker” means CBRE, Inc.
1.12    “Business Day” means any day other than Saturday, Sunday or any federal holiday.
1.13    “Buyer Indemnitees” has the meaning set forth in Section 12.1 herein.
1.14    “Buyer’s Closing Certificate” means a certificate of Buyer stating that the warranties and representations of Buyer contained in this Agreement are true and correct in all material respects as of the Closing, except as otherwise set forth in such certificate. The Buyer’s Closing Certificate shall be in the form of, and upon the terms contained in, Exhibit “E” attached hereto, subject to revisions made by Buyer prior to the Closing Date to address changes in circumstances.
1.15    “Campground Leases” means all leases, subleases, licenses, concessions and similar agreements granting a real property interest to any other Person for the use or occupancy of any portion of the Real Property designated for campground or recreational vehicle parking.
1.16    “Charitable Commitments” means certain commitments that Seller has made to charitable organizations in connection with the Property.

1.17    “Claims” means any and all of Seller’s right, title and interest in, to and under any and all claims Seller may have against any third parties which relate or may relate to the Property and/or the use, operation and maintenance thereof, including, without limitation, any and all claims Seller may have under, against or with respect to Rebates and Refunds and any insurance companies and/or their agents with respect to any Insurance claims relating to the Property and/or the use, operation and maintenance thereof (other than those relating to the Accounts Receivable which are aged thirty (30) days or older as of the Closing and any liability Insurance claims that Seller has against third parties for Losses arising out of events occurring prior to Closing (collectively, the “Excluded Claims”)).
1.18    “Closing” means the satisfaction of all conditions set forth in Section 7 herein, the disbursement of the Deposit and Adjusted Purchase Price by Escrow Holder to Seller and the consummation of the other transactions contemplated under this Agreement.
1.19    “Closing Date” means the date on which the Closing actually occurs.
1.20    “Closing Schedules” mean any and all updates to each of the Schedules attached hereto, so that the same are true and correct as of the Closing Date, all as required pursuant to the terms of this Agreement to be delivered by Seller in connection with the Closing.
1.21    “Code” means the United States Internal Revenue Code of 1986, as amended.
1.22    “Consumable Inventory” means all merchandise, food and beverages (including without limitation merchandise, food and beverages located in guest rooms) at the Property and/or used in connection with the operation of the Property.
1.23    “Contract(s)” has the meaning set forth in Section 5.1.2 herein.
1.24    “Deed” means the Special Warranty Deed, to be duly executed, acknowledged and delivered in recordable form by Seller in accordance with Section 3.2 herein, conveying to Buyer good and marketable title to the Real Property, subject only to the Permitted Exceptions. The Deed shall be in the form of, and upon the terms contained in, Exhibit “F-1” attached hereto.
1.25    “Deposit” means collectively, (a) the amount of Three Hundred Thousand and 00/100 Dollars ($300,000.00) to be delivered as provided in Section 2.1 herein (the “First Deposit”), and (b) the additional amount of Seven Hundred Thousand and 00/100 Dollars ($700,000.00) to be delivered as provided in Section 2.1 herein (the “Second Deposit”).
1.26    “Disclosure Schedule” has the meaning set forth in Section 4.1 herein.
1.27    “Due Diligence Period” means the thirty-five (35) day-period commencing on the Effective Date and ending at 5:00 p.m. (Eastern Time) on October 17, 2014.
1.28    “Equipment Leases” means the leases of equipment used by Seller in the operation of the Property.
1.29    “Escrow” means the escrow established with Escrow Holder for the consummation of the transactions contemplated herein, in accordance with this Agreement and the Escrow Agreement.

1.30    “Escrow Agreement” means that certain Escrow Agreement, dated as of the date hereof, among Escrow Holder, Seller and Buyer, attached hereto as Exhibit “G.”
1.31    “Escrow Holder” means Commonwealth Land Title Insurance Company.
1.32    “Excluded Claims” has the meaning set forth in Section 1.17 herein.
1.33    “Excluded Personal Property” means that certain Personal Property which is being retained by Seller and not conveyed hereunder, as set forth on Schedule 1.33 attached hereto.
1.34    “FF&E” shall mean any and all fixtures, furniture and equipment used in connection with the operation of the Property and owned by Seller on the Closing Date.
1.35    “Financial Statements” means the Historic Financial Statements and the Interim Financial Statements.

1.36    “General Assignment of Rights” means the General Assignment and Assumption of Rights, to be duly executed and delivered by Seller and Buyer in accordance with Sections 3.2 and 3.3 herein, conveying to Buyer all of Seller’s right, title and interest in and to any business or businesses operated on the Property or provision of services to any of such businesses (including, without limitation, any right to use, possess or receive revenues, rents, fees, management fees, profits, income or compensation of any kind derived therefrom) from and after the Closing, with Buyer assuming same. The General Assignment of Rights is to be in the form of, and upon the terms contained in, Exhibit “H” attached hereto.
1.37    “General Survival Period” has the meaning set forth in Section 14.3.2 herein.
1.38    “Gift Certificates” means all gift certificates issued by Seller with respect to the Property that are outstanding as of the Closing Date.
1.39    “Governmental Regulations” means any local, state, and federal laws, ordinances, rules, requirements, resolutions, policy statements and regulations (including, without limitation, those relating to land use, subdivision, zoning, environmental, labor relations, notification of sale, Hazardous Materials, occupational health and safety, water, earthquake, hazard reduction, building codes, fire codes and taxes) bearing on the construction, development, alteration, rehabilitation, maintenance, use, operation, or sale of the Property.
1.40    “Guest Ledger” means any accounts receivable of registered guests who have not checked out and who are occupying rooms at the Hotel as of the Transfer Time.
1.41    “Hazardous Materials” means any hazardous or toxic substance, material or waste, whether in solid, semisolid, liquid or gaseous form, which is or becomes regulated by any local governmental authority, any agency of the State of South Carolina, or any agency of the United States Government. The term “Hazardous Materials” includes, without limitation, any material or substance which (a) contains petroleum or any petroleum by-products, (b) contains asbestos, (c) contains urea formaldehyde foam insulation, (d) is designated as a “hazardous substance” pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Sec. 1317), (e) is defined as a “hazardous waste” pursuant to Section 1004 of the Federal Resource Conversation and Recovery Act, 42 U.S.C. Sec. 6901 (42 U.S.C. Sec. 6903), or (f) is defined as a

“hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sec. 9601 (42 U.S.C. Sec. 9601). Each reference to a statute or law in this definition shall be deemed to include any amendments thereto which are enacted from time to time.
1.42    “Historic Financial Statements” means the unaudited statements of financial position of the Property as of December 31, 2011, December 31, 2012 and December 31, 2013, and the related statements of activities and cash flows for each such year then ended.
1.43    “Hotel” means the resort hotel and conference center operated at the Property, which is commonly known as the “Springmaid Beach Resort and Conference Center.”
1.44    “House Funds” means cash on hand at the Hotel as of the Transfer Time.
1.45    “Improvements” means all buildings, structures, lodging facilities, fixtures, and other improvements situated on, at or under the Land or placed on, attached to, or forming a part of any of such improvements.
1.46    “Indemnification Claim” has the meaning set forth in Section 12.4.1 herein.
1.47    “Indemnitee” has the meaning set forth in Section 12.4.1 herein.
1.48    “Indemnitor” has the meaning set forth in Section 12.4.1 herein.
1.49    “Insurance” means all of Seller’s hazard, rent loss, business interruption, automobile, liability and other insurance policies currently in effect and pertaining to the Property and/or the operation of the Property.
1.50    “Intangible Property” means all of Seller’s right, title and interest in and to any and all intangible personal property owned by Seller and/or used by Seller in connection with the ownership, construction, development, use and/or operation of the Property, including, without limitation, the Reservation Agreements and Deposits, the Intellectual Property, the Licenses and Permits, the Records and Plans, the Claims, the Rebates or Refunds, and the Warranties, customer lists, computer software, telephone numbers for the Hotel, web site and e-mail addresses for the Hotel and the goodwill associated therewith; provided, however, Intangible Property shall not include any of the Excluded Personal Property.
1.51    “Intellectual Property” means any and all intellectual property owned by Seller or licensed to Seller and used by Seller in connection with the Property including, but not limited to, the Trade Names, logos, slogans and other trademarks or service marks owned or used by or licensed to Seller and associated exclusively with the Property.
1.52    “Interim Financial Statements” means the unaudited statements of financial position of the Property as of June 30, 2014, and the related statements of activities and cash flows for the six (6) months then ended.
1.53    “Inventory” means, collectively, the Supply Inventory and the Consumable Inventory.
1.54    “Investigations” has the meaning set forth in Section 8.1 herein.

1.55    “Land” means, collectively, that certain real property located in Horry County, South Carolina, consisting of approximately thirty (30) acres as more particularly described on Exhibit “I”, to be updated and finalized upon completion and acceptance of the Survey as provided in Section 6.1 below, together with all rights, privileges and easements appurtenant to such real property, including, without limitation, all minerals, oil, gas, and other hydrocarbon substances in, on and under such real property, as well as all development rights, and air rights, relating to such real property and any other easements appurtenant to such real property.
1.56    “Leases” means all leases, subleases, licenses, concessions and similar agreements granting a real property interest to any other Person for the use or occupancy of any portion of the Real Property, except for the Campground Leases.
1.57    “Licenses and Permits” means all of Seller’s right, title, interests, privileges, benefits and remedies in, to and under all authorizations, approvals, permits, licenses, agreements, variances, tentative maps, final maps, plans and specifications and land use entitlements held by Seller and/or relating to the Real Property or the Personal Property (e.g., all building permits and certificates of occupancy).
1.58    “Lists” has the meaning set forth in Section 4.1.29 herein.
1.59    “Losses” means any actual (and not contingent) claims, demands, liabilities, damages, losses, liens, penalties, costs or expenses, including, without limitation, reasonable attorneys’ fees and expenses and court costs; provided, that “Losses” shall not include any consequential, special, indirect, incidental, punitive or exemplary damages or lost profits.
1.60    “Management Agreement” means that certain Management Agreement dated January 1, 2011 by and between Seller and the Property Manager, a copy of which is attached hereto as Schedule 1.60.
1.61    “Material Contracts” means: (a) those Contracts pursuant to which payments that are made or received by Seller exceed $15,000.00 per year; or (b) those Contracts that are for a term of more than 60 days; or (c) Campground Leases.
1.62    “Motor Vehicles” means any and all vehicles owned or leased by Seller and used in connection with the operation of the Property, including, but not limited to, those motor vehicles set forth on Schedule 1.62 attached hereto.
1.63    “Nonassignable Contract” has the meaning set forth in Section 5.2.2 herein.
1.64    “Notice of Disapproval” has the meaning set forth in Section 8.2.1 herein.
1.65    “Notices to Tenants” means notices from Seller and Buyer to all tenants who are parties to any of the Leases pertaining to the Property or the Campground Leases whereby such tenants are notified that the Property has been transferred by Seller to Buyer, and instructing them to pay any and all rents and other sums payable under such Leases and Campground Leases from and after the Closing directly to Buyer or, or as otherwise directed by Buyer, in the form of Exhibit “J” attached hereto or in such form as may be prescribed by a lender providing financing to Buyer to acquire the Property and is reasonably acceptable to Seller.

1.66    “Notices to Vendors” means notices from Seller to all vendors under Assumed Contracts whereby such vendors are notified that the operation of the Hotel has been transferred to Buyer in substantially the form of Exhibit “K” attached hereto.
1.67    “OFAC” has the meaning set forth in Section 4.1.29 herein.
1.68    “Other Revenues” means all revenues earned from the operation of the Property, other than Room Revenues, including, without limitation, revenues from the sale of food, the sale of alcoholic and nonalcoholic beverages, rental of meeting and banquet rooms, telephone sales, valet and parking services, gift shop revenue, miniature golf revenues, pier operation revenues, watermedia workshops revenues, revenues related to Campground Leases, offsite event ticket sales, craft show booth rental fees, and other similar revenues, together with any sales tax or other taxes thereon.
1.69    “Order” and “Orders” have the meaning set forth in Section 4.1.29 herein.
1.70    “Permitted Exceptions” has the meaning set forth in Section 6.1 herein.
1.71    “Person” means any natural person, corporation, general or limited partnership, limited liability company, association, joint venture, trust, estate, governmental authority or other legal entity, in each case whether in its own or a representative capacity.
1.72    “Personal Property” means all personal property owned by Seller, except for the Excluded Personal Property, located on or in or used by Seller in connection with the Property, including, but not limited to, printing materials and stationery, advertising and promotional literature, Motor Vehicles, Inventory, FF&E, menu stock, upholstery material, computer equipment, reservation terminals, cash registers, telephone system, televisions, carpets and chests, desks, chairs, bookcases, tables, curtains, hangings, pictures, sofas, couches, chinaware, glassware, silverware, ornaments, kitchen utensils, bars, bar fixtures, safes, stoves, ranges, refrigerators, radios, electrical equipment, lamps, mirrors, heating and lighting fixtures and equipment, steam and hot water boilers, engines, generators, ice machines, cooling systems, air conditioning machines, fire prevention and extinguishing apparatus, elevators and fittings, laundry machines, individual motor drives for machines, pipes, radiators, bathtubs, plumbing fixtures, gas and electric fixtures, and all similar and related articles located in the bedrooms, sitting rooms, bathrooms, boudoirs, halls, closets, kitchens, dining facilities, convention space, bar rooms, offices, lobbies, balconies, and other portions of the Property.
1.73    “Post Closing Claims” has the meaning set forth in Section 14.4.2 herein.
1.74    “Post Closing Escrow Account” has the meaning set forth in Section 14.4.1 herein.
1.75    “Post Closing Escrow Agreement” means the Post Closing Escrow Agreement attached hereto as Exhibit “O”.
1.76    “Post Closing Escrow Amount” has the meaning set forth in Section 14.4.1 herein.
1.77    “Preliminary Schedule of Adjustments” has the meaning set forth in Section 9.11.1 herein.

1.78    “Property” means the Hotel, the Real Property, the Personal Property, the Intangible Property and the Contracts.
1.79    “Property Manager” means Charlestowne Springmaid, LLC, a South Carolina limited liability company.
1.80    “Purchase Price” means the sum of Forty Million Dollars ($40,000,000).
1.81    “Quit Claim Deed” means the Quit Claim Deed, to be duly executed, acknowledged and delivered in recordable form by Seller in accordance with Section 3.2 herein, conveying to Buyer all right, title and interest, if any, to the Quit Claim Land held by Seller as of the Closing Date. The Quit Claim Deed shall be in the form of, and upon the terms contained in, Exhibit “F-2” attached hereto.
1.82    “Quit Claim Land” means (i) that certain approximately fifty-seven foot (57’) wide parking area adjacent to the northern boundary of the Land and used by the public as parking for the pier that is part of the Improvements and (ii) the area on which the ground mounted entrance sign for the Hotel is located.
1.83    “Real Property” means the Land and the Improvements.
1.84    “Rebates or Refunds” means any and all refunds, rebates, reimbursements or other similar payments made to Seller relating directly to the Property and not Seller itself after the Closing Date in connection with or as a result of (a) taxes previously paid by Seller with respect to the Property or any portion thereof, except for income taxes paid by Seller as a result of income earned from the operation of the Property, (b) fees paid by Seller to any governmental agency with jurisdiction over the Property or any portion thereof or with respect to the development or operation of the Property or any portion thereof, or (c) any other amounts paid by or on behalf of Seller to third parties in connection with the ownership, maintenance and/or operation of the Property, including, but not limited to, any and all deposits paid by or on behalf of Seller to utility companies, governmental entities and any other third parties serving the Property.
1.85    “Records and Plans” means (a) all books and records maintained by Seller in connection with the ownership, development, construction, maintenance or operation of the Property, (b) all preliminary, final and “as built” plans and specifications respecting the Property which are in Seller’s possession or are under Seller’s reasonable control, and (c) all structural reviews, renovation plans and specifications, architectural drawings, and engineering, soil, seismic, geologic and architectural reports, studies and certificates and other documents pertaining to the Property which are within the possession of Seller or are under Seller’s reasonable control.
1.86    “Rejected Contracts” has the meaning set forth in Section 5.1.2 herein.
1.87    “Reservation Agreements and Deposits” means all guest, banquet room and meeting room and restaurant reservation agreements executed by Seller and all deposits made thereunder for periods after the Closing Date.
1.88    “Retained Contract(s)” has the meaning set forth in Section 5.1.2 herein.
1.89    “Room Revenues” means all revenues from the rental of guest rooms of the Hotel (but excluding any items included in the definition of Other Revenues), including, without limitation, cancellation fees, no-show revenues, resort fee revenues and rollaway bed revenues, together with any sales or other taxes thereon collected by Seller.
1.90    “Scheduled Closing Date” has the meaning set forth in Section 3.5 herein.
1.91    “Seller Indemnitees” has the meaning set forth in Section 12.2 herein.
1.92    “Seller’s Affiliates” has the meaning set forth in Section 8.4 herein.
1.93    “Seller’s Closing Certificate” means a certificate of Seller stating that the warranties and representations of Seller contained in this Agreement are true and correct in all material respects as of the Closing Date, except as otherwise set forth in such certificate. The Seller’s Closing Certificate shall be in the form of, and upon the terms contained in, Exhibit “L” attached hereto, subject to revisions made by Seller prior to the Closing Date to address changes in circumstances.
1.94    “Seller’s Payables” means the accounts payable with respect to which Seller agrees to be fully responsible for the payment after the Closing Date.
1.95    “Service Contracts” means the maintenance contracts, service contracts, marketing contracts, warranties, guarantees and any other similar obligations, commitments or arrangements, together with all supplements, amendments and modifications thereto (whether written or oral), relating to the marketing, operation, maintenance or enjoyment of the Property.
1.96     “Supply Inventory” means any and all china, glassware, silverware, linens, uniforms, works of art (except as provided on Schedule 1.33), stationery, fuel, materials and supplies (including but not limited to guest room, office, cleaning and maintenance supplies) and any and all other similar items used or intended for use (but not sale) in connection with the use, ownership, operation or maintenance of the Property.
1.97    “Survey” means that certain survey to be prepared by Robert L. Bellamy & Associates, Inc. in accordance with ALTA/ACSM Minimum Standard Detail Requirements for Land Title Surveys, certified to Buyer and Seller, their respective affiliates and Buyer’s lender and the Title Company and to be attached hereto as Exhibit “M.”
1.98    “Tax Clearance Certificate” has the meaning set forth in Section 7.1.3 herein.
1.99    “Tax Survival Period” has the meaning set forth in Section 14.3.2 herein.
1.100    “Title Commitment” means collectively the initial and any revised commitments for ALTA owner’s title insurance policies to be issued by the Title Company and to be obtained by Seller and provided to Buyer in accordance with Sections 6.1 and 6.2 herein.
1.101    “Title Company” means Commonwealth Land Title Insurance Company.
1.102    “Title Policy” has the meaning set forth in Section 3.5.5 herein.
1.103    “Trade Names” means the trade names owned by Seller and used exclusively with respect to the Property including, without limitation, the names “Springmaid Beach Resort and Conference Center,” “Springmaid Beach,” “Springmaid Beach Resort”, “Springmaid

Beach Campground”, “Springmaid Pier,” “Marlins Restaurant,” “BARnacles Bar & Grill,” “The Back Porch Pool Bar & Grill,” “Bart’s Buddies Kids Club,” “Harbor Oaks Golf Clubhouse,” “Harbor Oaks Arcade,” “Harbor Oaks Golf”, “Live Oak,” “Live Oak Lazy River,” “Live Oak Tot Pool,” “Cypress Spouting Seal Pool,” “Palmetto Lazy River,” “Palmetto Tot Pool with Rainmaker”, “Springmaid Watermedia Workshops”, “Fish Tales General Store”, “The Tackle Box”; provided, however, for purposes of this Agreement, the term Trade Names shall not include any trade names, logos, slogans, trademarks, service marks or other forms of property bearing the names “LSC,” “Leroy Springs,” “The Springs Company,” “Clear Springs,” “Springmaid,” “Springs,” or “Leroy Springs & Co.” (except as expressly set forth in this Section 1.103).
1.104    “Transfer Documents” means the Deed, the Quit Claim Deed, Bill of Sale, the Assignment of Leases, the Assignment of Intangible Property, the Assignment of Management Agreement, the Assignment of Trademark Rights, and the General Assignment of Rights.
1.105    “Transfer Time” means 12:01 a.m. Eastern Time on the Closing Date.
1.106    “Transferor’s Certificate” means the certificate, to be duly executed by Seller under penalty of perjury and delivered by Seller in accordance with Section 3.2 herein, certifying that Seller is not a “foreign person” in accordance with the provisions of Section 1445 of the Code and any similar provisions of applicable state law. The Transferor’s Certificate shall be in the form of, and upon the terms contained in Exhibit “N-1” attached hereto.
1.107    “Transferor’s Certificate - South Carolina” means the affidavit (Form I-295), to be duly executed by Seller under penalty of perjury and delivered by Seller in accordance with Section 3.2 herein, certifying that Seller is a “resident corporation” of South Carolina in accordance with the provisions of Section 12-6-30 et seq of the South Carolina Code of Laws, and for the purposes of Section 12-8-580(C) of the South Carolina Code of Laws and South Carolina Revenue Advisory Bulletin #02-6. The Transferor’s Certificate - South Carolina shall be in the form of, and upon the terms contained in Exhibit “N-2” attached hereto.
1.108    “Unpermitted Exceptions” has the meaning set forth in Section 6.1 herein.
1.109    “Warranties” means all third party warranties and guarantees relating to the Property.
2. PURCHASE PRICE. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Property in accordance with the terms, and subject to the conditions, of this Agreement, for the Purchase Price. The Purchase Price for the Property shall be paid as follows:
2.1    Deposit.
2.1.1    Buyer shall deposit the First Deposit with Escrow Holder not later than one (1) Business Day after the Effective Date. Failure of Buyer to make the First Deposit in accordance with this Section 2.1 shall permit Seller to immediately terminate this Agreement upon written notice to Buyer.
2.1.2    Not later than two (2) Business Days following the expiration of the Due Diligence Period (unless Buyer has delivered by such date a “Notice of Disapproval” pursuant to Section 8.2.1 herein), Buyer shall deliver (via wire transfer) the Second Deposit to the Escrow Holder. Once Buyer has delivered the Second Deposit to Escrow Holder, Escrow Holder shall provide Seller and Buyer with written notice confirming such delivery, whereupon both the First Deposit and the Second Deposit shall be deemed “earned” by Seller and non-refundable to Buyer, except: (a) in the event of a default by Seller hereunder which continues beyond the expiration of any applicable notice and cure period provided herein, (b) in the event of a failure to satisfy the conditions to close set forth in Section 7.1 herein, or (c) as set forth in Section 13.1 or Section 13.2 herein. The Deposit, in all respects, shall be held and disbursed in accordance with the terms of this Agreement and the Escrow Agreement. Escrow Holder shall invest the Deposit in an interest-bearing account with a responsible institutional lender approved by Buyer and Seller, and the interest will become part of the Deposit. Buyer’s tax identification number is 38-3937980 and Seller’s tax identification number is 57-0344121.
2.2    Balance of Purchase Price. On or before the Closing Date, Buyer shall deliver to Escrow Holder an amount equal to the Adjusted Purchase Price, in cash or other immediately available funds.
2.3    Allocation of Purchase Price. Seller and Buyer agree that the Purchase Price shall be allocated among the Hotel, the Real Property, the Personal Property, and the Intangible Property as shown on Schedule 2.3. Buyer and Seller agree to file their respective tax returns, reports and forms in a manner consistent with this Section 2.3.
3.ESCROW; CLOSING.
3.1    Opening of Escrow. Simultaneously with the mutual execution and delivery of this Agreement, the parties shall deposit with Escrow Holder a fully executed counterpart of this Agreement. This Agreement and the Escrow Agreement shall constitute joint escrow instructions to Escrow Holder.
3.2    By Seller. On or before the Closing Date, Seller shall deliver or cause to be delivered to Escrow Holder the following items, duly executed and, where appropriate, acknowledged by Seller (Buyer acknowledges, however, that the assignment of certain of the Licenses and Permits are restricted by Governmental Regulations and, therefore, Seller’s obligation to assign such items shall extend only to such Licenses and Permits that are not so restricted by Governmental Regulations):
3.2.1    The Deed.
3.2.2    The Quit Claim Deed.
3.2.3    The Bill of Sale.
3.2.4    The Assignment of Intangible Property.
3.2.5    The Assignment of Leases.
3.2.6    The General Assignment of Rights.
3.2.7    The Assignment of Trademark Rights.
3.2.8    The Assignment of Management Agreement.

3.2.9    The Preliminary Schedule of Adjustments and any closing statement requested by Escrow Holder.
3.2.10    The Notices to Tenants.
3.2.11    The Notices to Vendors.
3.2.12    The Transferor’s Certificate.
3.2.13    The Transferor’s Certificate - South Carolina.
3.2.14    The Seller’s Closing Certificate.
3.2.15    The Post Closing Escrow Agreement.
3.2.16    Such resolutions, authorizations, certificates of good standing and/or other corporate documents relating to Seller as are reasonably required by Buyer and/or Title Company in connection with the transactions contemplated under this Agreement.
3.2.17     The Tax Clearance Certificate.
3.2.18    Any real estate tax affidavits or other transfer tax declarations, forms or similar documents required in connection with any tax imposed under any Governmental Regulations.
3.3    By Buyer. On or before the Closing Date, Buyer will deliver or cause to be delivered to Escrow Holder the following items, duly executed and, where appropriate, acknowledged by Buyer.
3.3.1    The Deposit and the Adjusted Purchase Price, which will have been delivered in accordance with Sections 2.1 and 2.2 herein.
3.3.2    Such resolutions, certificates of good standing and/or other limited liability company documents relating to Buyer as are reasonably required by Seller and/or Title Company in connection with the transactions contemplated under this Agreement.
3.3.3    The Buyer’s Closing Certificate.
3.3.4    The Bill of Sale.
3.3.5    The Assignment of Intangible Property.
3.3.6    The Assignment of Leases.
3.3.7    The General Assignment of Rights.
3.3.8    The Assignment of Trademark Rights.
3.3.9    The Assignment of Management Agreement.
3.3.10    The Preliminary Schedule of Adjustments and any closing statement requested by Escrow Holder.

3.3.11    The Notices to Tenants.
3.3.12    The Post Closing Escrow Agreement.
3.3.13     A letter of direction to Escrow Holder authorizing Escrow Holder to disburse the Post Closing Escrow Amount to the Post Closing Escrow Account, and the remainder of the Adjusted Purchase Price and the Deposit to Seller.
3.4    By Buyer and Seller. Buyer and Seller will each deposit into the Escrow such other instruments consistent with this Agreement as are reasonably required to effectuate the transactions contemplated under this Agreement.
3.5    Closing. The definition of “Scheduled Closing Date” means on or before the thirtieth (30th) calendar day following the last calendar day of the Due Diligence Period.
3.5.1    Recordation. Escrow Holder shall record in the applicable Public Records of Horry County, South Carolina, the Deed, the Quit Claim Deed, and any other documents deposited in Escrow which are to be recorded.
3.5.2    Funds. Escrow Holder shall deliver to Seller the Adjusted Purchase Price and the Deposit, less the Post Closing Escrow Amount.
3.5.3    Documents to Seller. Escrow Holder shall deliver to Seller all documents (or copies thereof), agreements and certificates delivered into Escrow by Buyer under Section 3.3 herein.
3.5.4    Documents to Buyer. Escrow Holder shall deliver to Buyer the documents (or copies thereof), agreements and certificates delivered into Escrow by Seller under Section 3.2 herein.
3.5.5    Title Policy. Title Company shall deliver to Buyer originals of the standard ALTA owner’s title insurance policies issued by Title Company based on the Title Commitment (the “Title Policy”) insuring Buyer’s fee simple title to the Property in the amount of the Purchase Price, subject only to the Permitted Exceptions.
3.6    Deliveries Outside of Escrow. Seller shall deliver to Buyer the following items pertaining to the Property outside of Escrow as of the Closing (and shall deliver final Closing Schedules at least two (2) Business Days prior to the Closing Date).
3.6.1    A schedule of Seller’s Payables, prepared as of the Closing Date, certified by Seller to be true, correct and complete as of the date of preparation;
3.6.2    The Closing Schedules;
3.6.3    All keys, lock combinations and entrance cards to all doors on all Improvements, and keys and lock combinations to all Personal Property, which keys shall be properly tagged for identification;
3.6.4    All current real estate and personal property tax bills and any other assessments for the Property in Seller’s possession or under its control;

3.6.5    Baggage, laundry, and other personal property of Hotel guests checked or left in the care of Seller by transient hotel guests (other than property in guest rooms or safe deposit boxes) together with a list thereof prepared and certified by Seller to be true, correct and complete as of the date of preparation;
3.6.6    Possession of the Property (subject to the Leases, the Campground Leases, the Equipment Leases and the Permitted Exceptions);
3.6.7    Letters to all applicable credit card companies to change over billing as of the Transfer Time;
3.6.8    To the extent not already completed prior to the Closing Date as set forth in Section 9.3 herein, letters to all applicable utility companies to change over billing as of the Transfer Time;
3.6.9    All originals (or copies if originals are not available) of the Assumed Contracts, the Licenses and Permits, the Reservation Agreements and Deposits (to the extent paper originals or copies of such Reservation Agreements and Deposits exist, as more particularly described in Section 4.1.17 herein), and the Records and Plans which shall be located at the Hotel on the Closing Date and deemed to be delivered to Buyer upon delivery of possession of the Property;
3.6.10    Certificates of title and/or other documents necessary or appropriate to convey title to the Motor Vehicles to Buyer;
3.6.11    Such agreements, affidavits or other documents as may be reasonably required by the Title Company from Seller to issue the Title Policy and which are reasonably acceptable to Seller; and
3.6.12    Any other documents or instruments as may be reasonably requested by Buyer to consummate the transaction contemplated by this Agreement and which are reasonably acceptable to Seller.
3.7    Reportable Real Estate.
3.7.1    In order to assure compliance with the requirements of Section 6045 of the Code and any related reporting requirements of the Code, Escrow Holder agrees to assume all responsibilities for information reporting required under Section 6045(e) of the Code, and Seller and Buyer hereby designate Escrow Holder as the person to be responsible for all information reporting under Section 6045(e) of the Code.
3.7.2    Seller and Buyer each hereby agree: (a) to provide to Escrow Holder all information and certifications regarding such party, as reasonably requested by Escrow Holder or otherwise required to be provided by a party to the transaction described herein under Section 6045 of the Code, and (b) to provide to Escrow Holder such party’s taxpayer identification number and a statement in such form as may be requested by Escrow Holder, signed under penalties of perjury, stating that the taxpayer identification number supplied by such party to Escrow Holder is correct.

4.REPRESENTATIONS AND WARRANTIES.
4.1    Seller’s Representations and Warranties. Seller makes the following representations and warranties to Buyer, upon which warranties and representations Buyer has relied and will continue to rely, all of which are true and correct in all material respects as of the Effective Date, except as may be set forth in Schedule 4.1 attached hereto (the “Disclosure Schedule”), and will be true and correct in all material respects as of the Closing Date, except as may be set forth in Seller’s Closing Certificate, both of which shall list any exceptions to the representations and warranties in this Section 4 by the corresponding section or subsection number, as appropriate. The Property shall be conveyed to Buyer “AS IS, WHERE IS” subject only to the representations and warranties contained herein and in any of the Transfer Documents, and in the Exhibits hereto. All Seller representations and warranties set forth herein, as well as any statements limited to the “knowledge” or “actual knowledge” of Seller, shall be limited to the actual knowledge of Timothy W. Patterson, the President and CEO of Seller, William G. Taylor, a Director of Seller, Charles King, the General Manager of the Property, and Darrell Walters, the Director of Engineering of Seller.
4.1.1    Organization. Seller is duly organized, validly existing and in good standing under the laws of the State of South Carolina. The execution and delivery of this Agreement and the other documents contemplated by this Agreement by Seller, and the performance by Seller of the obligations under this Agreement and the other documents contemplated in this Agreement (a) are within the power of Seller; (b) have been duly authorized by all requisite corporate action; (c) will not violate any provision of law, any order of any court or agency of government, any charter documents of Seller, or any indenture, agreement or any other instrument to which Seller is a party, (d) will not require any consent or approval of any Person that has not been obtained prior to Closing, and (e) will not result in the creation or imposition of any lien or encumbrance on the Property or any portion thereof.
4.1.2    Non-foreign Person. Seller is not a “foreign person” as that term is defined in Section 1445(f) of the Code and the applicable provisions of the applicable state, if any, and the regulations issued thereunder, as amended, or any successor thereto. Seller is a “resident” of South Carolina in accordance with the provisions of Section [12-6-80] of the South Carolina Code of Laws, and for the purposes of Section [12-8-50(c)] of the South Carolina Code of Laws and South Carolina Revenue Advisory Bulletin #02-6.
4.1.3    Personal Property Owner; FF&E. (a) at Closing, Seller will have good and valid title to all Personal Property, which in each case will be free and clear of any adverse claim of any kind whatsoever, including, without limitation, any liens, encumbrances or security interests (other than Permitted Exceptions), and (b) the FF&E includes, without limitation, those items set forth in Schedules 4.1.3, 4.1.3(a), 4.1.3(b), 4.1.3(c), 4.1.3(d) and 4.1.3(e) attached hereto.
4.1.4    No Prior Transfers. Seller has not transferred, by sale, assignment or otherwise, to any Person, all or any portion of any right, title or interest which it may have in and to the Property, except as disclosed by the Permitted Exceptions and as may be otherwise provided herein.
4.1.5    Agreements.
4.1.5.1    Seller has not entered into any contracts for deed, land contracts or any oral or written agreements or other executory agreements whatsoever for the assignment or transfer of any portion(s) of the Property in effect or in existence with respect to the Property, except those set forth as Permitted Exceptions and as may be otherwise provided herein. There are no unwaived rights of first refusal or options to purchase or lease the Property or any portion thereof.
4.1.5.2    Except for the Leases, the Campground Leases, the Management Agreement, the Permitted Exceptions, the Reservation Agreements and Deposits, the Charitable Commitments and Gift Certificates and the Bartered Arrangements, Seller has not entered into any oral or written agreements or executory agreements for the use and occupancy of the Property. There are no tenants or occupants of the Property except (i) the General Manager of the Property who resides with his family in the “Hallman House” located on the Property and certain employees of the Management Company who reside in that certain portion of the Property more commonly known as the “general store building,” (ii) room guests of the Hotel and (iii) tenants under the Leases and the Campground Leases
4.1.5.3    There are no management, franchise, service, maintenance, advance booking, brokerage agreements, equipment leases, obligations, liabilities, commitments or arrangements, written or oral, entered into by Seller, with respect to the Property, except for the Management Agreement, the Service Contracts, Reservation Agreements and Deposits, the Charitable Commitments and Gift Certificates, the Bartered Arrangements and the Equipment Leases.
4.1.6    No Litigation. There is no actual or, to Seller’s knowledge, threatened suit, action or legal, administrative, arbitration or other proceeding or governmental investigation involving the Property (including, without limitation, the Claims, the Leases, or the Campground Leases) that would have a material adverse effect on the Property or Buyer. There are no judgments, decrees, or orders against Seller relating to the Property.
4.1.7    Notice of Violations. (a) To Seller’s knowledge, the Property is being operated in material compliance with all Governmental Regulations and, (b) Seller has not received written notice of any outstanding and uncured violations, past or present, of any Governmental Regulations or Permitted Exceptions.
4.1.8    Licenses and Permits. (a) Schedule 4.1.8 contains a true, correct and complete list of all of the material Licenses and Permits, and (b) true and complete copies of each License and Permit have been delivered to Buyer (including all amendments, modifications and other agreements related thereto). The Licenses and Permits are all in full force and effect and are all of the material licenses and permits required from all governmental authorities having jurisdiction over the Property for the use and operation of the Property; provided, however, Buyer acknowledges that a ground-mounted identification sign for the Hotel located along Springmaid Boulevard at South Ocean Boulevard has been installed on the property of an adjacent property owner, and Seller has no easement or license for the installation, use or maintenance of such sign. Seller has not received written notice of any violations or defaults that exist under any Licenses and Permits which have not been cured as of the Effective Date.
4.1.9    Access. To Seller’s knowledge, (a) no change has been proposed in the route, grade or width of any public street or road adjacent to the Real Property; (b) all curb cut and street opening permits or licenses required for vehicular access to and from the Real Property from any adjoining public street have been obtained and paid for and are in full force and effect; and (c) there is no pending or threatened governmental proceeding which would limit or result in the termination of the Property’s existing access to and from public streets or roads.

4.1.10    Management Agreement. The Management Agreement is in full force and effect, without modification. No uncured default of which notice has been provided or received exists under the Management Agreement on the part of Seller, or to Seller’s knowledge, on the part of the Property Manager.
4.1.11    Insolvency. There are no attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings pending or, to Seller’s knowledge, threatened against Seller, nor are any such proceedings contemplated by Seller.
4.1.12    Brokers. There are no brokers, commissions or finder’s fees payable by Seller in connection with the Leases or the Campground Leases, any extension of the Leases or the Campground Leases, increases in rent under the Leases or the Campground Leases, or the transaction contemplated by this Agreement, except as disclosed in Section 10.4 herein.
4.1.13    Condemnation Proceedings. Seller has not received written notice of any condemnation or eminent domain proceeding pending or, to Seller’s knowledge, threatened against the Property or any part thereof.
4.1.14    Service Contracts.
4.1.14.1    To Seller’s knowledge, (a) Schedules 4.1.14, 4.1.14(a) and 4.1.14(b) contain a true, correct and complete list of all of the Service Contracts other than those which are Material Contracts, (b) true and complete copies (to the extent available) of each such Service Contract (other than those which are Material Contracts) have been delivered to Buyer (including all amendments, modifications and other agreements related thereto), and (c) such Service Contracts (other than those which are Material Contracts) are in full force and effect, without modification.
4.1.14.2     (a) Schedules 4.1.14, 4.1.14(a) and 4.1.14(b) contain a true, correct and complete list of all Service Contracts which are Material Contracts, (b) true and complete copies (to the extent available) of each Service Contract which is a Material Contract have been delivered to Buyer (including all amendments, modifications and other agreements related thereto), and (c) each Service Contract which is a Material Contract is in full force and effect, without modification.
4.1.14.3    No uncured default of which notice has been provided or received exists under any Service Contract on the part of Seller or, to Seller’s knowledge, on the part of any other party thereto.
4.1.15    Leases. (a) Schedule 4.1.15(a) contains a true, correct and complete list of all of the Leases, (b) Schedule 4.1.15(b) contains a true, correct and complete list of all of the Campground Leases, (c) true and complete copies of each such Lease and Campground Lease have been delivered to Buyer (including all amendments, modifications and other agreements related thereto), (d) such Leases and Campground Leases are in full force and effect, without modification, and (e) all security and other deposits of any type, if any, required under the Leases and the Campground Leases, to the extent delivered, are being held by Seller or the Property Manager. No uncured default of which notice has been provided or received exists under any Lease or Campground Lease on the part of Seller or, to Seller’s knowledge, on the part of any other party thereto. Leasing commissions with respect to the Leases or the Campground Leases, if any, have been paid by Seller.
4.1.16    Equipment Leases. (a) Schedule 4.1.16 contains a true, correct and complete list of all of the Equipment Leases, (b) true and complete copies of each such Equipment Lease have been delivered to Buyer (including all amendments, modifications and other agreements related thereto), (c) such Equipment Leases are in full force and effect, without modification. No uncured default of which notice has been provided or received exists under any Equipment Lease on the part of Seller or, to Seller’s knowledge, on the part of any other party thereto.
4.1.17    Reservation Agreements and Deposits. (a) Schedules 4.1.17 and 4.1.17(a) contain a true, correct and complete list of all of the Reservation Agreements and Deposits, and (b) such Reservation Agreements and Deposits are in full force and effect, without modification. No uncured default of which notice has been provided or received exists under any Reservation Agreement and Deposit on the part of Seller or, to Seller’s knowledge, on the part of any other party thereto.
4.1.18    Charitable Commitments and Gift Certificates. (a) Schedule 4.1.18 contains a true, correct and complete list of all of the Charitable Commitments and all of the Gift Certificates, and (b) such Charitable Commitments and Gift Certificates are in full force and effect, without modification. No uncured default of which notice has been provided or received exists under any Charitable Commitment or Gift Certificate on the part of Seller or, to Seller’s knowledge, on the part of any other party thereto.
4.1.19    Bartered Arrangements. (a) Schedule 4.1.19 contains a true, correct and complete list of all of the Bartered Arrangements, and (b) such Bartered Arrangements are in full force and effect, without modification. No uncured default of which notice has been provided or received exists under any Bartered Arrangement on the part of Seller or, to Seller’s knowledge, on the part of any other party thereto.
4.1.20    Hazardous Materials. The Property is in compliance in all material respects with all applicable Governmental Regulations relating to Hazardous Materials. To Seller’s knowledge, other than (a) Hazardous Materials used in the ordinary course of maintaining, cleaning and operating the Property in commercially reasonable amounts, (b) Hazardous Materials used as fuels, lubricants or otherwise in connection with vehicles, machinery and equipment located on the Property in accordance with Seller’s normal business practices and (c) such Hazardous Materials as may be identified on Schedule 4.1.20, no Hazardous Materials are present on, under or in the Property. Except as may be set forth on Schedule 4.1.20, there are no above ground or underground storage tanks located on the Property.
4.1.21    Financial Statements. Seller has made available the Financial Statements which are true, accurate and correct in all material respects and have been prepared in accordance with the Uniform System of Accounts for the Lodging Industry (Tenth Revised Edition, 2006), published by the American Hotel and Lodging Association, applied on a consistent basis with the past practices of Seller throughout the periods covered thereby, and fairly present in all material respects the financial condition of the Property and the results of operations for the periods covered thereby; provided, that the Financial Statements are subject to normal, recurring year-end adjustments and lack notes. To Seller’s knowledge, Seller does not have any material debts, liabilities or obligations of any kind related to the Property which are not reflected in the Financial Statements or, as applicable, in the notes thereto, other than current liabilities incurred in the ordinary course of business since June 30, 2014 or liabilities under executory contracts which have been disclosed to Buyer.
4.1.22    Insurance. Schedules 4.1.22, 4.1.22(a), 4.1.22(b), 4.1.22(c) and 4.1.22(d) contain a true, correct and complete list of each type and amount of Insurance coverage in effect with respect to the Property.
4.1.23    Taxes.
4.1.41.1    Seller has paid all taxes in accordance with applicable Governmental Regulations in connection with the operation of the Property, including, without limitation, employer withholding taxes, sales and use taxes, occupancy taxes, real property taxes and personal property taxes.
4.1.41.2    Seller has not received written notice of (a) any non-compliance with applicable Governmental Regulations which remains uncured relating to the payment and withholding of taxes in connection with the operation of the Property, including, without limitation, employer withholding taxes, sales and use taxes, occupancy taxes, real property taxes and personal property taxes, (b) any special tax assessment relating to the Property or any portion thereof, or (c) any audit for any taxes relating to the Property which has not been resolved or completed. Seller is currently not contesting any taxes related to the Property.
4.1.24    Intellectual Property.
4.1.24.1    Schedule 4.1.24 contains a true, correct and complete list of the Intellectual Property.
4.1.24.2    Seller is the sole owner of the Trade Names and there is no license or other agreement under which any of the Trade Names may be used by a Person other than Seller.
4.1.24.3    None of the Trade Names has been pledged, mortgaged, assigned, transferred, or otherwise, and no Person other than Seller has any rights or interests in the Trade Names.
4.1.24.4    None of the Trade Names are registered with the United States Patent and Trademark Office.
4.1.24.5    Seller has received no written notice that the Seller’s use of the Trade Names infringes or misappropriates the rights of any other Person.
4.1.25    Structural Defects. Seller has received no written notices or written reports of any structural defects in or at the Property that have not been cured
4.1.26    Employees.
4.1.26.1    Seller does not employ any employees who provide services at the Property (“Employees”) and all Employees are employed by Property Manager or its affiliates.

4.1.26.2    To Seller’s knowledge, Property Manager is in material compliance with all applicable Governmental Regulations respecting the employment at the Property of its current and former Employees and their terms and conditions of employment, including, without limitation, wages, compensation, hours, overtime, leaves, vacation, disability, workers compensation, occupational health and safety, plant closings, mass layoffs, discrimination, privacy, unemployment insurance, benefits and taxes.
4.1.26.3    (a) Neither Seller nor Property Manager is presently, nor has been in the past, a party to, or bound by, any collective bargaining agreement, union contract, or similar agreement with respect to any current or former Employees, (b) there is no material labor dispute, work stoppage (sympathetic or otherwise), hand billing, picketing, or strike pending or, to Seller’s knowledge, threatened, against Seller or Property Manager with respect to the Property, and (c) neither Seller nor Property Manager has received any written notice of any charge of unfair labor practices at the Property and, to Seller’s knowledge, no such charge has been threatened.
4.1.27    Permitted Exceptions.
4.1.27.1    There exists no circumstance or state of facts that constitutes a default by Seller under, or by the other Person to, any of the documents evidencing the Permitted Exceptions, or that would, with the passage of time or the giving of notice, or both, constitute such a default.
4.1.27.2    No other Person who is party to any of the documents evidencing the Permitted Exceptions has given written notice to Seller or Manager of any defenses, set-offs or claims in connection with any of such Permitted Exceptions.
4.1.28    Liquor Licenses. All liquor licenses in force with respect to the Property are held and maintained solely in the name of Seller. No other Person holds nor maintains any liquor licenses with respect to the Property.
4.1.29    OFAC. Seller is in compliance with the requirements of Executive Order No. 133224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”). Neither Seller nor any beneficial owner of Seller:
4.1.29.1    is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”);
4.1.29.2    is a Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or
4.1.29.3    is owned or controlled by, or acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.
4.1.30    Quit Claim Land. Seller expressly makes no representations or warranties whatsoever with respect to the Quit Claim Land including, without limitation, (a) the status of title to the Quit Claim Land, or (b) the nature and extent of any right-of-way, possession, lien, encumbrance, license, reservation, condition or otherwise as to the Quit Claim Land for the benefit of the Property.
4.2    Buyer’s Representations and Warranties. Buyer makes the following representations and warranties to Seller, upon which warranties and representations Seller has relied and will continue to rely, all of which are true and correct in all material respects as of the Effective Date and will be true and correct in all material respects as of the Closing Date, except as may be set forth in Buyer’s Closing Certificate: Buyer is duly organized, validly existing and in good standing under the laws of Delaware. The execution and delivery of this Agreement and the other documents contemplated in this Agreement by Buyer and the performance by Buyer of the obligations under this Agreement and the other documents contemplated in this Agreement (a) are within the power of Buyer; (b) have been duly authorized by all requisite action on the part of Buyer; (c) will not violate any provision of law, any order of any court or agency of government, the charter documents of Buyer, or any indenture, agreement or any other Instrument to which Buyer is a party; and (d) will not require any consent or approval of any Person that has not been obtained prior to Closing. Neither Buyer nor any beneficial owner of Buyer is listed in any of the Lists, is subject to the prohibitions contained in the Orders or is owned or controlled by, or acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders. Buyer acknowledges Seller’s representations with respect to the Quit Claim Land in Section 4.1.30, including the fact that Seller disclaims any right, title or interest in the Quit Claim Land, and that Seller has previously notified Buyer of its lack of title to the Quit Claim Land.
5.SELLER’S OBLIGATIONS.
5.1    Pre-Closing Obligations. Seller hereby covenants to Buyer, upon which covenants Buyer has relied and will continue to rely, that for the period from the Effective Date through and including the Closing Date:
5.1.1    Further Liens and Encumbrances. Seller will not subject the Property to any additional liens, encumbrances, covenants, conditions, easements, rights of way or similar matters of record after the Effective Date without the consent of Buyer (not to be unreasonably withheld, conditioned or delayed).
5.1.2    Leases; Other Contracts.
5.1.2.1    Seller will not hereafter enter into or issue any Lease, Campground Lease, Equipment Lease, Service Contracts, Charitable Commitments, Gift Certificates or Bartered Arrangements affecting the Property (any such item being hereinafter called a “Contract”; collectively, “Contracts”) except (a) in the ordinary course of business prior to the expiration of the Due Diligence Period provided any such Contract shall not be in effect for any period after December 31, 2014; (b) for Contracts entered into in the ordinary course of business that do not constitute Material Contracts; (c) Approved Campground Leases (as defined below); (d) watermedia workshop service contracts with a term that ends on or prior to November 11, 2017; and (e) to the extent the immediately preceding clauses (a), (b), (c) and (d) do not apply, with the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed.
5.1.2.2    Seller will not hereafter modify, extend, renew, terminate, replace or otherwise change any of the Management Agreement or the Contracts except (a) for

Contracts that do not constitute Material Contracts; (b) immaterial modifications, amendments or changes that do not increase or decrease the duration of the term of any Contract or the amounts payable thereunder or (c) with the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed.
5.1.2.3    Buyer shall assume all Contracts pertaining to the Property which are (i) assignable by Seller and (ii) not objected to by Buyer, in writing, prior to the expiration of the Due Diligence Period (each, an “Assumed Contract”); provided that, Buyer shall not assume any of the Contracts which are described on Schedule 5.1.2 attached hereto and are being retained by Seller, including, without limitation, any global contracts of Seller that also pertain to assets not related to the Property (“Retained Contracts”), and such Retained Contracts will not constitute Assumed Contracts and Buyer shall not incur any liability or obligation under such Retained Contracts. Without the prior written consent of Buyer, Seller shall not terminate any of the Assumed Contracts. Regarding all Contracts which are not Assumed Contracts or Retained Contracts (each, a “Rejected Contract”), Seller shall be obligated to use good faith efforts to terminate or deliver notice of termination with respect to any such Rejected Contract, unless doing so would result in Seller incurring termination fees in connection therewith which neither Seller nor Buyer is willing to pay, in which case such Rejected Contract shall be reclassified as an Assumed Contract, and Buyer shall be notified within five (5) Business Days of Seller’s receipt of written notice from Buyer of which Contracts Buyer intends to assume and/or reject that such Rejected Contract has been reclassified as an Assumed Contract. With respect to all Rejected Contracts that Seller agrees to use good faith efforts to terminate, Seller, at Seller’s sole cost and expense, shall use good faith efforts to effect such termination as of the Closing Date and, to the extent such Rejected Contract is terminated by Seller, shall provide written evidence that the Rejected Contracts have been terminated effective as of the Closing Date.
5.1.3    Reservation Agreements and Deposits. Buyer shall assume all Reservation Agreements and Deposits at Closing. Buyer authorizes Seller to continue to accept reservations for guest rooms, meeting rooms, restaurant and banquet facilities for periods after the Closing Date, provided: (a) Seller shall not accept any such reservations for periods after April 30, 2016; (b) the terms and conditions of any such reservations are at current fair market value or otherwise are in the ordinary course of business; and (c) Buyer acknowledges that prior to the Effective Date, Seller has accepted such reservations for periods up to April 30, 2017. Accordingly, Buyer agrees to honor all such reservations in accordance with their terms, provided that such reservations are disclosed on the Closing Schedules or Buyer has the opportunity to inspect the underlying Reservation Agreements and Deposits at the Hotel as provided in Section 4.1.17 herein. Buyer shall indemnify and hold Seller harmless from and against any and all Losses suffered by Seller as a result of Buyer’s failure to comply with the terms of this Section 5.1.3.
5.1.4    Property Management and Operation. Seller shall cause the Property to be maintained and operated in a good and businesslike manner consistent with past practices of Seller and the terms of the Management Agreement. In accomplishing the foregoing, Seller agrees either itself or to cause the Property Manager, as applicable, by way of example, but not limitation, to: (a) maintain inventories at levels consistent with the normal operation of the Hotel, adjusted for occupancy and seasonality; (b) promptly notify Buyer in writing of any casualty, condemnation or other material, adverse change in the Property of which Seller becomes aware of or receives notice of following the Effective Date; (c) maintain in full force and effect all existing Insurance pertaining to the Property and/or the operation of the Hotel; (d) maintain existing Licenses and Permits and renew the same, as necessary; (e) not dispose of any items of Personal Property, including, but not limited to, Motor Vehicles, furniture, fixtures, machinery and equipment, except in the ordinary course of business; provided, that Buyer’s prior written consent (not to be unreasonably withheld, conditioned or delayed) shall be required for disposal of Personal Property after the expiration of the Due Diligence Period, unless such items of Personal Property are of de minimis value or are replaced, before Closing, with similar items of at least equal suitability, quality and value, free and clear of any liens, encumbrances or security interests; (f) after the expiration of the Due Diligence Period, not perform, nor permit the performance of, any material alterations, renovations or improvements to the Real Property in excess of $150,000.00 without Buyer’s prior written consent (not to be unreasonably withheld, conditioned or delayed); (g) honor all room reservations and banquet facility reservations in the normal and ordinary course of business and continue to market and manage the Hotel in the ordinary course of business consistent with past practice; (h) provide copies of all written default notices, notices of lawsuits and notices of violations affecting the Property (including any notices from governmental authorities) promptly upon receipt by Seller; (i) not knowingly take any action that would result in a failure to comply in all material respects with all Governmental Regulations applicable to the Property; (j) cause the Property Manager to maintain staffing so as to continue to provide the same level of service at the Hotel and use reasonable efforts to preserve the good relations of the suppliers, customers and other Persons related to the Property with whom Seller has business relations; and (k) use commercially reasonable efforts to notify Buyer of the occurrence of any event which in Seller’s reasonable opinion would make Seller’s representations and warranties contained in Section 4.1 herein not true and correct. Promptly following the Effective Date, Seller and Buyer shall each use commercially reasonable efforts to negotiate in good faith on a mutually agreeable form of Campground Lease for any Campground Leases to be entered into after the Effective Date and which are effective on or after January 1, 2015 (including a mutually agreed upon rate structure) (such Campground Leases and rates being referred to herein as “Approved Campground Leases”).
5.1.5    Prepayments. Seller shall not accept (a) any prepaid rents, security deposits or other deposits under any of the Leases, or (b) any deposits made with respect to reservations for guest rooms, meeting rooms, restaurants and banquet facilities for dates after the Closing Date, unless the same are transferred or credited to Buyer on the Closing Date.
5.1.6    Taxes. Seller shall pay or shall cause to be paid when due all taxes in accordance with applicable Governmental Regulations in connection with the operation of the Property, including, without limitation, employer withholding taxes, sales and use taxes, occupancy taxes, real property taxes and personal property taxes which are due and payable through the Closing Date, other than those taxes which are to be prorated in accordance with the provisions of Section 9.6 or Section 9.7.
5.1.7    Cooperation with Representatives. In addition to the provisions of Section 5.2 herein, Seller shall, at no material cost to Seller, cooperate with Buyer and its accountants, counsel and/or other representatives in providing information and materials pertaining to the operation and marketing of the Property. Without limiting the generality of the foregoing, Seller shall, without charge to Buyer, allow a representative or representatives of Buyer access to the Property for the purpose of (a) meeting with and interviewing (i) the Property Manager’s Regional Manager, (ii) the Property Manager’s General Manager, (iii) the Property Manager’s Director of Sales and Marketing, (iv) the Property Manager’s Maintenance Director, (v) the Seller’s Director of Engineering, (vi) the Property Manager’s Food and Beverage Director and (vii) the Property Manager’s Executive Housekeeper; provided, that with respect to the preceding clauses (vi) and (vii), such access shall be provided only after Buyer’s Deposit has become fully “earned” by Seller and non-refundable to Buyer; provided, further, that Seller and the Property Manager shall have the right to have a representative present at all such meetings described in this clause

(a); and (b) performing such investigations and analyses of the Property as Buyer may reasonably require, subject to the requirements of Section 8.1 herein.
5.2    Additional Obligations of Seller. In addition to any other obligations of Seller that will survive Closing, Seller agrees as follows:
5.2.1    Assistance With Obtaining Rebates or Refunds, Licenses and Permits, and Claims. Seller shall, at no cost, expense or liability to Seller, cooperate with and assist Buyer in obtaining the Rebates and Refunds and assignments of the Licenses and Permits or issuance of new Licenses and Permits, and in collection of the Claims and the respective proceeds therefrom, including, but not limited to, making records available to Buyer to facilitate processing and collection of such Claims, and Seller shall, prior and subsequent to the Closing Date, execute any and all instruments which Buyer may require to effectuate the transfer to Buyer of all of the foregoing (but only to the extent transferable).
5.2.2     Required Consents for Assumed Contracts. Certain of the Assumed Contracts may not, by their terms, be freely assignable or assigned to Buyer by Seller without the consent of a third party. Seller shall endeavor to obtain such necessary consents of such third parties for the assignment of the Assumed Contracts. To the extent that such consents are not obtained for an Assumed Contract (“Nonassignable Contract”), if and to the extent requested by Buyer, Seller shall use reasonable efforts to (but without being obligated to incur costs or expenses) (a) provide to Buyer, the benefits under any such Nonassignable Contract, (b) cooperate in any reasonable and lawful arrangement designed to provide such benefits to Buyer, and (c) enforce, at the written request of Buyer, for the account of Buyer, any rights of Seller under the affected Nonassignable Contract (including the right to elect to terminate such Nonassignable Contract in accordance with the terms thereof upon the direction of Buyer). Buyer shall cooperate with Seller in order to enable Seller to provide the benefits contemplated by the immediately preceding sentence to Buyer. Buyer shall perform the obligations of Seller arising under the affected Nonassignable Contracts, but only if and to the extent that Seller provides to Buyer the benefits thereof pursuant to this Section 5.2.2. Buyer shall have no liability or obligation for any Nonassignable Contract not assumed by Buyer and from which Buyer does not receive a benefit.
6.TITLE.
6.1     On or before September 16, 2014, Seller shall deliver to Buyer the initial Title Commitment and the Survey. As used herein, “Permitted Exceptions” shall mean and include taxes and assessments for the then-current year (which shall be prorated in accordance with Section 9.6 hereof), and matters referenced in the final Title Commitment and/or shown on the Survey and any other matters of record (except for any such matters that Seller expressly agrees to cure prior to Closing as aforesaid), as set forth in Section 6.2 below. Notwithstanding the foregoing, Seller will be obligated to cure exceptions to title to the Real Property relating to (a) mortgage liens or other monetary liens caused by Seller during its ownership of the Real Property, (b) mechanics’ liens caused by Seller, and (c) delinquent tax liens (collectively, the “Unpermitted Exceptions”).
6.2    Buyer shall have ten (10) Business Days after receipt of the initial Title Commitment and/or Survey to object to any material matters disclosed therein (“Buyer’s Initial Objections to Title”). Seller shall respond in writing to Buyer’s Initial Objections to Title in writing within five (5) Business Days of Seller’s receipt thereof, and Seller’s failure to do so shall be deemed as notice to Buyer of its election not to cure any of the title or survey objections set forth in Buyer’s Initial Objections to Title, except for the Unpermitted Exceptions which Seller shall be obligated to cure. If Seller elects to cure any other title or survey matters to which Buyer objects pursuant to this Section 6.2, Seller shall perform such cure in a manner reasonably acceptable to Buyer and the Title Company prior to Closing and shall thereupon deliver a revised Title Commitment to the Buyer. If Seller elects not to cure any other title or survey matters to which Buyer objects pursuant to this Section 6.2 (other than the Unpermitted Exceptions which Seller is obligated to cure), Buyer may terminate this Agreement (such termination right to be exercised, if at all, within five (5) Business Days after receipt of notice from Seller that Seller elects not to cure one or more of such title or survey objections) by delivering written notice thereof to Seller, whereupon this Agreement shall terminate, the Deposit and any interest thereon shall be returned to Buyer and the parties hereto shall have no further obligations hereunder, except as may otherwise be expressly set forth herein. If Seller elects not to cure any such title and survey matters as provided herein, and if Buyer does not elect to terminate this Agreement as provided herein, such matters that Seller does not agree to cure shall be deemed waived by Buyer and shall be Permitted Exceptions and set forth in the final revised Title Commitment.
6.3    Seller will deliver any releases and/or execute any affidavits, waivers, sworn statements or indemnities that may reasonably be required by the Title Company in order to allow the Title Company to issue the Title Policy without any Unpermitted Exceptions, including, without limitation, an Owner’s Affidavit of Possession and any other items required on Schedule B-1 of each of the Title Commitments.
6.4    At Closing, Seller shall convey to Buyer (a) indefeasible, good and marketable legal and equitable fee simple title to the Real Property by Special Warranty Deed, free and clear of any and all liens, restrictions, encumbrances and easements, subject only to the Permitted Exceptions; and (b) Seller’s right, title, and interest (if any) to the Quit Claim Land by Quit Claim Deed.
6.5    The Intellectual Property acquired by Buyer at Closing shall include the marks “Springmaid Beach Resort and Conference Center,” “Springmaid Beach” and “Springmaid Pier” and such other marks as may be set forth on Schedule 4.1.24 attached hereto. In the event that Buyer elects to operate the Hotel without incorporating any of such marks for a period of eighteen (18) consecutive months, then Buyer shall, within thirty (30) days following the end of such eighteenth (18th) month, assign the rights to such marks back to Seller. The provisions of this Section 6.5 shall survive Closing.
7.CONDITIONS PRECEDENT/CONCURRENT TO CLOSING.
7.1    Buyer’s Conditions. Buyer shall not be required to close the transaction provided for under this Agreement, unless and until each and every one of the following conditions in this Section 7.1 has been fulfilled in all material respects or waived by Buyer. If such conditions are not satisfied by the date which is fifteen (15) Business Days after the Scheduled Closing Date, such failure shall be deemed to be a failure by Seller to perform Seller’s obligations and Buyer shall be permitted to pursue the remedies available to Buyer under Section 14.1 herein, which remedies shall be Buyer’s sole available remedies in connection with this Agreement and which Buyer must pursue, if at all, within ninety (90) days after the expiration of the foregoing fifteen (15) Business Day period. Notwithstanding anything to the contrary contained herein, the failure by Buyer to pursue such remedies in the timeframe specified in the preceding sentence shall constitute an irrevocable waiver by Buyer of its ability to pursue such remedies.
7.1.1    Representations, Warranties and Covenants of Seller. Seller shall have duly and timely performed in all material respects each and every covenant to be performed by Seller under this Agreement and the representations and warranties made by Seller that are set forth in this Agreement shall be true and correct as of the Closing Date in all material respects, except as may be set forth in the Seller’s Closing Certificate.
7.1.2    Seller’s Deliveries. Seller shall have duly and timely delivered to Escrow Holder and/or Buyer all of the items described in Section 3.2 and Section 3.6 herein.
7.1.3    Tax Clearance Certificate. Buyer has received a Certificate of Tax Compliance from the South Carolina Department of Revenue as contemplated in Section 12-54-124 of the South Carolina Code of Laws indicating that, as of a date not more than thirty (30) days prior to the Closing Date, all taxes then due from the operation of the Hotel have been paid (the “Tax Clearance Certificate”).
7.1.4    No Adverse Proceedings or Governmental Regulation. No litigation or other court action shall have been commenced seeking to obtain an injunction or other relief from such court to enjoin the consummation of the transaction described in this Agreement, and no preliminary or permanent injunction or other order, decree or ruling shall have been issued by a court of competent jurisdiction or by any governmental authority, would make illegal or invalid or otherwise prevent the consummation of the transaction described in this Agreement. No Governmental Regulation shall have been enacted that would make illegal or invalid or otherwise prevent the consummation of the transaction described in this Agreement.
7.1.5    Material Changes. The Closing Schedules and the Seller’s Closing Certificate shall not contain any: (a) new disclosures that would have a material adverse effect on Buyer’s ability to operate, own and/or lease the Property after the Closing; or (b) Material Contracts (other than those permitted pursuant to Section 5.1.2.1).
7.2    Seller’s Conditions. Seller shall not be required to close the transaction provided for under this Agreement, unless and until each and every one of the following conditions in this Section 7.2 has been fulfilled in all material respects or waived by Seller. If such conditions are not satisfied by the date which is fifteen (15) Business Days after the Scheduled Closing Date, then Seller’s sole remedy shall be to pursue the remedies available to Seller under Section 14.2 herein, which remedies shall be Seller’s sole available remedies in connection with this Agreement and which Seller must pursue, if at all, within ninety (90) days after the expiration of the foregoing fifteen (15) Business Day period. Notwithstanding anything to the contrary contained herein, the failure by Seller to pursue such remedies in the timeframe specified in the preceding sentence shall constitute an irrevocable waiver by Seller of its ability to pursue such remedies.
7.2.1    Representations, Warranties and Covenants of Buyer. Buyer shall have duly and timely performed in all material respects each and every covenant to be performed by Buyer under this Agreement and the representations and warranties made by Buyer that are set forth in this Agreement shall be true and correct as of the Closing in all material respects, except as may be set forth in the Buyer’s Closing Certificate.
7.2.2    Buyer’s Deliveries. Buyer shall have duly and timely delivered to Escrow Holder all of the items described in Section 3.3 of this Agreement.
7.2.3    No Adverse Proceedings or Governmental Regulations. No litigation or other court action shall have been commenced seeking to obtain an injunction or other relief from such court to enjoin the consummation of the transaction described in this Agreement, and no preliminary or permanent injunction or other order, decree or ruling shall have been issued by a court of competent jurisdiction or by any governmental authority, would make illegal or invalid or otherwise prevent the consummation of the transaction described in this Agreement. No Governmental Regulation shall have been enacted that would make illegal or invalid or otherwise prevent the consummation of the transaction described in this Agreement.
8.DUE DILIGENCE PERIOD.
8.1    Matters to Be Reviewed.
Buyer will have until 5:00 p.m. (Eastern Time) on the expiration date of the Due Diligence Period to conduct, review and approve or disapprove any and all inspections, investigations, tests, studies (including feasibility studies and other economic models) and appraisals as Buyer may have elected to make or obtain with respect to the Property and/or the operation and financial condition of the Hotel (collectively, the “Investigations”), including, without limitation, title and survey analysis, financial analyses of the books and records, environmental studies, structural and mechanical investigations, appraisals, and analyses of the Property’s compliance with Governmental Regulations.
In addition to any documentation provided to Buyer in accordance with the terms of this Agreement, during the Due Diligence Period, Seller shall have the continuous obligation to reasonably cooperate with Buyer to make available for Buyer’s inspection copies of certain documentation pertaining to the Property which Buyer may reasonably request, including, without limitation, the Management Agreement, Leases, Campground Leases, Service Contracts, Equipment Leases, Reservation Agreements and Deposits, Charitable Commitments and Gift Certificates, Bartered Arrangements, Licenses and Permits, Records and Plans, documentation and/or information related to the Personal Property and Intellectual Property, documentation and/or information related to Claims, Rebates or Refunds and Warranties, financial documentation and/or information, or any other related information, documents and agreements (if any) pertaining to the Property which are reasonably requested by Buyer.
During the Due Diligence Period, Buyer shall have the right to enter upon the Property for the purpose of performing the Investigations, provided (a) Buyer shall give Seller not less than one (1) day advance written notice requesting such entry (and Seller shall promptly (as is commercially reasonable under the circumstances) respond to each such entry request from Buyer), (b) such notice shall include sufficient information to permit Seller to review the scope of the proposed Investigations, and (c) Buyer shall not permit any borings, drillings or samplings to be done on the Property without Seller’s prior written consent, which consent may be withheld in Seller’s reasonable discretion. Any entry upon the Property and all Investigations shall be during Seller’s normal business hours and at the sole risk and expense of Buyer, and shall not interfere with the activities on or about the Property. Buyer shall:
(i)    promptly repair any damage to the Property resulting from any such Investigations and replace, refill and regrade any holes made in, or excavations of, any portion of the Property used for such Investigations so that the Property shall be in the same general condition that it existed in prior to such Investigations;
(ii)    fully comply with all Governmental Regulations applicable to the Investigations and all other activities undertaken in connection therewith;

(iii)    permit Seller to have a representative present during all Investigations undertaken hereunder;
(iv)    take all actions and implement all protections necessary to ensure that all actions taken in connection with the Investigations, and the equipment, materials, and substances generated, used or brought onto the Property, (a) pose no threat to the safety or health of Persons or the environment, (b) cause no damage to the Property or other property of Seller or other Persons, (c) do not materially interfere with Seller’s operation of the Hotel and (d) comply with the terms and provisions set forth in Section 17.9 herein;
(v)    require its consultants to maintain or cause to be maintained, at Buyer’s expense, a policy of comprehensive general public liability insurance, with a broad form contractual liability endorsement covering Buyer’s indemnification obligations contained herein and with a combined single limit of not less than $1,000,000 per occurrence for bodily injury and property damage and $2,000,000 in the aggregate, insuring Seller as an additional insured, against any injuries or actual damages to Persons or property that may result from or are related to Buyer’s activities upon the Property, all of which insurance shall be on an “occurrence form” and otherwise in such forms and with an insurance company reasonably acceptable to Seller, and deliver evidence of such insurance policy to Seller prior to the first entry on the Property;
(vi)    not allow the Investigations or any and all other activities undertaken by Buyer to result in any liens, judgment or other encumbrances for work performed on Buyer’s behalf being filed or recorded against the Property, and Buyer, shall, at its sole cost and expense, promptly discharge of record any such liens or encumbrances that are so filed or recorded (including, without limitation, liens for services, labor or materials furnished); and
(vii)    indemnify, defend and protect Seller, Seller’s Affiliates, Property Manager and its employees, agents and representatives and hold each of them harmless from and against any and all Losses related to repairing damage to Improvements or bodily harm to Persons or removal of liens, to the extent arising out of Buyer’s activities upon the Property, but specifically excluding any damages and expenses to the extent arising out of the gross negligence or willful misconduct of Seller, Seller’s Affiliates or their agents (including Property Manager and its employees, agents and representatives), contractors, employees or representatives and/or any pre-existing conditions at the Property or matters revealed by or during the Investigations, except to the extent that the Investigations worsen or exacerbate any such condition or matter.
The indemnification provisions of this Section 8.1 shall survive the termination of this Agreement and the Closing. For purposes of this Section 8.1, the activities of any consultant, or other third party retained by Buyer in connection with the Investigation shall be deemed to be included within the term “Buyer.”
8.2    Notice of Disapproval.
8.2.1    Buyer may elect to terminate the transaction contemplated herein for any reason or no reason by notifying Seller in writing (the “Notice of Disapproval”) on or before the expiration of the Due Diligence Period of Buyer’s desire to not close the transactions contemplated herein and to terminate the Agreement. If Buyer fails to timely deliver a Notice of Disapproval on or before the expiration of the Due Diligence Period, Buyer shall be conclusively deemed to have approved the transactions contemplated herein, and in such case, Buyer shall pay and deliver the Second Deposit to Escrow Holder not later than two (2) Business Days following the expiration of the Due Diligence Period. If Buyer fails to deliver the Second Deposit to Escrow

Holder within two (2) Business Days following the expiration of the Due Diligence Period, then Seller shall be entitled to terminate this Agreement, whereupon the First Deposit and interest thereon shall be immediately delivered to Seller, and all rights and obligations of the parties existing hereunder shall terminate and be of no further force or effect, except any rights and obligations which are expressly stated to survive the termination of this Agreement.
8.2.2    If Buyer timely delivers a Notice of Disapproval, then (i) the First Deposit and any interest accrued thereon will be returned to Buyer, (ii) Buyer shall deliver to Seller a copy of each of the property condition survey report, the Phase I report and any report with respect to the physical condition of the pier or the elevators commissioned by Buyer that are related to the Property and (iii) all rights and obligations of the parties existing hereunder shall terminate and be of no further force or effect, except any rights and obligations which are expressly stated to survive the termination of this Agreement.
8.3    Continued Access. In the event (i) Buyer has not terminated this Agreement pursuant to Section 8.2 herein or (ii) Seller has not terminated this Agreement pursuant to Section 8.2.2 herein, Buyer shall have the continued right to access the Property following the expiration of the Due Diligence Period and until the Closing, provided Buyer complies in all respects with the foregoing requirements set forth in Section 8.1 herein with respect to Buyer’s entry upon the Property.
8.4    As Is. This Agreement and the Transfer Documents contain all the terms of the agreement entered into between the parties as of the Effective Date, and Buyer acknowledges that, except as otherwise provided in this Agreement and the Transfer Documents, neither Seller nor any of Seller’s affiliates, constituent members, agents, representatives, members or board (collectively, “Seller’s Affiliates”) has made any representations or held out any inducements to Buyer, and Seller hereby specifically disclaims any representations, oral or written, past, present or future, other than those specifically set forth in this Agreement, the Transfer Documents, and the Exhibits and Schedules hereto and thereto (as applicable). Without limiting the generality of the foregoing, except as otherwise provided in this Agreement, the Transfer Documents, or in the Exhibits and Schedules hereto and thereto (as applicable), Buyer has not relied on any representations or warranties, and neither Seller nor any of Seller’s Affiliates has or is willing to make any representations or warranties (other than the representations and warranties in this Agreement, the Transfer Documents, or in the Exhibits or Schedules hereto and thereto (as applicable)), express or implied, as to (a) the status of title to the Property, (b) the Contracts, Personal Property, Intangible Property, Equipment Leases or Leases, (c) the Licenses and Permits, (d) the current or future real estate tax liability, assessment or valuation of the Property; (e) the potential qualification of the Property for any and all benefits conferred by any Governmental Regulations whether for subsidies, special real estate tax treatment, insurance, mortgages or any other benefits, whether similar or dissimilar to those enumerated; (f) the compliance of the Property in its current or any future state of applicable Governmental Regulations or any violations thereof, including, without limitation, those relating to access for the handicapped, environmental or zoning matters, and the ability to obtain a change in the zoning or a variance in respect to the Property, and non-compliance, if any, with zoning Governmental Regulations; (g) the nature and extent of any right-of-way, possession, lien, encumbrance, license, reservation, condition or otherwise; (h) the availability of any financing for the purchase, alteration, rehabilitation or operation of the Property from any source, including, without limitation, any government authority or any lender; (i) the current or future use of the Property, including, without limitation, use for commercial, manufacturing or general office purposes; (j) the present and future condition and operating state of any Personal Property and the present or future structural and physical condition of the Improvements, their suitability for rehabilitation or renovation, or the need for expenditures of capital improvements, repairs or replacements thereof; (k) the viability or financial condition of any tenant; (l) the status of the market in which the Property is located; (m) the actual or projected income or operating expenses of the Property; or (n) the availability and cost of property and casualty insurance with respect to the Property.
9.PRORATIONS AND ADJUSTMENTS. The following matters and items shall be apportioned between Seller and Buyer or, where applicable, credited in total to a particular party; provided that there shall be no prorations between the parties except as expressly provided herein, and any portion of the Property pertaining to the Property that is not addressed below shall be assigned, delivered and/or credited to Buyer without any adjustment to the Purchase Price:
9.1    Inventory. Buyer is obtaining from Seller, as of the Transfer Time, all Inventory located at the Property or used in the operation of the Hotel, and there will be no prorations or adjustments therefor.
9.2    Room Revenues: Other Revenues. (a) Buyer shall be entitled to all Other Revenues pertaining to the Property earned from and after the Transfer Time, and (b) Seller shall pay to Buyer, as applicable, on the Closing Date, an amount equal to the sum of the following items pertaining to the Property: (i) one-half (1/2) of the Room Revenues (after deducting any occupancy tax that Seller or Buyer (as applicable) is obligated to pay to any governmental authority) for the night of the Closing Date, (ii) the value of any complimentary rooms (based upon the market rate for each room), and any complimentary food or beverages (based upon the advertised rate for each food and beverage), which Buyer is obligated to provide for periods after the Transfer Time, (iii) without duplication of amounts in the foregoing clause (ii), the stated value of all outstanding Charitable Commitments and Gift Certificates, (iv) all prepaid deposits under the Reservation Agreements and Deposits made to Seller for dates after the Transfer Time and (v) any other amounts received by Seller for the provision of rooms, goods, facilities or services after the Transfer Time. Notwithstanding anything to the contrary in the Agreement (other than item (i) of the preceding sentence), Seller and Buyer shall be entitled to recovery of the Accounts Receivable pertaining to the Property as follows: (a) with respect to any Accounts Receivable which are aged thirty (30) days or older as of Closing, Seller shall retain the right to collect such Accounts Receivable and Buyer shall have no rights in or obligation to assist Seller in collecting such Accounts Receivable but will remit to Seller on a monthly basis any such Accounts Receivable that Buyer receives; and (b) with respect to any Accounts Receivable which are aged less than thirty (30) days as of Closing, at Closing such Accounts Receivable shall be purchased by Buyer at face value and such Accounts Receivable purchased by Buyer shall be assigned from Seller to Buyer.
9.3    Utilities. Prior to the Closing Date, Seller shall notify all utility companies servicing the Property of the anticipated change in ownership of the Property and request that all billings after the Transfer Time be made to Buyer at the Hotel address. Utility meters will be read, to the extent that the utility company will do so, during the daylight hours on the Closing Date, with charges prior to the Transfer Time paid by Seller and charges thereafter paid by Buyer. Charges for utilities which are unmetered, or charges for the meters which have not been read on the Closing Date, will be prorated between Buyer and Seller as of the Transfer Time based upon the most recent utility billings and adjusted as necessary post-Closing in the final schedule of adjustments as contemplated in Section 9.10. All utility deposits made by Seller shall be assigned to Buyer and credited to Seller at Closing, unless posted in the form of a letter of credit, in which event Seller’s letter of credit shall be returned to Seller. Buyer acknowledges that it may be required to post utility deposits in excess of those required of Seller.

9.4    Assumed Contracts. All Assumed Contracts shall be assigned to Buyer as of the Closing Date, and all payments under all of the Assumed Contracts shall be prorated as of the Transfer Time. Seller shall pay to Buyer on the Closing Date the amount of all prepaid deposits (together with any interest earned thereon) under all of the Assumed Contracts made to Seller for dates after the Transfer Time. With respect to the Leases that constitute Assumed Contracts, all rent and other charges shall be prorated as of the Transfer Time, and Seller shall pay to Buyer, on the Closing Date the amount of any prepaid rents made to Seller with respect to periods after the Transfer Time and any security deposits or other deposits under any such Leases, together with any interest earned thereon. Buyer shall use good faith efforts to collect any delinquent rentals payable by tenants under such Leases and payable relative to the period prior to Closing and shall remit such amounts to Seller. All sums collected by Buyer after the Closing Date will be applied first to current amounts owed by the tenant to Buyer and then to any delinquent rentals owed by such tenant to Seller to the extent that Buyer receives any sums from such tenant in excess of the current amount of rent owed by such tenant to Buyer.
9.5    Accounts Payable and Expenses. All accounts payable and expenses related to the operation of the Property which have accrued before the Transfer Time (including, without limitation, Seller’s Payables) and/or that are payable under the Rejected Contracts or the Retained Contracts shall be paid by Seller, and Seller shall defend, indemnify and hold Buyer and the Buyer Indemnitees harmless from and against any and all Losses suffered by Buyer or any Buyer Indemnitee as a direct result of Seller’s failure to pay such accrued accounts payable and accrued expenses and/or any amounts payable under the Rejected Contracts or the Retained Contracts. All accounts payable and expenses arising after the Transfer Time which are incurred under the Assumed Contracts or at the direction of Buyer will be the responsibility of Buyer and Buyer shall defend, indemnify, and hold Seller and the Seller Indemnitees harmless from any Losses incurred by Seller and the Seller Indemnitees as a direct result of the failure by Buyer to pay such accrued accounts payable and accrued expenses. The indemnity provided in this Section 9.5 shall survive Closing.
9.6    Property Taxes. Seller shall pay general real estate and ad valorem personal property taxes pertaining to the Property for all periods prior to the Transfer Time. In addition, Seller shall pay all special taxes or assessments payable pertaining to the Property prior to the Transfer Time, except that in the case of special taxes or assessments which may be paid in installments, Seller shall pay only those installments payable relative to the period prior to the Transfer Time. All general real estate and ad valorem personal property taxes pertaining to the Property for the year in which the Closing occurs, together with all installments of special taxes or assessments payable during the year in which the Closing occurs, shall be prorated as of the Transfer Time on a calendar year basis (and any refunds of taxes and assessments, whether based on tax appeals or otherwise, shall be prorated based on whether same relate to the period prior to or after the Transfer Time). If property tax bills or other bills are not available at Closing, proration shall be based on the prior tax year and adjusted post-Closing when actual bills are available as contemplated in Section 9.10.
9.7    Other Taxes. Seller shall be responsible for any hotel occupancy taxes, business and occupation taxes, gross receipts taxes, sales taxes and other similar taxes payable or accrued prior to the Transfer Time, and Seller shall defend, indemnify and hold Buyer and the Buyer Indemnitees harmless from and against any and all Losses suffered by Buyer or any Buyer Indemnitee as a direct result of Seller’s failure to pay such accrued taxes. Buyer shall be responsible for all such taxes payable or accruing after the Transfer Time, and Buyer shall defend, indemnify, and hold Seller and the Seller Indemnitees harmless from any Losses incurred by

Seller and the Seller Indemnitees as a direct result of Buyer’s failure to pay such taxes. The indemnity provided in this Section 9.7 shall survive Closing.
9.8    Management Agreement. All amounts accrued but unpaid, and not otherwise apportioned in this Agreement, arising under the Management Agreement (including any incentive fees) shall be paid by Seller at Closing or credited to the Purchase Price. If any such amounts are not ascertainable at Closing, the Seller and Buyer shall estimate an amount for Closing, the final amounts shall be determined as soon as practicable after Closing.
9.9    Cash and Coin-Operated Equipment. Seller shall receive a credit for all House Funds which shall be transferred to Buyer at Closing. Seller shall remove all monies from vending machines, laundry machines, pay telephones and other coin-operated equipment as of the Transfer Time and shall retain all monies collected therefrom as of the Transfer Time, and Buyer shall be entitled to any monies collected therefrom after the Transfer Time.
9.10    Method of Proration. All prorations will be made as of the Transfer Time based on a 365-day year.
9.11    Preliminary Schedule of Adjustments.
9.11.1    All prorations and credits shall be based on a schedule prepared in good faith by Seller at least two (2) Business Days prior to Closing, and approved in writing by Buyer, using the latest bills or estimates made by Seller from information available (“Preliminary Schedule of Adjustments”). If any supplemental billing is issued or new information learned with respect to any of the foregoing prorations or credits, the same shall be adjusted and prorated between Seller and Buyer as soon as reasonably possible after the Closing. In any event, to the fullest extent possible, Seller and Buyer shall jointly prepare a final schedule of adjustments within sixty (60) Business Days after the Closing Date and either party owing the other a sum of money shall pay such sum within ten (10) Business Days after such final schedule is prepared. Notwithstanding the foregoing, in the event that, at any time within twelve (12) months following the Closing Date, either party discovers any items which should have been included in the final schedule of adjustments but was omitted therefrom or which was included on the final schedule of adjustments but which needs further adjustment, such items shall be adjusted in the same manner as if their existence had been known at the time of the preparation of the final schedule of adjustments.
9.11.2    The provisions of this Section 9.11 shall survive Closing.
9.12    Rebates or Refunds. After Closing, Seller shall deliver to Buyer any applicable Rebates or Refunds pertaining to the Property as and when received by Seller.
10.COSTS AND EXPENSES. Closing costs shall be allocated as follows:
10.1    Seller. Seller shall pay: (i) the costs of examination of title to the Property and issuance of the Title Commitment in favor of Buyer and the base title insurance premium required to insure Buyer’s interest in the Property (but not the costs of any special coverage, endorsements or any lender’s title insurance coverage); (ii) the costs associated with the Survey (iii) the cost of the South Carolina Deed Recording Fee (and any other documentary or revenue stamps or other recording costs required to be paid in connection with the recording of the Deed); (iv) recording costs for instruments to be recorded in connection with the release of any mortgages, deeds of trust and other monetary liens and encumbrances on, or relating to, the

Property and the costs related to the removal of any other title or survey matters related to the Property that Seller agrees to cure; and (v) the investment banking fee payable to Broker.
10.2    Buyer. Buyer shall pay: (i) the costs of any special title insurance coverage, title endorsements and the premium for any lender’s title insurance coverage associated with the issuance of the Title Policy; (ii) any finder’s fee owed to a broker or agent other than to the Broker; and (iii) all other due diligence costs incurred by Buyer.
10.3    Other Closing Costs. Buyer and Seller will each pay its own legal and professional fees and fees of other consultants incurred by Buyer and Seller, respectively. All other closing costs and expenses will be allocated between Buyer and Seller in accordance with the customary practice in the county in which the Property is located.
10.4    Brokerage Commission. Seller shall be solely responsible for paying any brokerage commission due to the Broker. Seller hereby represents and warrants to Buyer that Seller has made no statement or representation nor entered into any agreement with a broker, salesman or finder (other than Broker) in connection with the transactions contemplated by this Agreement. Buyer hereby represent and warrant to Seller that Buyer has not entered into any agreement with a broker, salesman or finder in connection with the transactions contemplated by this Agreement. In the event of a claim for any brokers’ or finders’ fees or commissions in connection with the negotiation or execution of this Agreement or the transactions contemplated hereby, Seller shall indemnify, hold harmless and defend Buyer from and against any Losses related to any statement or representation or agreement alleged to have been made by Seller, and Buyer shall indemnify, hold harmless and defend Seller from and against any Losses related to any statement, representation or agreement alleged to have been made by Buyer. The provisions of this Section 10.4 shall survive termination of this Agreement or Closing.
11.CLOSING AND POSSESSION.
11.1    Delivery of Possession. Simultaneously with the Closing, Seller shall deliver possession and enjoyment of the Property, together with the Personal Property, Intangible Property and Assumed Contracts pertaining to such Property, to Buyer, subject to the Leases, the Campground Leases, the Equipment Leases and the Permitted Exceptions.
11.2    Effectuate Transfers. To the extent pertaining to the Property, Seller shall perform such further obligations or tasks as are necessary to effectuate the conveyance of the Real Property and the Personal Property and the assignment (to the extent assignable) of the Intangible Property and the Assumed Contracts.
12.GENERAL INDEMNIFICATION.
12.1    Subject to the terms of Article 14 herein, Seller will defend, indemnify, protect and hold Buyer and its members and managers, and their respective officers, directors, members, managers, agents, shareholders, representatives, employees, attorneys, affiliates, beneficiaries, subsidiaries, successors and assigns (collectively, the “Buyer Indemnitees”) harmless from and against:
12.1.1    Any and all Losses related to the operation of the Property prior to the Closing Date, including, without limitation, Losses related to the Leases and the Claims pertaining to the Property arising from acts or omissions of Seller, its agents or employees prior to the Closing Date, including, but not limited to, all liabilities and obligations for which Seller would have been, or will be, liable had Seller not transferred the Property to Buyer pursuant to this Agreement;
12.1.2    Any and all Losses arising from any breach of the warranties, representations, covenants and agreements of Seller contained in this Agreement which are not discovered by Buyer prior to Closing; and
12.1.3    Any and all Losses arising under any brokerage agreement or relating to any claim by any broker, agent or other Person claiming a commission or other form of compensation in connection with the transactions contemplated by this Agreement by reason of any acts of Seller.
The foregoing indemnification by Seller shall survive Closing; provided that except as set forth in Section 14.3.2 the indemnification obligation in Section 12.1.2 shall terminate on the date which is twelve (12) months after the date of Closing.
12.2    Subject to the terms of Article 14 herein, Buyer will defend, indemnify and hold the Seller and its officers, directors, members, agents, shareholders, representatives, employees, attorneys, affiliates, beneficiaries, subsidiaries, successors and assigns (collectively, the “Seller Indemnitees”) harmless from and against:
12.2.1    Any and all Losses related to the operation of the Property on or after the Closing Date, including, without limitation, Losses related to the Leases and Claims pertaining to the Property arising from acts or omissions of Buyer, its agents or employees on or after the Closing Date; and
12.2.2    Any and all Losses arising from any breach of the warranties, representations, covenants and agreements of Buyer contained in this Agreement which are not discovered by Seller prior to Closing.
The foregoing indemnification by Buyer shall survive Closing; provided that the indemnification obligation in Section 12.2.2 shall terminate on the date which is twelve (12) months after the date of Closing.
12.3    The indemnities set forth above are in addition to Seller’s and Buyer’s other indemnification obligations contained elsewhere in this Agreement.
12.4    Indemnification Procedure.
12.4.1    Notice of Indemnification Claim. If any of the Seller Indemnitees or Buyer Indemnitees (as the case may be) (each, an “Indemnitee”) is entitled to defense or indemnification under this Agreement (each, an “Indemnification Claim”), the party required to provide defense or indemnification to such Indemnitee (the “Indemnitor”) shall not be obligated to defend, indemnify and hold harmless such Indemnitee unless and until such Indemnitee provides written notice to such Indemnitor promptly after such Indemnitee has actual knowledge of any facts or circumstances on which such Indemnification Claim is based. The written notice shall describe in reasonable detail such facts and circumstances underlying such Indemnification Claim.
12.4.2    Resolution of Indemnification Claim Involving Third-Party Claim. If the Indemnification Claim involves a claim by a third party, the Indemnitor shall have the right (but not the obligation) to assume the defense of such claim, at its cost and expense, and shall use good faith efforts consistent with prudent business judgment to defend such claim, provided that (i) the counsel for the Indemnitor who shall conduct the defense of the claim shall be reasonably satisfactory to the Indemnitee (unless selected by Indemnitor’s insurance company), (ii) the Indemnitee, at its cost and expense, may participate in, but shall not control, the defense of such claim, and (iii) the Indemnitor shall not enter into any settlement or other agreement which requires any performance by the Indemnitee, other than the payment of money which shall be paid by the Indemnitor. The Indemnitee shall not enter into any settlement agreement with respect to the Indemnification Claim, without the Indemnitor’s prior written consent, which consent may be withheld in Indemnitor’s sole discretion. If the Indemnitor elects not to assume the defense of such claim, the Indemnitee shall have the right to retain the defense of such claim and shall use good faith efforts consistent with prudent business judgment to defend such claim in an effective and cost-efficient manner.
13.CONDEMNATION AND DESTRUCTION.
13.1    Eminent Domain or Taking. If proceedings under a power of eminent domain relating to the Property or any part thereof are commenced prior to the Closing Date, Seller shall promptly inform Buyer in writing.
13.1.1    Except with respect to de minimis takings that have no material adverse effect on the earnings or operation of the Property (as determined by Buyer in its reasonable discretion), Buyer may elect to terminate this Agreement by notice in writing sent within fifteen (15) Business Days of Seller’s written notice to Buyer, in which case the Deposit and any interest thereon, will be returned to Buyer and neither party hereto shall have any further obligation to or rights against the other except any rights or obligations of either party which are expressly stated to survive termination of this Agreement.
13.1.2    If Buyer does not elect to terminate this Agreement, this transaction will be consummated as described in the Agreement and any award or settlement payable with respect to such proceeding and not previously applied to the restoration of the Property will be paid or assigned to Buyer at Closing.
13.2    Damage or Destruction. If, prior to the Closing Date, any part of the Property is damaged or destroyed by earthquake, wind, flood, landslide, fire or other casualty, Seller will promptly inform Buyer of such fact in writing and advise Buyer as to the extent of the damage.
13.2.1    If any or all such damage or destruction exceeds $1,500,000.00 (as determined by Buyer in its good faith, reasonable discretion), Buyer shall have the option to terminate this Agreement upon written notice to the Seller given not later than fifteen (15) Business Days after receipt of Seller’s written notice to Buyer advising of such damage or destruction.
13.2.2    If this Agreement is so terminated, the Deposit shall be returned to Buyer, together with any interest thereon, and neither party hereto shall have any further obligation to or rights against the other except any rights or obligations of either party which are expressly stated to survive termination of this Agreement.
13.2.3    If Buyer does not timely exercise this option to terminate this Agreement, or if the casualty does not exceed $1,500,000.00, the transaction will be consummated as described in this Agreement and any insurance proceeds payable with respect to such damage or destruction (including business interruption or loss of rental income insurance allocable to any period after the Closing) and not previously applied to the restoration of the Property along with any insurance deductible payable by Seller will be paid or assigned to Buyer at Closing. Notwithstanding anything to the contrary herein, to the extent that there is a casualty at the Property and Seller maintains business interruption or loss of rental income insurance, following the Closing, at Buyer’s request, Seller shall, to the extent permitted by any such policy, keep such policies in full force and effect and Seller shall pay over any proceeds relating to same to Buyer. Buyer shall be responsible for payment of any portion of the premium payable and necessary to keep such policies in full force and effect.
14.REMEDIES.
14.1    Buyer’s Remedies Generally. IN THE EVENT THE CLOSING FAILS TO OCCUR BECAUSE OF SELLER’S BREACH OF THIS AGREEMENT OR FAILURE TO PERFORM ANY OF SELLER’S OBLIGATIONS UNDER THIS AGREEMENT WHICH FAILURE IS NOT CURED WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF WRITTEN NOTICE THEREOF FROM BUYER, THEN BUYER SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT UPON WRITTEN NOTICE TO SELLER. UPON SUCH TERMINATION, (i) SELLER SHALL IMMEDIATELY RETURN, OR CAUSE ESCROW HOLDER TO RETURN, TO BUYER THE DEPOSIT AND ANY INTEREST THEREON ALONG WITH ANY AND ALL DOCUMENTS AND OTHER FUNDS THERETOFORE DEPOSITED OR PAID BY BUYER WITH INTEREST THEREON, (ii) BUYER SHALL DELIVER TO SELLER A COPY OF EACH OF THE PROPERTY CONDITION SURVEY REPORT, THE PHASE I REPORT AND ANY REPORT WITH RESPECT TO THE PHYSICAL CONDITION OF THE PIER OR THE ELEVATORS COMMISSIONED BY BUYER AND RELATED TO THE PROPERTY AND (iii) NEITHER PARTY HERETO SHALL HAVE ANY FURTHER OBLIGATION TO OR RIGHTS AGAINST THE OTHER EXCEPT ANY RIGHTS OR OBLIGATIONS OF EITHER PARTY WHICH ARE EXPRESSLY STATED TO SURVIVE TERMINATION OF THIS AGREEMENT AND SELLER SHALL REIMBURSE BUYER FOR BUYER’S ACTUAL, VERIFIABLE (i.e., DOCUMENTED), THIRD-PARTY, OUT-OF-POCKET EXPENSES (NOT TO EXCEED TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) IN THE AGGREGATE FOR BUYER) INCURRED IN EVALUATING THE PROPERTY, ARRANGING FINANCING TO ACQUIRE THE PROPERTY AND THE NEGOTIATION OF THIS AGREEMENT. ALTERNATIVELY, NOTWITHSTANDING SUCH FAILURE OF CONDITION AND/OR SELLER’S BREACH, BUYER MAY ELECT TO PROCEED WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER OR PURSUE SPECIFIC PERFORMANCE AGAINST SELLER, AS THE ONLY OTHER REMEDIES AVAILABLE TO BUYER. IN NO EVENT SHALL SELLER BE LIABLE TO BUYER FOR ANY MONETARY DAMAGES.
14.2    No Remedy If Buyer Had Knowledge. Notwithstanding anything contained herein to the contrary, if any of the representations or warranties of Seller that survive Closing contained in this Agreement or in any document or instrument delivered in connection herewith are false or inaccurate, or Seller is in breach or default of any of its obligations under this Agreement that survive Closing, and if Buyer shall have had knowledge of the false or inaccurate representations or warranties or other breach or default but Buyer nonetheless closes the transactions hereunder, then Seller shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon the Closing).
14.3    Survival of Claims; Limitation on Recovery. In addition, notwithstanding anything to the contrary contained in this Agreement or any documents executed in connection herewith:

14.3.1    (a) if, following the Closing, Buyer first obtains actual knowledge that any representations or warranties made by Seller (as same may be modified pursuant to the terms of this Agreement) were false or inaccurate as of the Closing or that Seller breached any of its obligations (whether express or implied) under this Agreement (or any document or certificate executed or delivered in connection herewith), then as Buyer’s sole remedy Buyer shall be entitled to bring a claim pursuant to Section 12.1; and (b) Seller’s maximum aggregate liability for all Losses under this Agreement (including claims brought by Buyer pursuant to Section 12.1) shall not exceed $1,500,000.00; provided, however, any amounts payable by Seller pursuant to the provisions of Section 9.5, Section 9.6, Section 9.7, Section 9.8, Section 9.11, or Section 10.4 shall not be included in calculating Seller’s maximum aggregate liability under this Section 14.3.1.
14.3.2    Notwithstanding the provisions of Section 14.3.1, Buyer shall have no right to recover from, or proceed against, Seller by reason of Seller’s breach of any representations, warranties, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document or certificate executed or delivered in connection herewith) upon the expiration of twelve (12) months after the Closing (the “General Survival Period”) except: (a) with respect to Seller’s breach of the representations and warranties in Section 4.1.23 and/or Seller’s covenants in Section 5.1.6 which shall survive until the expiration of the third (3rd) anniversary of the Closing Date (the “Tax Survival Period”); and (b) to the extent Buyer or any of its successors or assigns notifies Seller in writing alleging a breach of any of the foregoing on or before the end of the General Survival Period or the Tax Survival Period, as applicable; provided, if such allegation is not addressed to Buyer’s satisfaction prior to the end of the General Survival Period or the Tax Survival Period, as applicable, Buyer must file a complaint with respect to such alleged breach in a court of competent jurisdiction on or before ninety (90) days following the end of the General Survival Period or the Tax Survival Period, as applicable.
14.3.3    No agent, advisor, representative, affiliate, employee, director, partner, member, beneficiary, investor, servant, shareholder, subsidiary, trustee or other Person acting on Seller’s behalf or otherwise related to or affiliated with Seller shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns shall look solely to Seller’s assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waive any and all claims, actions and the like for such personal liability. The provisions of this Article 14 shall survive Closing or sooner termination of this Agreement.
14.4    Post Closing Escrow Agreement.
14.4.1    At Closing, Seller and Purchaser shall instruct the Escrow Holder to withhold from the proceeds due Seller the sum of One Million Dollars ($1,000,000) (the “Post Closing Escrow Amount”), and to deposit the Post Closing Escrow Amount into a separate interest-earning escrow account (the “Post Closing Escrow Account”) to be held in escrow by Escrow Holding and disbursed in accordance with the terms and conditions set forth in the Post Closing Escrow Agreement.
14.4.2    The Post-Closing Escrow Amount shall secure claims (“Post Closing Claims”) made or to be made by Buyer in accordance with the provisions of Section 12.1 and Section 14.3. The escrow fee, if any, charged by the Escrow Holder for holding the Post Closing Escrow Account shall be borne equally by the parties.

14.5    Seller’s Remedies. IF BUYER DEFAULTS UNDER THIS AGREEMENT AND SUCH DEFAULT IS NOT CURED WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF WRITTEN NOTICE THEREOF FROM SELLER, THEN SELLER, AS ITS SOLE AND EXCLUSIVE REMEDY, MAY TERMINATE THIS AGREEMENT BY NOTIFYING BUYER THEREOF AND RECEIVE OR RETAIN THE THEN-CURRENT DEPOSIT DUE HEREUNDER (WHETHER OR NOT THE FULL AMOUNT OF SAME HAS BEEN DEPOSITED WITH ESCROW HOLDER) AS LIQUIDATED DAMAGES AND NEITHER PARTY HERETO SHALL HAVE ANY FURTHER OBLIGATION TO OR RIGHTS AGAINST THE OTHER EXCEPT ANY RIGHTS OR OBLIGATIONS OF EITHER PARTY WHICH ARE EXPRESSLY STATED TO SURVIVE TERMINATION OF THIS AGREEMENT. THE PARTIES AGREE THAT SELLER WILL SUFFER DAMAGES IN THE EVENT OF BUYER’S DEFAULT ON ITS OBLIGATIONS. ALTHOUGH THE AMOUNT OF SUCH DAMAGES IS DIFFICULT OR IMPOSSIBLE TO DETERMINE, THE PARTIES AGREE THAT THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER’S LOSS IN THE EVENT OF BUYER’S DEFAULT. THUS, SELLER SHALL ACCEPT AND RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES BUT NOT AS A PENALTY. SUCH LIQUIDATED DAMAGES SHALL CONSTITUTE SELLER’S SOLE AND EXCLUSIVE REMEDY; PROVIDED, HOWEVER, SELLER’S RECEIPT OF SUCH LIQUIDATED DAMAGES AMOUNT FOLLOWING A DEFAULT BY BUYER SHALL BE INDEPENDENT OF AND SHALL NOT NULLIFY, LIMIT OR RELIEVE BUYER OF SUCH PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT WHICH ARE EXPRESSLY STATED TO SURVIVE TERMINATION.
Notwithstanding anything contained herein to the contrary, if any of the representations or warranties of Buyer that survive Closing contained in this Agreement or in any document or instrument delivered in connection herewith are false or inaccurate, or Buyer is in breach or default of any of its obligations under this Agreement that survive Closing, and if Seller shall have had knowledge of the false or inaccurate representations or warranties or other breach or default but Seller nonetheless closes the transactions hereunder, then Buyer shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon the Closing).
SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND PROVISIONS OF THE FOREGOING ARTICLE 14 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

/s/ Authorized Signatory                /s/ Authorized Signatory
Buyer                            Seller

15.MANAGEMENT AGREEMENT.
15.1    Prior to the expiration of the Due Diligence Period, Buyer shall provide Seller with a written notice as to whether Buyer accepts or rejects the Management Agreement. If Buyer fails to provide such written notice to Seller prior to the end of the Due Diligence Period, Buyer shall be deemed to have rejected the Management Agreement.
15.2    If Buyer provides a written notice to Seller prior to the end of the Due Diligence Period informing Seller that Buyer accepts the Management Agreement, Buyer shall assume the Management Agreement at Closing subject to the provisions thereof, and shall be responsible for all fees and expenses that arise or accrue from and after the Closing.

15.3    If Buyer provides a written notice to Seller prior to the end of the Due Diligence Period informing Seller that Buyer rejects the Management Agreement, or if Buyer is deemed to have rejected the Management Agreement, Seller shall terminate the Management Agreement and shall deliver the Property to Buyer at Closing free and clear of the Management Agreement.
16.NOTICE. All notices, requests, demands or documents which are required or permitted to be given or served hereunder shall be in writing and (a) delivered personally, (b) delivered by a nationally recognized overnight courier (i.e., Federal Express), or (c) transmitted by facsimile (with a “hard” copy to follow by one of the methods in (a) or (b) above), addressed as follows:
To Seller at:    Leroy Springs & Company, Inc.
2201 Old Nation Road
Fort Mill, South Carolina 29715
Attention: Timothy W. Patterson
Facsimile No. 803-547-1008
Telephone No. 803-437-1200

with a copy to:    William G. Taylor
The Springs Company
104 Springs Street
Lancaster, South Carolina 29720
Facsimile No. 803-286-3295
Telephone No. 803-286-3051

and with a copy to:    K&L Gates LLP
214 North Tryon Street, 47th Floor
Charlotte, North Carolina 28202
Attention: Raleigh A. Shoemaker and Alexander F. Watson
Facsimile No. 704-353-3157
Telephone No. 704-331-7400

To Buyer at:    c/o Integrated Capital LLC
1100 Santa Monica Blvd., Suite 360
Los Angeles, California 90025
Attention: Kenneth H. Fearn
Facsimile No. 310-575-8885
Telephone No. 310-575-8801, ext. 100

with a copy to:    Perkins Coie LLP
131 S. Dearborn Ct., Suite 1700
Chicago, Illinois 60603
Attention: Daniel G.M. Marre
Facsimile No. 312-324-9632
Telephone No. 312-324-8632

To Title Company:    c/o Commonwealth Land Title Insurance Company
1911 Gadsden St.
Columbia, South Carolina 29201
Attention: Marybeth Meyers or Cynthia Ouzts
    Facsimile No. 803-765-0446
Telephone No. 803-794-1488

To Escrow Holder:    c/o Commonwealth Land Title Insurance Company
1911 Gadsden St.
Columbia, South Carolina 29201
Attention: Marybeth Meyers or Cynthia Ouzts
    Facsimile No. 803-765-0446
Telephone No. 803-794-1488
Notice shall be deemed to have been delivered only upon actual delivery to the intended addressee in the case of either personal, courier, or facsimile delivery. The addresses for purposes of this paragraph may be changed by giving written notice of such change in the manner provided herein for giving notices. Unless and until such written notice is delivered, the latest information stated by written notice, or provided herein if no written notice of change has been delivered, shall be deemed to continue in effect for all purposes hereunder.
17.MISCELLANEOUS.
17.1    Survival. The recitals set forth at the beginning of this Agreement are deemed incorporated herein. Except as otherwise specifically provided herein, the covenants, acknowledgements, agreements and indemnities contained in this Agreement and the Exhibits, or in any of the documents or agreements executed and/or delivered and/or exchanged pursuant to the terms of this Agreement, shall survive Closing, and shall not be deemed to have merged or terminated upon the Closing.
17.2    Parties in Interest. As and when used herein, the terms “Seller” and “Buyer” mean and include, in this Agreement, their respective successors and permitted assigns.
17.3    Section Headings. The headings of sections are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provision of this Agreement.
17.4    No Oral Modifications. This Agreement supersedes any and all oral and written agreements between the parties hereto regarding the Property which are prior in time to this Agreement. This Agreement may not be amended or modified except in writing executed by all parties hereto; provided that either party may waive the satisfaction or performance of any conditions or agreements contained in this Agreement which are for its exclusive benefit so long as such waiver is in writing and delivered to the other party hereto and to Escrow Holder. As part of the consideration for this Agreement, Seller and Buyer agree that they will not assert or claim in any action or arbitration with respect to this Agreement that any term of this Agreement was modified in any respect, including by course of conduct, course of dealing, any waiver or estoppel, except by a written amendment to this Agreement signed by Buyer and Seller or a written waiver signed by the party for whose benefit such condition or agreement inures.

17.5    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, and no other party shall be a beneficiary hereunder.
17.6    Advice of Counsel. Buyer acknowledges that (a) Seller has not made any representation as to the federal or state tax implications relating to the transactions contemplated herein; (b) Buyer has thoroughly read and reviewed the terms and provisions of this Agreement and the Exhibits attached hereto and is familiar with the terms of this Agreement; (c) the terms and provisions contained in this Agreement are clearly understood by Buyer and have been fully and unconditionally consented to by it; (d) Buyer has had full benefit and advice of counsel of its own selection in regard to understanding the terms, meaning and effect of this Agreement; (e) the execution of this Agreement and of the Transfer Documents is done freely, voluntarily, with full knowledge, and without duress; and (f) in executing this Agreement, Buyer is relying on no other representations, either written or oral, express or implied, made to it by Seller, except for those representations contained herein and in the Exhibits.
17.7    Attorneys’ Fees. If any party to this Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing party against whose interest the judgment or decisions is rendered shall pay to the prevailing party a reasonable sum for attorneys’ fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys’ fees and costs, separate from the judgment, incurred in enforcing such judgment. For the purposes of this section, attorneys’ fees shall include, without limitation, fees incurred in the following: (a) post-judgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examinations; (d) discovery; and (e) bankruptcy litigation. This Section is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment. This Section will survive Closing or any termination of this Agreement.
17.8    Governing Law. This Agreement will be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of South Carolina.
17.9    Confidentiality. Unless otherwise agreed to in writing by Seller and Buyer agree that:
17.9.1    Each party will keep confidential the terms of this Agreement. Buyer shall further keep confidential information discovered by Buyer during its Due Diligence Period investigations (other than information which is deemed “public information”), including, but not limited to, the Hotel’s average daily rate, average occupancy rate, management and all fees and expenses, any disclosures or representations made by Seller, and such matters which are set forth on the exhibits and schedules attached hereto; provided, Buyer may disclose such information to its advisors, agents, lenders or proposed assignees (provided such Persons agree to be bound by this confidentiality covenant).
17.9.2    Prior to Closing, no party hereto shall issue any public announcement or press release without first obtaining the approval of the other parties hereto which approval shall not be unreasonably withheld. Following the Closing, each of Seller and Buyer may without the other party’s consent disclose the fact of the transfer of the Property, the stated Purchase Price, and the identity of the Seller or the Buyer (as the case may be); provided, that Seller’s prior approval (which shall not be unreasonably withheld) shall be required solely with respect to any references to, and description of, Seller contained in any public announcement or press release issued by Buyer on or after the Closing Date.
17.9.3    The nondisclosure restrictions in Sections 17.9.1 and 17.9.2 shall not apply (a) after the Closing Date, (b) to information which is or becomes generally available to the public other than as a result of a disclosure by a party hereto (or Persons to whom it makes disclosure of such information) or becomes available to a party hereto on a nonconfidential basis from a Person not subject to confidentiality restrictions with respect to that information, (c) in response to any lawful process or subpoena or other valid or enforceable order of a court of competent jurisdiction (with notice to the other party), (d) if required under applicable Governmental Regulations, including, but not limited to, federal and state securities laws, and (e) in connection with any litigation arising out of this Agreement or the transactions contemplated hereunder.
17.9.4    The provisions of this Section 17.9 will survive Closing or any termination of this Agreement.
17.10    References. References to Sections, Subsections, Exhibits, Schedules, etc. shall be construed as references to Sections, Subsections, Exhibits, Schedules, etc. of this Agreement unless otherwise specified. The word “including” means “including without limitation.”
17.11    Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the enforceability of any other provision of this Agreement, all of which shall remain in full force and effect.
17.12    Time of the Essence. Time is of the essence of this Agreement and of the obligations required hereunder; provided, however, that notwithstanding anything to the contrary in this Agreement, if the time period for the performance of any covenant or obligation, satisfaction of any condition or delivery of any notice or item required under this Agreement shall expire on a day other than a Business Day, such time period shall be extended automatically to the next Business Day.
17.13    Non-Waiver. No delay or failure by any party to exercise any right hereunder, and no partial or single exercise of any such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.
17.14    Assignment. Notwithstanding anything to the contrary contained in this Agreement, Buyer shall have no right to assign this Agreement to any entity that is not an Affiliated Entity, without the prior written consent of Seller, which consent may be withheld in Seller’s sole and absolute discretion (i.e., Seller’s consent is not required for an assignment of this Agreement by Buyer to an Affiliated Entity, provided such Affiliated Entity assumes in writing all obligations of Buyer under this Agreement). Additionally, in the event of any assignment of this Agreement, Buyer shall remain liable for any pre-closing or post-closing obligations hereunder, and shall also be liable on a joint and several basis with respect to all assumption agreements, indemnifications and similar understandings made by such assignee or in respect to the Closing.
17.15    Facsimile. The parties hereto and their respective successors and assigns are hereby authorized to rely upon the signatures of each Person on this Agreement which are delivered electronically (by facsimile transmission, in portable document format, or otherwise) as constituting a duly authorized, irrevocable, actual, current delivery of this Agreement with original ink signatures of each Person.
17.16    Further Assurances. Buyer and Seller agree to execute all documents and instruments reasonably required in order to consummate the purchase and sale contemplated in this Agreement.
17.17    Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all of which, when taken together, shall constitute one Agreement.
17.18    Exclusivity. From and after the Effective Date, Seller hereby agrees not to enter into any “back-up” purchase contracts for the Property; provided, however, the foregoing limitation shall not prohibit Seller from receiving unsolicited offers for the Property from other interested parties, provided Seller shall not engage in any discussions with such interested parties (and shall terminate all such discussions with any interested parties as of the Effective Date), and at no time shall the terms and conditions of this Agreement be disclosed to any third parties, subject to the provisions of Section 17.9 herein.

[Signatures on Next Page]

Buyer and Seller have executed this Agreement as of the date first written above.

SELLER:		BUYER:

LEROY SPRINGS & COMPANY, INC.,		IC MYRTLE BEACH LLC
a South Carolina not-for-profit corporation		a Delaware limited liability company

		By:	IC Myrtle Beach Manager LLC, a
By:	/s/ Timothy W. Patterson		Delaware limited liability company, its
Name:	Timothy W. Patterson		Manager
Title:	President/CEO
			By:	/s/ Authorized Signatory
			Name:	Authorized Signatory
Title:

Agreed and accepted

ESCROW HOLDER:

COMMONWEALTH LAND TITLE
INSURANCE COMPANY

		By:	/s/ Cynthia Hall Ouzts
		Name:	Cynthia Hall Ouzts
		Title:	Vice-President, State Counsel

EXHIBITS

Exhibit A	Form of Assignment of Intangible Property
Exhibit B	Form of Assignment of Leases
Exhibit C-1	Form of Assignment of Management Agreement
Exhibit C-2	Form of Assignment of Trademark Rights
Exhibit D	Form of Bill of Sale
Exhibit E	Form of Buyer’s Closing Certificate
Exhibit F-1	Form of Deed
Exhibit F-2	Form of Quit Claim Deed
Exhibit G	Escrow Agreement
Exhibit H	Form of General Assignment of Rights
Exhibit I	Description of Land
Exhibit J	Form of Notice to Tenants
Exhibit K	Form of Notice to Vendors
Exhibit L	Form of Seller’s Closing Certificate
Exhibit M	Survey
Exhibit N-1	Form of Transferor’s Certificate
Exhibit N-2	Form of Transferor’s Certificate - South Carolina
Exhibit O	Post Closing Escrow Agreement

EXHIBIT A
FORM OF ASSIGNMENT OF INTANGIBLE PROPERTY
See attached.

A-1

ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY
THIS ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY (this “Assignment”) is made as of the _____ day of _________________, 2014 (the “Effective Date”), by and between LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (“Seller”), and IC MYRTLE BEACH LLC, a Delaware limited liability company (“Buyer”).
RECITALS
A.    Seller is the owner in fee simple of the hotel commonly known as the SPRINGMAID BEACH RESORT AND CONFERENCE CENTER (the “Hotel”), located in Horry County, South Carolina, on the real property described in Exhibit I attached to the Purchase Agreement (as defined below).
B.    Seller entered into that certain Purchase and Sale Agreement with Buyer, dated September ___, 2014 (as may have been amended, the “Purchase Agreement”), pursuant to which Seller agreed to convey its interest in the Property (which includes, without limitation, the Hotel) and assets related thereto, and Buyer agreed to purchase the Property and assets related thereto, on the terms and conditions stated in the Purchase Agreement.
C.    In connection with the Purchase Agreement, Seller desires to assign to Buyer, and Buyer now desires to accept from Seller, the assignment of all of Seller’s right, title and interest in and to the Intangible Property, subject to the terms and conditions set forth below.
NOW, THEREFORE, Seller and Buyer agree as follows:
1.    Defined Terms. All capitalized terms used herein shall be defined as those terms are used in the Purchase Agreement, unless otherwise defined herein.
2.    Assignment. In consideration of Ten ($10.00) Dollars in hand paid by Buyer and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged , Seller hereby sells, assigns, transfers and conveys to Buyer (to the extent assignable or transferable), effective as of the Effective Date, all of Seller’s right, title and interest in and to the Intangible Property including, without limitation, the Reservation Agreements and Deposits described in Appendix A attached hereto, the Intellectual Property described in Appendix B attached hereto and the Licenses and Permits described in Appendix C attached hereto.
3.    Assumption. Buyer hereby accepts the foregoing assignment and agrees to assume and perform all of Seller’s obligations relating to such Intangible Property assigned herein to be performed from and after the Effective Date (and expressly excluding those liabilities and obligations which have accrued or arisen prior to the Effective Date).
4.    Further Assurances. Seller hereby covenants that it will, at any time and from time to time upon written request therefor, execute and deliver to Buyer, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Buyer, its nominees, successors and/or assigns, may reasonably request in order to fully assign and transfer to and vest in Buyer, its nominees, successors and/or assigns, and protect its and/or their rights, title and interest in and enjoyment of, all of the assets of Seller intended to be transferred and assigned hereby, or to enable Buyer, its nominees, successors and/or assigns, to realize upon or otherwise enjoy any such assets.
5.    Purchase Agreement Controls. This Assignment is executed and delivered pursuant to the Purchase Agreement and in all respect is subject to the covenants, representations, warranties and other provisions thereof. No provision set forth in this Assignment shall be deemed to enlarge, alter or amend the terms or provisions of the Purchase Agreement. In the event of any conflict between the provisions of this Assignment and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall control.
6.    Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, and no other party shall be a beneficiary hereunder.
7.    Governing Law. This Assignment shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of South Carolina. Each of the parties hereto acknowledges and agrees that the laws of the State of South Carolina were freely chosen by Buyer and Seller.
8.    Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original Assignment, but all of which shall constitute but one and the same Assignment.
Signatures appear on following page

IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day and year first above written.

SELLER:

LEROY SPRINGS & COMPANY, INC.,
a South Carolina not-for-profit corporation

By:
Name:
Title:

BUYER:

IC MYRTLE BEACH LLC,
a Delaware limited liability company

By:    IC Myrtle Beach Manager LLC, a
Delaware limited liability company
its Manager

By:
Name:
Title:

Appendix A
Reservation Agreements and Deposits

Appendix B
Intellectual Property

Appendix C
Licenses and Permits

EXHIBIT B
FORM OF ASSIGNMENT OF LEASES
See attached.

B-1

ASSIGNMENT AND ASSUMPTION OF ASSUMED CONTRACTS
THIS ASSIGNMENT AND ASSUMPTION OF ASSUMED CONTRACTS (this “Assignment”) is made as of the _____ day of ______________, 2014 (the “Effective Date”), by LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (“Seller”), and IC MYRTLE BEACH LLC, a Delaware limited liability company (“Buyer”). RECITALS
A.    Seller is the owner in fee simple of the hotel commonly known as the SPRINGMAID BEACH RESORT AND CONFERENCE CENTER (the “Hotel”), located in Horry County, South Carolina, on the real property described in Exhibit I attached to the Purchase Agreement (as defined below).
B.    Seller entered into that certain Purchase and Sale Agreement with Buyer, dated September ___, 2014 (as may have been amended, the “Purchase Agreement”), pursuant to which Seller agreed to convey its interest in the Property (which includes, without limitation, the Hotel) and assets related thereto, and Buyer agreed to purchase the Property and assets related thereto, on the terms and conditions stated in the Purchase Agreement.
C.    In connection with the Purchase Agreement, Seller desires to assign to Buyer, and Buyer now desires to accept from Seller, the assignment of all of Seller’s right, title and interest in and to the Assumed Contracts pertaining to the Property in accordance with the terms and conditions set forth below.
NOW, THEREFORE, Seller and Buyer agree as follows:
1.    Defined Terms. All capitalized terms used herein shall be defined as those terms are used in the Purchase Agreement, unless otherwise defined herein, unless otherwise defined herein.
2.    Assignment. In consideration of Ten ($10.00) Dollars in hand paid by Buyer and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns, transfers and conveys to Buyer, effective as of the Effective Date, all of Seller’s right, title and interest in and to all Assumed Contracts pertaining to the Property including, without limitation, the following Assumed Contracts: (a) the Leases described on Appendix A attached hereto, (b) the Campground Leases described on Appendix B attached hereto, (c) the Equipment Leases described on Appendix C attached hereto, (d) the Service Contracts described on Appendix D attached hereto, (e) the Charitable Commitments and Gift Certificates described on Appendix E attached hereto, and (f) the Bartered Arrangements described on Appendix F attached hereto.
3.    Assumption. Buyer hereby accepts the foregoing assignment and agrees to assume and perform all of Seller’s obligations relating to the aforementioned Assumed Contracts pertaining to the Property assigned herein to be performed from and after the Effective Date (and expressly excluding those liabilities and obligations which have accrued or arisen prior to the Effective Date).

4.    Further Assurances. Seller hereby covenants that it will, at any time and from time to time upon written request therefor, execute and deliver to Buyer, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Buyer, its nominees, successors and/or assigns, may reasonably request in order to fully assign and transfer to and vest in Buyer, its nominees, successors and/or assigns, and protect its and/or their rights, title and interest in and enjoyment of, all of the assets of Seller intended to be transferred and assigned hereby, or to enable Buyer, its nominees, successors and/or assigns, to realize upon or otherwise enjoy any such assets.
5.    Purchase Agreement Controls. This Assignment is executed and delivered pursuant to the Purchase Agreement and in all respect is subject to the covenants, representations, warranties and other provisions thereof. No provision set forth in this Assignment shall be deemed to enlarge, alter or amend the terms or provisions of the Purchase Agreement. In the event of any conflict between the provisions of this Assignment and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall control.
6.    Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns, and no other party shall be a beneficiary hereunder.
7.    Governing Law. This Assignment shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of South Carolina. Each of the parties hereto acknowledges and agrees that the laws of the State of South Carolina were freely chosen by Buyer and Seller.
8.    Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original Assignment, but all of which shall constitute but one and the same Assignment.
Signatures appear on following page

IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day and year first above written.

SELLER:

LEROY SPRINGS & COMPANY, INC.,
a South Carolina not-for-profit corporation

By:
Name:
Title:

BUYER:

IC MYRTLE BEACH LLC,
a Delaware limited liability company

By:    IC Myrtle Beach Manager LLC, a
Delaware limited liability company
its Manager

By:
Name:
Title:

Appendix A
The Leases

Appendix B
The Campground Leases

Appendix C
The Equipment Leases

Appendix D
The Service Contracts

Appendix E
Charitable Commitments and Gift Certificates

Appendix F
Bartered Arrangements

EXHIBIT C-1
FORM OF ASSIGNMENT OF MANAGEMENT AGREEMENT
See attached.

C-1

ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT
THIS ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT (this “Assignment”) is made as of the _____ day of ______________, 2014 (the “Effective Date”), by and between LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (“Seller”), and IC MYRTLE BEACH LLC, a Delaware limited liability company (“Buyer”).
RECITALS
A.    Seller is the owner in fee simple of the hotel commonly known as the SPRINGMAID BEACH RESORT AND CONFERENCE CENTER (the “Hotel”), located in Horry County, South Carolina, on the real property described in Exhibit I attached to the Purchase Agreement (as defined below).
B.    Seller entered into that certain Purchase and Sale Agreement with Buyer, dated September ___, 2014 (as may have been amended, the “Purchase Agreement”), pursuant to which Seller agreed to convey its interest in the Property (which includes, without limitation, the Hotel) and assets related thereto, and Buyer agreed to purchase the Property and assets related thereto, on the terms and conditions stated in the Purchase Agreement.
C.    In connection with the Purchase Agreement, Seller desires to assign to Buyer, and Buyer now desires to accept from Seller, the assignment of all of Seller’s right, title and interest in and to the Management Agreement which pertains to the Property, subject to the terms and conditions set forth below.
NOW, THEREFORE, Seller and Buyer agree as follows:
1.    Defined Terms. All capitalized terms used herein shall be defined as those terms are used in the Purchase Agreement, unless otherwise defined herein.
2.    Assignment. In consideration of Ten ($10.00) Dollars in hand paid by Buyer and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged , Seller hereby sells, assigns, transfers and conveys to Buyer (to the extent assignable or transferable), effective as of the Effective Date, all of Seller’s right, title and interest in and to that certain Management Agreement by and between Leroy Springs & Company, Inc., as Owner, and Charlestowne Springmaid, LLC, as Operator, dated January 1, 2011, a copy of which is attached hereto as Appendix A.
3.    Assumption. Buyer hereby accepts the foregoing assignment and agrees to assume and perform all of Seller’s obligations relating to the Management Agreement assigned herein to be performed from and after the Effective Date.
4.    Further Assurances. Seller hereby covenants that it will, at any time and from time to time upon written request therefor, execute and deliver to Buyer, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Buyer, its nominees, successors and/or assigns, may reasonably request in order to fully assign and transfer to and vest in Buyer, its nominees, successors and/or assigns, and protect its and/or their rights, title and interest in and enjoyment of, the Management Agreement intended to be transferred and assigned hereby.
5.    Purchase Agreement Controls. This Assignment is executed and delivered pursuant to the Purchase Agreement and in all respect is subject to the covenants, representations, warranties and other provisions thereof. No provision set forth in this Assignment shall be deemed to enlarge, alter or amend the terms or provisions of the Purchase Agreement. In the event of any conflict between the provisions of this Assignment and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall control.
6.    Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, and no other party shall be a beneficiary hereunder.
7.    Governing Law. This Assignment shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of South Carolina. Each of the parties hereto acknowledges and agrees that the laws of the State of South Carolina were freely chosen by Buyer and Seller.
8.    Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original Assignment, but all of which shall constitute but one and the same Assignment.
Signatures appear on following page

IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day and year first above written.

SELLER:

LEROY SPRINGS & COMPANY, INC.,
a South Carolina not-for-profit corporation

By:
Name:
Title:

BUYER:

IC MYRTLE BEACH LLC,
a Delaware limited liability company

By:    IC Myrtle Beach Manager LLC, a
Delaware limited liability company
its Manager

By:
Name:
Title:

ACKNOWLEDGEMENT OF OPERATOR
Charlestowne Springmaid, LLC, the Operator under that certain Management Agreement by and between Leroy Springs & Company, Inc., as Owner, and Charlestowne Springmaid, LLC, as Operator, dated January 1, 2011, a copy of which is attached hereto as Appendix A, acknowledges the within Assignment and Assumption of the Management Agreement by and between Owner, as Seller, and IC MYRTLE BEACH LLC, a Delaware limited liability company as Buyer.
IN WITNESS WHEREOF, the Operator has duly executed this Acknowledgement as of the ______day of ______________, 2014.
OPERATOR:
CHARLESTOWNE SPRINGMAID, LLC,
a South Carolina limited liability company

By:
Name:
Title:

Appendix A
Management Agreement
See attached.

EXHIBIT C-2
FORM OF ASSIGNMENT OF TRADEMARK AND DOMAIN NAME RIGHTS
THIS ASSIGNMENT AND ASSUMPTION OF TRADEMARK RIGHTS (this “Assignment”) is made as of the _____ day of ______________, 2014 (the “Effective Date”), by LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (“Assignor”), and IC MYRTLE BEACH LLC, a Delaware limited liability company (“Assignee”).
WHEREAS, Assignor owns common law trademark rights in the marks that are the subject of this assignment of trademark and domain name rights agreement (this "Trademark and Domain Name Assignment"), as shown in Appendix A (collectively, these rights shall be referred to as the "Trademarks");
WHEREAS, Assignor owns rights in certain domain names that are the subject of this Trademark and Domain Name Assignment as shown in Appendix B (collectively, these rights shall be referred to as the “Domain Names”)
WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement dated as of August __, 2014 by and between Assignor and Assignee (the "Purchase and Sale Agreement"), Assignor has agreed to assign to Assignee all right, title, and interest in and to the Trademarks (and the portion of the business to which the Trademarks pertain), together with the goodwill associated therewith.
NOW, THEREFORE, for the consideration set forth in the Purchase and Sale Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.    Assignor does hereby sell, assign, and transfer to Assignee, all rights, title, and interest in and to the Trademarks and the goodwill and common law rights appurtenant thereto, the portion of the business associated therewith, and the right to sue and recover for damages and profits for past infringements thereof, and Assignee does hereby accept this assignment.
2.    Assignor does hereby sell, assign, and transfer to Assignee, all rights, title, and interest in and to the Domain Names and the goodwill and common law rights appurtenant thereto, the portion of the business associated therewith, and the right to sue and recover for damages and profits for past infringements thereof, and Assignee does hereby accept this assignment.
3.    Assignor hereby warrants that it has not pledged, mortgaged, assigned, transferred, or otherwise granted any rights or interests in the Trademarks to any third party.
4.    Assignor agrees to execute and deliver all instruments and documents and do such additional acts as Assignee may deem necessary or desirable to evidence, record, and perfect the assignment and recordation of the rights being assigned hereunder.
5.    This agreement shall inure to the benefit of and be binding upon Assignee and Assignor and their respective heirs, successors, and assigns.

6.    This Trademark Assignment shall be governed by and construed in accordance with the laws of the state of South Carolina, USA, without reference to principles of conflicts of law.
7.    Assignor hereby covenants that it will, at any time and from time to time upon written request therefor, execute and deliver to Assignee, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Assignee, its nominees, successors and/or assigns, may reasonably request in order to fully assign and transfer to and vest in Assignee, its nominees, successors and/or assigns, and protect its and/or their rights, title and interest in and enjoyment of, all of the Trademarks and Domain Names intended to be transferred and assigned hereby, or to enable Assignee, its nominees,successors and/or assigns, to realize upon or otherwise enjoy any such assets.
[signatures appear on the next page]

Signed this _____ day of __________ 2014.

ASSIGNOR:	ASSIGNEE

LEROY SPRINGS & COMPANY, INC.,	IC MYRTLE BEACH LLC
a South Carolina not-for-profit corporation	a Delaware limited liability company

By:	By:	IC Myrtle Beach Manager LLC, a
Name:		Delaware limited liability company, its
Title:		Manager

By:
Name:
Title:

APPENDIX A

Common Law Trademarks

SPRINGMAID BEACH RESORT AND CONFERENCE CENTER
SPRINGMAID BEACH
SPRINGMAID BEACH RESORT
SPRINGMAID BEACH CAMPGROUND
SPRINGMAID PIER
MARLINS RESTAURANT
BARNACLES BAR & GRILL
THE BACK PORCH POOL BAR & GRILL
BART’S BUDDIES KIDS CLUB
HARBOR OAKS GOLF CLUBHOUSE
HARBOR OAKS ARCADE
HARBOR OAKS GOLF
SPRINGMAID WATERMEDIA WORKSHOPS
LIVE OAK
LIVE OAK LAZY RIVER
LIVE OAK TOT POOL
CYPRESS SPOUTING SEAL POOL
PALMETTO LAZY RIVER
PALMETTO TOT POOL WITH RAINMAKER
FISH TALES GENERAL STORE
THE TACKLE BOX

APPENDIX B

Domain Names

www.springmaidbeach.com
www.springmaidpier.com
www.springmaidwatermedia.com
www.springmaidpier.com

EXHIBIT D
FORM OF BILL OF SALE
See attached.

E-1

BILL OF SALE
THIS BILL OF SALE (this “Bill of Sale”) is made and entered into as of the ____ day of ______________, 2014, by LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (“Seller”), and IC MYRTLE BEACH LLC, a Delaware limited liability company (“Buyer”).
A.    Seller is the owner in fee simple of the hotel commonly known as the SPRINGMAID BEACH RESORT AND CONFERENCE CENTER (the “Hotel”), located in Horry County, South Carolina, on the real property described in Exhibit I attached to the Purchase Agreement (as defined below).
B.    Seller entered into that certain Purchase and Sale Agreement with Buyer, dated September ___, 2014 (as may have been amended, the “Purchase Agreement”), pursuant to which Seller agreed to convey its interest in the Property (which includes, without limitation, the Hotel) and assets related thereto, and Buyer agreed to purchase the Property and assets related thereto, on the terms and conditions stated in the Purchase Agreement.
C.    In connection with the Purchase Agreement, the parties hereto desire for the ownership of the Personal Property which pertains to the Property to be transferred to Buyer.
D.    All capitalized terms used herein shall be defined as those terms are used in the Purchase Agreement, unless otherwise defined herein.
NOW, THEREFORE, in consideration of the sum of $10.00 and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:
1.    Seller hereby sells, transfers, assigns and conveys to Buyer all of Seller’s right, title and interest in and to the Personal Property which pertains to the Property, including, without limitation, the FF&E described on Appendix A attached hereto and the Motor Vehicles described on Appendix B attached hereto, subject to the retention by Seller of the Excluded Personal Property described on Appendix C attached hereto.
2.    Other than as expressly provided in the Purchase Agreement, the sale and conveyance by Seller to Buyer of all right, title and interest of Seller in and to the Personal Property which pertains to the Property is made without representation or warranty, express or implied, and Buyer acknowledges that Buyer is taking and assuming responsibility for such Personal Property in its current “AS IS, WHERE IS” condition.
3.    Seller hereby covenants that it will, at any time and from time to time upon written request therefor, execute and deliver to Buyer, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Buyer, its nominees, successors and/or assigns, may reasonably request in order to fully assign and transfer to and vest in Buyer, its nominees, successors and/or assigns, and protect its and/or their rights, title and interest in and enjoyment of, all of the assets of Seller intended to be transferred and assigned hereby, or to enable Buyer, its nominees, successors and/or assigns, to realize upon or otherwise enjoy any such assets.

4.    This Bill of Sale is executed and delivered pursuant to the Purchase Agreement and in all respect is subject to the covenants, representations, warranties and other provisions thereof. No provision set forth in this Bill of Sale shall be deemed to enlarge, alter or amend the terms or provisions of the Purchase Agreement. In the event of any conflict between the provisions of this Bill of Sale and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall control.
5.    This Bill of Sale shall be binding upon and shall inure to the benefit of Buyer and Seller, and their respective heirs, legal representatives, successors and assigns.
6.    This Bill of Sale will be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of South Carolina.
7.    This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed to be an original Bill of Sale, but all of which shall constitute but one and the same Bill of Sale.
Signatures appear on following page

IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day and year first above written.

SELLER:

LEROY SPRINGS & COMPANY, INC.,
a South Carolina not-for-profit corporation

By:
Name:
Title:

BUYER:

IC MYRTLE BEACH LLC,
a Delaware limited liability company

By:    IC Myrtle Beach Manager LLC, a
Delaware limited liability company
its Manager

By:
Name:
Title:

Appendix A
FF&E

Appendix B
Motor Vehicles

Appendix C
Excluded Personal Property

EXHIBIT E
FORM OF BUYER’S CLOSING CERTIFICATE
See attached.

E-1

BUYER’S CLOSING CERTIFICATE
THIS BUYER’S CLOSING CERTIFICATE (“Buyer’s Closing Certificate”) is made and entered into as the _____ day of ______________, 2014 (the “Closing Date”), by IC MYRTLE BEACH LLC, a Delaware limited liability company (“Buyer”). Unless otherwise defined herein, or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement (as defined below).
WHEREAS, LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (“Seller”), and Buyer entered into that certain Purchase and Sale Agreement dated September ___, 2014 (as may have been amended, the “Purchase Agreement”), pursuant to which Seller agreed to convey its interest in the Property (which includes, without limitation, the Springmaid Beach Resort and Conference Center) and assets related thereto, and Buyer agreed to purchase the Property and assets related thereto, on the terms and conditions stated in the Purchase Agreement; and
WHEREAS, Seller and Buyer are closing the sale and purchase of the Property and assets related thereto as contemplated by the Purchase Agreement as of the Closing Date.
NOW, THEREFORE, in connection with the closing of such sale, Buyer makes the following certification to Seller regarding its representations and warranties:
Buyer hereby certifies that the representations and warranties made to Seller, and upon which Seller has relied, contained in Paragraph 4.2 of the Purchase Agreement, are true and correct in all material respects as of the Closing Date, except as follows:

Signature appears on following page

IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day and year first above written.

BUYER:

IC MYRTLE BEACH LLC,
a Delaware limited liability company

By:    IC Myrtle Beach Manager LLC, a
Delaware limited liability company
its Manager

By:
Name:
Title:

EXHIBIT F-1
FORM OF DEED
See attached.

F-1

EXHIBIT F
STATE OF SOUTH CAROLINA
SPECIAL WARRANTY DEED
COUNTY OF HORRY
KNOW ALL MEN BY THESE PRESENTS, that LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (hereinafter referred to as “Grantor”), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration (the receipt whereof is hereby acknowledged) to Grantor in hand paid at and before the sealing of these presents by IC MYRTLE BEACH LLC, a Delaware limited liability company (hereinafter referred to as “Grantee”), has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey unto the said Grantee, as aforesaid, and its successors and assigns, all of Grantor’s right, title and interest in and to the following described real property located in Horry County, South Carolina (the “Property”), to wit:
See Appendix A attached hereto and incorporated herein by reference together with all buildings, structures, fixtures and improvements located thereon and all rights, privileges and easements appurtenant to such Property, including, without limitation, all minerals, oil, gas, and other hydrocarbon substances in, on and under such Property, as well as all development rights, and air rights, relating to such real property and any other easements appurtenant to such real property.
The Property is conveyed subject to those easements, covenants, conditions and restrictions described in Appendix B attached hereto and incorporated herein for all purposes (collectively, the “Permitted Exceptions”).
TOGETHER with all and singular the rights, members, hereditaments and appurtenances thereto belonging, or in anywise incident or appertaining.
TO HAVE AND TO HOLD, all and singular, the said Property before mentioned, unto the said Grantee, as aforesaid, and its respective successors and assigns, forever.
AND the Grantor hereby binds the Grantor and the Grantor’s successors and assigns to warrant and defend all and singular the said Property unto the said Grantee, as aforesaid, and its successors and assigns, against the Grantor and every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under the Grantor, but not otherwise, subject to the Permitted Exceptions. The Grantor does further covenant that the Grantor has not done or suffered anything whereby the said Property has been encumbered in any way whatsoever by the said Grantor, subject to the Permitted Exceptions.

IN WITNESS WHEREOF, a duly-authorized officer of Grantor has executed, sealed and delivered this Special Warranty Deed as of this _____ day of _____________, 2014.

Signed, sealed and delivered
in the presence of:

LEROY SPRINGS & COMPANY, INC.,
a South Carolina not-for-profit corporation

LEROY SPRINGS & COMPANY, INC.,
a South Carolina not-for-profit corporation

	By:		[SEAL]
Witness #1	Name:	Timothy W. Patterson
	Title:	President and CEO
Witness #2

Tax ID Numbers:

Grantee’s Address for Tax Notices:

Springmaid Beach Resort & Conference Center
3200 South Ocean Boulevard
Myrtle Beach, South Carolina 29577
Attention: General Manager

STATE OF SOUTH CAROLINA
COUNTY OF HORRY
PERSONALLY APPEARED before me Timothy W. Patterson, to me personally known, who, being by me duly sworn, did say that he is the President and CEO of the within named Grantor, LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation, and that the foregoing instrument was signed on behalf of said not-for-profit corporation, by authority of its Board of Directors; and Timothy W. Patterson acknowledged said instrument to be the free act and deed of said not-for-profit corporation.
Sworn to before me this _____ day
of __________, 2014.
_______________________________
Notary Public for South Carolina
My Commission Expires:____________
[Notary Seal]

Appendix A¹
Legal Description - Property

PARCEL 1:
“ALL and singular those certain pieces, parcels or tracts of land situate, lying and being at Myrtle Beach, Socastee Township in South Carolina aforesaid and being more particularly described as follows: Beginning at the intersection of the northern boundary of State Park property line and the western edge of South Ocean Boulevard, thence 500.34' north 47 degrees 59' 38" west to a concrete monument on the State Park line, thence turning and running north 43 degrees 40' 34" east for a distance of 1213.63' to a 1/2" iron pipe on the right of way of SC Highway 73, thence along said right of way north 80 degrees 18' 07" east for a distance of 128.87' to a 1/2" iron pipe on the southern right of way, thence turning and running south 47 degrees 21' 21" east for a distance of 76.33' by a sewer pumping station tract to a 1/2" iron pipe corner, thence turning and running north 44 degrees 12' 38" east for a distance of 25.54' to a 1/2" iron pipe corner, thence turning and running North 22 degrees 53' 51" east for a distance of 15.99' to a 1/2" iron pipe corner, thence turning and running north 3 degrees 00' 45" west for a distance of 32.14' to a 1/2" iron pipe corner on the southern right of way of SC Highway 73, thence turning and running along said right of way north 80 degrees 18' 03" east for a distance of 80.93' to a 1/2" iron pipe corner on the right of way, thence turning and running south 46 degrees 19' 32" east for a distance of 319.55' to a 1/2" iron pipe on the edge of the 75' right of way of South Ocean Boulevard, thence continuing south 46 degrees 19' 32" east for a distance of 4.87' to a corner on the edge of a 60' right of way of South Ocean Boulevard, thence turning and running along the right of way of South Ocean Boulevard South 43 degrees 39' 15" West for a distance of 1000.00' to an iron pipe corner, thence turning and running along said right of way south 46 degrees 20' 45" east for a distance of 2.50' to a 1/2" iron pipe corner, thence turning and running along said right of way south 43 degrees 39' 15" west for a distance of 431.34' to the point of beginning. Parcel contains 15.92 acres.”

PARCEL 2:
“ALL and singular those certain pieces, parcels or tracts of land situate, lying and being at Myrtle Beach, Socastee Township in South Carolina aforesaid and being more particularly described as follows: Beginning at a concrete monument at the intersection of the southern right of way of South Ocean Boulevard and the northern edge of Nash Street, thence along the right of way of South Ocean Boulevard north 43 degrees 52' 18" east for a distance of 169.91' to a 1/2" iron pipe on the right of way, thence turning and running with said right of way north 46 degrees 07' 42" west for a distance of 2.50' to a 1/2" iron pipe corner, thence turning and running along said right of way north 43 degrees 52' 18" east for a distance of 1000.00' to a 1/2" iron pipe corner, thence turning and running south 46 degrees 24' 09" east for a distance of 437.75' to a 1/2" pipe set on the high tide line of the Atlantic Ocean, thence turning and running along said high tide line south 33 degrees 19' 00" west for a distance of 417.51' to a point on the high tide line, thence south 44 degrees

__________________________
¹To be substituted by the legal description determined by a current ALTA Survey, obtained pursuant to the applicable provisions of the Purchase Agreement.

03' 59" west for a distance of 384.10’ to a point on the high tide line, thence south 41 degrees 55' 34" west for a distance of 260.85' to a point on the high tide line (as of March 17, 1994), thence turning north 46 degrees 50' 56" west for a distance of 25.92' to a point that was on the old dune line (1945), thence turning and running along the old dune line (1945) south 41 degrees 40' 15" west a distance of 110.05' to a point on the ocean and of the Nash Street northern right of way, thence turning and running along the northern right of way edge of Nash Street north 46 degrees 52' 19" west for a distance of 150.12' to an iron pipe corner, thence continuing along Nash Street right of way north 46 degrees 52' 19" west for a distance of 347.51' to the point of beginning. Parcel contains 13.39 acres.”

PARCEL 3:
“ALL and singular those certain pieces, parcels or tracts of land situate, lying and being at Myrtle Beach, Socastee Township in South Carolina aforesaid and being more particularly described as follows: Beginning at a 1/2" iron pipe corner on the southern right of way of Nash Street being south 46 degrees 50' 57" east a distance of 350' from a p.k. nail found in the southern right of way of South Ocean Boulevard, thence continuing along the southern right of way of Nash Street toward the ocean south 46 degrees 50' 57" east for a distance of 90.00' to a 1/2" iron pipe corner, thence continuing along said right of way south 46 degrees 50' 57" east for a distance of 60.00' to a point on the beach, thence turning and running along the beach south 41 degrees 40' 15" west for a distance of 199.27' to a point on the beach and the northern boundary of the South Carolina State Park, thence turning and running north 47 degrees 03' 20" west a distance of 60.00' to a 1/2" iron pipe, thence running north 47 degrees 03' 20" west a distance of 90.00' to a 1/2" iron pipe on the property line of State Park and the southern edge of a 30' alley, thence turning and running along the southern edge of the alley north 42 degrees 40' 29" east 199.81' to the point of beginning. Parcel contains .069 acres.”

PARCEL 4:
“ALL AND SINGULAR, those two certain pieces, parcels or tracts of land, containing respectively 0.14 and 0.46 acres, more or less, situate, lying and being in Dogwood Neck Township, Horry County, South Carolina, being more specifically shown and designated as “30’ Alley” and “Parcel I”. respectively, on that certain ALTA/ACSM LAND TITLE SURVEY & COMBINATION PLAT prepared for Leroy Springs & Company, Inc. by Robert L. Bellamy & Associates, Inc., dated June 6, 2007, last revised November 16, 2007, recorded in Plat Book 234 Page 193, land records of Horry County, South Carolina.”

The property conveyed herein is the same property that was convey to Grantor by ____________________ pursuant to that [Special Warranty Deed] recorded in Deed Book __________, Page __________, of the Real Property Records of Horry County, South Carolina.

Appendix B
Permitted Exceptions

1.	Taxes and assessments for the year 2014, and subsequent years, which are a lien not yet due and payable.
2.    [Insert Permitting Exceptions based on agreements set forth in the Purchase Agreement]]

STATE OF SOUTH CAROLINA
COUNTY OF HORRY     AFFIDAVIT
PERSONALLY appeared before me the undersigned, who being duly sworn, deposes and says:
1.     I have read the information on this affidavit and I understand such information.
2.     The property being transferred consists of ________________________________________ __________________________________________________________________________________________________________________________________________________________ and was transferred by Leroy Springs & Company, Inc. to ____________________________, a ____________________ on _______________, 2014.
3.     Check one of the following: The deed is
(a) ___X___ subject to the deed recording fee as a transfer for consideration paid or to be paid in money or money’s worth.
(b) ________ subject to the deed recording fee as a transfer between a corporation, a partnership, or other entity and a stockholder, partner, or owner of the entity, or is a transfer to a trust or as a distribution to a trust beneficiary.
(c) ________ exempt from the deed recording fee because (See Information Section of affidavit): . (If exempt, please skip items 4-7, and go to item 8 of this affidavit.)
If exempt under exemption #14 as described in the Information section of this affidavit, did the agent and principal relationship exist at the time of the original sale and was the purpose of this relationship to purchase the realty? Check Yes _____ or No ______
4.     Check one of the following if either item 3(a) or item 3(b) above has been checked (See Information section of this affidavit):
(a) ____X____ The fee is computed on the consideration paid or to be paid in money or money’s worth in the amount of $40,000,000.00.
(b) ________ The fee is computed on the fair market value of the realty which is _______________
(c) ________ The fee is computed on the fair market value of the realty as established for property tax purposes which is ______________.
5.     Check Yes or No X to the following: A lien or encumbrance existed on the land, tenement, or realty before the transfer and remained on the land, tenement, or realty after the transfer. If “Yes,” the amount of the outstanding balance of this lien or encumbrance is: _____________________.

6.     The deed recording fee is computed as follows:
(a)     Place the amount listed in item 4 above here:         $40,000,000.00
(b)     Place the amount listed in item 5 above here:     -0-
(If no amount is listed, place zero here.)
(c)     Subtract Line 6(b) from Line 6(a) and place
result here:     $40,000.000.00
7.     The deed recording fee due is based on the amount listed on Line 6(c) above and the deed recording fee due is: $148,000.00.
8.     As required by Code Section 12-24-70, I state that I am a responsible person who was connected with the transaction as: President and CEO.
9.     I understand that a person required to furnish this affidavit who willfully furnishes a false or fraudulent affidavit is guilty of a misdemeanor and, upon conviction, must be fined not more than one thousand dollars or imprisoned not more than one year, or both.

Responsible Person Connected with the Transaction

SWORN to before me this
day of	, 200	.	Print or Type Name Here

Notary Public for South Carolina

My Commission Expires:

[Notary Seal]

INFORMATION
Except as provided in this paragraph, the term “value” means “the consideration paid or to be paid in money or money’s worth for the realty.” Consideration paid or to be paid in money’s worth includes, but is not limited to, other realty, personal property, stocks, bonds, partnership interest and other intangible property, the forgiveness or cancellation of a debt, the assumption of a debt, and the surrendering of any right. The fair market value of the consideration must be used in calculating the consideration paid in money’s worth. Taxpayers may elect to use the fair market value of the realty being transferred in determining fair market value of the consideration. In the case of realty transferred between a corporation, a partnership, or other entity and a stockholder, partner, or owner of the entity, and in the case of realty transferred to a trust or as a distribution to a trust beneficiary, “value” means the realty’s fair market value. A deduction from value is allowed for the amount of any lien or distribution to a trust beneficiary, “value” means the realty’s fair market value. A deduction from value is allowed for the amount of any lien or encumbrance existing on the land, tenement, or realty before the transfer and remaining on the land, tenement, or realty after the transfer. Taxpayers may elect to use the fair market value for property tax purposes in determining fair market value under the provisions of the law.

Exempted from the fee are deeds:
(1)     transferring realty in which the value of the realty, as defined in Code Section 12-24-30, is equal to or less than one hundred dollars;
(2)     transferring realty to the federal government or to a state, its agencies and departments, and its political subdivisions, including school districts;
(3)     that are otherwise exempted under the laws and Constitution of this State or of the United States;
(4)     transferring realty in which no gain or loss is recognized by reason of Section 1041 of the Internal Revenue Code as defined in Section 12-6-40(A);
(5)     transferring realty in order to partition realty as long as no consideration is paid for the transfer other than the interests in the realty that are being exchanged in order to partition the realty;
(6)     transferring an individual grave space at a cemetery owned by a cemetery company licensed under Chapter 55 of Title 39;
(7)     that constitute a contract for the sale of timber to be cut;
(8)     transferring realty to a corporation, a partnership, or a trust in order to become, or as, a stockholder, partner, or trust beneficiary of the entity provided no consideration is paid for the transfer other than stock in the corporation, interest in the partnership, beneficiary interest in the trust, or the increase in value in such stock or interest held by the grantor. However, the transfer of realty from a corporation, a partnership, or a trust to a stockholder, partner, or trust beneficiary of the entity is subject to the fee even if the realty is transferred to another corporation, a partnership, or trust;
(9)     transferring realty from a family partnership to a partner or from a family trust to a beneficiary, provided no consideration is paid for the transfer other than a reduction in the grantee’s interest in the partnership or trust. A “family partnership” is a partnership whose partners are all members of the same family. A “family trust” is a trust, in which the beneficiaries are all members of the same family. The beneficiaries of a family trust may also include charitable entities. “Family” means the grantor and the grantor’s spouse, parents, grandparents, sisters, brothers, children, stepchildren, grandchildren, and the spouses and lineal descendants of any the above. A “charitable entity” means an entity which may receive deductible contributions under Section 170 of the Internal Revenue Code as defined in Section 12-6-40(A);
(10)     transferring realty in a statutory merger or consolidation from a constituent corporation to the continuing or new corporation;
(11)     transferring realty in a merger or consolidation from a constituent partnership to the continuing or new partnership;
(12)     that constitute a corrective deed or a quitclaim deed used to confirm title already vested in the grantee, provided that no consideration of any kind is paid or is to be paid under the corrective or quitclaim deed;
(13)     transferring realty subject to a mortgage to the mortgagee whether by a deed in lieu of foreclosure executed by the mortgagor or deed executed pursuant to foreclosure proceedings;
(14)     transferring realty from an agent to the agent’s principal in which the realty was purchased with funds of the principal, provided that a notarized document is also filed with the deed that establishes the fact that the agent and principal relationship existed at the time of the original purchase as well as for the purpose of purchasing the realty; and
(15)     transferring title to facilities for transmitting electricity that is transferred, sold, or exchanged by electrical utilities, municipalities, electric cooperatives, or political subdivisions to a limited liability company which is subject to regulation under the Federal Power Act (16 U.S.C. Section 791(a)) and which is formed to operate or take functional control of electric transmission assets as defined in the Federal Power Act.

EXHIBIT F-2
FORM OF QUIT CLAIM DEED
See attached.

F-2

EXHIBIT F-2

STATE OF SOUTH CAROLINA
QUIT-CLAIM DEED
COUNTY OF HORRY

KNOW ALL MEN BY THESE PRESENTS, that LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (hereinafter referred to as “Grantor”), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration (the receipt whereof is hereby acknowledged) to Grantor in hand paid at and before the sealing of these presents by IC MYRTLE BEACH LLC, a Delaware limited liability company (hereinafter referred to as “Grantee”), has granted, bargained, sold, quit-claimed and released, and by this Deed grants, bargains, sells, quit-claims and releases to the said Grantee, as aforesaid, and its successors and assigns, all of Grantor’s right, title and interest, if any, in and to the following described real property located in Horry County, South Carolina (the “Property”), to wit:
See Appendix A attached hereto and incorporated herein by reference together with all buildings, structures, fixtures and improvements located thereon and all rights, privileges and easements appurtenant to such Property, including, without limitation, all minerals, oil, gas, and other hydrocarbon substances in, on and under such Property, as well as all development rights, and air rights, relating to such real property and any other easements appurtenant to such real property.
TOGETHER with all and singular the rights, members, hereditaments and appurtenances thereto belonging, or in anywise incident or appertaining.
TO HAVE AND TO HOLD, all and singular, the said Property before mentioned, unto the said Grantee, as aforesaid, and its respective successors and assigns, forever.

IN WITNESS WHEREOF, a duly-authorized officer of Grantor has executed, sealed and delivered this Quit Claim Deed as of this _____ day of _____________, 2014.
Signed, sealed and delivered
in the presence of:

LEROY SPRINGS & COMPANY, INC.,
a South Carolina not-for-profit corporation

	By:		[SEAL]
Witness #1	Name:	Timothy W. Patterson
	Title:	President and CEO
Witness #2

Tax ID Numbers:

Grantee’s Address for Tax Notices:

Springmaid Beach Resort & Conference Center
3200 South Ocean Boulevard
Myrtle Beach, South Carolina 29577
Attention: General Manager

STATE OF SOUTH CAROLINA
COUNTY OF HORRY
PERSONALLY APPEARED before me Timothy W. Patterson, to me personally known, who, being by me duly sworn, did say that he is the President and CEO of the within named Grantor, LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation, and that the foregoing instrument was signed on behalf of said not-for-profit corporation, by authority of its Board of Directors; and Timothy W. Patterson acknowledged said instrument to be the free act and deed of said not-for-profit corporation.
Sworn to before me this _____ day
of __________, 2014.

_______________________________
Notary Public for South Carolina
My Commission Expires:____________
[Notary Seal]

Appendix A
Legal Description

STATE OF SOUTH CAROLINA
COUNTY OF HORRY     AFFIDAVIT
PERSONALLY appeared before me the undersigned, who being duly sworn, deposes and says:
1.     I have read the information on this affidavit and I understand such information.
2.     The property being transferred consists of ________________________________________ __________________________________________________________________________________________________________________________________________________________ and was transferred by Leroy Springs & Company, Inc. to ____________________________, a ____________________ on _______________, 2014.
3.     Check one of the following: The deed is
(a) ________ subject to the deed recording fee as a transfer for consideration paid or to be paid in money or money’s worth.
(b) ________ subject to the deed recording fee as a transfer between a corporation, a partnership, or other entity and a stockholder, partner, or owner of the entity, or is a transfer to a trust or as a distribution to a trust beneficiary.
(c) ___X____ exempt from the deed recording fee because (See Information Section of affidavit): . (If exempt, please skip items 4-7, and go to item 8 of this affidavit.)
If exempt under exemption #14 as described in the Information section of this affidavit, did the agent and principal relationship exist at the time of the original sale and was the purpose of this relationship to purchase the realty? Check Yes _____ or No ______
4.     Check one of the following if either item 3(a) or item 3(b) above has been checked (See Information section of this affidavit):
(a) ________ The fee is computed on the consideration paid or to be paid in money or money’s worth in the amount of $40,000,000.00.
(b) ________ The fee is computed on the fair market value of the realty which is _______________
(c) ________ The fee is computed on the fair market value of the realty as established for property tax purposes which is ______________.
5.     Check Yes or No X to the following: A lien or encumbrance existed on the land, tenement, or realty before the transfer and remained on the land, tenement, or realty after the transfer. If “Yes,” the amount of the outstanding balance of this lien or encumbrance is: _____________________.
6.     The deed recording fee is computed as follows:
(a)     Place the amount listed in item 4 above here:
(b)     Place the amount listed in item 5 above here:      -0-
(If no amount is listed, place zero here.)
(c)     Subtract Line 6(b) from Line 6(a) and place
result here:
7.     The deed recording fee due is based on the amount listed on Line 6(c) above and the deed recording fee due is: ______________.
8.     As required by Code Section 12-24-70, I state that I am a responsible person who was connected with the transaction as: President and CEO.
9.     I understand that a person required to furnish this affidavit who willfully furnishes a false or fraudulent affidavit is guilty of a misdemeanor and, upon conviction, must be fined not more than one thousand dollars or imprisoned not more than one year, or both.

Responsible Person Connected with the Transaction

SWORN to before me this
day of	, 200	.	Print or Type Name Here

Notary Public for South Carolina

My Commission Expires:

[Notary Seal]

INFORMATION
Except as provided in this paragraph, the term “value” means “the consideration paid or to be paid in money or money’s worth for the realty.” Consideration paid or to be paid in money’s worth includes, but is not limited to, other realty, personal property, stocks, bonds, partnership interest and other intangible property, the forgiveness or cancellation of a debt, the assumption of a debt, and the surrendering of any right. The fair market value of the consideration must be used in calculating the consideration paid in money’s worth. Taxpayers may elect to use the fair market value of the realty being transferred in determining fair market value of the consideration. In the case of realty transferred between a corporation, a partnership, or other entity and a stockholder, partner, or owner of the entity, and in the case of realty transferred to a trust or as a distribution to a trust beneficiary, “value” means the realty’s fair market value. A deduction from value is allowed for the amount of any lien or distribution to a trust beneficiary, “value” means the realty’s fair market value. A deduction from value is allowed for the amount of any lien or encumbrance existing on the land, tenement, or realty before the transfer and remaining on the land, tenement, or realty after the transfer. Taxpayers may elect to use the fair market value for property tax purposes in determining fair market value under the provisions of the law.

Exempted from the fee are deeds:
(1)     transferring realty in which the value of the realty, as defined in Code Section 12-24-30, is equal to or less than one hundred dollars;
(2)     transferring realty to the federal government or to a state, its agencies and departments, and its political subdivisions, including school districts;
(3)     that are otherwise exempted under the laws and Constitution of this State or of the United States;
(4)     transferring realty in which no gain or loss is recognized by reason of Section 1041 of the Internal Revenue Code as defined in Section 12-6-40(A);
(5)     transferring realty in order to partition realty as long as no consideration is paid for the transfer other than the interests in the realty that are being exchanged in order to partition the realty;
(6)     transferring an individual grave space at a cemetery owned by a cemetery company licensed under Chapter 55 of Title 39;
(7)     that constitute a contract for the sale of timber to be cut;
(8)     transferring realty to a corporation, a partnership, or a trust in order to become, or as, a stockholder, partner, or trust beneficiary of the entity provided no consideration is paid for the transfer other than stock in the corporation, interest in the partnership, beneficiary interest in the trust, or the increase in value in such stock or interest held by the grantor. However, the transfer of realty from a corporation, a partnership, or a trust to a stockholder, partner, or trust beneficiary of the entity is subject to the fee even if the realty is transferred to another corporation, a partnership, or trust;
(9)     transferring realty from a family partnership to a partner or from a family trust to a beneficiary, provided no consideration is paid for the transfer other than a reduction in the grantee’s interest in the partnership or trust. A “family partnership” is a partnership whose partners are all members of the same family. A “family trust” is a trust, in which the beneficiaries are all members of the same family. The beneficiaries of a family trust may also include charitable entities. “Family” means the grantor and the grantor’s spouse, parents, grandparents, sisters, brothers, children, stepchildren, grandchildren, and the spouses and lineal descendants of any the above. A “charitable entity” means an entity which may receive deductible contributions under Section 170 of the Internal Revenue Code as defined in Section 12-6-40(A);
(10)     transferring realty in a statutory merger or consolidation from a constituent corporation to the continuing or new corporation;
(11)     transferring realty in a merger or consolidation from a constituent partnership to the continuing or new partnership;
(12)     that constitute a corrective deed or a quitclaim deed used to confirm title already vested in the grantee, provided that no consideration of any kind is paid or is to be paid under the corrective or quitclaim deed;
(13)     transferring realty subject to a mortgage to the mortgagee whether by a deed in lieu of foreclosure executed by the mortgagor or deed executed pursuant to foreclosure proceedings;
(14)     transferring realty from an agent to the agent’s principal in which the realty was purchased with funds of the principal, provided that a notarized document is also filed with the deed that establishes the fact that the agent and principal relationship existed at the time of the original purchase as well as for the purpose of purchasing the realty; and
(15)     transferring title to facilities for transmitting electricity that is transferred, sold, or exchanged by electrical utilities, municipalities, electric cooperatives, or political subdivisions to a limited liability company which is subject to regulation under the Federal Power Act (16 U.S.C. Section 791(a)) and which is formed to operate or take functional control of electric transmission assets as defined in the Federal Power Act.

EXHIBIT G
ESCROW AGREEMENT
See attached.

G-6

COMMONWEALTH LAND TITLE INSURANCE COMPANY
EARNEST MONEY ESCROW AGREEMENT
This Escrow Agreement is made as of the _______ day of ___________, ________, by and among ________________________________________________________________________________ (“Seller”), and _________________________________________________________________________ (“Purchaser”), and COMMONWEALTH LAND TITLE INSURANCE COMPANY (“Escrow Agent”).

RECITALS
Seller and Purchaser have entered into a certain purchase agreement (“Purchase Agreement”) concerning real property located in ________________________________________.
In connection with the Purchase Agreement, Seller and Purchaser have requested Escrow Agent to receive funds to be held in escrow and applied in accordance with the terms and conditions of this Escrow Agreement.
NOW THEREFORE, in consideration of the above recitals, the mutual promises set forth herein and other good and valuable consideration, the parties agree as follows:
1.    COMMONWEALTH LAND TITLE INSURANCE COMPANY hereby agrees to act as Escrow Agent in accordance with the terms and conditions hereof.
2.    INITIAL DEPOSIT/ADDITIONAL DEPOSITS. Escrow Agent shall receive an initial deposit in the amount of $ _________________. Any additional amounts deposited with Escrow Agent shall be added to the initial deposit and together with the initial deposit shall be referred to herein collectively as the “Escrow Fund”.
3.    DEPOSITS OF FUNDS. All checks, money orders or drafts will be processed for collection in the normal course of business. Escrow Agent may commingle funds received by it in escrow with escrow funds of others, and may, without limitation, deposit such funds in its custodial or escrow accounts with any reputable trust company, bank, savings bank, savings association, or other financial services entity. It is understood that Escrow Agent shall be under no obligation, except to the extent instructed in writing by Seller and/or Purchaser, to invest the funds deposited with it on behalf of any depositor. Deposits held by Escrow Agent shall be subject to the provisions of applicable state statutes governing unclaimed property.
The parties to this escrow acknowledge that the maintenance of such escrow accounts with some depository institutions may result in Escrow Agent's being provided with an array of bank services, accommodations or other benefits by the depository institution. Escrow Agent or its affiliates also may elect to enter into other business transactions with or obtain loans for investment or other purposes from the depository institution. All such services, accommodations and other benefits shall accrue to Escrow Agent, and Escrow Agent shall have no obligation to account to the parties to the escrow for the value of such services, accommodations or other benefits.
NOTICE OF OPPORTUNITY: You have the opportunity to earn interest on your escrowed funds by requesting Escrow Agent to set up an interest bearing account on your behalf. Escrow Agent will inform you of any fees it will charge to establish the account. Interest earned is dependent upon the amount of the deposit, the time of deposit and the prevailing interest rate at the time.
If Seller and Purchaser instruct Escrow Agent to deposit the Escrow Fund in an interest-bearing account, upon the depository institution’s request, the Seller and/or Purchaser will execute the appropriate Internal Revenue Service documentation for the giving of taxpayer identification information relating to this account. Interest will accrue on said account at the rate provided by the institution in which the escrowed funds are deposited. Form W-9 (Tax Payer Identification Number and Certification) or Form W-8 (Certificate of Foreign Status) must be returned to the company with this agreement. The Form W-9 must contain a physical address. The Seller and/or Purchaser do hereby certify that they are aware the Federal Deposit Insurance Corporation coverages apply to a maximum amount of $100,000.00 per depositor. Further, the Seller and/or Purchaser understand that Escrow Agent assumes no responsibility for, nor will Seller and/or Purchaser hold same liable

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for any loss occurring which arises from bank failure or error, insolvency or suspension, or a situation or event which falls under the Federal Deposit Insurance Corporation coverages.
All interest will accrue to and be reported to the Internal Revenue Service for the account of:

Name:
Address:

Phone:
Tax Identification or Social Security No.:
Escrow Agent shall not be responsible for any penalties, or loss of principal or interest, or any delays in the withdrawal of the funds which may be imposed by the depository institution as a result of the making or redeeming of the investment pursuant to Seller and/or Purchaser instructions.
4.    DISBURSEMENT OF ESCROW FUND. Escrow Agent may disburse all or any portion of the Escrow Fund in accordance with and in reliance upon written instructions from both Seller and Purchasers. The Escrow Agent shall have no responsibility to make an investigation or determination of any facts underlying such instructions or as to whether any conditions upon which the funds are to be released have been fulfilled or not fulfilled, or to whom funds are released.
5.    DEFAULT AND/OR DISPUTES. In the event any party to the transaction underlying this Agreement shall tender any performance after the time when such performance was due, Escrow Agent may proceed under this Agreement unless one of the parties to this Agreement shall give to the Escrow Agent written direction to stop further performance of the Escrow Agent’s functions hereunder. In the event written notice of default or dispute is given to the Escrow Agent by any party, or if Escrow Agent receives contrary written instructions from any party, the Escrow Agent will promptly notify all parties of such notice. Thereafter, Escrow Agent will decline to disburse funds or to deliver any instrument or otherwise continue to perform its escrow functions, except upon receipt of a mutual written agreement of the parties or upon an appropriate order of court. In the event of a dispute, and the Escrow Agent is authorized in its sole discretion to file an action to interplead the funds and to deposit the escrow into a court of competent jurisdiction for a determination as to the proper disposition of said funds. In the event that the funds are deposited in court, the Escrow Agent shall be entitled to file a claim in the proceeding for its costs and counsel fees, if any.
6.    ESCROW AGENT FEES AND OTHER EXPENSES. Escrow Agent shall charge for its services hereunder in accordance with its current schedule of fees (which includes annual maintenance fees) unless otherwise provided. Unless otherwise directed, such fees shall be charged to the Purchaser and Seller equally. All fees, charges and expenses are due and payable at settlement and such amounts may be deducted by Escrow Agent from any funds held in escrow due to the party from whom such amounts are due and owing. Additional amounts which may become due for any reason shall be promptly paid to Escrow Agent by the party owing such amounts. Escrow Agent shall not be required to advance its own funds for any purpose provided that any such advance, made at its option, shall be promptly reimbursed by the party for whom it is advanced, and such optional advance shall not be an admission of liability on the part of Escrow Agent.
7.    PERFORMANCE OF DUTIES. In performing any of its duties under this Agreement, or upon the claimed failure to perform its duties hereunder, Escrow Agent shall not be liable to anyone for any damages, losses or expenses which may occur as a result of Escrow Agent so acting, or failing to act; provided, however, Escrow Agent shall be liable for damages arising out of its willful default or gross negligence under this Agreement. Accordingly, Escrow Agent shall not incur any such liability with respect to (i) any good faith act or omission upon advice of counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent hereunder, or (ii) any good faith act or omission in reliance upon any document, including any written notice or instructions provided for in the Agreement, not only as to its due execution and to the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the proper person or persons and to conform with the provisions of this Agreement.
8.    LIMITATIONS OF LIABILITY. Escrow Agent shall not be liable for any loss or damage resulting from the following:

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( a )    The effect of the transaction underlying this Agreement including without limitation, any defect in the title to the real estate, any failure or delay in the surrender of possession of the property, the rights or obligations of any party in possession of the property, the financial status or insolvency of any other party, and/or any misrepresentation of fact made by any other party;
( b )    The default, error, act or failure to act by any other party to the escrow;
( c )    Any loss, loss of value or impairment of funds which have been deposited in escrow while those funds are in the course of collection or while those funds are on deposit in a depository institution if such loss or loss of value or impairment results from the failure, error, insolvency or suspension of a depository institution;
( d )    Any defects or conditions of title to any property that is the subject of this escrow provided, however, that this limitation of liability shall not affect the liability of Commonwealth Land Title Insurance Company under any title insurance policy which it has issued or may issue. NOTE: No title insurance liability is created by this Agreement.
( e )    Escrow Agent’s compliance with any legal process including but not limited to, subpoena, writs, orders, judgments and decrees of any court whether issued with or without jurisdiction and whether or not subsequently vacated, modified, set aside or reversed.
9.    HOLD HARMLESS. Purchaser and Seller shall indemnify the Escrow Agent and hold the Escrow Agent harmless from all damage, costs, claims and expenses arising from performance of its duties as Escrow Agent including reasonable attorneys’ fees, costs of defense and costs of interpleader; except for those damages, costs, claims and expenses resulting form the gross negligence or willful misconduct of the Escrow Agent. Said attorney’s fees, and costs may be retained by the Escrow Agent from the escrow deposit.
10.    TERMINATION. This Agreement shall terminate upon the first to occur of ( a ) one year from the date hereof, in which event Escrow Agent shall disburse the Escrow Fund to the person who deposited such funds, less Escrow Agent’s fees and expenses, unless this Agreement is extended by written agreement of all parties including the Escrow Agent; ( b ) the disbursement by Escrow Agent of all of the Escrow Fund; ( c ) the joint written instructions of Purchaser and Seller.
11.    RESIGNATION. Escrow Agent reserves the right in its sole discretion to resign as holder of the escrowed funds at any time upon five day notice to the parties. Escrow Agent will deliver the escrow funds to a successor escrow agent designated in writing by all parties to the agreement. If no successor is named, escrow agent has the right to petition the court to appoint a successor escrow agent Any costs or attorney’s fees incurred in such action may be deducted from the escrow deposit.
12.    RELEASE OF PAYMENT. Payment of the funds so held in escrow by the Escrow Agent, in accordance with the terms, conditions and provisions of this Escrow Agreement, shall fully and completely discharge and exonerate the Escrow Agent from any and all future liability or obligations of any nature or character at law or equity to the parties hereto or under this Agreement.
13.    NOTICES.

Seller:
E-mail:
Physical Address
Phone:

Purchaser:
E-mail:
Physical Address:
Phone:
To Escrow Agent:

Commonwealth Land Title Insurance Company
1911 Gadsden Street
Columbia, SC 29201

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Attn: Marybeth Meyers or Cynthia Ouzts
Phone: (803) 794-1488
14.    This Agreement shall be binding upon and inure to the benefit of the parties respective successors and assigns.
15.    This Agreement shall be governed by and construed in accordance with the Laws of the State of South Carolina.
16.    Further the Escrow Agent shall not be liable for any loss or delay caused by the insolvency of the Seller or Buyer.
17.    The schedule of fees for escrow services is $____750.00 _______ for escrow funds of or under $50,000.00, $__500.00 ___ for escrow funds in excess of $50,000.00 and $ __150.00___ for each additional deposit, unless otherwise provided, plus any bank fees. Escrow fees are to be paid after closing or are to be paid out of the Escrow Fund, if mutually agreed upon in writing.

G-6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Seller:		Escrow Agent:
LEROY SPRINGS & COMPANY, INC.		COMMONWEALTH LAND TITLE INSURANCE
COMPANY
By:		By:
Name:		Name:
Its:		Its:

Purchaser:
IC MYRTLE BEACH LLC

By:	IC Myrtle Beach Manager LLC, its Manager

By:
Name:
Its:

G-6

EXHIBIT H
FORM OF GENERAL ASSIGNMENT OF RIGHTS
See attached.

H-1

GENERAL ASSIGNMENT AND ASSUMPTION OF RIGHTS
THIS GENERAL ASSIGNMENT AND ASSUMPTION OF RIGHTS (this “Assignment”) is made as of the ____ day of _______________, 2014 (the “Effective Date”), by LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (“Seller”), and IC MYRTLE BEACH LLC, a Delaware limited liability company (“Buyer”).
RECITALS
A.    Seller is the owner in fee simple of the hotel commonly known as the SPRINGMAID BEACH RESORT AND CONFERENCE CENTER (the “Hotel”), located in Horry County, South Carolina, on the real property described in Exhibit I attached to the Purchase Agreement (as defined below).
B.    Seller and Buyer entered into that certain Purchase and Sale Agreement dated September ___, 2014 (as may have been amended, the “Purchase Agreement”), pursuant to which Seller agreed to convey its interest in the Property (which includes, without limitation, the Hotel) and assets related thereto, and Buyer agreed to purchase the Property and assets related thereto, on the terms and conditions stated in the Purchase Agreement.
C.    In connection with the Purchase Agreement, Seller desires to assign to Buyer, and Buyer now desires to accept from Seller, the assignment of all of Seller’s right, title and interest in and to the Business and Related Income (as defined below) pertaining to Property, subject to the terms and conditions set forth below.
NOW, THEREFORE, Seller and Buyer agree as follows:
1.    Defined Terms. All capitalized terms used herein shall be defined as those terms are used in the Purchase Agreement, unless otherwise defined herein.
2.    Assignment. In consideration of Ten ($10.00) Dollars in hand paid by Buyer and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns, transfers and conveys to Buyer, effective as of the Effective Date, to the extent assignable or transferable, all of Seller’s right, title and interest in and to any business or businesses operated on the Property or provision of services to any such businesses, including, without limitation, (a) any right to use, possess or receive revenues, rents, fees, management fees, profits, income or compensation of any kind derived therefrom accruing after the Effective Date, (b) any right to use, possess or receive Accounts Receivable which are aged less than thirty (30) days as of the Effective Date as described in Appendix A attached hereto, subject to payment therefor in accordance with the terms of the Purchase Agreement and (c) any rights, title and interest now owned or hereafter acquired in and to such businesses and their operations (collectively, the “Business and Related Income”).
3.    Assumption. Buyer hereby accepts the foregoing assignment and agrees to assume and perform all of Seller’s obligations relating to the rights assigned herein to be performed from and after the Effective Date (and expressly excluding those liabilities and obligations which have accrued or arisen prior to the Effective Date except for the Accounts Receivable described in Section 2(b) above).
4.    Further Assurances. Seller hereby covenants that it will, at any time and from time to time upon written request therefor, execute and deliver to Buyer, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Buyer, its nominees, successors and/or assigns, may reasonably request in order to fully assign and transfer to and vest in Buyer, its nominees, successors and/or assigns, and protect its and/or their rights, title and interest in and enjoyment of, all of the assets of Seller intended to be transferred and assigned hereby, or to enable Buyer, its nominees, successors and/or assigns, to realize upon or otherwise enjoy any such assets.
5.    Purchase Agreement Controls. This Assignment is executed and delivered pursuant to the Purchase Agreement and in all respect is subject to the covenants, representations, warranties and other provisions thereof. No provision set forth in this Assignment shall be deemed to enlarge, alter or amend the terms or provisions of the Purchase Agreement. In the event of any conflict between the provisions of this Assignment and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall control.
6.    Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns, and no other party shall be a beneficiary hereunder.
7.    Governing Law. This Assignment shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of South Carolina. Each of the parties hereto acknowledges and agrees that the laws of the State of South Carolina were freely chosen by Buyer and Seller.
8.    Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original Assignment, but all of which shall constitute but one and the same Assignment.
Signatures appear on following page

IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day and year first above written.

SELLER:

LEROY SPRINGS & COMPANY, INC.,
a South Carolina not-for-profit corporation

By:
Name:
Title:

BUYER:

IC MYRTLE BEACH LLC,
a Delaware limited liability company

By:    IC Myrtle Beach Manager LLC, a
Delaware limited liability company
its Manager

By:
Name:
Title:

Appendix A
Accounts Receivable
See attached.

EXHIBIT I
DESCRIPTION OF LAND
See attached.

I-1

Land Description
Parcel 1
All that certain piece, parcel or tract of land situate, lying and being in Myrtle Beach, Socastee Township, South Carolina, shown and designated as PARCEL I, on a plat entitled “BOUNDARY SURVEY AND BUILDING LOCATION OF SPRINGMAID BEACH SURVEYED FOR LEROY SPRINGS & COMPANY, INC., LOCATED SOUTH OF MYRTLE BEACH, HORRY COUNTY, S.C.” prepared by Robert L. Bellamy & Associates, Inc., dated March 15, 1994, having latest revision date of July 8, 1994, and recorded July 12, 1994, in Plat Book 130, Page 141 in the Office of the Register of Deeds for Horry County, and being more particularly described, according to said plat, as follows: Beginning at the intersection of the northern boundary of State Park property line and the western edge of South ocean Boulevard, thence 500.34’ North 47°59’38” West to a concrete monument on the State Park line; thence turning and running North 43°40’34” East for a distance of 1213.63’ to a ½” iron pipe on the right of way of SC Highway 73; thence along said right of way North 80°18’07” East for a distance of 128.87’ to a ½” iron pipe on the southern right of way; thence turning and running South 47°21’21” East for a distance of 76.33’ by a sewer pumping station tract to a ½” iron pipe corner; thence turning and running North 44°12’38” East for a distance of 25.54’ to a ½” iron pipe corner; thence turning and running North 22°53’51” East for a distance of 15.99’ to a ½” iron pipe corner; thence turning and running North 3°00’45” West for a distance of 32.14’ to a ½” iron pipe corner on the southern right of way of SC Highway 73; thence turning and running along said right of way North 80°18’03” East for a distance of 80.93’ to a ½” iron pipe corner on the right of way; thence turning and running South 46°19’32” East for a distance of 319.55’ to a ½” iron pipe on the edge of the 75’ right of way of South Ocean Boulevard, thence continuing South 46°19’32” East for a distance of 4.87’ to a corner on the edge of a 60’ right of way of South Ocean Boulevard; thence turning and running along the right of way of South Ocean Boulevard South 43°39’15” West for a distance of 1000.00’ to an iron pipe corner; thence turning and running along said right of way South 46°20’45” East for a distance of 2.50’ to a ½” iron pipe corner; thence turning and running along said right of way South 43°39’15” West for a distance of 431.34’ to the point of beginning. Parcel contains 15.92 acres.
Parcel 2
All that certain piece, parcel or tract of land situate, lying and being in Myrtle Beach, Socastee Township, South Carolina, shown and designated as PARCEL 2, on a plat entitled “BOUNDARY SURVEY AND BUILDING LOCATION OF SPRINGMAID BEACH SURVEYED FOR LEROY SPRINGS & COMPANY, INC., LOCATED SOUTH OF MYRTLE BEACH, HORRY COUNTY, S.C.” prepared by Robert L. Bellamy & Associates, Inc., dated March 15, 1994, having latest revision date of July 8, 1994, and recorded July 12, 1994, in Plat Book 130, Page 141 in the Office of the Register of Deeds for Horry County, and being more particularly described, according to said plat, as follows: Beginning at a concrete monument at the intersection of the southern right of way of South Ocean Boulevard and the northern edge of Nash Street, thence along the right of way of South Ocean Boulevard north 43 degrees 52’ 18” east for a distance of 169.91’ to a ½” iron pipe on the right of way, thence turning and running with said right of way north 46 degrees 07’ 42” west for a distance of 2.50’ to a ½” iron pipe corner, thence turning and running along said right of way north 43 degrees 52’ 18” east for a distance of 1000.00’ to a ½” iron pipe corner, thence turning and running south 46 degrees 24’ 09” east for a distance of 437.75’ to a ½” iron pipe set on the high tide line of the Atlantic Ocean, thence turning and running along said high tide line south 33 degrees 19’ 00” west for a distance of 417.51’ to a point on the high tide line, thence south 44 degrees 03’ 59” west for a distance of 384.10 to a point on the high tide line, thence south 41 degrees 55’ 34” west for a distance of 260.85’ to a point on the high tide line (as of March 17, 1994), thence turning north 46 degrees 50’ 56” west for a distance of 25.92’ to a point that was on the old dune line (1945), thence turning and running along the old dune line (1945) south 41 degrees 40’ 15” west a distance of 110.05’ to a point on the ocean end of the Nash Street northern right of way, thence turning and running along the northern right of way edge of Nash Street north 46 degrees 52’ 19” west for a distance of 150.12’ to an iron pipe corner, thence continuing along Nash Street right of way north 46 degrees 52’ 19” west for a distance of 347.51’ to the point of beginning. Parcel contains 13.39 acres.
Parcel 3
All that certain piece, parcel or tract of land situate, lying and being in Myrtle Beach, Socastee Township, South Carolina, shown and designated as PARCEL 3, on a plat entitled “BOUNDARY SURVEY AND BUILDING LOCATION OF SPRINGMAID BEACH SURVEYED FOR LEROY SPRINGS & COMPANY, INC., LOCATED SOUTH OF MYRTLE BEACH, HORRY COUNTY, S.C.” prepared by Robert L. Bellamy & Associates, Inc., dated March 15, 1994, having latest revision date of July 8, 1994, and recorded July 12, 1994, in Plat Book 130, Page 141 in the Office of the Register of Deeds for Horry County, and being more particularly described, according to said plat, as follows: Beginning at a ½” iron pipe corner on the southern right of way of Nash Street being south 46 degrees 50’ 57” east a distance of 350’ from a p.k. nail found in the southern right of way of South Ocean Boulevard, thence continuing along the southern right of way of Nash Street toward the ocean south 46 degrees 50’ 57” east for a distance of 90.00’ to a ½” iron pipe corner, thence continuing along said right of way south 46 degrees 50’ 57” east for a distance of 60.00’, to a point on the beach, thence turning and running along the beach south 41 degrees 40’ 15” west for a distance of 199.27’ to a point on the beach and the northern boundary of the South Carolina State Park, thence turning and running north 47 degrees 03’ 20” west a distance of 60.00’ to a ½” iron pipe, thence running north 47 degrees 03’ 20” west a distance of 90.00’ to a ½” iron pipe on the property line of State Park and the southern edge of 30’ alley, thence turning and running along the southern edge of the alley north 41 degrees 40’ 29” east 199.81’ to a point of beginning. Parcel contains 0.69 acres.”
Parcel 4
All and singular, those two certain pieces, parcels or tracts of land, containing respectively 0.14 and 0.46 acres, more or less, situate, lying and being in Dogwood Neck Township, Horry County, South Carolina, being more specifically shown and designated as “30’ ALLEY” and “Parcel I”, respectively, on that certain plat entitled “ALTA/ACSM LAND TITLE SURVEY & COMBINATION PLAT” prepared for Leroy Springs & Company, Inc., by Robert L. Bellamy & Associates, Inc., dated June 6, 2007, last revised November 16, 2007, and recorded in Plat Book

234, Page 193 in the Office of the Register of Deeds for Horry County, reference to which is craved for a more complete description.

EXHIBIT J
FORM OF NOTICE TO TENANTS
See attached.

J-1

NOTICE TO TENANTS
_______________, 2014

TO:     All Tenants of Springmaid Beach Resort and Conference Center,
Horry County, South Carolina

PLEASE ACCEPT THIS NOTICE THAT Springmaid Beach Resort and Conference Center, Horry County, South Carolina (the “Property”) has been sold by the undersigned former owner (“Former Owner”), to IC MYRTLE BEACH LLC, a Delaware limited liability company (“New Owner”). Please make all payments of rentals and other amounts hereafter due under your lease for space at the Property payable to _________________________________, a
____________________, at the following address:

____________________
____________________

You are further notified that, as a part of the sale of the Property, all refundable tenant security deposits, if any, actually held by the Former Owner with respect to the Property have been transferred to the New Owner as of the date set forth above.

FORMER OWNER:

LEROY SPRINGS & COMPANY, INC.,
a South Carolina not-for-profit corporation

By:
Name:
Title:

NEW OWNER:

IC MYRTLE BEACH LLC,
a Delaware limited liability company

By:    IC Myrtle Beach Manager LLC, a
Delaware limited liability company
its Manager

By:
Name:
Title:

EXHIBIT K
FORM OF NOTICE TO VENDORS
See attached.

K-1

NOTICE TO VENDORS
Dear ___________________________________:

We are pleased to inform you that Springmaid Beach Resort and Conference Center in Horry County, South Carolina has been acquired by IC MYRTLE BEACH LLC, a Delaware limited liability company (“New Owner”), and your contract related to such property has been assigned to New Owner. All future communications and notices should now be directed, as applicable, to:

Facsimile No.
Telephone No.

Thank you for your cooperation, and feel free to call if you have any questions.

Very truly yours,

LEROY SPRINGS & COMPANY, INC.,
a South Carolina not-for-profit corporation

By:
Name:
Title:

EXHIBIT L
FORM OF SELLER’S CLOSING CERTIFICATE
See attached.

L-1

SELLER’S CLOSING CERTIFICATE
THIS SELLER’S CLOSING CERTIFICATE (this “Seller’s Closing Certificate”) is made and entered into as the _____ day of ______________, 2014 (the “Closing Date”), by LEROY SPRINGS & COMPANY, INC., a not-for-profit corporation (“Seller”). Unless otherwise defined herein, or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement (as defined below).
WHEREAS, Seller and IC MYRTLE BEACH LLC, a Delaware limited liability company (“Buyer”) entered into that certain Purchase and Sale Agreement dated September ___, 2014 (as may have been amended, the “Purchase Agreement”), pursuant to which Seller agreed to convey its interest in the Property (which includes, without limitation, the Springmaid Beach Resort and Conference Center) and assets related thereto, and Buyer agreed to purchase the Property and assets related thereto, on the terms and conditions stated in the Purchase Agreement; and
WHEREAS, Seller and Buyer are closing the sale and purchase of the Property and assets related thereto as contemplated by the Purchase Agreement as of the Closing Date.
NOW, THEREFORE, in connection with the closing of such sale, Seller makes the following certification to Buyer regarding its representations and warranties:
Seller hereby certifies that the representations and warranties made to Buyer, and upon which Buyer has relied, contained in the Purchase Agreement, are true and correct in all material respects as of the Closing Date, except as follow

Signature appears on following page

IN WITNESS WHEREOF, Seller has duly executed this Seller’s Closing Certificate as of the date and year first above written.

SELLER:

LEROY SPRINGS & COMPANY, INC.,
a South Carolina not-for-profit corporation

By:
Name:
Title:

EXHIBIT M
SURVEY
See attached.

M-1

EXHIBIT N-1
FORM OF TRANSFEROR’S CERTIFICATE
See attached.

N-1

CERTIFICATION OF NONFOREIGN STATUS OF TRANSFEROR
Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. For U.S. tax purposes (including Section 1445 of the Internal Revenue Code), the owner of a disregarded entity that has legal title to a U.S. real property interest will be the transferor of the property and not the disregarded entity. To inform the transferee (buyer) that withholding of tax is not required upon disposition of a U.S. real property interest, the undersigned transferor (“Transferor”) hereby certifies to IC MYRTLE BEACH LLC, a Delaware limited liability company (“Transferee”), the following:
1.    Transferor is a South Carolina not-for-profit corporation and is not a nonresident alien or a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2.    Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations;
3.    Transferor’s taxpayer identifying number is 57-0344121; and
4.    Transferor’s address is:
Leroy Springs & Company, Inc.
2201 Old Nation Road
Fort Mill, South Carolina 29715
Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement made herein could be punishable by fine, imprisonment, or both. Transferor understands that Transferee is relying on this certification in determining whether withholding is required upon transfer of real property to Transferee by Transferor.
Under penalties of perjury, Transferor declares that the undersigned has examined this certification and to the best of the undersigned’s knowledge and belief, it is true, correct and complete.
Signature appears on following page

TRANSFEROR:

LEROY SPRINGS & COMPANY, INC.,
a South Carolina not-for-profit corporation

By:
Name:
Title:
Date: _______________, 2014

EXHIBIT N-2
FORM OF TRANSFEROR’S CERTIFICATE - SOUTH CAROLINA
See attached.

N-2

1350

STATE OF SOUTH CAROLINA
DEPARTMENT OF REVENUE

# SELLER'S AFFIDAVIT NONRESIDENT SELLER WITHHOLDING

S.C. Code Section 12-8-580

**I-295**
(Rev. 10/5/07)
3278

**This is an affidavit of facts. Whether or not this affidavit is sufficient to relieve the buyer of the responsibility to withhold is governed by SC Revenue Advisory Bulletin #02-6. Please read this affidavit carefully in conjunction with this Advisory Opinion.**

The undersigned on oath, being first duly sworn, hereby certifies as follows:

1. This affidavit is being given in connection with a sale of real estate pursuant to SC Revenue Advisory Bulletin #02-06.

2. I have attached to this affidavit a description of the real property and any tangible personal property being sold as a part of this sale. The real property is located in the county of ____________________ and its tax map number(s) is ____________________ .

3. The undersigned is the seller of the property described in the attached description.

4. The closing date of this sale is ____________________

5. The Seller's name is ____________________

6. The Seller's address is ____________________
(number, street or rural route)
____________________
(city, state and zip code)

7. The Seller's social security number or Federal Employer Identification Number (FEI) is ____________________

8. The undersigned acknowledges his obligation to file a South Carolina income tax return for the year of sale.

9. ☐ **Resident.** The seller is a resident of South Carolina, as that term is defined in the South Carolina income tax laws (Code Section 12-6-30 et seq.).

10. ☐ **Deemed Resident.** Pursuant to Code Section 12-8-580(C) and SC Revenue Advisory Bulletin #02-06, the seller is deemed to be a resident of South Carolina because:
    1. a. The seller is a corporation incorporated outside South Carolina, has its principal place of business in South Carolina, and does no business in its state of incorporation, **or**
       b. The seller (i) has been in business in South Carolina during the last two taxable years, including the year of sale, (ii) will continue substantially the same business in South Carolina after the sale, (iii) is not delinquent with respect to filing any South Carolina income tax returns, (iv) has filed at least one South Carolina income tax return, and (v) has a certificate of authority to do business in South Carolina or is registered to do business in South Carolina **and**
    2. The seller agrees to report the sale on a timely filed South Carolina income tax return.

11. ☐ **Tax-Exempt Organizations.** The seller is an organization exempt from income taxes under Internal Revenue Code Section 501(a) or is an insurance company exempt from South Carolina taxes on income.

12. ☐ **Gain Amount.** The seller affirms pursuant to Code Section 12-8-580(B) that the amount of gain required to be recognized on this transaction and on which buyer is to make the requisite withholding will not exceed $ ____________________.

13. ☐ **Withholding Amount Equals Entire Net Proceeds.** If the withholding amount is limited to the entire net proceeds, any lien, mortgage or credit line advance which was made within one year prior to the closing was not made in contemplation of the sale. See Question and Answer 15 in SC Revenue Advisory Bulletin #02-6 for a discussion of loans made in contemplation of the sale.

14. **Installment Sale.**
    ☐ The seller will report this sale on the installment method for South Carolina income tax purposes, and has attached an amortization schedule correctly designating the principal and interest portions of the payments. If withholding is to be limited to the gain, the seller has entered the gain amount in item 12.

    ☐ The seller elects out of the installment sale method for South Carolina purposes and will report the entire withholding in one payment. If withholding is to be limited to the gain, the seller has entered the gain amount in item 12.

**Retain for your records. DO NOT mail to the Department of Revenue.**

32781023

15. ☐ **Principal Residence or Involuntary Conversion - Nonrecognition of Gain.** The sale of the property will not be subject to taxes because of Internal Revenue Code Section 121 (sale of a principal residence) or Internal Revenue Code Section 1033 (involuntary conversions.) If the seller fails to comply with Section 1033, the seller acknowledges an obligation to file an amended South Carolina income tax return for the year of the sale.

**Like Kind Exchange.**

16. ☐ In a simultaneous exchange, the entire gain is deferred under Internal Revenue Code Section 1031.

☐ A gain will be partially recognized. Enter the gain amount in item 12.

☐ The gain is intended to be deferred under Internal Revenue Code Section 1031 using a qualified intermediary and the steps required by SC Revenue Advisory Bulletin #02-6 have been completed.

17. ☐ **Employee Relocation.** The transaction involves the sale of an employee's property which is being sold by an employer or relocation company in connection with the employee's transfer. For income tax purposes the sale is treated as a sale by the employer or relocation company.

The undersigned understands that this affidavit may be disclosed to the Department and that any false statement contained herein could be punished by fine, imprisonment, or both.

______________________________ (Signature)

______________________________ (Name - Please Print)

If the person making the affidavit is not the Seller, complete the following:

______________________________
(Affiant's Social Security Number or FEI Identification Number)

______________________________
(Affiant's number, street or rural route)

______________________________
(Affiant's city, state and zip code)

SUBSCRIBED AND SWORN to

Before me this ____________ day of

______________, year of ________

______________________________
(Notary Public)

My Commission Expires:______________________

**Social Security Privacy Act Disclosure**
It is mandatory that you provide your social security number on this tax form if you are an individual taxpayer. 42 U.S.C 405(c)(2)(C)(i) permits a state to use an individual's social security number as means of identification in administration of any tax. SC Regulation 117-201 mandates that any person required to make a return to the SC Department of Revenue shall provide identifying numbers, as prescribed, for securing proper identification. Your social security number is used for identification purposes.

**The Family Privacy Protection Act**
Under the Family Privacy Protection Act, the collection of personal information from citizens by the Department of Revenue is limited to the information necessary for the Department to fulfill its statutory duties. In most instances, once this information is collected by the Department, it is protected by law from public disclosure. In those situations where public disclosure is not prohibited, the Family Privacy Protection Act prevents such information from being used by third parties for commercial solicitation purposes.

Our Internet address is: **www.sctax.org**

32782021

EXHIBIT O
POST CLOSING ESCROW AGREEMENT

This Post Closing Escrow Agreement (“Escrow Agreement”), dated the ____ day of _____________, 2014 (the “Post Closing Escrow Agreement Effective Date”), is by and between LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (“Seller”), IC MYRTLE BEACH LLC, a Delaware limited liability company (“Buyer”), and [____________________________] (“Escrow Holder”).
R E C I T A L S:
WHEREAS, pursuant to that certain Purchase and Sale Agreement dated ________, 2014 (as amended and/or assigned, “PSA”), a copy of which has been provided to Escrow Holder, Seller agreed to sell to Buyer and Buyer agreed to acquire from Seller, certain Property (as defined in the PSA) commonly known as Springmaid Beach Resort & Conference Center located at 3200 South Ocean Boulevard, Myrtle Beach, South Carolina 29577;
WHEREAS, the parties are entering into this Escrow Agreement pursuant to the provisions of the PSA, including Section 14.4 thereof, and to fulfill its obligations under the PSA, Seller is depositing with the Escrow Holder the sum of One Million Dollars ($1,000,000.00) (the “Post-Closing Deposit”), to be held and disbursed in accordance with the provisions of this Escrow Agreement.
NOW, THEREFORE, in consideration of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller, Buyer, and Escrow Holder hereby agree as follows:

1.
Upon receipt of the Post-Closing Deposit into Escrow Holder’s escrow account (as set forth on Exhibit A attached hereto), Escrow Holder agrees to hold the Post-Closing Deposit in escrow and disburse the Post-Closing Deposit in accordance with the terms of this Escrow Agreement.

2.	Escrow Holder shall disburse the Post-Closing Deposit as follows:

(a)	Escrow Holder shall promptly deliver all or any portion of the Post-Closing Deposit as directed by a joint direction from Seller and Buyer.

(b)	Escrow Holder shall deliver all or any portion of the Post-Closing Deposit:

(i)
as directed by the Buyer in the event that Buyer makes a written demand therefor to Seller and Escrow Holder (a “Claims Notice”) certifying the basis of a Post Closing Claim (as defined in the PSA) under Section 14.4 of the PSA;

(ii)	in the amount claimed in the Claims Notice (the “Claimed Amount”); and

(iii)	on the fifteenth (15th) Business Day after Escrow Holder’s receipt of said Claims Notice.

O-1

(c)
Notwithstanding the forgoing provisions of Section 2(b), in the event that Escrow Holder intends to release all or any portion of the Post-Closing Deposit to Buyer pursuant to Section 2(b), if Escrow Holder receives written notice from Seller with a copy to Buyer (a “Dispute Notice”) within such fifteen (15) Business Day period, stating that Seller disputes Buyer’s right to receive the Claimed Amount and directing Escrow Holder not to make the foregoing payment, then upon receipt of a Dispute Notice, Escrow Holder shall not deliver the Claimed Amount to Buyer, but shall instead retain it pending instruction in accordance with Section 2(a) hereof, or pursuant to a final order of an arbitral tribunal or court of competent jurisdiction, or, if appropriate, interplead a portion of the Post-Closing Deposit equal to the Claimed Amount in a court of competent jurisdiction.

(d)
At 5:00 p.m. Central time on the first (1st) Business Day following the expiration of the “General Survival Period” (as defined in the PSA) Escrow Holder, without need for further notice to either party, shall disburse to Seller an amount equal to: (i) One Million and No/100 Dollars ($1,000,000) minus (ii) any Claimed Amount disbursed to Buyer, and minus (iii) any amount which is subject to an outstanding dispute under a Claims Notice or Dispute Notice as of such date, any such disputed amount to be disbursed upon the written direction of the parties or pursuant to a final order of an arbitral tribunal or court of competent jurisdiction.

3.
Escrow Holder shall invest the Post-Closing Deposit in an interest bearing F.D.I.C. insured account at a bank determined by Escrow Holder. All interest will be reported to the applicable taxing authorities and accrue for income tax purposes to the account of Seller; Seller shall be responsible for paying all taxes on any interest earned on the Post-Closing Deposit, which obligation shall survive the expiration of this Agreement. Seller shall provide Escrow Holder with its Federal Identification Number and shall fill out and submit a Form W-9 or W-8BEN as required by Escrow Holder.

4.	Escrow Holder may not commingle the Post-Closing Deposit with other funds held in any “trustees account.”

5.
In the event that a dispute shall arise as to the disposition of the Post-Closing Deposit or any other funds held hereunder in escrow, Escrow Holder shall have the right, at its option, to either hold the same or Post-Closing Deposit the same with a court of competent jurisdiction pending decision of such court, and Escrow Holder shall be entitled to rely upon the decision of such court.

6.
Escrow Holder shall have no liability whatsoever arising out of or in connection with its activity as Escrow Holder provided it does not act in bad faith or willful disregard of the terms of this Agreement and Seller and Buyer jointly and severally agree to indemnify and hold harmless Escrow Holder from all loss, cost, claim, damage, liability and expenses (including reasonable attorneys’ fees) which may be incurred by reason of its acting as Escrow Holder unless caused by Escrow Holder’s bad faith or willful disregard of the terms of this Escrow Agreement.

7.
Escrow Holder shall be entitled to rely upon any judgment, certification, demand or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein, the propriety or validity thereof, or the jurisdiction of a court issuing any such judgment. Escrow Holder may act in reliance upon (x) any instrument or signature believed to be genuine and duly authorized, and (y) advice of counsel in reference to any matter or matters connected therewith.

8.
In the event of a dispute concerning disposition of the Post-Closing Deposit, the party to whom the Post-Closing Deposit is finally awarded by a court of competent jurisdiction shall be entitled to be reimbursed by the other party for its reasonable legal fees incurred in the dispute.

9.	Notices given under this Escrow Agreement shall be given to the parties at the addresses set forth on the signature page of this Escrow Agreement in the manner set forth in Section 16 of the PSA.

10.	This agreement shall be governed by and construed in accordance with the laws of the State of South Carolina.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Post Closing
Escrow Agreement Effective Date.

SELLER:		BUYER:

LEROY SPRINGS & COMPANY, INC.,		IC MYRTLE BEACH LLC
a South Carolina not-for-profit corporation		a Delaware limited liability company

By:		By: IC Myrtle Beach Manager LLC, a
Name:		Delaware limited liability company, its
Title:		Manager

By:
Name:
Title:

Agreed and accepted

ESCROW HOLDER:
[______________________]

By:
Name:
Title:

SCHEDULES

Schedule 1.33     Excluded Personal Property
Schedule 1.60     Management Agreement
Schedule 1.62     Motor Vehicles
Schedule 2.3     Allocation of Purchase Price
Schedule 4.1     Disclosure Schedule
Schedule 4.1.3     FF&E
Schedule 4.1.3(a)     FF&E - Pier Premises
Schedule 4.1.3(b)     FF&E - Guest Rooms
Schedule 4.1.3(c)     FF&E - Conference Center
Schedule 4.1.3(d)     FF&E - Swimming Pools
Schedule 4.1.3(e)     FF&E - Marlin’s Restaurant (Seating Area)
Schedule 4.1.8     Licenses and Permits
Schedule 4.1.14     Service Contracts
Schedule 4.1.14(a)     Service Contracts - Credit Cards
Schedule 4.1.14(b)     Service Contracts - Marketing & Advertising
Schedule 4.1.15(a)     Leases
Schedule 4.1.15(b)     Campground Leases
Schedule 4.1.16     Equipment Leases
Schedule 4.1.17     Reservation Agreements and Deposits
Schedule 4.1.17(a)     Reservation Agreements and Deposits
Schedule 4.1.18     Charitable Commitments and Gift Certificates
Schedule 4.1.19     Bartered Arrangements
Schedule 4.1.20     Hazardous Materials
Schedule 4.1.22     Insurance
Schedule 4.1.22(a)     Insurance - Commercial Property
Schedule 4.1.22(b)     Insurance - Flood
Schedule 4.1.22(c)     Insurance - Wind and Hail
Schedule 4.1.22(d)     Insurance - Boiler and Machinery
Schedule 4.1.24     Intellectual Property
Schedule 5.1.2     Retained Contracts

As of 9/2/14
Schedule 1.33
Excluded Personal Property
1.     All watercolor art and wall hangings in:
a.     Registration Building
b.     Marlin’s Cafeteria building, with exception of the wall-mounted Blue Marlin. [NOTE: if Buyer does not want the mounted Blue Marlin, Seller will retain.]
c.     Conference Center
d.     Storage Areas on Resort Property.
NOTE: Artwork/Wall Hangings in Guest Rooms are not excluded property.
2.     All memorabilia on the Third Floor of the Conference Center (inclusive of display cases) affiliated with the collection of the Daedalians (Chapter 77), an Order of the descendents of WWI Flying Aces, in which a Close Family Member holds membership. Much of this memorabilia is on permanent loan from the Close Family to the Daedalians, or owned by same.
3.     All soft drink fountain equipment, coffee brewing or dispensing equipment, juice dispensers, ice tea dispensers, slushee or smoothie dispensers, beer dispensers, and similar equipment owned by vendors (Pepsi, S&D Coffee, US Foods, Fat Tuesday, Better Brands, etc.) in the Restaurant, Offices, Tackle Box, Barnacles, Harbor Oaks Game Room, and Conference Center.
4.    All packaged drink coolers/displays supplied by vendors at the Pier (Pier Tackle Shop and Pier Snack Bar), Harbor Oaks Game Room, Restaurant, and Conference Center.
5.     All Ice Cream point-of-service coolers supplied by vendors at the Pier, Harbor Oaks Game Room, Restaurant, and Conference Center.
6.     All Vending equipment, video games, pool tables, and similar coin-operated amusements in Harbor Oaks (Coastal Games & Amusements).
7.     Coin Change Machines in Harbor Oaks (Coastal Games & Amusements).
8.     All Vending machines throughout the property. (Pepsi and Compass Vending).
9.     All coin operated laundry machines. (PCW Appliance).
10.     All point-of-service displays in Tackle Box and Barnacles owned by vendors, including bagged ice cooler outside. (Reddy Ice)
11.    Personal hand tools and equipment of Maintenance Staff and Culinary Staff.
12.     Personal property on site owned by staff members (e.g. pictures, electronic devices, reference books, other miscellaneous).
13.     All property in General Manager's Residence (aka the Hallman House) Including the washer and dryer.
14.     All personal property of staff members living in employee housing.
15.     ATM in Barnacles (Founders Federal Credit Union); drive-up ATM adjacent to Live Oaks Parking Deck (Founders Federal Credit Union).
16.     Two floor-mounted telescopes on Springmaid Pier (private individual); Scientific equipment erected on or feeding into Springmaid Pier (NOAA, USC, and CCU).
17.     Timekeeping equipment (M3 Right-Time) located in Registration building, Housekeeping, Food & Beverage, and Tackle Box.
18.     Unilever Ice Cream Cooler (Barnacles).
19.     Commemorative plaque of Robert L. Reid at Conference Center.
20.     Aloha Y’alls Tiki Hut located at pier.
21.     TV/Printer/Case goods that house printer and TV frame in Registration Building (owned by One Source Media).
22.     Myrtle Beach Area Chamber of Commerce Brochure Rack (Registration Building).

SCHEDULE 1.60

Management Agreement

This Management Agreement made as of this 1 day of ___January ____, 2011 between LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation, as Owner, and CHARLESTOWN SPRINGMAID, LLC, a South Carolina limited liability company, as Operator.
WHEREAS, certain capitalized terms used in this Agreement are define in Article 1 and
WHEREAS, Owner owns the property know as Springmaid Beach Resort and Conference Center, located at 3200 South Ocean Boulevard, Myrtle Beach, South Carolina, (the "Hotel"); and
WHEREAS, Operator is a South Carolina limited liability company having its principal office at 28 Bridgeside Drive, Mount Pleasant, SOuth Carolina 29464 and is experienced in the management and operation of hotels, directly and through affiliated entities; and
WHEREAS, subject to the terms and provisions of this Agreement, Owner desires to have Operator operate and manage the Hotel on behalf of Owner pursuant to the Hotel Standard and as more particularly set forth below and Operator is willing to perform such services as agent of and for the account of Owner. in accordance with the terms hereof; and
NOW, THEREFORE, Owner and Operator covenant and agree as follows:
ARTICLE 1
DEFINITIONS, TERMS AND REFERENCES
1.1.     Definitions. In this Agreement and any Exhibits, the following terms shall have the following meanings:
"Account Category" shall include the major account categories set forth in Exhibit A attached hereto and made a part hereof as well as other major account categories, which arc applicable to the Hotel consistent with the Statement of Income as defined by the Uniform System of accounts or otherwise approved by Operator.
"Accounting Period" shall mean each calendar month (whether of 28, 29, 30 or 31 days) during each Fiscal Year.
"Accounting Period Report" shall mean a report pursuant to Section 10.2 hereof for each Accounting Period.
"Affiliate" An "Affiliate" of a person is any person which, directly or indirectly, controls, is controlled by or is under common control with, such person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with") as used with respect to any person, means the possession, directly or indirectly, or the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise including, without limitation, control exists when a person is a managing member, managing partner, trustee, president and/or chief executive officer of a person and/or of an Affiliate of such a person. A "person" shall mean an individual, corporation, partnership. limited liability company, limited partnership and/or trust. A natural person is an Affiliate to another natural person if he or she is a spouse or lineal descendant of the other person.
"Agency Account" shall have the meaning set forth in Section 9.2.
"Agreement" shall mean this Management Agreement, as it may be amended or supplemented from time to time.
"Annual Operating Budget" shall mean schedules containing the annual operating projection for the Hotel and prepared and submitted by Operator to Owner in each Fiscal Year pursuant to Section 4.4(a)
"Annual Plan" shall have the meaning set forth in Section 4.4.
"Approved Capital Budget" shall have the meaning set forth in Section 4.4(b).
"Base Fee" with respect to the first year of the Term shall mean an amount equal to three and one-half percent (3.5%) of Gross Operating Revenues for such period, with respect to the second year of the Term shall mean three and one-quarter percent (3.25%) of Gross Operating Revenues, and with respect to any periods thereafter shall mean an amount equal to three percent (3%) of Gross Operating Revenues for such period.
"Budgets" shall mean the Annual Operating Budget approved by Owner and the Approved Capital Budget.
"Building and Appurtenances" shall mean (a) the 492-key hotel and resort located on the Property, (b) the campground and campsites located upon the Property, and (c) landscaping and other related facilities, together with all installations for the operation of the building for hotel purposes including without limitation, the conference center and exhibit hall, the pier and pier facilities, swimming pools, miniature golf course, restaurants, beach facilities, walkways, parking facilities, heating, lighting, sanitation equipment, air conditioning, laundry facilities, fitness center and spa facilities, refrigeration, built-in kitchen equipment, and elevators.
"Capital Budget" shall mean schedules containing Operator's proposed estimate of FF&E and Capital Improvements submitted to Owner each Fiscal Year pursuant to Section 4.4(b).
"Capital Improvements" shall mean all alterations, additions, replacements and improvements to the Hotel that are considered to be of a capital nature under GAAP and the Uniform System, including, without limitation, mechanical, electrical and HVAC systems, FF&E, structural repairs and changes or replacements of structural components, but excluding repairs and maintenance of such items properly chargeable as Gross Operating Expenses.

"CPI" shall mean the Consumer Price Index for All Urban Consumers, United States City Average, All Items (1982-84 = 100), issued by the Bureau of Labor Statistics of the United States Department of Labor.
"Effective Date" shall mean January 1, 2011. Notwithstanding anything to the contrary contained in this Agreement, in order to effect an orderly transition of the management of the Hotel to Operator, the employees of the Hotel shall remain employees of Owner until March 1, 2011, and all accounting services to be provided by Operator shall commence on March 1, 2011, unless earlier dates are agreed to in writing by the parties hereto.
"Employment Laws" shall mean all federal, state, and local statues, laws, ordinances, regulations, roles, permits, judgments, orders and decrees affecting labor union activities, civil rights or employment in the United States and all other Legal Requirements having to do with worker's compensation, social security, unemployment insurance, hours or labor, wages, working conditions, employment discrimination, employee benefits and other employer-employee related subjects, as amended from time to time.
"Event of Default" shall mean any of the events described in Article 18, provided that, if applicable, any condition contained therein for the giving of notice or the lapse of time, or both, has been satisfied and any cure period has elapsed without the even having been cured.
"Financial Plan" ("FP") shall mean the proposed Annual Plan prepared by Operator and submitted to Owner for its approval for the next Fiscal Year, which shall consist of the Annual Operating Budget, the Capital Budget, the Marketing Plan and the Management Plan and any other material included therein by Operator or Owner as provided in Section 4.4. Upon approval by Owner, the Financial Plan shall become the Annual Plan for such Fiscal Year.
"Fiscal Year" shall mean a calendar year, provided that the first Fiscal Year shall be the period commencing on the Effective Date, and ending on December 31 of the year in which the Effective Date occurs, and provided that the final Fiscal Year may be less than a full calendar year.
"Franchise Agreement" or Franchise" shall mean a franchise or license agreement from tiem to time issued to Owner with respect to the operation of the Hotel, if any.
"Franchisor" shall mean any issuer of a franchise or license agreement with respect to operation of the Hotel from time to time.
"Furniture, Fixtures and Equipment" ("FF&E") shall mean all furniture, furnishings, wall coverings, fixtures, carpeting, rugs, objects of arts, painting, statuary, decorations, and hotel equipment, appliances and systems (including the costs associated with the purchase, installation and delivery thereof) located at, or used in connection with, the operation of the Buildings and Appurtenances as a hotel, including without limitation, major equipment, appliances and systems required for the operation of kitchens, bars, laundry and dry cleaning facilities, office equipment, dining room wagons, major material handling equipment, major cleaning and engineering equipment, telephone systems, computerized accounting and vehicles (including the costs associated with the purchase, installation and delivery thereto) together with all replacements therefor and additions thereto, by excluding Operating Equipment and Supplies.
"GAAP" means United States generally accepted accounting principles consistently applied.
"Gross Operating Expenses" shall mean all expenses other than Operator Expenses. Gross Operating Expenses shall include:
(a)     Cost of sales; salaries, wages, bonuses, payroll taxes; the cost of social insurance which shall include, but not be limited to, life, medical, disability insurance, retirement and other benefits incurred by Operator related to Hotel Employees; and all other costs incurred by Operator in connection with employment of Hotel Employees, excluding, however, those amounts for which Operator is required to indemnify Owner pursuant to Section 22.1 hereof;
(b)     Departmental expenses; administrative and general expenses; the cost of third party vendor sources engaged to print payroll checks and reports; advertising and business promotion for the Hotel; franchise frees, chain reservation fees and all other fees relating to the Franchise Agreement; the cost of utilities, service contracts; and repairs and maintenance made under Section 8.1;
(c)     The cost of replacing Operating Equipment and Supplies and Inventories as defined herein;
(d)     The cost of uncollectible accounts receivables as reasonably determined by the Operator;
(e)     The cost and expenses of technical consultants and operational experts for specialized services in connection with non-routine hotel work including roofing consultants, environmental engineers and others;
(f)     The cost of insurance under Section 12.1;
(g)     The amounts paid into the Reserve, if applicable;
(h)     The Management Fees set forth in Article 11;
(i)     Actual out of pocket reasonable travel expenses incurred by Operator, but not in excess of the Travel Allowance;
(j)     Solely to the extent specifically provided in the Annual Operating Budget approved by Owner, the costs of Operator Services;
(k)     Real estate and personal property taxes levied or assessed against the Hotel and other like charges;

(l)     All other reasonable costs and expenses incurred in connection with the operation of the Hotel and otherwise approved as part of the Annual Plan or otherwise allowed by this Agreement; and
(m)     Any other cost or charge classified as an Operating Expense or an Administrative and General Expense under the Uniform System of Accounts unless specifically excluded under the provisions of this Agreement.
Gross Operating Expenses shall not include: (i) amortization and depreciation (ii) the making of or repayment of any loans or any interest thereon; (iii) the costs of any alterations, additions or improvements which for Federal income tax purposes must be capitalized and amortized over the life of such alteration addition or improvement; (iv) payments under any ground lease or space lease; and (v) Operator Expenses.
"Gross Operating Revenues" shall mean all operating revenue received or accrued arising from the operation of the Hotel attributable to a Fiscal Year or applicable portion thereof, calculated on an accrual basis and determined in accordance with GAAP and the Uniform System, including the following:
(a)     all revenues derived from the operation of the Hotel during such period, including, without limitation, revenues from rentals of guest rooms; revenues from the sale of meeting and catering serviced; revenues from the operations of the pier, miniature golf course, restaurants and concessions, meeting areas and other Hotel facilities; sale of food, liquor or other beverages; sales of audio-visual services; and all other sales of goods, merchandise or services; and all revenues derived from business interruption insurance during which the Operator is operating the Hotel;
(b)     revenues derived during such period in connection with the operation of any vending machines located at the Hotel, and revenues derived during such period in connection with the sale of movies, internet services, and tickets for off-site entertainment venues; but, in each case, including only revenues payable to or on behalf of the Hotel (rather than the gross revenues of such vending machines and sales); and
(c)     proceeds of collection of accounts receivable to the extent the amount of any receivable was not previously included in Gross Operating Revenues.
Gross Operating Revenues shall not include: (i) any excise, sales, value added or use taxes or similar governmental charges which are collected directly from patrons or guests, or as a part of the sales price of any goods or services, such as gross receipts, admission or similar or equivalent taxes; (ii) tips, service charges and other gratuities to employees; (iii) proceeds from the sale, financing or refinancing of the Hotel or of capital assets, furniture, fixtures or equipment made in the ordinary course of replacement of such items; (iv) condemnation awards, proceeds from sales in lieu of condemnation, casualty insurance proceeds and similar extraordinary receipts; (v) other allowances and deductions as provided by the Uniform System in determining the sum contemplated by this definition, by whatever name it may be called; (vi) gross receipts received by lesses, licensees or concessionaires of the Hotel; (vii) the initial Working Capital contributed by Owner and any other Working Capital contributed by Owner from time to time;

(viii) proceeds of collection of accounts receivable to the extent the amount of any receivable was previously included in Gross Operating Revenues and not written off; (ix) discounts, allowances and refunds or credits to patrons or guests; (x) payments made under warranties and guarantees from providers of goods or services to the Hotel; (xi) interest and other investment income on amounts held in accounts; (xii) other income or proceeds resulting from other than the sale of goods, services or other items sold on or provided from the Hotel in ordinary course of business; (xiii) rents received from lessees of any cell towers or other similar facilities located on the Property; (xiv) revenue of any kind from the campground on the Property; and (xv) receivables accrued prior to the date hereof.
"Hotel" shall mean the Buildings and Appurtenances, the Property, all FF&E, all Operating Equipment and Supplies, and all Inventories, known as Springmaid Beach Resort and Conference Center.
"hotel" shall mean any hotel (other than the Hotel), inn, motor inn, motor hotel, motel, suite hotel, conference center, meeting center or any other facility providing either or both of short-term lodging and meeting arrangements.
"Hotel Standard" shall mean the standards imposed by Owner or by and Franchisor on its licensees by that section of its standard franchise agreement outlining franchisee's responsibilities.
"Incentive Fee" shall mean, with respect to any Fiscal Year, a percentage (determined according to increments of Five Hundred Thousand Dollars ($500,000.00) as set forth below) of the amount by which (i) Net Operating Income for such fiscal Year exceeds (ii) a base amount equal to actual Net Operating Income for the year 2010 ("Base Amount"), such Base Amount to be increased each Fiscal Year by the percentage amount of the increase (if any) in the Consumer Price Index for All Urban Consumers (CPI-U) - U.S. City Average (as published by the U.S. Department of Labor, Bureau of Labor Statistics) in comparison to the year 2010.
The percentages upon which the Incentive Fee shall be determinded are as follows:
Ten percent (10%) of any amount up to Five Hundred Thousand Dollars ($500,000.00) by which Net Operating Income for such Fiscal Year exceeds the Base Amount; plus
Fifteen percent (15%) of any amount between Five Hundred Thousand Dollars ($500,000.00) and One Million Dollars ($1,000,000.00) by which Net Operating Income exceeds the Base Amount; plus
Twenty percent (20%) of any amount between One Million Dollars ($1,000,000.00) and One Million Five Hundred Thousand Dollars ($1,500,000.00) by which Net Operating Income exceeds the base Amount; plus
Twenty five percent (25%) of any amount greater than One Million Five Hundred Thousand Dollars ($1,500,000.00) by which Net Operating Income for such Fiscal Year exceeds the Base Amount.

For example, if Net Operating Income for a Fiscal Year should exceed the Base Amount by One Million Eight Hundred Thousand Dollars ($1,800,000.00), the Incentive Fee would be calculated as follows:

10% of the first $500,000.00	=	$50,000.00; plus

15% of the second $500,000.00	=	$75,000.00; plus

20% of the third $500,000.00	=	$100,000.00; plus

25% of the remaining $300,000.00	=	$75,000.00

Total Incentive Fee	=	$300,000.00
Notwithstanding for foregoing, in the event that Owner makes additional case contributions (both equity and the principal amount of debt) to the Hotel after the Effective Date, then to the extent such contributions are used to demolish old buildings and fund new facilities or initiatives beyond the scope of routine Capital Improvements to maintain or improve existing facilities ("Owner's Additional Capital"), the Incentive Fees shall not be paid unless Net Operating Income for the applicable Fiscal Year exceeds the sum of the Base Amount (as adjusted for inflation), plus an amount equal to eight percent (8%) of Owner's Additional Capital.
"Income Before Fixed Charges" shall mean an amount equal to total income before fixed charges for the Hotel for such period as calculated pursuant to the Uniform System of Accounts.
"Inventories" shall mean "Inventories of Supplies" as defined in the Uniform System of Accounts, such as soap, toilet paper, stationery, writing pens, food and beverage inventories, paper products, menus, expendable office and kitchen supplies, fuel, supplies and items similar to any of the foregoing.
"Legal Proceedings" shall mean all complaints, counterclaims and crossclaims filed in a court of competent jurisdiction by or against the Hotel or by or against Owner or Operator in connection with the Hotel.
"Legal Requirements" shall mean (a) all laws, ordinances, statutes, regulations and orders relating to the Hotel and the Property now or hereafter in effect, including but not limited to, environmental laws and (b) all terms, conditions, requirements and provisions of (i) all Permits; (ii) all leases; and (iii) all liens, restrictive covenants and encumbrances affecting the Hotel or the Property.
"Loan Documents" shall mean the documents corresponding to indebtness incurred in connection with any Mortgage form time to time existing on the Property, and all references to Lender shall be deemed to refer to the holder of such indebtedness.
"Management Fee" shall mean the sum of the Base Fee and the Incentive Fee payable for any period in accordance with in Section 11.1.

"Management Plan" shall have the meaning set forth in Section 4.4(d).
"Market Plan" shall have the meaning set forth in Section 4.4(c).
"Material Agreements" shall mean the Franchise Agreement, the Loan Documents, any Mortgage, and any other material agreement or instrument to which the Hotel or the Property is subject or by which Owner is bound that relates to the Hotel or the Property or the use or operation thereof.
"Mortgage" shall any mortgage, deed of trust, deed to secure debt or similar security instrument from time to time existing on the Property.
"Net Operating Income" or "NOI" shall mean, for any period, the Hotel's Income Before Fixed Charges for such period (determined without deduction for Management Fees payable for such period) less the sum of (i) the Base Fee payable for such period, and (ii) the amount of property taxes and property insurance premiums for the Hotel from such period. Net Operating Income shall be determined without any deductions for debt service (principal or interest), depreciation, amortization or other non-cash charges for the Hotel.
"Operating Equipment and Supplies" shall mean supply items which constitute "Operating Equipment and Supples" under the Uniform System of Accounts, all miscellaneous serving
"Operator Expenses" shall mean the following:
(a)    All costs, expenses, salaries, wages or other compensation (including without limitation costs of payroll taxes and employee benefits) of any regional or other headquarters/corporate level employees of Operator, except as expressly permitted in this Agreement;
(b)     Any expenses of Operator's principal or branch offices except as expressly permitted in this Agreement),
(c)    Any expenses for advertising or promotional materials that feature Operator's name or activities unless incidental to materials that have as their primary purpose the advertising or promotion of the Hotel (or, subject to Section 2.4, a group of hotels that includes the Hotel);
(d)     Any part of Operator's capital expenses;
(e)     Operator's overhead or general expenses, except as may be specifically identified and expressly assumed by Owner pursuant to the terms of this Agreement;
(f)     Costs of travel in excess of the Travel Allowances; and

(g)     Except as set forth in Section 2.4 or 4.2(b) of this Agreement or to the extent otherwise specifically provided in the Annual Operating Budget approved by Owner, the costs of all Operator Services.
"Operator Services" shall have the meaning set forth in Section 14.1.
"Owner" shall mean Leroy Springs & Company, Inc., a South Carolina not-for-profit corporation.
"Permits" shall mean all governmental or quasi-governmental licenses and permits its necessary for the operation of and issued in connection with the Hotel.
"Property" shall mean the land on which the Hotel is located, which land is described in Exhibit B attached hereto,
"Repairs and Maintenance" shall have the meaning as defined in Section 8.1.
"Reserve" shall mean any account maintained from time to time at Owner's request to fund FF&E replacements and Capital Improvements. At present, no Reserve shall be established and all amounts for FF&E Replacements and Capital Improvements shall be funded at Owner's expense in accordance with the Annual Plan or as otherwise provided in this Agreement.
"State" shall mean the State of South Carolina.
"Takeover Expenses" shall mean actual one-time out-of-pocket charges such as legal and accounting fees, incurred in connection with Owner's acquisition of the Hotel, in order to transfer licenses and permits, open accounts and otherwise accommodate the change in ownership.
"Term" shall mean the Term of this Agreement, commencing on the Effective Date and expiring on December 31, 2015, as such Term may be shortened by termination pursuant to the provisions of Articles 15, 16, 17, 18 or 19.
"Termination Fee" shall mean an amount equal to the Base Fee (or the amount which would have been paid as a Base Fee for months prior to the Effective Date of this Agreement) for the twelve (12) months prior to the date of Owner's written notice of termination pursuant to clause (ii) of Section 16.1; provided, however, that if less than one (1) year is remaining in the Term as of the termination of this Agreement, the Termination Fee shall be prorated to a lesser amount equivalent to the period of time remaining in the Term.
"Travel Allowance" shall mean such amount for travel and incidentals as may be provided in the Annual Operating Budget approved by Owner.
"Unavoidable Interruptions" shall mean interruptions in the operation of the Hotel or any of its essential services on account of an interruption in any one or more of the utility services described in Section 13.2, or on account of labor disputes, strikes, lockouts, fire or other casualty, acts of God and similar causes beyond Operator's reasonable control. Operator's obligations hereunder (other than obligations to pay money) shall be suspended during the period of all Unavoidable Interruptions. Operator shall promptly notify Owner, following commencement of an Unavoidable Interruption, or the nature and existence thereof.
"Uniform System of Accounts" shall mean the Uniform System of Accounts for Hotels, 9th Revised Edition, 1996, as published by the Hotel Association of New York City, Inc. or any later edition thereof.
"Working Capital" shall mean and refer to the funds which are reasonably necessary for the day-to-day operation of the Hotel's business, including, without limitation, amounts sufficient for the maintenance of petty cash funds, operating bank accounts, receivables, payrolls, prepaid expenses, advance deposits, fund required to maintain inventories, and amounts due to/or from Operator and/or Owner less accounts payable and accrued current liabilities.
1.2.     Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all genders; the singular shall include the plural, and the plural shall include the singular. The Table of Contents, and titles of Articles, Sections and Subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses or exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause or subclause of, or exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions of, or exhibits, another document or instrument.
1.3.     Exhibits. All exhibits attached hereto are by reference made a part hereof.
ARTICLE 2
MANAGEMENT OF HOTEL
2.1.     Owner hereby engages Operator as the exclusive operator of the Hotel during the Term and Operator hereby accepts such engagement. Subject to the terms of this Agreement, the Annual Plan and the applicable Budgets, Operator shall have control and discretion in the operation, direction, management and supervision of the Hotel. Such control and discretion of the Operator shall include, without limitation, the determination of credit policies (including entering into agreements with credit card organizations), terms of admittances, charges for rooms, food and beverage policies, entertainment and amusement policies, leasing, licensing and granting of concessions for commercial space at the Hotel (subject to Owner's approval of such licensees and concessionaires), and all phases of advertising, promotion and publicity relating to the Hotel.
2.2     Operator shall operate the Hotel and all of its respective facilities and activities in accordance with the Hotel Standard and in a manner customary and usual in the operation of similar hotels in the area of the Hotel to the extent consistent with the Annual Plan, Budgets and the Hotels' facilities, and shall take all reasonable measures to develop and maintain the business and to maximize the profits of the Hotel. Operator shall use diligent care with respect to the proper accounting for all funds received and use diligent efforts to operate the Hotel in accordance with the provisions of the Material Agreements. All funds of Owner received by Operator shall be deemed held in trust by Operator for the benefit of Owner.

2.3.     Operator shall be available to consult with and advise Owner, at Owner's reasonable request, concerning all policies and procedures affecting all phases of the conduct of business at the Hotel.
2.4.     Operator may, in its reasonable discretion (but without obligation to do so), combine certain services, activities and procedures (such as accounting services) with other properties managed by Operator or an Affiliate in order to permit Owner to enjoy the benefits of economies of scale or the utilization of services not otherwise feasible for a single project, and the costs therefore shall be allocated among the projects benefited on an equitable basis. So long as the costs of such services, activities and procedures are commercially reasonable and the allocation and costs are approved by Owner in connection with the Annual Operating Budget, such services, activities and procedures may be performed by Operator or an Affiliate, and the principals of Operator may have an ownership interest in other projects benefited hereunder and Owner consents thereto.
ARTICLE 3
TERM
3.1.     This Agreement shall have a term commencing on the Effective Date and expiring on December 31, 2015, unless sooner terminated in accordance with the provisions of this Agreement.
3.2.     On the expiration or sooner termination of the Tenn. Operator shall quit and surrender the Property to Owner, performing, however, its obligations under Article 17 below.
ARTICLE 4
USE AND OPERATION OF THE HOTEL
4.1.     Operation. Operator shall be the sole and exclusive operator and manager of the Hotel during the Term and shall operate the Hotel pursuant to the Hotel Standard as required by this Agreement and all Legal Requirements and in accordance with the terms of the Franchise Agreement, if any, in effect from time to time. Operator shall act in a fiduciary capacity with respect to the proper protection of and account of Owner's assets. In this capacity, Operator shall deal at arm's length with all third parties, and Operator shall manage the Hotel in a manner which shall serve the Owner's interests at all times.
Subject to the provisions of this Article 4, Operator shall have complete control and discretion in the operation, direction, management and supervision of the Hotel, subject only to the specific requirements of this Agreement and the Franchise Agreement, if any.
4.2.     Employment.
(a)     General. Operator shall at all times provide such experienced personnel as are reasonably required to carry out the obligations of Operator under this Agreement, including without limitation the services of key personnel and the active participation of additional management and financial personnel necessary and qualified to perform Operator's obligations under this Agreement. Subject to the terms of this Agreement, Operator shall recruit, select, employ, promote, compensate, terminate where appropriate, supervise, direct, train, and assign the duties of a sufficient number of Hotel employees whom Operator reasonably determines to be necessary or appropriate for the proper, adequate, safe and economical operation and management of the Hotel including, without limitation. the general manager, sales manager, controller and food and beverage director of the Hotel; provided, however, that, unless authorized under Section 2.4, the employees paid from the Hotel shall not include any persons who are properly the personnel of Operator's regional or central office or, subject to Section 4.2(b), any other personnel of Operator who do not work full time at the Hotel on solely the business of the Hotel. The Hotel employees in all respects will be the employees of Operator and shall not be deemed to be the employees of Owner for any purpose whatsoever. All matters pertaining to the employment, supervision, compensation, promotion and discharge of the Hotel employees are the responsibility of the Operator, which is in all respect the employer of such employees. Operator shall fully comply with all Employment Laws, and shall from time to time develop and implement policies, procedures and programs for the Hotel reasonably designed to effect compliance with all such Employment Laws and consistent with industry standards from time to time for reputable hotel management companies. All employment arrangements are solely Operator's concern and Owner shall have no liability with respect thereto. 1be Hotel's general cashier and all employees having check signing authority shall have adequate fidelity insurance coverage or be adequately bonded to the satisfaction of Owner, and such insurance premiums or bond costs shall be included in Gross Operating Expenses. The cost of such employment arrangements shall be charged as Gross Operating Expenses of the Hotel and shall be accrued in accordance with generally accepted accounting principles. The costs provided for in the immediately preceding sentence shall include, by way of example and not limitation, all reasonable costs and expenses incurred by Operator, such as severance pay, unemployment compensation and health insurance and related costs (i.e. in order to comply with COBRA-type regulations) as a result of the termination of employees and which shall have been paid or accrued in accordance with generally accepted accounting principles. Operator shall employ all commercially reasonable efforts and exercise reasonable care to select qualified, competent, and trustworthy employees. Owner may at any time consult or communicate with the General Manager or, in the absence of the General Manager, the Assistant General Manager, regarding any of the Hotel employees or other matters, but Owner shall not give orders to or otherwise interfere in the day-to-day activities of Hotel employees (provided, however, Owner reserves the right to consult with and assist in the direction of the Springmaid Watermedia Workshop, including scheduling, instructor selection and other logistics, and Operator understands and agrees that the Director of Watermedia Workshops may continue to provide workshops at locations other than the Hotel if directed by Owner). Notwithstanding anything to the contrary herein, Operator agrees to hire a sufficient number of former employees of the Hotel who desire employment by Operator on sufficient terms and conditions to avoid the notification requirements of the Federal Worker Adjustment and Retraining Notification Act (29 U.S.C. Sec. 2101, et seq.). The Operator may not hire any individuals for employment at the Hotel who are related to the officers, directors or shareholders of Operator or Affiliates of Operator without Owner's prior approval.
(b)     Shared Personnel. To the extent that the allocation and costs and expenses are approved by Owner in connection with the Annual Operating Budget, Operator may, at Operator's discretion, utilize an Affiliate of Operator to staff certain Hotel management level positions. In such event, the Owner's payment of its share of the costs and expenses of such

Affiliate's wages, salary and benefits shall not be considered payment of or deducted from the Base Fee.
(c)     Executive Staff. The Executive Staff shall be selected by Operator in its sole discretion except as provided below. Operator shall have retained qualified Executive Staff and cause members of the Executive Staff to commence full-time employment at the Hotel on or before the Effective Date. In the event that any of the Executive Staff shall resign or be terminated or shall be absent from the Hotel for any period in excess of ordinary vacations and leave time, Operator shall replace such Executive Staff with qualified persons as soon as reasonably practicable. Operator acknowledges that Owner is vitally interested in the qualifications of those persons designated as the Executive Staff. Operator shall, from time to time, consult with Owner as far in advance as reasonably practicable with respect to proposed transfers and/or replacements of the Executive Staff and consider Owner's recommendations as to the appointment of individuals to such positions. Operator shall discuss with Owner and give good-faith consideration to any request by Owner during the Term that one or more of the Executive Staff of the Hotel be replaced.
(d)     Certain Approvals by Owner. Notwithstanding anything to the contrary in this Agreement, Owner's prior approval shall be required for any proposed hiring or appointment of the General Manager, the Assistant General Manager, the Director of Sales and Marketing and the Director of Watermedia Workshops. Owner shall not unreasonably withhold or delay its approval if the proposed candidate has experience commensurate with, and the proposed compensation package is appropriate for, a hotel of the size, type and quality of the Hotel. Operator acknowledges that Owner is vitally interested in the qualifications of those persons designated as the General Manager, the Assistant General Manager, the Director of Sales and Marketing and the Director of Watermedia Workshops. Operator shall, from time to time, consult with Owner and consider Owner's recommendations as to the appointment of an individual to such position and shall discuss with Owner and give good-faith consideration to any request by Owner during the Term that the General Manager, the Assistant General Manager, the Director of Sales and Marketing or the Director of Watermedia Workshops be replaced; provided, however, Owner and Operator acknowledge that nothing in this Section 4.2(c) is intended to limit or negate the authority of Owner to approve the General Manager, the Assistant General Manager, the Director of Sales and Marketing and the Director of Watermedia Workshops.
4.3.     Legal Proceedings. Legal Proceedings of a "non-extraordinary nature" relating to the operation of the Hotel, such as collections, enforcement of contracts and proceedings against Hotel tenants, may be instituted by Operator, in accordance with guidelines and policies determined from time to time by Operator, in the name of Operator or the Hotel or Owner and by counsel designated by Operator, reasonably acceptable to Owner. Legal Proceedings of an "extraordinary nature" (as hereinafter defined) brought in respect of the operation of the Hotel shall require Owner's prior approval of the proceedings and counsel designated by Owner, and Operator shall furnish Owner with quarterly status reports with respect to all extraordinary proceedings. In addition, Operator shall have the right to defend, through counsel designated by Operator, legal proceedings of a non-extraordinary nature against Owner or Operator resulting from the operation of the Hotel such as guest claims for loss of property or injury to persons and claims relating to employment or the application for employment at the Hotel. The defense of actions against the Hotel of an extraordinary nature (including, without limitation, any aspect of any negligence claims against Operator or Owner arising out of the operation of the Hotel as to which the insurance company denies coverage or "reserves rights" as to coverage) shall be coordinated with Owner, designated counsel shall be subject to Owner's approval and Operator shall furnish Owner with quarterly status reports with respect to such actions. All claims against Owner and/or Operator arising out of the management or operation of the Hotel which are covered in whole or in part by insurance shall promptly be forwarded by Operator to the appropriate insurer (with a copy thereof to Owner in the case of claims against Owner). Legal Proceedings of a "non-extraordinary nature" shall be those in which the monetary exposure is less than $50,000.00. Legal Proceedings of an "extraordinary nature" shall be those in which the monetary exposure is greater than $50,000.00.
4.4.    Financial Plan. On or before November 1 of each Fiscal Year commencing November 1, 2011, Operator shall submit to Owner a Financial Plan ("FP") consisting of an Annual Operating Budget, Capital Budget, Marketing Plan and Management Plan as set forth hereunder. The FP shall be subject to Owner's approval as to content and shall be in such form and contain such information as is reasonably acceptable to Owner. Operator shall submit the initial FP to Owner on or before April 1, 2011. On or before the date that is thirty (30) days following Operator's submission of the initial FP, and on or before December l of each year commencing December 1, 2011, Owner either shall accept the FP submitted to Owner as provided above or shall submit to Operator a detailed list of Owner's objections or questions to the FP ("Owner's FP Objections"). Within fifteen (15) days after Operator's receipt of Owner's FP Objections, Owner and Operator shall meet and discuss Owner's FP Objections with the goal of agreeing upon an FP for the subject Fiscal Year (as and to the extent agreed upon, the "Annual Plan"). Owner, as part of Owner's FP Objections, shall have the right to object to the entire FP or to any specific item or items contained in the FP. In the event and to the extent that Owner objects to the FP or any specific item or items of expense in the .FP and Owner and Operator are unable to reach agreement thereon as provided above prior to commencement of the Fiscal Year in question, pending such agreement, the FP or the specific item or items of expense (not revenue) in question shall be suspended and replaced for such period that the FP or such item(s) are in question by an amount equal to such actual items of expense for the immediately preceding Fiscal Year subject to an adjustment for each item equal to the percentage increase in the CPI over the twelve (12) month period immediately preceding the start of the Fiscal Year in question, and the Annual Plan during such period shall be the FP to the extent agreed upon and, to the extent not so agreed upon, as replaced pursuant to this sentence.
(a)     The Annual Operating Budget shall be prepared in accordance with the Uniform System of Accounts. The Annual Operating Budget shall incorporate Operator's good faith reasonable estimates of the items of revenue and expense contained therein, including without limitation;
(i)     A separate itemization of an estimate of Operator's Management Fee and any other income or expense reimbursements to the Operator or its Affiliates applicable to the period covered by the Annual Operating Budget;
(ii)     Operator's reasonable estimate of Gross Operating Revenues, broken down by room revenues, other revenues. and food and beverage revenues, for the calendar year itemized on a monthly basis, as such estimates may be revised or replaced from time to time by Operator; together with the assumptions in narrative form, forming the basis of such estimate;
(iii)    An annual budget reflecting in reasonable detail the projected or estimated Gross Operating Expenses for the Hotel for the applicable calendar year and compared to the prior calendar year; and
(iv)     A cash flow projection and a projection of fees payable for such calendar year.
Owner shall have the right, from time to time, upon reasonable notice to Operator, to require reasonable additions, deletions and changes to the contents of the Annual Operating Budget; provided, however, such additions, deletions, and changes to the contents of the Annual Operating Budget shall not materially and adversely affect the Operator's ability to operate the Hotel in accordance with the Hotel Standard.
Operator agrees to use commercially reasonable efforts to maintain and operate the Hotel within the parameters of the Annual Operating Budget approved by Owner. Notwithstanding the foregoing, Owner and Operator acknowledge that the approved Annual Operating Budget will be an estimate of revenue and expense and Operator shall not be required to obtain Owner's prior approval for additional expenditures (i) which exceed the budgeted amount by the lesser of (a) ten percent (10%), and (b) $25,000.00, or (ii) which are required to meet emergency conditions as provided below. To the extent that revenues do not achieve budgeted levels, Operator shall use its best efforts to decrease Gross Operating Expenses below budgeted levels in a corresponding amount to maintain the level of overall profitability previously budgeted. Owner and Operator shall meet periodically at a time and place designated by Owner for the purpose of reviewing Hotel operations including profit and loss statements, Operators performance, capital expenditures, forecasts of cash available for disbursement for the balance of the current Fiscal Year and creating an alternative Annual Operating Budget requested by Owner in its sole discretion in order to maintain or improve the departmental profits or margins as originally budgeted. ·
Operator shall promptly report to Owner the execution of each contract having a liability to the Hotel of in excess of $5,000.00. So long as any service or other contracts fall within the following guidelines, Owner's approval thereof shall not be required:
(A)     The term of such contract shall be no longer than one (1) year unless approved in writing by Owner;
(B)     The total expenditure by the Hotel pursuant to such contract shall not be in excess of $25,000.00 per Fiscal Year unless approved in writing by Owner.
In addition, Operator shall provide to Owner for Owner's review, in Operator's approved format, a list of all executive and management employees to be employed "on-site" in the direct management of the Hotel including, but not limited to the positions of Executive Staff, Executive Chef, Controller, Chief Engineer, Rooms Division Manager (or Front Desk Manager and Executive Housekeeper). This list shall include such employee's title or job description and the salary. In no event shall the wages and salaries provided by Operator in said· schedule exceed wages and salaries which are reasonable and customary for employees of other comparable hotels within the Grand Strand hospitality market unless approved by Owner. If Owner notifies Operator that Owner does not believe that some or all of the scheduled wages and salaries are reasonable and customary as required above, then Operator shall promptly provide to Owner an explanation which supports the scheduled wages and salaries.
(b)    The Capital Budget shall contain the budget for expenditures for Capital Improvements for the succeeding Fiscal Year. Operator shall submit good faith reasonable estimates for capital expenditures for FF&E purchases for the two Fiscal Years following the Fiscal Year otherwise covered by the Annual Operating Budget and for Capital Improvements for the then current Fiscal Year and, in general, for the five (5) Fiscal Years following the Fiscal Year otherwise covered by the Annual Operating Budget. The expenditures for Capital Improvements and FF&E purchases shall be listed in order of priority. When approved by Owner, the Capital Budget, or such items as may be specifically approved by Owner, is co11ectively referred to in this Agreement as the "Approved Capital Budget". Approval of the Capital Budget constitutes an authorization for Operator to expend money for Capital Improvement, as provided in the Approved Capital Budget. Any expenditure in excess of $50,000.00 shall require Owner's specific authorization. Any changes, substitutions or additions to the Capital Budget must be approved by Owner in writing. Notwithstanding the foregoing, any capital expenditures required by the Lender shall be deemed approved.
Competitive bid rules outlined in Section 4.5 will be observed at all times by Operator for any FF&E purchases and Capital Improvements.
(c)     The Marketing Plan shall contain a description of the sales and marketing program for the Hotel for the forthcoming calendar year containing sales strategies for each market segment and sales goals for each member of the sales team, a detailed budget itemization of the proposed advertising expenditures by category and an explanation of the assumptions forming the basis of such budget itemization, and advertising, sales and promotional plans prepared by Operator to be used in connection with the marketing of the Hotel. The Marketing Plan shall be written with the goal of achieving Gross Operating Revenues as submitted in the Annual Operating Budget for the Fiscal Year or, if less than a full Fiscal Year, the period between the Effective Date and the December 31 next following the Effective Date. Operator shall not use Owner's name in any advertising or promotional material without Owner's expressed prior written approval in each instance. Advertising and promotional materials shall be prepared in full compliance with applicable Federal, State and Municipal fair housing laws, ordinances, regulations and orders. Owner shall have the right, from time to time, to require reasonable additions, deletions and changes to the Marketing Plan. Owner agrees that it will not use to the detriment of the Hotel, and will at all times treat as confidential, any proprietary information of Operator which is furnished to Owner as part of the Marketing Plan.
(d)     The Management Plan shall contain (a) estimated contributions and distributions from or to Owner; (b) a leasing plan for the leasing of concessions and other space in the Hotel; (c) plans and budgets for the disposition of FF&E to be replaced; (d) a business plan, strategy and operational policy with a discussion of long-term objectives; (e) a presentation of the forecasted operating conditions for the Fiscal Year and a comparison to the previous Fiscal year's actual performance, with an explanation for changes and variations there between; (f) a training program for Hotel employees together with the estimated cost thereof; (g) information regarding future bookings, commitments, deposits taken, (h) a presentation of the pricing strategy for the Hotel including an overview of the pricing strategy relating to each profit center at the Hotel; and (i) such management issues, proposals and projections or modifications as Operator may recommend for the efficient management of the Hotel. Owner shall have the right, from time to time, to require reasonable addition, deletions and changes to the Management Plan.
4.5.     Competitive Bidding. All contracts for repairs, capital improvements, foods and services exceeding $10,000.00 shall be awarded on the basis of competitive bidding, with a minimum of two (2) written bids for each purchase or contract up to $25,000.00 and a minimum of three (3) bids for purchases of $25,000.00 or more. Operator shall not accept a bid other than the lowest bid without the prior written consent of Owner.
Subject to the provisions of Article 14, in its operation of the Hotel under this Agreement, Operator may purchase goods, supplies and services from itself, or Owner or Owner's representatives, or any affiliated or subsidiary companies or individuals so long as the prices and terms thereof are competitive with, and are not less favorable than prices and terms which could be obtained from independent parties and, if required by Section 4.5, are in compliance with competitive bidding roles, provided that Operator will provide Owner with prompt notice of any contract in excess of $5,000.00 regarding such an arrangement entered into with an Affiliate of Operator or Owner.
4.6.     Intellectual Property. Operator acknowledges and agrees that Owner retains all rights to the name of the Hotel and any names used in the operation of the Hotel as well as any websites, domain names, social media accounts, logos, and the like used in connection with the Hotel, including, without limitation, the "Watermedia Workshop" at the Hotel. Operator shall reasonably assist and cooperate with Owner in preserving Owner's rights thereto.
4.7.     Names. Operator agrees that it shall not use the name of the Owner or any Affiliate of the Owner in any advertising program or literature without the Owner's prior written approval.
4.8.     Hotel to Benefit from Operator Expertise. If, in Operator's activities as an experienced manager and operator of hotels, Operator develops, negotiates, contracts for or acquires any method, system, agreement or arrangement which would enhance the operations or management of the Hotel, Operator shall promptly make available to the Hotel such method, system, agreement or arrangement.
4.9.     Emergencies. In the event that any circumstance shall occur which Operator reasonably and in good faith judges to be an emergency threatening the safety of persons or property or the ongoing, uninterrupted operations of the Hotel (an "Emergency") then Operator shall take such action and cause such things to be done as Operator reasonably and in good faith believes necessary. Operator shall inform Owner of any and all emergencies as soon as practicable. If practicable, Operator shall obtain Owner's prior approval of any action in response to an Emergency. Operator may make such expenditures not included in the approval Annual Operating Budget or Capital Budget, provided that the expenditure for any one Emergency may not exceed $10,000.00.

4.10.    Compliance with Government Rules and Regulation. Operator shall obtain and comply with all necessary Permits and conduct the business of the Hotel in compliance with all applicable federal, state and local laws and insure that no activity or condition occurs on or about the Hotel in violation of any laws. In the event that Operator shall have reason to believe that any laws may be violated on or about the Hotel, then Operator shall promptly so notify Owner, Operator shall comply with environmental laws, shall not use, handle, generate, dispose of or store hazardous or toxic substances at the Hotel except in the normal course of operations of the Hotel and in compliance with all environmental laws, shall permit no discharge of hazardous or toxic substance, and shall report any problem to Owner immediately. Upon approval of Owner, Operator will retain the appropriate consultants to determine recommendations to remedy the situation.
4.11.    Credit and Pricing Policies. Operator will propose in connection with each Operating Budget, the rate and price schedules for all rooms, as well as all products and services of a material nature provided at the Hotel.
4.12.    Owner's Right to Access. The Owner and all of its duly authorized officers and representatives and other persons duly authorized by the Owner are entitled to have access to the Hotel and to all of the facilities in the Hotel at all times. In gaining access to the Hotel, the Owner and duly authorized persons must use reasonable care not to disrupt the operation of the Hotel.
ARTICLE 5
RELATIONSIDP OF PARTIES
In the performance of its duties as Operator of the Hotel, Operator shall act solely as agent of Owner. Nothing in this Agreement shall constitute or be construed to be or create a partnership or joint venture between Owner and Operator or any similar relationship or entity, and Owner and Operator each agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving Operator and Owner. Each Hotel employee shall be the employee of Operator and not of Owner. Each contractor, subcontractor or agent of Operator shall be the contractor, subcontractor or agent of Operator and not of Owner. Except as otherwise provided in this Agreement, (a) all debts and liabilities to third persons incurred by Operator in the course of its operation and management of the Hotel in accordance with the provisions of this Agreement shall be the debts and liabilities of Owner only and (b) Operator shall not be liable for any such obligations by reason of its management, supervision, direction and operation of the Hotel as agent for Owner. Operator may so inform third parties with whom it deals on behalf of Owner and may take any other reasonable steps to carry out the intent of this paragraph.
ARTICLE 6
ADVERTISING
Subject to and in strict compliance with the applicable provisions of the Franchise Agreement, if any, and consistent with the Annual Plan, Operator shall arrange and contract for all advertising for the operation of the Hotel. The Hotel generally shall be advertised by Operator under the name "Springmaid Beach Resort and Conference Center" or "Springmaid Beach

Resort" or "Springmaid Pier". Operator shall arrange and contract for, at Owner's expense, all advertising and promotion which Operator may deem necessary for the operation of the Hotel, except that Operator shall be limited under any advertising contract for a period not to exceed one (1) year.
ARTICLE 7
FF&E AND CAPITAL IMPROVEMENTS
At present, no Reserve shall be established and all amounts for FF &E Replacements and Capital Improvements shall be funded at Owner's expense in accordance with the Annual Plan or as otherwise provided in this Agreement. If required by any Lender, the Reserve shall comply in all respects with the Loan Documents.
ARTICLE 8
REPAIRS AND MAINTENANCE AND CAPITAL IMPROVEMENTS
8.1.    Repairs and Maintenance. Operator shall maintain the Hotel in a good state of repair and in accordance with all Legal Requirements and the Material Agreements. From time to time, Operator shall make such expenditures from Gross Operating Revenues for repairs and maintenance including service contracts ("Repairs and Maintenance") as required by any Mortgage or Legal Requirements or as Operator deems reasonably necessary to maintain the Hotel in good operating condition in compliance with the Franchise Agreement, including but not limited to repairs and maintenance of HV AC, mechanical and electrical systems, exterior and interior repainting, resurfacing building walls, waterproofing of exterior surfaces of floors, roofs, and parking areas, or the like. Operator may enter into such contracts on behalf of Owner in accordance with the procedures specified in this Agreement. Except in the event of an emergency due to casualty or act of God under circumstances in which it would be unreasonable to seek to obtain prior approval and provided that Operator shall notify Owner of any such expenditure within 24 hours thereof, all expenditures for the foregoing shall be as provided in the Annual Operating Budget and the Approved Capital Budget. If any such Repairs and Maintenance shall be made necessary by any condition against the occurrence of which Owner has received the guaranty or warranty of the builder or the Hotel or of any supplier of labor or materials for the Hotel or of any supplier of labor or materials for the construction of the Hotel, then Operator may invoke said guarantees or warranties in Owner's or Operator's name and Owner will cooperate in all reasonable respects with Operator in the enforcement thereof.
8.2.     Capital Improvements. Owner may, from time to time, at its sole expense, make such Capital Improvements in or to the Hotel as Owner shall determine, or upon Operator's recommendation, or as may be necessary to comply with any Mortgage, the Franchise Agreement, or Legal Requirements, or to maintain the Hotel pursuant to a Hotel Standard. If Capital Improvements shall be required at any time during the term of this Agreement by the terms of any Mortgage or the Franchise Agreement or to maintain the Hotel in good operating condition or by reason of any Legal Requirements, or by order of any governmental or municipal power, department, agency, authority or officer, or otherwise, or because Operator and Owner jointly agree upon the desirability thereof, then in such event all such repairs, changes or replacements shall be made by Owner and funded at Owner's expense, and shall be made with as little hindrance to the operation of the Hotel as possible. Notwithstanding the foregoing, as long as the Hotel can continue to operate without interruption, Owner shall have the right to contest the need for any such repairs, changes or replacements required by any Legal Requirements and may postpone compliance therewith, if so permitted by law and if there is no material, adverse effect on Operator's ability to operate the Hotel in accordance with the Hotel Standard caused by the delay. All such recommendations of Operator as to Capital Improvements shall be submitted in conjunction with the Capital Budget for the Fiscal Year described in Section 4.4(b).
Operator shall cooperate fully with any construction manager engaged by Owner with respect to any major capital project undertaken pursuant to the Annual Plan.
8.3.     Service Contracts. Operator, without requiring the consent of Owner, shall enter into any contract for cleaning, maintaining, repairing or servicing the Hotel or any of the constituent parts of the Hotel as Operator deems necessary for the operation of the Hotel, except as specifically provided in Section 4.4(a).
Operator shall submit the listing of service contracts entered into for the Hotel required pursuant to Section 4.4(a). Unless otherwise approved by Owner, all service contracts shall: (a) be in the name of Operator, (b) be assignable, at Owner's request, to a nominee, ( c) to the extent customary, include a provision for cancellation thereof by Owner or Operator upon not more than thirty (30) days' written notice, and (d) shall require that all contractors provide evidence of such insurance as is customarily carried by other contractors involved in similar servicing arrangements. If this Agreement is terminated pursuant to Article 16, Operator shall assign to Owner or Owner's nominee, all service agreements pertaining to the Hotel; the Owner, or Owners nominee, agree, or will agree, to accept or assume such agreements.
8.4.     Liens. Owner and Operator shall use all commercially reasonable efforts to prevent any liens from being filed against the Hotel which arise from any maintenance, changes, repairs, alterations, improvements, renewals or replacements in or to the Hotel and, if any such Liens are filed, Operator shall obtain the release thereof prior to the institution of legal proceedings in connection therewith. The cost of obtaining such release shall be included in Gross Operating Expenses, unless the imposition of the lien results from a misappropriation of funds by Owner or Operator, in which event the cost of obtaining such release shall be borne by such misappropriating party.
8.5.     Notice of Unavoidable Interruptions. In the event of any occurrence constituting an Unavoidable Interruption, Operator shall promptly notify Owner of such occurrence and shall keep Owner informed as to the extent and impact thereof on the Hotel. Operator shall maintain complete and accurate reports and follow all other requirements regarding such occurrences as may be required in connection with the filing of business interruption insurance claims by Owner.
ARTICLE 9
WORKING CAPITAL AND BANK ACCOUNTS
9.1.    Working Capital. Owner shall provide Operator with initial working capital for the Hotel in the amount of $150,000.00. Thereafter, funds sufficient in amount to constitute normal working capital for the uninterrupted and efficient operation of the Hotel shall be maintained from Gross Operating Revenues to the extent authorized by Owner, or otherwise provided by Owner in accordance with the Annual Plan; provided, however, Owner shall maintain a minimum balance of $75,000.00 in the Agency Account at all times. Owner will authorize retention of Gross Operating Revenues or if such Revenues are not adequate therefor, provide funds needed for Working Capital within forty eight (48) hours after request therefor by Operator. All unexpended Working Capital, Inventories and Operating Equipment and Supplies purchased with Working Capital shall remain the property of Owner. The Operator in no event shall· be required to advance any of its funds for the operation of the Hotel. If any debts or obligations are paid by the Operator, Operator shall be entitled to be repaid by the Owner from the Agency Account, if the Agency Account does not contain sufficient funds, upon demand to Owner.
9.2.     Agency Account. All funds received by Operator in the operation of the Hotel, including working capital furnished by Owner, shall be deposited in a special account or accounts bearing the name of the Hotel (the "Agency Account") in such federally-insured bank as may be selected by Owner and reasonably approved by Operator (an "Approved Bank"). From the Agency Account, Operator shall pay all Gross Operating Expenses and other amounts required to be paid by Operator on Owner's behalf under this Agreement.
The Agency Account shall be in the name of Owner and shall be under the control of Operator as agent for Owner. Checks or other documents of withdrawal shall be signed only by representatives of Operator, provided that such representatives shall be bonded or otherwise insured in a manner reasonably satisfactory to Owner. The premiums for bonding or other insurance shall be a Gross Operating Expense except for premiums for bonding off-site executive employees of Operator. While representatives of Owner shall have check signing authority, such representatives shall not sign checks other than upon the occurrence and during the continuance of a default by Operator hereunder. Notwithstanding the foregoing, Owner shall be entitled to freeze the Agency Account and obtain sole control thereof if and for so long as an Event of Default by Operator has occurred and is continuing. Upon the expiration or termination of this Agreement all remaining amounts in the Agency Account or any Reserve shall be transferred to Owner.
All Agency Account funds in excess of the sums necessary (a) to ensure timely payment of Gross Operating Expenses and other amounts required to be paid under this Agreement (including Fixed Charges), and (b) to retain working capital sufficient to assure the uninterrupted and efficient operation of the Hotel, in accordance with the most recently approved cash flow forecast, shall be swept from the Agency Account on a daily basis to an account designated by Owner.
9.3.     Order of Payment. Operator shall promptly notify Owner if at any time the gross income from the Hotel is or is expected to be insufficient to pay the bills, charges and liabilities which may be incurred with respect to the Hotel. Unless Owner otherwise notifies Operator in writing, expenses shall be paid out of the Agency Account in the following order of priority:
First:     Gross Operating Expenses and the Management Fee.

Second:	Daily disbursements to Owner of the balance of the Agency Account, except for a minimum balance to be maintained in the Agency Account pursuant to the Annual Plan.
Owner may from time to time provide Operator with instructions regarding the distribution of cash flow for any purpose, including without limitation, satisfaction of reserve or other cash requirements established by Owner or any lender pursuant to any Loan Agreements, Mortgage or other security instrument related to the Hotel. Operator shall thereupon make distributions only in accordance with such instructions.
9.4.     Final Remittance. Upon the expiration or termination of this Agreement, all remaining amounts in the Agency Account, after payment of all Gross Operating Expenses for which bills were received to date, and Operator's Management Fee then due and payable, shall be transferred forthwith to Owner by Operator. (Owner shall pay, or cause to be paid, and shall hold Operator harmless from and against all Gross Operating Expenses accrued in accordance with generally accepted accounting principles and invoices related to Gross Operating Expenses received after Operator has transferred all funds to Owner.)
9.5.     Lender Requirements. Notwithstanding anything to the contrary contained in this Article 9, Operator shall comply with any more stringent Lender requirements with respect to cash management upon written notice of such requirements from Owner, and any such Lender requirement shall be deemed a substitution for and not merely a supplement to this Article 9. Owner represents and warrants there are presently no more stringent Lender requirements with respect to cash management than those in this Agreement. Owner shall promptly notify Operator of any applicable Lender requirements in any present or future Loan Documents
ARTICLE 10
BOOKS, RECORDS AND STATEMENTS
10.1.     Books and Records. Operator shall keep full and accurate books of account and other records reflecting the results of operation of the Hotel on an accrual basis in accordance with the Uniform System of Accounts and GAAP. The books of account and all other records relating to or reflecting the operation of the Hotel shall be kept at the Hotel in compliance with Owner's written record retention policy as it may be amended from time to time, and shall be available to Owner and its representatives and its auditors or accountants, at all reasonable times for examination, audit, inspection, transcription and photocopying; provided, however, that Owner shall be granted "view only" electronic access to all books and records pertaining to the Hotel on a real-time basis. All of such books and records pertaining to the Hotel including, without limitation, books of account, guest records and front office records at all times shall be the property of Owner and shall not be removed from the Hotel by Operator without Owner's approval and consent. Upon any termination of this Agreement, all of such books and records forthwith shall be turned over to Owner at a location designated by Owner so as to insure the orderly continuance of the operation of the Hotel, but such books and records shall thereafter be available to Operator at all reasonable times for inspection, audit, examination and transcription for a period of three (3) years.

10.2.     Monthly Reports. Operator shall deliver to Owner the following items with respect to the Hotel on or before the 20th day of each calendar month (collectively, the "Monthly Reports"):
(a)    An executive summary noting and explaining highlights of operations and material variances to the Budget and Annual Plan for the immediately preceding calendar month, with a manager's critique including discussion of the month's operating performance as compared to the Budget, specific steps to be taken in response to any adverse budget variances, comments regarding the current market conditions and the hotel's competitive position within the market, and updates on any major capital projects in progress (i.e. rooms renovation);
(b)    A balance sheet as of the last day of the immediately preceding calendar month;
(c)    calendar month; A source and use of funds statement for the immediately preceding
(d)    An income and expense statement for the immediately preceding calendar month and year-to-date, with detailed departmental schedules and a comparison to Budgets for the corresponding periods of time in the prior Fiscal Year, and (upon request) a detailed General Ledger;
(e)     A twelve-month summary and forecast of cash flow for the current Fiscal Year utilizing (i) actual year-to-date figures, (ii) forecasts for each of the next three calendar months and (iii) budgeted amounts for the balance of the Fiscal Year;
(f)     An accounts receivable aging schedule including follow-up action being taken on 90 day items;
(g)     A summary of year-to-date capital expenditures and budgeted amounts for the balance of the Fiscal Year, detailing each capital project's status and on a project-by-project basis its budget, amount spent to date, amount needed to complete, and budget variance, together with copies of all paid invoices on capital expenditures; provided, however, such summary shall include only those capital expenditures or capital projects under the direct control of Operator unless Owner supplies such information as may be necessary to consolidate the reporting of other capital expenditures or capital projects at the Hotel;
(h)     A description of the current legal status of pending or threatened suits, actions, proceedings, inquiries, or investigations concerning the Hotel for such month;
(i)     The most recently available Smith Travel research report; (j) Bank statement and related bank reconciliations;
(k)     Payroll analysis report (by department including per occupied room or other efficiency factors);

(l)    In the event of changes to it, the current list of names of employees on the executive committee to whom Owner shall direct its communications, including the General Manager or any other employee designated by Operator pursuant to this Agreement; and
(m)     Such other reports as Owner may reasonably request.
The Monthly Reports shall be prepared in accordance with the Uniform System of Accounts to the extent applicable and shall otherwise be prepared in accordance with Operator's standard financial reporting and budgeting practices.
10.3.    Annual Financial Statements and Tax Returns. Year-end financial statements for the Hotel (including a balance sheet; income statement and statement of sources and uses of funds) shall be prepared by Operator and provided to Owner within thirty (30) days following the end of each Fiscal Year. Annual financial statements shall be prepared and either reviewed or certified by an accountant selected by Owner, whichever (if either) Owner shall require, in which event Operator shall cooperate in all respects with such accountant in the preparation and review or certification of such statements, as applicable. Operator shall cooperate in all respects in the preparation of tax returns for the Hotel.
10.4.     Audits by Owner. Owner shall have the right to audit, either by Owner's internal personnel or by a third party auditor retained by Owner, all items of expense and revenue under this Agreement including, but not limited to, Gross Operating Revenues, Gross Operating Expenses, depreciation, and the Management Fee. Owner and its agents shall conduct such audits at Owner's expense, provided, that if such audit discloses a discrepancy of five percent (5%) or more between any of Gross Operating Revenues or the Management Fee reported by Operator and those in the annual audited report, then Operator shall payor reimburse Owner for the costs of such audit. In the event of such a discrepancy, Operator shall correct same by payment to Owner with ten (10) days following notice thereof to Operator. Upon request from Owner, Operator shall provide Owner with satisfactory evidence that Operator has internal control procedures in effect to 9wner's satisfaction, in its sole discretion, and that Operator is following such internal control procedures. If the audit dete1mines weaknesses or need for reasonable changes in internal control system pertaining to the safeguarding of Owner's assets, Operator will make all necessary changes.
ARTICLE 11
MANAGEMENT FEE
11.1.    Management Fee.
(a)     Base Fee. On or before the tenth (10th) day of each calendar month during the Term, and at the expiration or sooner termination of the Term, Owner shall pay to Operator an amount equal to the Base Fee payable for the period from the commencement of the then current Fiscal Year (or, in the case of the January 101 h payment, the Fiscal Year ending on the immediately preceding December 31st) to the end of the immediately preceding calendar month or the date of such expiration or sooner termination of the Term, as the case may be, less the aggregate amount of monthly payments theretofore paid towards the Base Fee for such Fiscal Year. Operator may withdraw the Base Fee from the Agency Account to the extent that sufficient funds are available from the Agency Account, and Owner shall promptly pay the Base Fee or any unpaid portion thereof to Operator if sufficient funds are not available from the Agency Account.
(b)     Incentive Fee. On or before the thirtieth (30th) day after Operator submits year-end financial statements for the Hotel's Fiscal Year to Owner, Owner shall pay to Operator the Incentive Fee payable for such Fiscal Year, and the Incentive Fee may be withdrawn by Operator from the Agency Account upon prior authorization from Owner. If, based upon an audit of the year-end financial statements for such Fiscal Year, the Incentive Fee theretofore paid by Owner to Operator should be more or less than the Incentive Fee payable for such Fiscal Year, then by way of adjustment, no later than the fifteenth (15th) day following written notice from Owner, Operator shall pay into the Agency Account the amount of any overpayment or withdraw from the Agency Account the amount of any underpayment.
11.2.     At the end of each Fiscal Year and following receipt by Owner of the annual audit set forth in Section 10.3, an adjustment shall be made, if necessary, based on the audit so that Operator shall have received the accurate Management Fee for such Fiscal Year. Within thirty (30) days of receipt by Owner and Operator of such audit, Operator shall either (a) place in the Agency Account or remit to Owner, as appropriate, any excess amounts Operator may have received for such fees during such calendar year or (b) be paid out of the Agency Account or by Owner, as appropriate, any deficiency in the amounts due Operator for the Management Fee.
ARTICLE 12
INSURANCE
12.1.     Insurance. Throughout the Term, Owner shall provide and maintain the insurance coverages required under Sections 12.l(a) through (d) below, and Operator shall provide and maintain the insurance coverages required under Sections 12.1(e) through (j) below and deliver to Owner copies of each such policy:
(a)     All risk property damage insurance which will insure the Hotel as Owner shall reasonably deem necessary with respect to the buildings, facilities and contents of the Hotel;
(b)     Business interruption insurance covering loss of gross earnings for a minimum period of twelve (12) months resulting from interruption of business caused by the occurrence of any of the risks insured against under the "all-risk" policy referred to in Section 12.l(a);
(c)     Commercial general liability insurance with a combined single limit of not less than $1,000,000 for each occurrence and $2,000,000 in the general aggregate with a per location aggregate limit, together with umbrella liability insurance with limits of not less than $10,000,000 per occurrence and $10,000,000 in the aggregate, including, without limitation, for liability for (i) bodily injury, (ii) death, (iii) property damage, (iv) assault and battery, (v) false arrest, detention or imprisonment or malicious prosecution, (vi) libel, slander, defamation or violation of the right of privacy, or (vii) wrongful entry or eviction (if applicable). There shall be no deductible or self-insured retention under such liability insurance. The umbrella liability insurance shall include general liability and liquor liability as scheduled underlying insurance policies;
(d)     Liquor Liability insurance with limits of $1,000,000 for each common cause and $1,000,000 in the aggregate;
(e)     Auto Liability insurance with a $1,000,000 bodily injury limit and a $1,000,000 property damage limit or a $2,000,000 combined single limit to cover any owned, non-owned or hired vehicle. Owner shall be named as an additional insured;
(f)     Workers' compensation insurance for all claims which may be brought for personal injury or death of Hotel employees, with benefits prescribed by applicable state law and employers liability insurance with limits of not less than $500,000 for each occurrence and $500,000 for disease claim policy limit and $500,000 for disease claim per employee;
(g)     Commercial general liability insurance with a combined single limit of not less than $1,000,000 for each occurrence and $2,000,000 in the general aggregate with a per location aggregate limit, together with umbrella liability insurance with limits of not less than $10,000,000 per occurrence and $10,000,000 in the aggregate, including, without limitation, for liability for (i) bodily injury, (ii) death, (iii) property damage, (iv) assault and battery, (v) false arrest, detention or imprisonment or malicious prosecution, (vi) libel, slander, defamation or violation of the right of privacy, or (vii) wrongful entry or eviction (if applicable). There shall be no deductible or self-insured retention under such liability insurance. The umbrella liability insurance shall include general liability and liquor liability as scheduled underlying insurance policies;
(h)     Employment Practices Liability Insurance, extended to cover third party violations, with minimum limits of $5,000,000 for each claim and $5,000,000 in the aggregate with Owner named as an Additional Insured;
(i)     Crime insurance with a $5,000,000 limit, including coverages for employee dishonesty, forgery or alteration, credit, debit and charge card forgery, theft of money or securities outside the premises, robbery or safe burglary of other property inside the premises, theft of money or securities outside the premises, computer fraud and funds transfer fraud, all naming Owner as a loss payee as Owner's interest may appear; and
(j)     Errors and Omissions Insurance with minimum limits of $1,000,000 for each claim with Owner named as an Additional Insured.
The cost of insurance required under this Section 12.1 shall be included in Gross Operating Expenses. Owner may require Operator to increase or decrease the limits of these insurance coverages and may require Operator to increase or decrease the limits of insurance coverages and may require Operator to carry other or additional reasonable and customary insurance, all premiums for which shall be included in the Gross Operating Expenses.
Owner or, at Owner's election, Operator shall also arrange for and maintain such other or additional insurance as may be (i) required under the provisions of any applicable Material

Agreement or (ii) customarily carried by prudent Owners of similar class hotels in the geographic area of the Hotel.
12.2.     Contractors' and Subcontractors' Insurance. Unless waived in advance by Owner's written permission as to a particular party, Operator will require that all parties performing work on or at to the Property, including, without limitation, contractors, subcontractors and vendors rendering services upon the Property (but not including vendors merely delivering goods to the Hotel), maintain insurance coverage at such parties' expense, in the following minimum amounts:
(a)     Workers' Compensation - Statutory amount.
(b)     Employer's Liability - $500,000 each accident/disease; $500,000 policy limit.
(c)     Commercial Automobile Liability- As to any owned, non-owned or hired vehicle, $1,000,000 per occurrence, combined single limit for bodily injury and property damage.
(d)     Commercial General Liability- in such amounts as Owner may reasonably require (but not less than $1,000,000 for each occurrence and $2,000,000 in the general aggregate) with contractual liability, premises/operations, and products/completed operations coverages (not less than $2,000,000 in the aggregate).
(e)     Excess Liability Coverage - in such amounts as Owner may reasonably require, but not less than $1,000,0QO.
(f)     Builders Risk Coverage (as appropriate). Operator must obtain Owner's prior written permission to waive any of the above requirements. Higher amounts may be required by Owner if the work to be performed is deemed by Owner to be hazardous.
Operator will obtain and deliver to Owner a certificate of insurance which shows that each such party is so insured prior to the commencement of any work. Owner and Operator will be named as additional insureds with respect to contractors' and subcontractors' Commercial Automobile Liability, Commercial General Liability and Excess Liability policies.
12.3.     Named and Additional Insured. All insurance coverages required under Sections 12.l(a) through (d) above shall name Owner as the named insured and name Operator as an additional insured party. All insurance coverages required under Sections 12.l(e) through (j) above shall name Operator as the named insured and name Owner as an additional insured party, and also shall name as additional insureds such other parties as may be required by the terms of the Material Agreements as appropriate. Owner shall provide prompt notice to Operator of any parties who should be included as additional insureds pursuant to the terms of a Material Agreement. In the event that Operator shall obtain any such insurance other than through the program established by Owner, such insurance policy shall name Owner as an additional insured party.

12.4.     Policy Requirements. All insurance policies under Section 12.1 shall be in such form and with such companies that have a Standard & Poor's rating of A or better and an A.M. Best rating of A-/VII or better, shall be reasonably satisfactory to Owner and shall comply with the requirements of any Material Agreement; provided, however, Owner promptly notifies Operator of any requirements of a Material Agreement. Insurance may (at Owner's election or with Owner's prior approval) be provided under blanket or roaster policies covering one or more other hotels operated by Operator or owned by Owner. Policies of insurance (to the extent · applicable) shall (i) provide that the insurance company will have no right of subrogation against the mortgagee, Owner, Operator or any of their respective affiliated or subsidiary companies or the agents or employees thereof and (ii) provide that the proceeds thereof in the event of loss or damage shall, to the extent payable to any mortgagee, be payable notwithstanding any act of negligence or breach of warranty by Owner or Operator which might otherwise result in the forfeiture or nonpayment of such insurance.
12.5.    Certificates. For the purpose of insuring compliance with the provisions of Article 12, Operator and Owner shall furnish to each other certificates of all insurance required to be maintained pursuant to this Article 12. All insurance policies shall specify that they cannot be canceled or modified on less than thirty (30) days prior written notice to both Owner and Operator and any additional insureds (or such longer period as may be required under a Material Agreement).
12.6.     Waiver of Subrogation. All insurance policies shall provide, to the extent customarily obtainable from the insurance company providing such insurance, that the insurance company will have no right of subrogation against Owner, Operator, any party to a Material Agreement or any of their respective agents, employees, partners, members, officers, directors or beneficial Owners.
12.7.    Owner and Operator hereby release one another from any and all liability, to the extent of the waivers of subrogation obtained under Section 12.6 associated with any damage, loss or liability with respect to which property insurance coverage is provided pursuant to this Article or otherwise.
12.8.     The proceeds of any insurance claim (other than proceeds payable to third parties under the terms of the applicable policy) shall be paid into the Agency Account to the extent of Owner's interest therein unless otherwise required by the terms of a Material Agreement.
12.9.     Operator shall immediately investigate and make a written report to the appropriate insurance company as to all accidents; claims for damage relating to the ownership, operation, and maintenance of the Property or the Hotel; any damage or destruction to the Property or Hotel and the estimated cost of repair thereof, and shall prepare any and all reports required by any insurance company in connection therewith. A proof of loss shall be provided to the Owner for approval prior to payment of above property claims. All settlements and compromises of claims in excess of $5,000 shall be made only with the prior written consent of Owner.
12.10.     In the event that there is any inconsistency between the insurance requirements set forth in this Article 12 and the Loan Documents or any Mortgage, the requirements in the Loan

Documents or such Mortgage shall govern; provided, however, Owner shall promptly inform Operator of any such requirements in the Loan Documents or any Mortgage.
ARTICLE 13
REAL AND PERSONAL PROPERTY TAXES; UTILITIES
13.1.    Taxes. Owner shall pay all real estate truces, all personal property taxes and all betterment assessments levied against the Hotel or any of its component parts. Operator shall promptly deliver to Owner all notices of assessments, valuations and similar documents to be filed by Operator or Owner which arc received from taxing authorities by Operator. Owner shall have the right to hire property true consultants or like professionals that reasonably provide economic benefits to Owner and the costs thereof shall be a part of Gross Operating Expenses. In the event that Owner elects to contest the validity or the amount of any such tax or assessment, Operator agrees to cooperate with Owner and execute any documents or pleadings required for such purpose, provided Owner agrees to reimburse Operator for any out-of-pocket costs occasioned to Operator by any such contest.
13.2.     Utilities, Etc. Operator shall promptly pay all fuel, gas, light, power, water, sewage, garbage disposal, telephone and other utility bills currently as they are incurred in connection with the Hotel from the Agency Account.
ARTICLE 14
OPERATOR SERVICES
14.1.     Operator shall operate the Hotel and all of its respective facilities and activities in accordance with the Hotel Standard and in a manner customary and usual in the operation of similar hotels in the area of the Hotel to the extent consistent with the Annual Operating Budget (the "Operator Services"). Except to the extent otherwise specifically provided in the Annual Operating Budget approved by Owner, the costs of all Operator Services provided hereunder shall be included in the Management Fee and shall not be separately charged to Owner.
ARTICLE 15
DAMAGE OR DESTRUCTION; CONDEMNATION
15.1.    If the Hotel is damaged by fire, tornado, hurricane, windstorm or other casualty, Operator shall promptly notify Owner. This Agreement shall remain in full force and effect subsequent to such casualty provided that either party may terminate this Agreement upon thirty (30) days prior notice to the other party if (a) Owner shall elect to close the Hotel as a result of such casualty (except on a temporary basis for repairs or restoration) or (b) Owner shall determine in good faith not to proceed with the restoration of the Hotel. Upon a termination of this Agreement due to casualty, Owner shall pay to Operator an amount equal to the Base Fee paid to Operator during the final three (3) months prior to the casualty. In the event that neither party terminates this Agreement due to such casualty, Operator's monthly Base Fee during any period that the Hotel is closed for repairs shall be equal to the Base Fee paid to Operator for the same calendar month during the previous year, paid to the extent of business interruption insurance proceeds received by Owner. Furthermore, in the event that the Cypress building, the pier and/or the restaurant are damaged by casualty, Owner may elect not to rebuild such portion(s) of the Hotel. Furthermore, future calculations of the Base Amount will be reduced to account for the lost net profit of such lost facilities.
15.2.     If all or any portion of the Hotel becomes the subject of a condemnation proceeding or if Operator learns that any such proceeding may be commenced, Operator shall promptly notify Owner. Either party may terminate this Agreement with respect to the Hotel on thirty (30) days notice to the other party if (a) all or substantially all of the Hotel is taken through condemnation or (b) less than all or substantially all of the Hotel is taken, but, in the reasonable judgment of the party giving the termination notice, the Hotel cannot, after giving effect to any restoration as might be reasonably accomplished through available funds from the condemnation award, be operated in the manner set forth in this Agreement.
15.3.     Any condemnation award or similar compensation shall be the property of Owner, provided that Operator shall have the right to bring a separate proceeding against the condemning authority for any damages and expenses specifically incurred by Operator as a result of such condemnation.
ARTICLE 16
TERMINATION
16.1.     Termination. In addition to termination rights provided elsewhere in this Agreement, this Agreement may be terminated by Owner (i) upon at least one hundred twenty (120) days written notice to Operator upon the sale or other disposition of the Hotel by Owner to an unrelated third party purchaser; or (ii) without cause, upon one hundred twenty (120) written notice to Operator.
16.2.     Termination Without Cause. Should Owner terminate this Agreement pursuant to clause (ii) of Section 16.1 above, or should this Agreement be terminated due to a default by Owner, Owner shall pay the applicable Termination Fee on or before the date of termination.
The Termination Fee shall 'not be payable in the event of a termination following a sale or other disposition of the Hotel, casualty, condemnation, or Event of Default by Operator.
16.3.     Owner's Termination Rights Upon Sale Or Death Or Disability of Operator's Principal. Operator shall give written notice to Owner within five (5) days (a) in the event of a sale or transfer of all or any part of Operator, or (b) in the event that Operator's principal (Michael Tall) is no longer active in the day-to-day business of Operator for whatever reason, including, without limitation, voluntary or involuntary termination of employment, or due to death or disability. Upon the occurrence of either of the foregoing events, Owner may elect to terminate this Agreement by written notice to Operator. No Termination Fee shall be payable in the event of such termination.
16.4.     One-Time Early Termination Right of Operator. Upon written notice to Owner delivered not later than August 1, 2012, accompanied by repayment to Owner of the Base Fee received by Operator for each of the preceding four (4) months, Operator may terminate this Agreement effective as of November 30, 2012. This early termination right shall expire and shall no longer be effective if Operator does not deliver written notice and repay such Base Fees to Owner on or before August 1, 2012.

ARTICLE 17
RIGHTS AND OBLIGATIONS FOLLOWING TERMINATION OR EXPIRATION
17.1.     Rights and Obligations Following Termination or Expiration. In addition to the rights and remedies otherwise available to the parties at law or in equity, the following provisions will apply in connection with or following any termination or expiration of this Agreement except to the extent expressly waived by the Owner in its sole discretion.
(a)     Delivery. Operator shall quit, vacate, surrender, and deliver to Owner peacefully and promptly the Hotel and all Permits and all books, records, accounts, contracts, keys, Working Capital, and all other pertinent and necessary documents and records pertaining to the Hotel and the operation thereof.
(b)     Cooperation. In connection with the termination of this Agreement due to the expiration of the Term, sale of the Hotel, or the exercise of any termination right, Operator shall, subject in all respects to the provisions of this Agreement, cooperate in all reasonable respects with Owner and Owner's or a purchaser's new Operator ("New Operator") or any prospective new owner and such prospective new owner's operator, in effectuating the smooth and orderly transition of management functions with respect to the Hotel. For purposes of this Article 17 only, all references to Owner and New Operator shall also refer to prospective new owner of the Hotel and such prospective new owner's operator, respectively, as the context may permit. Operator shall at all times fully cooperate with and explain all aspects of the business and operation of the Hotel to Owner or any persons authorized by the Owner to allow Owner, or such persons to successfully and efficiently conduct the business from and after the effective date of such termination or expiration of the Term (the "Termination Date"). Owner shall reimburse Operator for the reasonable incremental out-of-pocket costs incurred by Operator in performing its obligations under this Section 17.1(b).
(c)     Access. Operator agrees that it shall grant Owner and New Operator, and their respective agents and representatives, reasonable access to the Hotel, to all books and records of the Hotel, to maintenance and repair logs and records therefor, and to any plans and specifications with respect thereto which may be in Operator's or Operator's affiliates' possession, so as to enable Owner and New Operator to familiarize themselves with the physical and functional layout of the Hotel and their respective business and affairs. Operator shall permit Owner and New Operator to interview Hotel employees for the purpose of determining whether such employee.ci intend to accept an offer of employment from Owner or New Operator, and evaluating the skills and merits of the Hotel employees; provided that no New Operator on behalf of a purchaser of the Hotel shall interview employees until such time as its contract for purchase is binding and the deposit thereunder has gone "hard" (i.e., such contract is subject to no due diligence or other contingency within such purchaser's exclusive control). In addition, Operator shall permit Owner and its agents, advisors and representatives access to the Hotel to inspect fully all mechanical, electrical and other building systems to the extent located in such Hotel. Owner agrees that the exercise of the foregoing rights by Owner shall be subject to reasonable scheduling requirements, and shall otherwise be carried out in a manner, so as to minimize disruption to the Hotel and its respective guests and normal operations. On the Termination Date, all such books and records, maintenance and repair logs and records, and plans and specifications, shall be left by Operator at the Hotel in order to assist in the smooth transition of the management of the Hotel.
(d)     Bank Accounts. Operator shall make suitable arrangements, in cooperation with Owner, to transfer control over the Agency Account and any and all checking and other banking accounts maintained for the Hotel to Owner or as Owner may otherwise direct on the Termination Date. Further, if applicable, Operator shall cooperate with Owner to transfer on the Termination Date full and complete control to Owner, or as Owner shall direct in writing, over all funds on deposit in the Reserve together with all rights of Operator, if any, to any not yet delivered goods and deposits therefor, purchased or advanced with funds from the Reserve, and Operator shall be relieved of any further liability or obligation with respect thereto.
(e)     Licenses and Agreements. To the extent not theretofore transferred, Operator shall reasonably cooperate with Owner, (i) to transfer all licenses, permits and franchise agreements with respect to the Hotel, to the extent the same are transferable, and assist Owner and New Operator in obtaining new licenses, permits and franchise agreements, (ii) to transfer to Owner, or as Owner may direct, any special deposits which may be maintained by the Hotel with third parties such as utility deposits, and (iii) to transfer to Owner, or as Owner may direct, advance deposits received under any reservation agreements, all of the transfers described in the immediately foregoing clauses (i) through (iii) to occur and be effective no later than the Termination Date (subject to the ability of Operator to operate the Hotel up to the Termination Date.) In connection with the foregoing, Operator shall prepare for Owner such reports and lists of business activity as are regularly maintained by the applicable Hotel including reservation agreements, advance deposits, hotel contracts, space leases and other similar items, all of which shall be as current to the Termination Date as reasonably possible.
(f)     Liquor Licenses. Operator shall cooperate and use all reasonable efforts to assist the Owner to transfer to Owner or its designee all liquor licenses and alcoholic beverages licenses currently in use in connection with the Hotel (the "Liquor Licenses"). In such event, Operator shall reasonably cooperate with Owner, and shall execute such transfer forms, license applications and other documents as may be necessary to effect such transfer, including the assignment of the Owner's interest in any leases held for the benefit or convenience of Operator or Owner in connection with the sale of alcoholic beverages in the Hotel. If permitted under applicable law, at Owner's request, the parties shall execute and file all necessary applications and papers with the appropriate liquor and alcoholic beverage authorities prior to the Termination Date, to the end that the issuance of new licenses shall take effect, if possible, during the transition period. If not so permitted, then the parties agree that they will promptly execute all applications and other documents required by the liquor authorities in order to effect the issuance of new licenses at the earliest date possible consistent with applicable law in order that all liquor licenses may be issued to Owner or its designee at the earliest possible time after the Termination Date. Owner shall reimburse Operator for the reasonable incremental out-of-pocket costs incurred by Operator in performing its obligations under this Section 12.1(j). Operator agrees, if so requested by Owner or purchaser, to continue operation under the Liquor Licenses pending such transfer pursuant to a beverage services agreement for a period not to exceed ninety (90) days following the termination of this Agreement provided that Owner or such purchaser shall in accordance with customary industry practice provide proper insurance and an indemnity against liability arising from Operator's performance under such beverage services agreement.
(g)     Hotel Contracts. By execution and delivery of an Assignment and Assumption of Contracts in a form mutually agreed on by the parties on the Termination Date, Operator shall effect the assignment (and assumption by Owner) of any Hotel contracts which ate assignable without continuing liability to Operator.
(h)     Bookings. Despite any notice of termination or upcoming expiration of the Term, Operator shall continue to advertise and promote the Hotel and actively seek and accept bookings notwithstanding that they are to occur after the termination or expiration of the Tenn. Following the earlier to occur of (a) the date one party gives 'written notice of termination to the other party and (b) thirty (30) days prior to the expiration of the Term (the "commencement of the transition period"), Owner agrees that it shall, or shall cause New Operator to, honor all bookings for future reservations or use of Hotel rooms or facilities, which may have been accepted or entered into by Operator upon, during or at any time prior to the commencement of the transition period in the ordinary course of business, in accordance with the terms of this Agreement; provided, however, that reservations made for Hotel employees for free or reduced rate rooms or other services at the Hotel; and similar reservations made for employees of other hotels owned or operated by Operator or for Operator's executive staff shall be canceled effective as of the commencement of the transition period, except with respect to employees who, on the commencement of the transition period, are guests of the Hotel. In connection with any bookings, if the guest or patron bas previously made advance deposits as shown on the bookings reports and such sums remain on deposit in the Agency Account on the commencement of the transition period, appropriate credit shall be given to the guest or patron by Owner, and refunds to the depositing person or entity shall be made at such time as valid cancellation of reservations, if any, are made. Operator and Owner acknowledge that all advance deposits are deposited into the general operating account tor the Hotel and remain on deposit in such account to the extent that such advance deposits have not been applied against Gross Operating Expenses of the Hotel.
(i)     Safety Deposit Boxes. On the Termination Date Operator shall deliver to Owner all keys to the safe deposit boxes in its possession in the Hotel, all receipts and agreements relating to such safe deposit boxes and a complete list of such safe deposit boxes which list shall contain the name and room number of each depositor. One day prior to the Termination Date, Operator shall send written notice to guests at the Hotel who have safe deposit boxes (which notice shall be in form and substance reasonably satisfactory to Owner), advising of the change of Hotel management and requesting the removal and verification of the contents thereof before the Termination Date. All such removals shall be under the supervision of a representative of Operator and Owner.
(j)    Guest Baggage. All baggage, valises, trunks and other items (collectively, "baggage") of guests and others which have been checked with or left in the care of Operator, and all "lost and found" items, shall be inventoried, sealed and tagged jointly by Operator and Owner on the Termination Date. On the Termination Date, Operator shall deliver to Owner all records and books as to the baggage and any keys to the baggage (provided, however, that no baggage shall be opened). After the Termination Date, Owner shall be responsible for all baggage listed in such inventory.
(k)     Receivables. All receivables of the Hotel outstanding as of the Termination Date, including, without limitation, guest ledger receivables, shall continue to be the property of Owner. Operator shall cooperate with Owner in all reasonable respects, but at Owner's sole cost and expense, in the collection of any receivables, and shall rum over to Owner any receivables collected directly by Operator after the commencement of the transition period which relate to the sale of goods or services at the Hotel. On the Termination Date, Operator shall deliver to Owner a listing of all receivables.
(l)     Cooperation with Lender. In the event that Owner defaults in its obligations under the Loan Documents, Operator shall fully cooperate with the Lender in any transition of ownership of the Property.
(m)     Books and Records. Owner agrees that, during the transition period, Operator shall continue to have reasonable access after reasonable notice to the books and records of the Hotel with respect to the operations of the Hotel prior to the Termination Date whenever reasonably necessary for Operator's internal accounting or tax purposes, and Owner shall retain such records for the period of time required by applicable law; provided that Operator shall exercise its rights hereunder in a manner so as to minimize interference with the Hotel, its guests and its normal operations.
(n)     Operator shall prepare (i) an Accounting Period Report for the final Accounting Period of the term hereof within thirty (30) days after the close of such Accounting Period and (ii) an Annual Operating Statement for so much of the final Fiscal Year as shall have occurred through such Accounting Period at the same time as the delivery of the final Accounting Period Report.
(o)     The rights and liabilities of the parties having accrued as of the Termination Date shall continue.
(p)     Operator will turn over possession of the Hotel in a clean, safe and secure manner.
(q)     The provisions of this Article 17 shall survive termination or expiration of this Agreement
ARTICLE18
EVENTS OF DEFAULT
18.1.     Operator Defaults. Each of the following shall constitute an Event of Default by Operator:
(a)     The failure of Operator to pay any sum of money to Owner provided for herein when the same is payable, if such failure is not cured within ten (10) days after written notice specifying such failure is given by Owner to Operator. If any sum of money is not paid within ten (10) days following the date same becomes due and payable under this Agreement, such sum shall bear interest from the date due until actually paid at a rate equal to the lesser of twelve percent (12%) per annum or the highest annual interest rate permitted by law, provided that any interest so payable shall not constitute Gross Operating Expense under this Agreement.
(b)     An assignment by Operator in violation of the provisions of Article 21 hereof.
(c)     If Operator shall fail to keep, observe or perform any material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by Operator, or if Operator because of any grossly negligent or intentional act or omission on the part of Operator, and without the fault of Owner, shall fail to maintain the Permits, and either such failure shall continue for a period of thirty (30) days after written notice from Owner to Operator; provided that if such failure is incapable of cure within such thirty (30) day period and if Operator shall promptly, diligently and continuously pursue the cure thereof, then Operator shall have a period of ninety (90) days after notice thereof by Owner to Operator within which to effectuate the cure.
(d)     If because of any gross negligence or intentional misconduct of Operator, and without the fault of Owner, (i) the Franchise Agreement, any required license for the sale of alcoholic beverages or any other material license critical to the operation of the Hotel is at any time suspended, tem1inated or revoked, and such suspension, termination or revocation shall continue unstayed and in effect for a period of more than thirty (30) consecutive days after written notice from Owner to Operator, or (ii) if the right to serve alcoholic beverages in the Hotel shall otherwise be suspended for a period more than thirty (30) consecutive days after written notice from Owner to Operator; in the event of any such suspension, termination or revocation, Operator shall immediately proceed to use Operator's best efforts to cause the prompt reinstatement of such Agreement, license or right.
(e)     If Operator shall fail to maintain and operate the Hotel materially in accordance with the requirements of Section 4.1 and such failure shall continue for a period of thirty (30) days after written notice by Owner to Operator specifying the matters or conditions which constitute the basis for such Event of Default, provided that if such failure is incapable of cure within such thirty (30) day period and if Operator shall promptly, diligently and continuously pursue the cure thereof, then Operator shall have a period of ninety (90) days after notice thereof by Owner to Operator within which to effectuate the cure.
(f)     If Operator shall apply for or consent to the appointment of a receiver, trustee or liquidator of Operator or of all of a substantial part of its assets admit in writing its inability to pay its debts as they come due, make a general assignment for the benefit of creditors, take advantage of any insolvency law, or file an answer admitting the material allegations of a petition filed against Operator in any bankruptcy, reorganization or insolvency proceeding. or if an order, judgment or decree shall be entered by any court of competition jurisdiction, on the application of a creditor, adjudicating Operator bankrupt or insolvent or approving a petition seeking reorganization of Operator or appointing a receiver, trustee or liquidator of Operator or all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of ninety (90) consecutive days.

(g)     The filing of a voluntary petition in bankruptcy or insolvency or a petition for liquidation or reorganization under any bankruptcy law by Operator, or Operator shall consent to, acquiesce in, or fail timely to controvert, an involuntary petition in bankruptcy, insolvency or an involuntary petition for liquidation or reorganization filed against it.
(h)     The filing against Operator by a party other than Owner of a petition seeking adjudication of Operator as insolvent or seeking liquidation or reorganization or appointment of a receiver, trustee or liquidator of all or a substantial part of Operator's assets, if such petition is not dismissed within ninety (90) days.
(i)     Failure of Operator (but excluding such a failure which results from the default by Owner in paying amounts payable hereunder by Owner) to maintain at all times throughout the term hereof all of the insurance required to be maintained by Operator under Article 12, if such failure is not cured within thirty (30) days after written notice specifying such failure is given by Owner to Operator.
18.2.    Owner Defaults. Each of the following shall constitute an Event of Default by Owner:
(a)     The failure of Owner to pay or furnish to Operator any money Owner is required to pay or furnish to Operator in accordance with the terms hereof on the date the same is payable, if such failure is not cured within ten (10) days after written notice specifying such failure is given by Operator to Owner. If any sum of money is not paid within ten (10) days following the date same becomes due and payable under this Agreement, such sum shall bear interest from the date due until actually paid at a rate equal to the lesser of twelve percent (12%) per annum or the highest annual interest rate permitted by law, provided that any interest so payable shall not constitute Gross Operating Expenses under this Agreement.
(b)     Owner shall fail to keep, observe or perform any material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by Owner, and such failure shall continue for a period of thirty (30) days after notice thereof by Operator to the Owner, provided that if such failure is incapable of cure within such thirty (30) day period and if Owner shall promptly, diligently and continuously pursue the cure thereof, then Owner shall have a period of ninety (90) days after notice thereof by Operator to Owner within which to effectuate the cure.
(c)     If Owner shall apply for or consent to the appointment of a receiver, trustee or liquidator of Owner of all or a substantial part of its assets, or admit in writing its inability to pay its debts as they come due, make a general assignment for the benefit of creditors, take advantage of any insolvency law, or file an answer admitting the material allegations of a petition filed against Owner in any bankruptcy, reorganization or insolvency proceeding, or if an order, judgment or decree shall be entered by any court of competent jurisdiction, on the application of a creditor, adjudicating Owner a bankrupt or insolvent or approving a petition seeking reorganization of Owner or appointing a receiver, trustee or liquidator of Owner or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and ill effect for any period of ninety (90) consecutive days.

(d)     The filing of a voluntary petition in bankruptcy or insolvency or a petition for liquidation or reorganization under any bankruptcy law by Owner, or Owner shall consent to, acquiesce in. or fail timely to controvert, an involuntary petition in bankruptcy, insolvency or an involuntary petition for liquidation or reorganization filed against it.
(e)     The filing against Owner of a petition seeking adjudication of Owner as insolvent or seeking liquidation or reorganization or appointment of a receiver, trustee or liquidator of all or a substantial part of Owner's assets, if such petition is not dismissed within ninety (90) days.
(f)     Failure of Owner to maintain at all times throughout the term hereof all of the insurance required to be maintained by Owner under Article 12, if such failure is not cured within thirty (30) days after written notice specifying such failure is given by Operator to Owner.
ARTICLE19
TERMINATION UPON EVENT OF DEFAULT; OTHER REMEDIES
Upon the occurrence of an Event of Default, the non-defaulting party may: (i) terminate this Agreement, effective five (5) days after the giving of written notice of termination to the defaulting party or such later date as it may specify in such notice, provided that termination may be effective immediately in the case of willful misconduct, criminal conduct or misappropriation of funds; and in addition (ii) pursue any and all other remedies available to the non-defaulting party at law or in equity.
ARTICLE 20
NOTICES
All notices, elections, acceptances, demands, consents and reports (collectively "notice") provided for in this Agreement shall be in writing and shall be given to the other party at the address set forth below or at such other address as any of the patties hereto may hereafter specify in writing.
To Owner:     Leroy Springs & Company, Inc.
P.O. Box 1209
2201 Old Nation Road
Fort Mill, South Carolina 29715
Attention: Timothy W. Patterson
Facsimile No. 803-547-1008
Telephone No. 803-437-1200

And to:     William G. Taylor
The Springs Company
P.O. Drawer 460
1 04 Springs Street
Lancaster, South Carolina 29720
Facsimile No. 803-286-3295
Telephone No. 803-286-3051

Copy to:     Paul A. Steffens
K&L Gates LLP
214 North Tryon Street, 47th Floor
Charlotte, North Carolina 28202
Facsimile No. 704-353-3191
Telephone No. 704-331-7491

To Operator:     Charlestowne Springmaid, LLC
28 Bridgeside Drive
Mount Pleasant, South Carolina 29464
Attention: Michael Tall
Facsimile No. 843-766-6763
Telephone No. 843-972-1400
Such notice or other communication may be given by Federal Express or other nationally recognized overnight carrier or by electronic facsimile in which case notice shall be deemed given upon confirmed delivery. Notice may be mailed by United States registered or certified mail, return receipt requested, postage prepaid, deposited in a United States post office or a depository for the receipt of mail regularly maintained by the post office. If mailed, then such notice or other communication shall be deemed to have been received by the addressee on the fifth (5th) day following the date of such mailing. Such notices, demands, consents and reports may also be delivered by hand, in which case it shall be deemed received upon delivery.
ARTICLE 21
NON-ASSIGNABILITY
21.1.     Assignment by Operator. Operator shall not assign, pledge or encumber this Agreement or its interest in this Agreement without the express prior written consent of Owner. Owner agrees not to unreasonably withhold or delay its consent to an assignment by Operator to An Affiliate of Operator in a company-wide corporate or equivalent restructuring of Operator. Upon any permitted assignment of this Agreement and the assumption of this Agreement by the assignee, the assignor shall be relieved of any obligation or liability under this Agreement arising after the effective date of the assignment.
ARTICLE22
INDEMNITY
22.1.     Operator shall indemnify and hold Owner (and Owner's agents, principals, shareholders, partners, members, officers, directors and employees) harmless from and against all liabilities, losses, claims, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees and expenses) that may be incurred by or asserted against any such party and that arise from (a) the fraud, willful misconduct or gross negligence of the executive employees of Operator, (b) the breach by Operator of any provision of this Agreement or (c) any action taken by Operator which is materially beyond the scope of Operator's authority under this Agreement. Owner shall promptly provide Operator with written notice of any claim or suit brought against it by a third party which might result in such indemnification and Operator shall have the option of defending any claim or suit brought against Owner with counsel selected by Operator and reasonably approved by Owner. Owner shall cooperate with Operator or its counsel in the preparation and conduct of any defense to any such claim or suit.
22.2.     Except as provided in Section 22.1, Owner shall indemnify and hold Operator (and Operator's agents, principals, shareholders, partners, members, officers, directors and employees) harmless from and against all liabilities, losses, claims, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees and expenses) that may be incurred by or asserted against such party and that arise from or in connection with (a) the performance of Operator's services under this Agreement, or (b) any willful, tortuous or negligent act or omission of Owner or its executive employees. Operator shall promptly provide Owner with written notice of any claim or suit brought against it by a third party which might result in such indemnification and Owner shall have the option of defending any claim or suit brought against Operator with counsel selected by Owner and reasonably satisfactory to Operator. Operator shall cooperate with Owner or its counsel in the preparation and conduct of any defense to any such claim or suit.
22.3.     In the event that Owner shall give less than sixty (60) days' notice of termination of this Agreement for sale or other disposition of the Hotel under Section 16.1(i) (the difference between sixty and the number of days by which such notice is given being the "Notice Days Deficiency"), then Owner shall indemnify and hold harmless Operator from and against the actual out-of-pocket costs incurred by Operator to pay employees at the Hotel that are, as a result solely of such termination of this Agreement for such sale or other disposition, terminated as employees by Operator and not rehired by Operator or any New Operator, for the term of their employment beyond the effective date of such termination of this Agreement but not in excess of the Notice Days Deficiency, solely to the extent such deferred termination of employment is necessary in order to avoid liability under the Worker Adjustment and Retraining Notification Act, 29 USC §2 101 et seq. ("WARN Act"), Operator shall use reasonable efforts to minimize me amount of any potential liability of Owner under this Section 22.3.
22.4.     The provisions of this Article 22 shall survive the termination or expiration of this Agreement with respect to acts, omissions and occurrences arising during the Term.
ARTICLE23
NO REPRESENTATIONS AS TO INCOME OR FINANCIAL SUCCESS OF HOTEL
In entering into this Agreement, Operator and Owner acknowledge that neither Owner nor Operator has made any' representation to the other regarding projected earnings, the possibility of future success or any other similar matter respecting the Hotel, and that Operator and Owner understand that no guarantee is made to the other as to any specific amount of income to be received by Operator or Owner or as to the future financial success of the Hotel.
ARTICLE24
REPRESENTATIONS OF OPERATOR AND OWNER
24.1.     In order to induce Owner to enter into this Agreement, Operator does hereby make the following representations and warranties:

(a)     the execution of this Agreement is permitted by the operative agreements of Operator and this Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of Operator enforceable in accordance with the terms hereof;
(b)     there is no claim, litigation, proceeding or governmental investigation pending, or, as far as is known to Operator, threatened, against or relating to Operator, the properties or business of Operator or the transactions contemplated by this Agreement which does, or may reasonably be expected to, materially and adversely affect the ability of Operator to enter into this Agreement or to carry out its obligations hereunder, and there is no basis for any such claim, litigation, proceedings or governmental investigation, except as has been fully disclosed in writing to Owner; and
(c)     neither the consummation of the transactions contemplated by this Agreement on the part of Operator or be performed, nor the fulfillment of the terms, conditions and provisions of this Agreement, conflicts with or will result in the breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement, indenture, instrument or undertaking to which Operator is a party or by which it is bound.
24.2.     In order to induce Operator to enter into this Agreement, Owner hereby represents and warrants that Owner has title to the Hotel and full power to enter into this Agreement. Owner further covenants that the Hotel has proper zoning and at takeover is being operated in accordance with all applicable governmental laws and regulations and is not in material violation of any agreements affecting the Hotel or its operation; that the Hotel has all necessary licenses for food and alcohol sales; and that this Agreement complies with and does not violate any Material Agreements.
ARTICLE 25
ARBITRATION
If any controversy should arise between Owner and Operator in the performance, interpretation or application of this Agreement, the parties shall use commercially reasonable efforts to reach an agreement with respect to such controversy. If no agreement has been reached within twenty (20) days after either party has informed the other in writing of the controversy, either party may elect, upon giving written notice to the other, to have the matter submitted to final and binding arbitration in South Carolina in accordance with the then existing rules of the American Arbitration Association. The matter at issue shall promptly (but in no event more than thirty (30) days from the date that Owner or Operator receives notice from the other that a dispute exists under this Agreement) be submitted for determination to an arbitrator appointed by the American Arbitration Association. The arbitrator shall be selected in the following manner: The American Arbitration Association shall designate a panel containing the names of 3 proposed arbitrators with at least ten (10) years' experience in the hotel industry. Owner and Operator shall each have the right to delete the name of one proposed arbitrator from the panel. In the event that more than one arbitrator remains after such right has been exercised by Owner and Operator, the American Arbitration Association shall select the arbitrator from the remaining names on the panel. The arbitrator so selected shall decide the issue. Owner and Operator agree to proceed with due diligence in pursuing and arbitration hereunder. The cost of the arbitration shall be paid by the losing party or, if there is a percentage award partly to each party, then the cost of the arbitration shall be borne in the same percentage.
ARTICLE 26
TERMINATION OF THE FRANCIDSE AGREEMENT
Owner reserves and shall have the absolute right in its sole and unfettered discretion, at any time and without the consent or approval of Operator, to terminate any then existing Franchise Agreement.
ARTICLE 27
NON-COMPETITION
Neither Operator nor any Affiliate, successor or assignee of Operator shall, without the prior written consent of Owner develop, syndicate, own, operate and/or manage (or grant such rights to third parties), either directly, indirectly or by any means any other hotel within three and one-quarter (3.25) miles of the perimeter of the Property (the "Geographic Zone"), except for the Surfside Beach Resort.
ARTICLE 28
MISCELLANEOUS
28.1.     Disputes. To the extent applicable to any issue or dispute that arises under this Agreement, such issue or dispute shall be resolved by application of GAAP consistently applied and the Uniform System of Accounts.
28.2.     Further Assurances. Owner and Operator shall execute and deliver all other appropriate supplement agreements and other instruments, and take any other action necessary to make this Agreement fully and legally effective, binding and enforceable as between them and as against third parties.
28.3.     Waiver. The waiver of any of the terms and conditions of this Agreement on any occasion or occasions shall not be deemed a waiver of such terms and conditions on or with respect to any other or future occasion. No waiver shall be effective unless in writing.
28.4.     Successors and Assigns. Subject to and limited by Article 21, this Agreement shall be binding upon and inure to the benefit of Owner, its successors and permitted assigns, and shall be binding upon and inure to the benefit of Operator, its successors and permitted assigns.
28.5.     Governing Law. This Agreement shall "be construed, both as to its validity and as to the performance of the parties, in accordance with the laws of the State of South Carolina.
28.6.     Compliance with Loan Documents, Mortgage and Franchise Agreement. In carrying out their respective duties and obligations under the terms of this Agreement, Owner and Operator shall take no action that will constitute a default under the Loan Documents, any Mortgage or the Franchise Agreement and will take such actions as are reasonably necessary to comply therewith; provided, however, Owner shall promptly notify Operator of any new

Material Agreements or changes to existing Material Agreements that affect Operator's performance under this Agreement or may conflict with the terms of this Agreement.
28.7.     Amendments. This Agreement may not be modified, amended, surrendered or changed, except by a written document signed by the Owner and Operator agreeing to be bound thereby.
28.8.     Estoppel Certificates. Owner and Operator agree, at any time and from time to time, as requested by the other party upon not less than ten (10) days' prior written notice, to execute and deliver to the other a statement certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified and stating the modifications), certifying the dates to which required payments have been paid, and stating whether or not, to the best knowledge of the signer. the other party is in default in performance of any of its obligations under this Agreement, and if so, specifying each such default of which the signer may have knowledge, it being intended that such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.
28.9.     Inspection Rights. Owner shall have the right to inspect the Hotel and examine the books and records of Operator pertaining to the Hotel at all reasonable times during the Term upon reasonable notice to Operator, and Owner and the holder of any Mortgage shall have access to the Hotel and the books and records pertaining thereto at all times during the Term to the extent necessary to comply with the terms of any Mortgage, all to the extent consistent with applicable law and regulations and the rights of guests, tenants and concessionaires of the Hotel.
28.10.     Subordination. This Agreement shall be subordinate to any and all Mortgages and Loan Documents. Upon request, Operator shall execute and deliver any written agreement requested by Owner evidencing this subordination within ten (10) days.
28.11.     Effect of Approval of Plans and Specifications. Owner and Operator agree that in each instance in this Agreement or elsewhere wherein Operator is required to give its approval of plans, specifications, budgets and/or financing, no such approval shall imply or be deemed to constitute an opinion by Operator, nor impose upon Operator any responsibility for the design or construction of additions to or improvements of the Hotel, including but not limited to structural integrity or life/safety requirements or adequacy of budgets and/or financing. The scope of Operator's review and approval of plans and specifications is limited solely to the adequacy and relationship of spaces and aesthetics of the Hotel in order to comply with the Hotel Standard.
28.12.     Consent and Approval. Except as herein otherwise provided, whenever in this Agreement the consent or approval of Operator or Owner is required, such consent or approval shall not be unreasonably withheld or delayed. Such consent or approval shall also be in writing only and shall be executed only by an authorized officer or agent of the party granting such consent or approval.
28.13.     Partial Invalidity. In the event that anyone or more of the phrases, sentences, clauses or paragraphs contained in this Agreement shall be declared invalid by the final and unappealable order, decree or judgment of any court, this Agreement shall be construed as if such phrases, sentences, clauses or paragraphs had not been inserted, unless such construction would substantially destroy the benefit of the bargain of this Agreement to either of the parties hereto.
28.14.     Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding all prior agreements or undertakings, oral or written.
28.15.     Time is of the Essence. Time is of the essence in this Agreement
28.16.     Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.
28.17.     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and need not be signed by more than one of the parties hereto and all of which shall constitute one and the same agreement.
28.18.     Limitation of Liability. Owner's liability under this Agreement shall be limited to the value of Owner's equity in the Hotel, and shall not extend to any other or separate business or non-business assets of Owner, or any partner, shareholder, officers, agents, Affiliates, parent or representative of Owner, for the satisfaction of any claim brought by Operator against Owner. If Owner shall fail to perform any covenant, term or condition of this Agreement upon Owner's part to be performed, and as a consequence of such default, Operator shall recover a money judgment against Owner, such judgment shall be satisfied only out of the proceeds of sale received upon levy against Owner's Hotel assets, to the extent of Owner's equity therein. Owner shall look solely to the assets of Operator and not to any other or separate business or nonbusiness assets of any partner, shareholder, officer, agent, Affiliate, parent, or representative of Operator, for the satisfaction of any claim brought by Owner against Operator, and if Operator shall fail to perform any covenant, term or condition of this Agreement upon Operator's part to be performed, and as a consequence of such default, Owner shall recover a money judgment against Operator, such judgment shall be satisfied only out of the proceeds of sale received upon levy against Operator's assets. The limitations in this Section 28.18 do not apply to transfers in defraud of creditors.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, Owner has caused this Agreement to be executed by its representative duly authorized thereunto and Operator has caused this Agreement to be executed by its representative duly authorized thereunto, the day and year first above written.

OWNER:

LEROY SPRINGS & COMPANY, INC., a South
Carolina not-for-profit corporation

By:
Name:
Title:

OPERATOR:

CHARLESTOWNE SPRINGMAID, LLC, a
a South Carolina limited liability company

By:    IC Myrtle Beach Manager LLC, a
Delaware limited liability company
its Manager

By:	/s/ Michael Tall
Name:	Michael Tall
Title:	VP

Springmaid Beach
Exhibit A    Profit & Loss Statement
Major Account Categories    For the Period Ended November

Rooms Available
Rooms Occupied
Occupancy %
Rooms Vacant
Average Daily Rate
RevPAR

Revenue
Rooms
Food & Convention Services
Beverage
Pier Shop
Pier Café
Campground
Telephone
Harbor Oaks
Watercolor
Other
Total Revenue

Departmental Profit
Rooms
Food & Convention Services
Beverage
Pier Shop
Pier Café
Campground
Telephone
Harbor Oaks
Watercolor
Other
Departmental Profit

Undistributed Dept Expenses
General & Administrative

Sales & Marketing
Energy
Maintenance
Total Undistributed Dept Exper

Gross Operating Profit (loss)

Project Expense
Fixed Charges-Insurance & taxes
EBITDA
Depreciation & amortization
EBIT
Interest expense
Net Operating Income

# Schedule 1.62
# Motor Vehicles

**As of 9/2/14**

| Location | Year | Make/ Model | VIN | Estimated Condition | License Tag # | Renewal Date | Purchase Date | Cost New | Mileage or Hours * | Primary Driver |
|---|---|---|---|---|---|---|---|---|---|---|
| Springmaid Beach | 1998 | Dodge truck ** | 3B7HC16Y6WM257344 | Bad | 355CGY | 3/31/2009 | 3/27/1998 | $18,190 | 65,459 | HK/Laundry |
| Springmaid Beach | 1998 | Dodge Van ** | 2B5WB35YXWK132381 | Bad | 508CGZ | 4/30/2009 | 4/14/1998 | $26,229 | 49,503 | HK/Laundry |
| Springmaid Beach | 2006 | GMC Pickup | 3TEC14X76G212358 | Good | 449UYS | 3/31/2009 | 3/10/2006 | $14,165 | 71,540 | Kent/Russ |
| Springmaid Beach | 2008 | New Holland Backhoe | B95TC/699814781 | Good | N/A | N/A | 8/2/2011 | $42,800 | 121.9/HR | MAINT |
| Springmaid Beach | 2013 | Massimo Alligator 500/red | LWGVOT244DBOO2762 | Good | N/A | N/A | 6/24/2013 | $8,633 | 139/HR | Kent/Russ |
| Springmaid Beach | 2013 | Massimo Alligator 500/black | LWGMOT249DBOO2739 | Good | N/A | N/A | 6/24/2013 | $8,633 | 109/HR | Russ |
| Springmaid Beach | 1983 | Ford f-800 Bucket Truck | 1FOM60H80VA26018 | Fair | N/A | N/A | 2011 | | 49,906 | MAINT |
| Springmaid Beach | | Kubota RTV-900 | KRPB900A8109415 | Bad | N/A | N/A | | | 7,078/HR | GROUNDS |
| Springmaid Beach | 2008 | EZ-Go Golf Cart | 2600336 | Good | N/A | N/A | 10/16/2013 | $2,800 | N/A | Robbie |
| Springmaid Beach | 2008 | EZ-Go Golf Cart | 2600340 | Good | N/A | N/A | 10/16/2013 | $2,800 | N/A | Pools/Chris |
| Springmaid Beach | 2008 | EZ-Go Golf Cart | 2600345 | Good | N/A | N/A | 10/16/2013 | $2,800 | N/A | Rodney |
| Springmaid Beach | 2008 | EZ-Go Golf Cart | 2600348 | Good | N/A | N/A | 10/16/2013 | $2,800 | N/A | Mike |
| Springmaid Beach | 2005 | EZ-Go Golf Cart | 2258953 | Good | N/A | N/A | 11/26/2008 | $2,461 | N/A | Freddie |
| Springmaid Beach | 2005 | EZ-Go Golf Cart | 2258987 | Fair | N/A | N/A | 11/26/2008 | $2,461 | N/A | Caroll/Mac |
| Springmaid Beach | | Clubcar Golf Cart | AGO223-999804/FRM106 | Bad | N/A | N/A | 10/1/2002 | $1,425 | N/A | Ron |
| Springmaid Beach | 2008 | Fairplay Golf Cart | LE8FKGT1181807126 | Fair | N/A | N/A | 11/23/2011 | $972 | N/A | Curtis |
| Springmaid Beach | 2008 | Fairplay Golf Cart | LE8FKGT1281807121 | Fair | N/A | N/A | 11/23/2011 | $972 | N/A | Stan |
| Springmaid Beach | 2008 | Fairplay Golf Cart | LE8FKGT1481807119 | Fair | N/A | N/A | 11/23/2011 | $972 | N/A | Robert |
| Springmaid Beach | 2008 | Fairplay Golf Cart | LE8FKGT1181807112 | Fair | N/A | N/A | 11/23/2011 | $972 | N/A | Matt/Arron |
| Springmaid Beach | 2008 | Fairplay Golf Cart | LE8FGKT1181807122 | Fair | N/A | N/A | 11/23/2011 | $972 | N/A | |
| Springmaid Beach | 2008 | Fairplay Golf Cart | LE8FKGT1X81807125 | Fair | N/A | N/A | 11/23/2011 | $972 | N/A | Susan/James |
| Springmaid Beach | 2007 | EZ-Go Golf Cart | MPT1200G/2651985 | Bad | N/A | N/A | 9/22/2009 | $3,566 | N/A | HK |
| Springmaid Beach | 2007 | EZ-Go Golf Cart | MPT1200G/2651986 | Bad | N/A | N/A | 7/28/2010 | $3,726 | N/A | HK |
| Springmaid Beach | 2008 | EZ-Go Golf Cart | TXTPDS 2612989* | Good | N/A | N/A | 2014 | $2,500 | N/A | Front Office |

* As of 8/18/14

** Titled in name of Leroy Springs & Company

As of 8/27/14

Schedule 2.3
Allocation of Purchase Price

The Purchase Price shall be allocated as follows:

Hotel		}
Real Property
Personal Property			To Be Completed
Intangible Property
Total	$400,000,000

As of 9/8/14
Schedule 4.1
Disclosure Schedule
4.1.3     See Schedule 1.32 "Excluded Personal Property"

4.1.5.2
See Schedule 1.56 “Management Agreement,” 4.1.15 "Leases", the Permitted Exceptions set forth in the Title Commitment and/or the Survey, Schedule 4.1.17 "Reservation Agreements and Deposits", Schedule 4.1.18 "Charitable Commitments and Gift Certificates", and Schedule 4.1.19 "Bartered Arrangements".

4.1.5.3
See Schedule 1.56 “Management Agreement,” Schedule 4.1.14 "Service Contracts," Schedule 4.1.16 “Equipment Leases,” Schedule 4.1.17 "Reservation Agreements and Deposits," Schedule 4.1.18 "Charitable Commitments and Gift Certificates," and Schedule 4.1.19 "Bartered Arrangements."

4.1     Active Insurance Claims are as follow:
There are no active Property Claims at 8/11/14.
Active General Liability Claims are as follow:
Claimant WN filed suit in October 2012 against Leroy Springs & Co, arising out of alleged injuries suffered in an incident on 2/15/10 in which, while Claimant was moving a box spring, someone assisting pushed on the box spring causing Claimant to fall backwards out of the delivery truck, suffering head, back and wrist injuries. LS&Co’s insurance carrier, Zurich, has defense counsel (Claim #9510077762) engaged in the matter. As of 8/11/14 Zurich has paid $12,219 and has $7,322 reserved, the latter of which is subject to change.
Claimant SS filed suit in late 2013 alleging injuries suffered as a result of a 2/25/2011 fall while Claimant was exiting the bathtub. Case is in the investigative stage. As of 8/11/14 Zurich has paid $3,497 and reserves totaling $8,382.
Claimant filed claim 9/14/2012 (Liberty Mutual Claim #P58D00114201) alleging injury after falling 9/11/12. At 8/11/14 Carrier has paid $162.66 and has $487.23 reserved.
Claimant filed a claim (Liberty Mutual Claim #P58D00857601) arising from injuries suffered in a fall while walking on the Pier on 6/14/2014. Liberty Mutual has paid $0 and has $100 reserved.
Claimant filed claim 6/2/14 ( (Liberty Mutual Claim #P58D00825101) alleging a bruised right foot caused by an employee removing a board off the Pier and dropping it on the customer’s foot. At 8/11/14 Liberty Mutual had paid $0 and has $1,500 reserved.
Claimant filed a claim ( (Liberty Mutual Claim #P58D00892401) alleging damage to their vehicle parked outside the Hotel after someone threw candy on it. At 8/11/14 Liberty Mutual has paid $0 and has $1 reserved.
Active Workers Compensation Claims:
Claimant filed claim (Employee Preferred Insurance Company Claim #2013196118) arising from right shoulder strain sustained in a lifting incident on 4/15/13. As of 8/11/14 Employers Preferred has paid $63,590 and has $57,327 reserved, the latter of which is subject to change.
Previously closed Claim that resulted from Claimant fracturing finger on 6/26/14 has been re-opened (Employers Preferred Insurance Company Claim #2014237147). At 8/11/14 Employers Preferred has paid $751 and has $0 reserved.
Former SMB employee Cynthia Weaver is out on Long Term Disability. She went out on 10/03/05 and continues to be out. The LTD carrier has worked with her to get her Social Security Disability (@$752/mo) effective 1/03/07. She is not expected to return to work. For the year 2006, she received $11,421 in LTD benefits. Beginning 1/03/07 and continuing, our LTD carrier commenced @ $262/mo in LTD benefits to Weaver.

4.1.15b
While we have no campsite leases in material default, several campsites have executed leases but incomplete paperwork (e.g. CG213 [tax record], CG217 [tax record], CG219 [tax record, as tax receipt for 2014 is in former Tenant’s name], CG618 [proof of insurance], and CG626 [missing countersignature of Tenant]. See Schedule 4.1.15b.

# SCHEDULE 4.1.3
## FURNITURE, FIXTURES & EQUIPMENT
## As of 8/31/14

As of 9/8/14

| Group | Asset | Property Description | Date Acquired | Asset Life/YRs | Cost | 12/31/2014 End Depr | 12/31/2014 Net Book Value | Serial # | Asset Tag # |
|---|---|---|---|---|---|---|---|---|---|
| **LAND** | | | | | | | | | |
| 150 Land | 1433 | 25.93 ACRES LAND | 1/01/53 | - | 40,382.96 | 0.00 | 40,382.96 | | |
| 150 Land | 1443 | LAND | 7/01/65 | - | 40,278.50 | 0.00 | 40,278.50 | | |
| 150 Land | 1449 | SURVEYING | 12/01/81 | - | 4,461.00 | 0.00 | 4,461.00 | | |
| 150 Land | 1450 | 2/3 ACRE LAND | 12/01/81 | - | 300,065.63 | 0.00 | 300,065.63 | | |
| 150 Land | 1434 | LANDSCAPING | 12/01/83 | - | 1,592.63 | 0.00 | 1,592.63 | | |
| 150 Land | 1451 | LANDSCAPING | 12/01/83 | - | 1,339.40 | 0.00 | 1,339.40 | | |
| 150 Land | 1435 | LANDSCAPING | 10/01/84 | - | 6,147.26 | 0.00 | 6,147.26 | | |
| 150 Land | 1452 | LAND IMPROVEMENTS | 12/01/85 | - | 2,063.02 | 0.00 | 2,063.02 | | |
| 150 Land | 2544 | SHRUBBERY-PAVILION MEETING ROOM | 12/31/87 | - | 1,849.48 | 0.00 | 1,849.48 | | |
| 150 Land | 3471 | LANDSCAPING-CONF. CENTER | 6/01/92 | - | 12,784.05 | 0.00 | 12,784.05 | | |
| 150 Land | 5204 | LANDSCAPING PALMETTO BLDG | 5/01/01 | - | 18,656.51 | 0.00 | 18,656.51 | | |
| 150 Land | 5250 | LANDSCAPING RESERVATION OFFICE | 11/30/01 | - | 30,978.84 | 0.00 | 30,978.84 | | |
| 150 Land | 6202 | LAND-SMB NASH PROPERTY | 12/19/07 | - | 2,250,000.00 | 0.00 | 2,250,000.00 | | |
| **BUILDINGS** | | | | | | | | | |
| 151 Buildings | 3940 | CAFETERIA | 1/01/53 | 51 | 85,158.00 | 85,158.00 | 0.00 | | |
| 151 Buildings | 1459 | CAFETERIA | 12/01/71 | 32 | 368,258.15 | 368,258.15 | 0.00 | | |
| 151 Buildings | 1470 | REGISTRATION BUILDING | 12/01/71 | 40 | 134,821.89 | 134,821.89 | 0.00 | | |
| 151 Buildings | 1463 | PAVILION | 12/01/73 | 20 | 25,153.44 | 25,153.44 | 0.00 | | |
| 151 Buildings | 1477 | GENERAL STORE | 12/01/73 | 33 | 42,254.39 | 42,254.39 | 0.00 | | |
| 151 Buildings | 1488 | DOUBLE ROOMS-BLDG H | 11/01/80 | 33 | 169,437.49 | 169,437.49 | 0.00 | | |
| 151 Buildings | 1473 | HALLMAN HALL | 12/01/81 | 31 | 84,060.19 | 84,060.19 | 0.00 | | |
| 151 Buildings | 1478 | BATHHOUSE | 12/01/83 | 40 | 48,789.80 | 38,422.09 | 10,367.71 | | |
| 151 Buildings | 1474 | RENOVATE REGISTRATION OFFICE | 12/01/86 | 19 | 11,624.56 | 11,624.56 | 0.00 | | |
| 151 Buildings | 2532 | EXTEND EXHAUST HOOD IN COOKING AREA | 12/31/87 | 32 | 12,383.06 | 10,568.95 | 1,814.11 | | |
| 151 Buildings | 2538 | PAVILION RENOVATIONS | 12/31/87 | 32 | 60,232.70 | 51,408.92 | 8,823.78 | | |
| 151 Buildings | 2539 | MEETING ROOM RENOVATIONS | 12/31/87 | 32 | 222,576.32 | 189,969.98 | 32,606.34 | | |
| 151 Buildings | 3472 | CONFERENCE CENTER | 6/01/92 | 32 | 1,433,150.06 | 1,018,465.47 | 414,684.59 | | |
| 151 Buildings | 3404 | OCEAN TOWERS-60 ROOMS | 6/01/92 | 32 | 2,456,502.00 | 1,745,708.60 | 710,793.40 | | |
| 151 Buildings | 4067 | PARKING GARAGE | 5/31/95 | 32 | 1,056,244.65 | 652,817.96 | 403,426.69 | | |
| 151 Buildings | 4082 | LIVE OAKS BUILDING | 5/31/95 | 32 | 8,173,107.81 | 5,051,434.69 | 3,121,673.12 | | |
| 151 Buildings | 4134 | CAFETERIA KITCHEN ADDITION | 6/30/95 | 32 | 65,000.00 | 40,001.63 | 24,998.37 | | |
| 151 Buildings | 4079 | CONFERENCE CENTER | 8/01/95 | 32 | 1,447,605.75 | 883,211.86 | 564,393.89 | | |
| 151 Buildings | 4258 | CAP INTEREST DURING CONST-LIVE OAKS | 1/01/96 | 32 | 275,544.00 | 164,469.89 | 111,074.11 | | |
| 151 Buildings | 4784 | REROOFING LIVE OAKS | 8/23/99 | 32 | 226,990.00 | 109,666.81 | 117,323.19 | | |
| 151 Buildings | 5203 | PALMETTO BLDG 154 RENTAL UNITS | 5/01/01 | 32 | 12,255,223.72 | 5,239,773.69 | 7,015,450.03 | | |
| 151 Buildings | 5288 | CONFERENCE CENTER 3RD FLOOR | 9/14/01 | 32 | 1,619,284.68 | 675,237.46 | 944,047.22 | | |
| 151 Buildings | 5237 | RESERVATION OFFICE RENOVATIONS | 11/30/01 | 32 | 42,348.73 | 17,435.25 | 24,913.48 | | |
| 151 Buildings | 5232 | HALLMAN HOUSE RENOVATIONS | 12/31/01 | 32 | 70,213.21 | 28,721.44 | 41,491.77 | | |

**SCHEDULE 4.1.3, Continued**

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| 151 Buildings | 5490 | NEW CAFETERIA ENTRANCE | 10/01/02 | 32 | 49,319.08 | 18,869.76 | 30,449.32 |
| 151 Buildings | 5566 | MAINGTENANCE BUILDING | 12/31/02 | 32 | 474,605.65 | 179,075.79 | 295,529.86 |
| 151 Buildings | 5928 | IRRIGATION METER 02-142 | 3/31/04 | 7 | 2,820.00 | 2,820.00 | 0.00 |
| 151 Buildings | 5691 | CYPRESS RENOVATION 39 VANITIES | 4/30/04 | 7 | 31,512.00 | 31,512.00 | 0.00 |
| 151 Buildings | 5693 | PALMETTO UPGRADE 60 CLOSET SYSTEMS | 4/30/04 | 7 | 3,580.00 | 3,580.00 | 0.00 |
| 151 Buildings | 5695 | PALMETTO UPGRADE WALLS | 4/30/04 | 7 | 44,354.48 | 44,354.48 | 0.00 |
| 151 Buildings | 5933 | CYPRESS RENOVATION | 4/30/04 | 39 | 740,868.00 | 203,422.14 | 537,445.86 |
| 151 Buildings | 5934 | CYPRESS RENOVATION 39 BATHROOM VANITIES | 4/30/04 | 7 | 42,438.76 | 42,438.76 | 0.00 |
| 151 Buildings | 5927 | HARBOR OAKS RENOVATION | 6/30/04 | 10 | 13,700.26 | 13,700.26 | 0.00 |
| 151 Buildings | 6559 | LIVE OAK-CEILING TILES IN ROOMS REMODEL | 3/23/12 | 15 | 91,947.72 | 15,324.62 | 76,623.10 |
| 151 Buildings | 6557 | LIVE OAK-TILE IN ROOMS REMODEL | 3/30/12 | 15 | 284,464.24 | 47,410.70 | 237,053.54 |
| 151 Buildings | 6560 | LIVE OAK-CABINETS IN ROOMS REMODEL | 4/13/12 | 15 | 206,364.40 | 34,394.07 | 171,970.33 |
| 151 Buildings | 6561 | LIVE OAK-CAN LIGHTS & ELECTRICAL REMODEL | 6/01/12 | 15 | 98,813.14 | 16,468.85 | 82,344.29 |
| 151 Buildings | 6562 | LIVE OAK-GRANITE COUNTER TOPS | 6/22/12 | 15 | 252,741.91 | 42,123.65 | 210,618.26 |
| 151 Buildings | 6563 | PALMETTO-GRANITE COUNTER TOPS | 6/22/12 | 15 | 163,538.89 | 27,256.48 | 136,282.41 |
| 151 Buildings | 6564 | TOWERS-GRANITE COUNTER TOPS | 6/22/12 | 15 | 84,513.95 | 14,085.65 | 70,428.30 |
| 151 Buildings | 6556 | LIVE OAK-RESTROOM REMODEL | 6/28/12 | 15 | 28,651.64 | 4,775.27 | 23,876.37 |
| 151 Buildings | 6558 | LIVE OAK-CARPET IN ROOMS REMODEL | 6/28/12 | 10 | 178,399.77 | 44,599.95 | 133,799.82 |
| 151 Buildings | 6527 | MARLINS RESTROOMS-PARTITIONS,GRANITE TOPS | 6/30/12 | 15 | 20,670.39 | 3,445.07 | 17,225.32 |
| 151 Buildings | 6565 | LIVE OAK-TUBS & SURROUNDS REMODEL | 12/31/12 | 15 | 184,094.07 | 30,682.35 | 153,411.72 |
| 151 Buildings | 6566 | PALMETTO-TUBS & SURROUNDS REMODEL | 12/31/12 | 15 | 119,119.69 | 19,853.28 | 99,266.41 |
| 151 Buildings | 6567 | TOWERS-TUBS & SURROUNDS REMODEL | 12/31/12 | 15 | 46,410.27 | 7,735.05 | 38,675.22 |
| 151 Buildings | 6657 | LOBBY RENOVATION-COUNTER,TOP, CABINETS,TILE, | 1/31/13 | 15 | 44,741.58 | 4,474.16 | 40,267.42 |
| 151 Buildings | 6684 | LIVE OAKS (238)-BALCONY DOORS,SWEEPS,THRESHLD | 1/31/14 | 15 | 255,041.97 | 8,501.40 | 246,540.57 |
| 151 Buildings | 6685 | TOWERS (60)-BALCONY DOORS,SWEEPS,THRESHLD | 1/31/14 | 15 | 64,296.30 | 2,143.21 | 62,153.09 |
| 151 Buildings | 6686 | MARLIN'S DECK EXPANSION | 6/30/14 | 15 | 33,520.17 | 1,117.34 | 32,402.83 |
| **DRIVEWAY, CURB, PARKING LOTS** | | | | | | | |
| 153 Driveway, Curb, PrkLt | 1502 | ROADS & PARKING | 12/01/72 | 20 | 2,094.00 | 2,094.00 | 0.00 |
| 153 Driveway, Curb, PrkLt | 1503 | PAVING | 12/01/73 | 20 | 2,100.00 | 2,100.00 | 0.00 |
| 153 Driveway, Curb, PrkLt | 1496 | PAVE PARKING LOT | 12/01/85 | 20 | 5,229.00 | 5,229.00 | 0.00 |
| 153 Driveway, Curb, PrkLt | 1512 | PAVING | 4/01/86 | 19 | 11,188.00 | 11,188.00 | 0.00 |
| 153 Driveway, Curb, PrkLt | 2731 | PAVE PARKING LOT AT HALLMAN HOUSE | 12/30/89 | 15 | 4,606.10 | 4,606.10 | 0.00 |
| 153 Driveway, Curb, PrkLt | 3293 | PIER PAVING | 5/31/91 | 15 | 29,019.48 | 29,019.48 | 0.00 |
| 153 Driveway, Curb, PrkLt | 3473 | SIDEWALKS | 6/01/92 | 15 | 3,625.50 | 3,625.50 | 0.00 |
| 153 Driveway, Curb, PrkLt | 4113 | CONCRETE RAMPS | 8/09/95 | 15 | 934.11 | 934.11 | 0.00 |
| 153 Driveway, Curb, PrkLt | 4657 | CAFETERIA SIDEWALK | 4/01/99 | 15 | 1,361.47 | 1,361.47 | 0.00 |
| 153 Driveway, Curb, PrkLt | 5206 | WALKWAY | 5/01/01 | 15 | 3,638.26 | 3,274.43 | 363.83 |
| 153 Driveway, Curb, PrkLt | 5471 | WALKWAY REG OFFICE | 2/27/02 | 15 | 1,150.00 | 958.37 | 191.63 |
| 153 Driveway, Curb, PrkLt | 5443 | SIDEWALK | 10/15/02 | 15 | 2,432.00 | 2,026.63 | 405.37 |
| 153 Driveway, Curb, PrkLt | 5683 | CONCRETE WORK-MAINTENANCE BLDG | 3/26/03 | 15 | 6,797.10 | 5,211.11 | 1,585.99 |
| 153 Driveway, Curb, PrkLt | 5689 | CLEARING & GRADING | 4/25/03 | 15 | 40,343.78 | 30,930.28 | 9,413.50 |
| 153 Driveway, Curb, PrkLt | 5687 | PARKING LOT MAINTENANCE FACILITY | 5/25/03 | 15 | 66,808.25 | 51,219.62 | 15,588.63 |
| 153 Driveway, Curb, PrkLt | 5929 | SEC 3 SIDEWALK | 4/30/04 | 15 | 3,185.00 | 2,229.47 | 955.53 |
| 153 Driveway, Curb, PrkLt | 5758 | HANDICAP RAMP | 4/30/04 | 7 | 4,250.00 | 4,250.00 | 0.00 |
| 153 Driveway, Curb, PrkLt | 5759 | HANDICAP RAMP | 4/30/04 | 7 | 3,000.00 | 3,000.00 | 0.00 |

**SCHEDULE 4.1.3, Continued**

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| 153 Driveway, Curb, PrkLt | 6301 | CONCRETE SIDEWALK - SPRINGMAID BEACH | 1/31/09 | 15 | 5,748.75 | 2,107.88 | 3,640.87 |
| 153 Driveway, Curb, PrkLt | 6418 | REPAVE LIVE OAK ASPHALT 6300 SQ YDS | 2/21/11 | 15 | 50,000.00 | 11,666.66 | 38,333.34 |
| 153 Driveway, Curb, PrkLt | 6481 | NASH AREA-CONCRETE PADS (11) | 2/29/12 | 15 | 19,635.00 | 3,272.50 | 16,362.50 |
| **FENCES & GATES** | | | | | | | |
| 157 Fences, Gates | 2715 | EXTEND FENCE BEHIND MULTI-PURPOSE BLDG. | 6/30/88 | 15 | 1,050.00 | 1,050.00 | 0.00 |
| 157 Fences, Gates | 3110 | FENCE | 3/23/90 | 15 | 2,855.00 | 2,855.00 | 0.00 |
| 157 Fences, Gates | 3111 | FENCE | 5/25/90 | 15 | 5,425.00 | 5,425.00 | 0.00 |
| 157 Fences, Gates | 4080 | FENCE CONF CENTER | 8/01/95 | 15 | 1,275.00 | 1,275.00 | 0.00 |
| 157 Fences, Gates | 5290 | FENCE | 8/30/01 | 15 | 7,276.83 | 6,549.12 | 727.71 |
| 157 Fences, Gates | 5253 | FENCE RES OFFICE | 11/30/01 | 15 | 32,997.91 | 29,698.11 | 3,299.80 |
| 157 Fences, Gates | 5230 | FENCE HALLMAN HOUSE | 12/31/01 | 15 | 1,735.00 | 1,561.54 | 173.46 |
| 157 Fences, Gates | 5491 | SPLIT RAIL FENCE | 10/01/02 | 15 | 531.83 | 443.25 | 88.58 |
| 157 Fences, Gates | 5515 | METRO FENCE | 10/01/02 | 15 | 44,265.35 | 36,887.75 | 7,377.60 |
| 157 Fences, Gates | 5516 | FENCE HALLMAN HOUSE | 10/01/02 | 15 | 2,629.41 | 2,191.13 | 438.28 |
| 157 Fences, Gates | 5780 | POOL FENCE | 4/30/04 | 7 | 33,000.00 | 33,000.00 | 0.00 |
| 157 Fences, Gates | 6484 | NASH-FENCE 426 L FT BLACK CHAIN LINK,GATES | 3/04/12 | 7 | 8,400.00 | 3,000.00 | 5,400.00 |
| 157 Fences, Gates | 6661 | FENCE - DUMPSTER AROUND MARLINS | 4/10/13 | 15 | 6,728.58 | 672.86 | 6,055.72 |
| 157 Fences, Gates | 6637 | POOL DECK GATES (10) W/FIBERGLASS PLATE | 5/16/13 | 7 | 14,746.00 | 3,159.86 | 11,586.14 |
| **WATER, POWER, & SEWER** | | | | | | | |
| 159 Water, Power, Sewer | 1525 | POWER LINES | 2/08/71 | 20 | 1,740.00 | 1,740.00 | 0.00 |
| 159 Water, Power, Sewer | 1526 | WATER | 12/01/72 | 20 | 421.02 | 421.02 | 0.00 |
| 159 Water, Power, Sewer | 1527 | PAVILION WIRING | 12/01/73 | 20 | 398.00 | 398.00 | 0.00 |
| 159 Water, Power, Sewer | 1535 | WATER POWER SEWER LINES | 12/01/73 | 20 | 9,613.19 | 9,613.19 | 0.00 |
| 159 Water, Power, Sewer | 1531 | CAMP SITES | 12/01/81 | 20 | 59,513.07 | 59,513.07 | 0.00 |
| 159 Water, Power, Sewer | 1532 | 29 CAMPSITES | 12/01/83 | 20 | 90,995.08 | 90,995.08 | 0.00 |
| 159 Water, Power, Sewer | 1533 | CAMP SITES | 12/01/86 | 19 | 73,182.67 | 73,182.67 | 0.00 |
| 159 Water, Power, Sewer | 2542 | WATER POWER SEWER-PAVILION | 12/31/87 | 15 | 1,883.12 | 1,883.12 | 0.00 |
| 159 Water, Power, Sewer | 2543 | WATER POWER SEWER-MEETING ROOM | 12/31/87 | 15 | 1,625.43 | 1,625.43 | 0.00 |
| 159 Water, Power, Sewer | 2714 | REWIRE CAMPGROUND SECTION 5 | 3/31/88 | 15 | 20,792.33 | 20,792.33 | 0.00 |
| 159 Water, Power, Sewer | 2745 | CAMPSITES-36 | 6/30/89 | 15 | 91,209.88 | 91,209.88 | 0.00 |
| 159 Water, Power, Sewer | 2733 | IND. POWER METERS-SITES IN SEC. IV | 12/30/89 | 15 | 11,388.94 | 11,388.94 | 0.00 |
| 159 Water, Power, Sewer | 3214 | IRRIGATION SYSTEM | 5/25/90 | 15 | 28,548.62 | 28,548.62 | 0.00 |
| 159 Water, Power, Sewer | 3235 | PIER-LIGHTING | 3/31/91 | 15 | 3,046.43 | 3,046.43 | 0.00 |
| 159 Water, Power, Sewer | 3468 | IRRIGATION SYSTEM CONF. CENTER | 6/01/92 | 15 | 14,246.50 | 14,246.50 | 0.00 |
| 159 Water, Power, Sewer | 3474 | CONF. CENTER-WATER SEWER POWER | 6/01/92 | 15 | 3,202.52 | 3,202.52 | 0.00 |
| 159 Water, Power, Sewer | 3405 | OCEAN TOWERS-WATER POWER SEWER | 6/01/92 | 32 | 6,453.54 | 4,586.11 | 1,867.43 |
| 159 Water, Power, Sewer | 4083 | LIVE OAKS IRRIGATION SYSTEM | 5/31/95 | 15 | 17,907.58 | 17,907.58 | 0.00 |
| 159 Water, Power, Sewer | 5205 | IRRIGATION SYSTEM | 5/01/01 | 15 | 9,876.15 | 8,888.54 | 987.61 |
| 159 Water, Power, Sewer | 5447 | IRRIGATION SYSTEM | 5/31/02 | 15 | 5,469.14 | 4,557.62 | 911.52 |
| 159 Water, Power, Sewer | 6482 | NASH AREA-RUN SEWER PIPES & WATER | 2/09/12 | 15 | 4,800.00 | 800.00 | 4,000.00 |
| 159 Water, Power, Sewer | 6483 | NASH AREA-WIRING FOR 11 CAMPSITES | 3/13/12 | 15 | 16,972.59 | 2,828.77 | 14,143.82 |
| 159 Water, Power, Sewer | 6696 | MARLINS ELECTRICAL UPGRADE-PANEL, BOXES | 2/05/14 | 15 | 42,744.00 | 1,424.80 | 41,319.20 |
| 159 Water, Power, Sewer | 6691 | BARNACLES-NATURAL GAS LINE | 3/28/14 | 15 | 4,346.40 | 144.88 | 4,201.52 |

**SCHEDULE 4.1.3, Continued**

| | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| **BOAT LANDING, BRIDGES** | | | | | | | | | |
| 161 Boat Landing, Bridge | 1537 | TACKLE SHOP & RESTAURANT | 11/30/77 | 15 | 148,269.29 | 148,269.29 | 0.00 | | |
| 161 Boat Landing, Bridge | 3236 | PIER | 3/31/91 | 32 | 788,051.59 | 591,299.26 | 196,752.33 | | |
| 161 Boat Landing, Bridge | 3931 | PIER ADDITION | 5/01/94 | 32 | 183,057.19 | 118,950.89 | 64,106.30 | | |
| 161 Boat Landing, Bridge | 5819 | SMB PIER RENOVATIONS | 3/31/04 | 39 | 61,377.82 | 16,983.82 | 44,394.00 | | |
| **VEHICLES** | | | | | | | | | |
| 163 Vehicles | 4583 | 98 DODGE TRUCK 3B7HC16Y6WM257344 | 3/27/98 | 5 | 18,190.00 | 18,190.00 | 0.00 | | 16-4939 |
| 163 Vehicles | 4582 | 98 DODGE #2B5WB35YXWK132381 | 4/14/98 | 5 | 26,229.00 | 26,229.00 | 0.00 | | 16-4938 |
| 163 Vehicles | 6071 | 2006 GMC PICKUP TRUCK 3GTEC14X76G212358 | 3/07/06 | 4 | 14,165.12 | 14,165.12 | 0.00 | 3GTEC14X76G212358 | 449UYS |
| **OFFICE EQUIPMENT** | | | | | | | | | |
| 167 Office Equip | 5240 | 5 DRAWER FILE | 11/30/01 | 5 | 818.99 | 818.99 | 0.00 | | |
| 167 Office Equip | 5245 | THREE (3) DESKS | 11/30/01 | 5 | 1,647.00 | 1,647.00 | 0.00 | | |
| 167 Office Equip | 5820 | 4 DRAWER 42 W LATERAL FILE LT GREY | 11/12/04 | 5 | 543.95 | 543.95 | 0.00 | | |
| 167 Office Equip | 5764 | DELPHI UPGRADE | 12/31/04 | 5 | 2,102.50 | 2,102.50 | 0.00 | | |
| 167 Office Equip | 5794 | DELPHI UPGRADE | 12/31/04 | 5 | 8,316.75 | 8,316.75 | 0.00 | | |
| 167 Office Equip | 6067 | SERVER-HP PROLIANT DL360 G4 XEON-3GHZ HP | 12/31/05 | 3 | 13,338.49 | 13,338.49 | 0.00 | USM54701D4 | |
| 167 Office Equip | 6072 | WATER HEATER NAT GAS | 6/19/06 | 7 | 2,790.91 | 2,790.91 | 0.00 | T1110273 | |
| 167 Office Equip | 6091 | SERVER V1 INTERFACE | 8/04/06 | 3 | 5,705.96 | 5,705.96 | 0.00 | USM62101UP | |
| 167 Office Equip | 6306 | SMB SERVER - HP PROLIANT DL380 | 3/16/09 | 5 | 7,072.85 | 7,072.85 | 0.00 | | |
| 167 Office Equip | 6326 | WIRELESS EQUIPMENT - SPRINGMAID BEACH | 7/24/09 | 5 | 81,874.47 | 81,874.47 | 0.00 | | |
| 167 Office Equip | 6365 | COMPUTER NETWORK BACK UPS - SMB | 2/23/10 | 5 | 3,300.31 | 2,970.27 | 330.04 | | |
| 167 Office Equip | 6373 | VCTV MEDIA CENTER - SPRINGMAID BEACH | 7/02/10 | 5 | 8,089.20 | 7,280.28 | 808.92 | | |
| 167 Office Equip | 6374 | SERVER - HP PROLIANT DL385 - SMB | 11/30/10 | 5 | 13,544.92 | 12,190.41 | 1,354.51 | 2M20420254 | |
| 167 Office Equip | 6420 | V1 SERVER-HP SD DL385 G7 6134 | 11/18/11 | 3 | 6,012.44 | 6,012.44 | 0.00 | | |
| 167 Office Equip | 6658 | SMB-WIRELESS SYSTEM INFRASTRUCTURE ENHANCEMNT | 2/28/13 | 5 | 23,428.89 | 7,028.67 | 16,400.22 | | |
| 167 Office Equip | 6687 | NETWORK SWITCH REPLACEMENT & UPGRADE | 2/04/14 | 3 | 19,969.00 | 3,328.17 | 16,640.83 | | |
| **MOTORIZED EQUIPMENT** | | | | | | | | | |
| 169 Motorized Equip | 2992 | DUMP TRAILER 6FT | 4/30/90 | 7 | 3,400.00 | 3,400.00 | 0.00 | | 16-4467 |
| 169 Motorized Equip | 3826 | 5HP COMPRESSOR | 3/18/94 | 7 | 798.00 | 798.00 | 0.00 | | 16-4793 |
| 169 Motorized Equip | 5514 | CLUB CAR #AG9616-495861 | 10/01/02 | 5 | 1,425.00 | 1,425.00 | 0.00 | | |
| 169 Motorized Equip | 6247 | GOLF CART - BESTWAY BRO8 | 12/02/08 | 5 | 2,461.00 | 2,461.00 | 0.00 | 2258953 | |
| 169 Motorized Equip | 6249 | GOLF CART - BESTWAY BRO8 | 12/02/08 | 5 | 2,461.00 | 2,461.00 | 0.00 | 2258987 | |
| 169 Motorized Equip | 6324 | SMB UTILITY VEHICLE - 2006 MPT1200G | 9/28/09 | 7 | 3,566.49 | 2,802.25 | 764.24 | | |
| 169 Motorized Equip | 6358 | UTILITY VEHICLE - 2007 MPT 1200G - SMB | 8/04/10 | 5 | 3,726.00 | 3,353.40 | 372.60 | | |
| 169 Motorized Equip | 6422 | 2008 48 FAIRPLAY 4.0 GOLF CART | 10/07/11 | 5 | 972.00 | 680.40 | 291.60 | LE8FKGT1481807119 | |
| 169 Motorized Equip | 6423 | 2008 48 FAIRPLAY 4.0 GOLF CART | 10/07/11 | 5 | 972.00 | 680.40 | 291.60 | LE8FKGT1X81807125 | |
| 169 Motorized Equip | 6427 | 2008 48 FAIRPLAY 4.0 GOLF CART | 10/07/11 | 5 | 972.00 | 680.40 | 291.60 | LE8FKGT1081807120 | |
| 169 Motorized Equip | 6428 | 2008 48 FAIRPLAY 4.0 GOLF CART | 10/07/11 | 5 | 972.00 | 680.40 | 291.60 | LE8FKGT1181807126 | |
| 169 Motorized Equip | 6429 | 2008 48 FAIRPLAY 4.0 GOLF CART | 10/07/11 | 5 | 972.00 | 680.40 | 291.60 | LE8FKGT1281807121 | |
| 169 Motorized Equip | 6430 | 2008 48 FAIRPLAY 4.0 GOLF CART | 10/07/11 | 5 | 972.00 | 680.40 | 291.60 | LE8FKGT1181807112 | |
| **RECREATIONAL EQUIPMENT** | | | | | | | | | |
| 171 Recreational Equip | 6410 | FITNESS CENTER FLOORING | 11/15/11 | 7 | 1,500.00 | 750.01 | 749.99 | | |

**SCHEDULE 4.1.3, Continued**

| | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| 171 Recreational Equip | 6488 | TUFFSTUFF FITNESS CTS-100EX TREADMILL | 2/15/12 | 7 | 4,154.92 | 1,483.90 | 2,671.02 | | |
| 171 Recreational Equip | 6489 | TUFFSTUFF FITNESS CTS-100EX TREADMILL | 2/15/12 | 7 | 4,154.92 | 1,483.90 | 2,671.02 | | |
| 171 Recreational Equip | 6490 | TUFFSTUFF FITNESS CTS-100EX TREADMILL | 2/15/12 | 7 | 4,154.92 | 1,483.90 | 2,671.02 | | |
| 171 Recreational Equip | 6491 | TUFFSTUFF FITNESS CTS-375EL ELLIP CROSSTRAINR | 2/15/12 | 7 | 3,776.92 | 1,348.90 | 2,428.02 | | |
| 171 Recreational Equip | 6492 | TUFFSTUFF FITNESS CTS-375EL ELLIP CROSSTRAINR | 2/15/12 | 7 | 3,776.92 | 1,348.90 | 2,428.02 | | |
| 171 Recreational Equip | 6493 | TUFFSTUFF FITNESS CTS-325RB RECUMBENT BIKE | 2/15/12 | 7 | 2,320.92 | 828.90 | 1,492.02 | | |
| **OTHER EQUIPMENT - CONFERENCE CENTER & MARLINS** | | | | | | | | | |
| 173 Equip Other | 1583 | SINK | 2/01/72 | 10 | 380.00 | 380.00 | 0.00 | | 16-3812 |
| 173 Equip Other | 2290 | KAWAI STUDIO PIANO UST-7 | 7/03/87 | 4 | 3,240.00 | 3,240.00 | 0.00 | | 16-4416 |
| 173 Equip Other | 3653 | NATURAL GAS RANGE 93A66706 | 1/20/93 | 7 | 2,755.00 | 2,755.00 | 0.00 | | 16 4735 |
| 173 Equip Other | 4118 | GRIDDLE | 1/13/95 | 7 | 5,178.31 | 5,178.31 | 0.00 | | |
| 173 Equip Other | 4119 | ICE MACHINE | 1/13/95 | 7 | 4,306.62 | 4,306.62 | 0.00 | | |
| 173 Equip Other | 4120 | CONVECTION OVEN GAS | 1/13/95 | 7 | 6,727.68 | 6,727.68 | 0.00 | | |
| 173 Equip Other | 4122 | PAN-BRAISING GAS GROEN | 1/13/95 | 7 | 6,585.50 | 6,585.50 | 0.00 | | |
| 173 Equip Other | 4123 | 36 RESTAURANT RANGE | 1/13/95 | 7 | 1,601.97 | 1,601.97 | 0.00 | | |
| 173 Equip Other | 4125 | STORAGE SHELVING | 1/13/95 | 7 | 1,801.32 | 1,801.32 | 0.00 | | |
| 173 Equip Other | 4126 | POT SCRUBBING SINK | 1/13/95 | 7 | 10,220.07 | 10,220.07 | 0.00 | | |
| 173 Equip Other | 4127 | SINK-VEGETABLE PREP | 1/13/95 | 7 | 1,532.24 | 1,532.24 | 0.00 | | |
| 173 Equip Other | 4112 | COMPLETE HOOD SYSTEM | 1/20/95 | 7 | 13,850.00 | 13,850.00 | 0.00 | | |
| 173 Equip Other | 4025 | OVERHEAD MIRROR | 2/20/95 | 7 | 1,943.83 | 1,943.83 | 0.00 | | |
| 173 Equip Other | 4109 | WALK IN COOLER/FREEZER 10X26X7 | 2/22/95 | 7 | 23,704.00 | 23,704.00 | 0.00 | | |
| 173 Equip Other | 4020 | 30X30 DANCE FLOOR | 4/20/95 | 7 | 6,142.50 | 6,142.50 | 0.00 | | |
| 173 Equip Other | 4081 | BRONZE PLAQUE | 8/01/95 | 7 | 3,804.35 | 3,804.35 | 0.00 | | |
| 173 Equip Other | 4602 | THREE DISH CADDIES | 9/24/98 | 7 | 1,019.55 | 1,019.55 | 0.00 | | |
| 173 Equip Other | 5165 | INSULATED HOLDING CABINET | 5/10/01 | 7 | 3,700.00 | 3,700.00 | 0.00 | | |
| 173 Equip Other | 5450 | DISPLAY CASE | 3/08/02 | 7 | 7,600.00 | 7,600.00 | 0.00 | | |
| 173 Equip Other | 5494 | INSULATED HOLDING CABINET | 10/01/02 | 7 | 1,859.13 | 1,859.13 | 0.00 | | |
| 173 Equip Other | 5497 | NATURAL GAS WATER HEATER | 10/01/02 | 7 | 5,491.19 | 5,491.19 | 0.00 | | |
| 173 Equip Other | 5505 | 6500 WATT GENERATOR | 10/01/02 | 7 | 626.85 | 626.85 | 0.00 | | |
| 173 Equip Other | 5567 | 21' CABINETS | 1/30/03 | 7 | 1,078.00 | 1,078.00 | 0.00 | | |
| 173 Equip Other | 5686 | I-R DRYER #2360970002 | 1/31/03 | 7 | 1,024.98 | 1,024.98 | 0.00 | | |
| 173 Equip Other | 5684 | ONE 6' FULL VIEW SHOWCASES | 3/04/03 | 7 | 354.75 | 354.75 | 0.00 | | |
| 173 Equip Other | 5677 | ICE MACHINE #N53045C | 6/18/03 | 7 | 4,666.20 | 4,666.20 | 0.00 | | |
| 173 Equip Other | 5932 | L96-057 PD100AA0111 UNIT HEATER | 2/12/04 | 7 | 572.83 | 572.83 | 0.00 | | |
| 173 Equip Other | 5916 | 754 SOFT ICE CREAM MACHINE ABC-12353 | 5/03/04 | 7 | 1,575.00 | 1,575.00 | 0.00 | | |
| 173 Equip Other | 5931 | FUEL TANKS | 6/12/04 | 7 | 900.00 | 900.00 | 0.00 | | |
| 173 Equip Other | 6073 | CONVECTION OVEN GAS | 5/23/06 | 7 | 7,917.00 | 7,917.00 | 0.00 | 48-1559725, 48-1559719 | |
| 173 Equip Other | 6132 | MODEL 1701 AUTO SPEED SRUBBER 17" | 12/15/06 | 7 | 4,549.60 | 4,549.60 | 0.00 | 608337-10311494 | |
| 173 Equip Other | 6369 | A/C UNIT AT MARLIN'S - SMB | 7/13/10 | 7 | 8,003.72 | 5,145.25 | 2,858.47 | U240717570 | |
| 173 Equip Other | 6370 | A/C UNIT AT MARLIN'S - SMB | 7/13/10 | 7 | 8,003.72 | 5,145.25 | 2,858.47 | U240717571 | |
| 173 Equip Other | 6359 | SMB CONFERENCE CTR 10 TON HEAT PUMP W/ AC | 9/09/10 | 7 | 9,596.17 | 6,168.96 | 3,427.21 | G101340062 & U101506780 | |
| 173 Equip Other | 6360 | SMB CONFERENCE CTR 10 TON HEAT PUMP W/ AC | 9/09/10 | 7 | 9,596.17 | 6,168.96 | 3,427.21 | G102010047 & U102211820 | |
| 173 Equip Other | 6417 | DESIGNER LINE REFRIGERATOR WALK-IN | 2/14/11 | 7 | 18,412.14 | 9,206.08 | 9,206.06 | | |
| 173 Equip Other | 6411 | CONVECTION STEAMER GAS-MARLINS | 3/08/11 | 7 | 18,411.27 | 9,205.63 | 9,205.64 | 020411S7013-0775 | |
| 173 Equip Other | 6412 | ICE MAKER CUBE-STYLE W/BIN | 4/04/11 | 7 | 11,209.32 | 5,604.66 | 5,604.66 | A00077C & D16803 | |

**SCHEDULE 4.1.3, Continued**

| | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| 173 Equip Other | 6494 | WALK-IN NORLAKE REFRIGERATION-CC 1ST FLR | 1/17/12 | 7 | 7,120.54 | 2,543.05 | 4,577.49 | 12010719/12010313 | |
| 173 Equip Other | 6495 | COMBITHERM OVEN GAS W ROLL IN CART-MARLINS | 1/17/12 | 7 | 43,453.22 | 15,519.00 | 27,934.22 | 1027878-000 | |
| 173 Equip Other | 6498 | X13AE-1 FOOD SLICER 13IN TABLE MOUNT-MARLINS | 2/09/12 | 7 | 4,517.55 | 1,613.40 | 2,904.15 | 371006840 | |
| 173 Equip Other | 6509 | MARLINS-MAJESTIC SERIES MILK DISPENSER REFRIG | 4/27/12 | 7 | 1,761.57 | 629.13 | 1,132.44 | NBBK04394A | |
| 173 Equip Other | 6510 | MARLINS-MAJESTIC SERIES MILK DISPENSER REFRIG | 4/27/12 | 7 | 1,761.57 | 629.13 | 1,132.44 | NBCB06361A | |
| 173 Equip Other | 6514 | MARLINS-(2) 12.5 TON AC UNITS | 5/03/12 | 7 | 12,835.80 | 4,584.22 | 8,251.58 | G121350261 G121350262 | |
| 173 Equip Other | 6516 | CONF CTR-RT HP 13S 4TON 230/3 AC UNIT | 8/14/12 | 7 | 4,459.40 | 1,592.65 | 2,866.75 | C122750340 | |
| 173 Equip Other | 6517 | CONF CTR-RT HP 13S 4TON 230/3 AC UNIT | 8/14/12 | 7 | 4,459.40 | 1,592.65 | 2,866.75 | C122750341 | |
| 173 Equip Other | 6518 | CONF CTR-RT HP 13S 4TON 230/3 AC UNIT | 8/14/12 | 7 | 4,459.40 | 1,592.65 | 2,866.75 | C122750342 | |
| 173 Equip Other | 6519 | CONF CTR-RT HP 13S 4TON 230/3 AC UNIT | 8/14/12 | 7 | 4,459.40 | 1,592.65 | 2,866.75 | C122750344 | |
| 173 Equip Other | 6520 | CONF CTR-RT HP 13S 4TON 230/3 AC UNIT | 8/14/12 | 7 | 4,459.40 | 1,592.65 | 2,866.75 | C122750345 | |
| 173 Equip Other | 6521 | BOARD ROOM-(2) PKG HP 230/3 5 TON MS AC UNITS | 8/30/12 | 7 | 9,823.60 | 3,508.43 | 6,315.17 | C122575603 G113030294 | |
| 173 Equip Other | 6647 | CONF CTR-AUDIO VISUAL SYSTEM | 2/26/13 | 7 | 78,500.22 | 16,821.48 | 61,678.74 | | |
| 173 Equip Other | 6662 | REID CENTER COURTYARD & FOUNTAIN | 4/30/13 | 15 | 90,894.89 | 9,089.49 | 81,805.40 | | |
| 173 Equip Other | 6655 | CONF CNTR-(4) 10TON HEAT PUMP 230/AIR HANDLER | 7/31/13 | 7 | 37,615.00 | 8,060.36 | 29,554.64 | | |
| 173 Equip Other | 6654 | MARLINS-AC 10.8E 15T 2C 230;SN P132501876 | 8/09/13 | 7 | 11,510.08 | 2,466.45 | 9,043.63 | | |
| 173 Equip Other | 6697 | CONF CTR-5 TON 13 SEER PKG HEAT PUMP W/R410A | 3/31/14 | 7 | 21,552.29 | 1,539.45 | 20,012.84 | | |
| 173 Equip Other | 6698 | CONF CTR-7.5 TON PKG HEAT PUMP W/R410A | 3/31/14 | 7 | 9,372.59 | 669.47 | 8,703.12 | Q6F110402575 | |
| 173 Equip Other | 6699 | CONF CTR-10 TON 11EER HEAT PUMP COND W/R410A | 3/31/14 | 7 | 26,473.41 | 1,890.96 | 24,582.45 | B5SM120JA | |
| 173 Equip Other | 6675 | MARLINS-HEATED BANQUET CART CARTER-HOFF BB120 | 5/30/14 | 7 | 4,038.82 | 288.49 | 3,750.33 | | |
| 173 Equip Other | 6703 | MARLINS-SOLSTICE FRYER GAS HEAVY DUTY FLOOR | 8/07/14 | 7 | 21,416.92 | 1,529.78 | 19,887.14 | #N/A | #N/A |
| **OTHER EQUIPMENT - HARBOR OAKS** | | | | | | | | | |
| 173 Equip Other | 5925 | HANDICAP RAMP | 3/25/04 | 7 | 600.00 | 600.00 | 0.00 | | |
| 173 Equip Other | 6157 | POPCORN MACHINE ECONO POP-14-2121 EP14-15767 | 1/11/07 | 5 | 1,200.00 | 1,200.00 | 0.00 | EP14-15767 | |
| **OTHER EQUIPMENT - CAMPSITES** | | | | | | | | | |
| 173 Equip Other | 5970 | PUMP PIRAHNA GRINDER 2 HP | 3/31/05 | 7 | 3,181.82 | 3,181.82 | 0.00 | | |
| 173 Equip Other | 6419 | TRACTOR 2008 NEW HOLLAND B95TC 4WD-BUCKT&FORK | 8/02/11 | 7 | 42,800.00 | 21,400.01 | 21,399.99 | 31059739 | |
| **OTHER EQUIPMENT - ROOMS & HOUSEKEEPING** | | | | | | | | | |
| 173 Equip Other | 3400 | POST HYDRANT-TOWERS | 6/01/92 | 7 | 395.78 | 395.78 | 0.00 | | |
| 173 Equip Other | 3517 | HUEBSCH GAS DRYER #KTC9208027688 | 11/09/92 | 7 | 4,490.00 | 4,490.00 | 0.00 | | 16-4681 |
| 173 Equip Other | 4601 | ICE MACHINE | 11/30/98 | 7 | 3,788.17 | 3,788.17 | 0.00 | | 16-4963 |
| 173 Equip Other | 4675 | CISSELL DRYER | 3/05/99 | 7 | 5,045.14 | 5,045.14 | 0.00 | | 16-4970 |
| 173 Equip Other | 4666 | GAS HOT WATER HEATER | 9/08/99 | 7 | 1,995.00 | 1,995.00 | 0.00 | | |
| 173 Equip Other | 5148 | LIVE OAKS AWNING | 5/16/01 | 7 | 14,731.44 | 14,731.44 | 0.00 | | |
| 173 Equip Other | 5219 | TELEPHONE SYSTEM | 9/01/01 | 7 | 115,614.44 | 115,614.44 | 0.00 | | |
| 173 Equip Other | 5158 | PLANTERS & ASPHALT BEDS | 10/31/01 | 7 | 5,707.64 | 5,707.64 | 0.00 | | |
| 173 Equip Other | 5160 | TWO (2) COMPUTER RACKS | 12/19/01 | 7 | 1,886.17 | 1,886.17 | 0.00 | | |
| 173 Equip Other | 5426 | COMPUTER RACK | 1/03/02 | 7 | 1,200.00 | 1,200.00 | 0.00 | | |
| 173 Equip Other | 5428 | TELEPHONE SYSTEM | 3/28/02 | 7 | 44,335.71 | 44,335.71 | 0.00 | | |
| 173 Equip Other | 5430 | 199000 BTU GAS WATER HEATER | 7/29/02 | 7 | 2,598.75 | 2,598.75 | 0.00 | | |
| 173 Equip Other | 5503 | 120 LB NATURAL GAS DRYER | 10/01/02 | 7 | 6,717.00 | 6,717.00 | 0.00 | | |
| 173 Equip Other | 5651 | TOWEL FOLDER | 5/30/03 | 7 | 22,575.00 | 22,575.00 | 0.00 | | |
| 173 Equip Other | 5664 | 80 GAL 120000 BTU WATER HEATER | 10/13/03 | 7 | 3,473.00 | 3,473.00 | 0.00 | | |

**SCHEDULE 4.1.3, Continued**

| | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| 173 Equip Other | 5668 | COMPOUND MITER SAW | 11/21/03 | 7 | 839.32 | 839.32 | 0.00 | |
| 173 Equip Other | 5669 | 100 GAL 199000 BTU NAT GAS WATER HEATER | 12/31/03 | 7 | 2,648.00 | 2,648.00 | 0.00 | |
| 173 Equip Other | 5705 | 6000 LB CAP JET PALLET | 1/28/04 | 7 | 467.96 | 467.96 | 0.00 | |
| 173 Equip Other | 5707 | CYPRESS RENOVATION FIRE ALARM SYSTEM | 4/30/04 | 7 | 12,800.00 | 12,800.00 | 0.00 | |
| 173 Equip Other | 5708 | OPEN FLATWORK IRONER TRUCK(LINEN CART) | 6/02/04 | 7 | 570.62 | 570.62 | 0.00 | |
| 173 Equip Other | 5795 | SONOZAIRE MODEL 115 W/12 HR TIMER | 10/28/04 | 7 | 753.06 | 753.06 | 0.00 | |
| 173 Equip Other | 5796 | SONOZAIRE MODEL 115 W/12 HR TIMER | 10/28/04 | 7 | 753.06 | 753.06 | 0.00 | |
| 173 Equip Other | 5996 | BTR-120 NATURAL GAS WATER HEATER 120,000 BTU | 1/30/05 | 7 | 2,550.30 | 2,550.30 | 0.00 | |
| 173 Equip Other | 5997 | B&C 100# SOUTH MOUNT PROF WASHER EXTRACTOR | 6/29/05 | 7 | 12,664.04 | 12,664.04 | 0.00 | 208-220/60/3 |
| 173 Equip Other | 6082 | HUEBSCH 120# NATURAL GAS DRYER | 4/19/06 | 5 | 6,583.00 | 6,583.00 | 0.00 | 0604004318 |
| 173 Equip Other | 6083 | HUEBSCH 120# NATURAL GAS DRYER | 4/19/06 | 5 | 6,583.00 | 6,583.00 | 0.00 | 0604014594 |
| 173 Equip Other | 6084 | WASHING MACHINE STANDARD FEAT SINGL DESPENSOR | 4/19/06 | 5 | 14,266.90 | 14,266.90 | 0.00 | 001828 |
| 173 Equip Other | 6075 | BOILER LIVE OAKS BLDG | 5/02/06 | 7 | 7,683.90 | 7,683.90 | 0.00 | |
| 173 Equip Other | 6088 | HEAT PUMP SPLIT UNIT 2ND FLOOR | 6/07/06 | 7 | 4,322.65 | 4,322.65 | 0.00 | SG060950126 |
| 173 Equip Other | 6316 | WASHER B&C SOFTMOUNT 100# | 5/31/09 | 7 | 19,609.07 | 15,407.15 | 4,201.92 | |
| 173 Equip Other | 6485 | OLYMPUS 500PSI PORTABLE 2-2 STATE VAC,HEATER | 1/16/12 | 5 | 2,916.00 | 1,458.00 | 1,458.00 | |
| 173 Equip Other | 6487 | B&C SP 100 WASHER | 5/17/12 | 7 | 19,355.00 | 6,912.50 | 12,442.50 | |
| 173 Equip Other | 6651 | (21) LUGGAGE CART BSS GRAY, STAINLESS STEEL, | 3/20/13 | 5 | 8,208.00 | 2,462.40 | 5,745.60 | |
| 173 Equip Other | 6652 | (4) LUGGAGE CART REGISTRY BRSHD SS GREY, | 8/13/13 | 5 | 2,032.01 | 609.60 | 1,422.41 | |
| 173 Equip Other | 6660 | PALMETTO-HOT WATER STORAGE TANK | 10/17/13 | 7 | 20,273.00 | 4,344.21 | 15,928.79 | |
| 173 Equip Other | 6677 | B&C SP-110 WASHER | 3/20/14 | 7 | 19,955.33 | 1,425.38 | 18,529.95 | |
| 173 Equip Other | 6678 | CISSELL T120LB DRYER | 3/20/14 | 7 | 8,525.32 | 608.95 | 7,916.37 | |
| **OTHER EQUIPMENT - PIER GIFT SHOP & BARNACLES** | | | | | | | | |
| 173 Equip Other | 4110 | FIRE LINE ON PIER | 2/28/95 | 7 | 5,826.61 | 5,826.61 | 0.00 | |
| 173 Equip Other | 4660 | LIGHTING PROTECTION | 8/19/99 | 7 | 2,600.00 | 2,600.00 | 0.00 | |
| 173 Equip Other | 6159 | HOOD SYSTEM 17 FT ANSEL FIRE SYSTEM PIER CAFE | 3/30/07 | 15 | 29,200.00 | 14,600.02 | 14,599.98 | |
| 173 Equip Other | 6317 | WALK-IN FREEZER - PIER CAFE | 3/23/09 | 7 | 13,903.94 | 10,924.54 | 2,979.40 | |
| 173 Equip Other | 6416 | 5'x8' BARNACLES SIGN WITH LOGO FOR BACK SHED | 9/01/11 | 7 | 2,616.00 | 1,307.99 | 1,308.01 | |
| 173 Equip Other | 6414 | ADVANTEDGE REACH-IN REFRIGERATOR | 10/07/11 | 7 | 2,548.79 | 1,274.39 | 1,274.40 | R49-S-11030031 |
| 173 Equip Other | 6415 | REFRIGERATED SANDWICH UNIT MEGA | 10/07/11 | 7 | 2,334.07 | 1,167.04 | 1,167.03 | SMP48-18-1011042 |
| 173 Equip Other | 6497 | REFRIGERATOR GRIDDLE STAND 2 SECTION-PIER | 1/31/12 | 7 | 3,886.49 | 1,388.03 | 2,498.46 | |
| 173 Equip Other | 6499 | PIER-BOTTLE COOLER 50IN 2 SLIDING LIDS BLK | 1/31/12 | 7 | 1,454.31 | 519.40 | 934.91 | |
| 173 Equip Other | 6500 | PIER-WORKTOP FREEZER 27 IN ONE SECTION | 1/31/12 | 7 | 1,687.35 | 602.63 | 1,084.72 | |
| 173 Equip Other | 6501 | PIER-REFRIGERATOR GRIDDLE STAND 2 SECTION | 1/31/12 | 7 | 3,857.21 | 1,377.58 | 2,479.63 | |
| 173 Equip Other | 6502 | PIER-ICE MAKER CUBE AND ICE BIN | 1/31/12 | 7 | 5,330.10 | 1,903.60 | 3,426.50 | |
| 173 Equip Other | 6503 | PIER-INDUCTION RANGE TABLETOP 3500 WATTS DBL | 1/31/12 | 7 | 2,237.97 | 799.27 | 1,438.70 | |
| 173 Equip Other | 6515 | BARNACLES-5 TON AC & 10 TON AC | 5/03/12 | 7 | 11,226.00 | 4,009.28 | 7,216.72 | C121027604 G112910118 |
| 173 Equip Other | 6551 | SIGNS-WALL MOUNTED PIER,TACKLE,BARNACLES,FISH | 6/20/12 | 7 | 7,499.20 | 2,678.28 | 4,820.92 | |
| 173 Equip Other | 6642 | KEG COOLER 69' BLK DRAFT TOWER 115V 12080115M | 2/12/13 | 7 | 2,723.45 | 583.59 | 2,139.86 | |
| 173 Equip Other | 6659 | PIER-GREATLAKES DINING TAN TABLE(8) CHAIR(32) | 5/21/13 | 3 | 12,640.66 | 6,320.33 | 6,320.33 | |
| 173 Equip Other | 6656 | BARNACLES-(2) 3TON MINI SPLIT HVAC SYSTEM | 8/29/13 | 7 | 6,448.58 | 1,381.84 | 5,066.74 | |
| 173 Equip Other | 6679 | PIERCAFE-GAS FRYER 21IN 150000BTU TANK65-70LB | 3/06/14 | 7 | 1,614.87 | 115.35 | 1,499.52 | DV1051074 |
| 173 Equip Other | 6680 | PIERCAFE-GAS FRYER 21IN 150000BTU TANK65-70LB | 3/06/14 | 7 | 1,614.87 | 115.35 | 1,499.52 | DV1051084 |
| 173 Equip Other | 6681 | PIERCAFE-GRIDDLE COUNTER TOP GAS 50000BTU 24x | 3/06/14 | 7 | 1,813.32 | 129.52 | 1,683.80 | DV1049627 |
| 173 Equip Other | 6682 | PIERCAFE-CHARBROILER COUNTER TOP GAS 36" WIDE | 3/06/14 | 7 | 1,794.69 | 128.19 | 1,666.50 | DV1050369 |

**SCHEDULE 4.1.3, Continued**

| | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| 173 Equip Other | 6690 | BARNACLES-HOT WATER HEATER,BTH-199 100G NG | 3/20/14 | 7 | 5,226.28 | 373.31 | 4,852.97 | 1411M000671 | |
| 173 Equip Other | 6693 | PIER SHOP-4 TON 13SEER PKG HEAT PUMP R410A | 4/08/14 | 7 | 3,394.27 | 242.45 | 3,151.82 | C141149665 | |
| **OTHER EQUIPMENT - ADMINISTRATION & MISCELLANEOUS** | | | | | | | | | |
| 173 Equip Other | 4586 | WELDER MILLERMATIC #KJ217341 | 12/16/98 | 7 | 1,607.26 | 1,607.26 | 0.00 | | 16-4966 |
| 173 Equip Other | 4873 | HONDA GAS POWER KARCHER | 9/25/00 | 7 | 1,256.85 | 1,256.85 | 0.00 | | 16-5086 |
| 173 Equip Other | 5155 | 75 GAL GAS WATER HEATER | 8/30/01 | 7 | 1,300.00 | 1,300.00 | 0.00 | | |
| 173 Equip Other | 5247 | AMSAL SAFE | 11/30/01 | 7 | 673.50 | 673.50 | 0.00 | | |
| 173 Equip Other | 5248 | MAIN SAFE | 11/30/01 | 7 | 2,360.00 | 2,360.00 | 0.00 | | |
| 173 Equip Other | 5249 | DROP SAFE | 11/30/01 | 7 | 1,260.00 | 1,260.00 | 0.00 | | |
| 173 Equip Other | 5433 | PAINT SPRAYER | 1/01/02 | 7 | 1,783.95 | 1,783.95 | 0.00 | | |
| 173 Equip Other | 5439 | STAINLESS STEEL SAFE | 10/22/02 | 7 | 496.48 | 496.48 | 0.00 | | |
| 173 Equip Other | 5440 | STAINLESS STEEL SAFE | 10/22/02 | 7 | 496.48 | 496.48 | 0.00 | | |
| 173 Equip Other | 5441 | STAINLESS STEEL SAFE | 10/22/02 | 7 | 496.49 | 496.49 | 0.00 | | |
| 173 Equip Other | 5573 | 71 GAL 120000 BTU NAT GAS WATER HEATER | 8/20/03 | 7 | 2,096.25 | 2,096.25 | 0.00 | | |
| 173 Equip Other | 5672 | ELITE TELEPHONE SYSTEM | 10/08/03 | 7 | 10,237.50 | 10,237.50 | 0.00 | | |
| 173 Equip Other | 5776 | HVAC DUCT ADDITION IN LAUNDRY | 3/15/04 | 7 | 1,100.00 | 1,100.00 | 0.00 | | |
| 173 Equip Other | 5774 | FUEL TANKS & PUMP | 6/25/04 | 7 | 1,877.40 | 1,877.40 | 0.00 | | |
| 173 Equip Other | 5777 | HVAC UNIT FOR BPX & COMPUTER ROOM | 11/19/04 | 7 | 1,007.56 | 1,007.56 | 0.00 | | |
| 173 Equip Other | 5775 | GAS PUMP CONTANMENT AREA | 12/31/04 | 7 | 1,573.93 | 1,573.93 | 0.00 | | |
| 173 Equip Other | 6076 | KEY ENCODER | 5/15/06 | 3 | 3,600.56 | 3,600.56 | 0.00 | | |
| 173 Equip Other | 6085 | DEFIBRILLATORS W/ WALL MTS & WARRANTY | 5/26/06 | 3 | 2,365.18 | 2,365.18 | 0.00 | 4015834 | |
| 173 Equip Other | 6086 | DEFIBRILLATOR W/WALL MNT & WARRANTY | 5/26/06 | 3 | 2,365.18 | 2,365.18 | 0.00 | 4015855 | |
| 173 Equip Other | 6087 | DEFIBRILLATOR W/WALL MNT & WARRANTY | 5/26/06 | 3 | 2,365.19 | 2,365.19 | 0.00 | 4015873 | |
| 173 Equip Other | 6089 | HEAT PUMP HOSPITALITY AREA | 6/07/06 | 7 | 2,307.38 | 2,307.38 | 0.00 | SG052930809 | |
| 173 Equip Other | 6496 | RADIANT CHARBROILER CTRTOP GAS60 GRATE-PIER | 1/31/12 | 7 | 4,599.91 | 1,642.83 | 2,957.08 | | |
| 173 Equip Other | 6504 | PIER-760T GRIDDLE ELECTRIC 1IN PLATE | 1/31/12 | 7 | 4,806.64 | 1,716.65 | 3,089.99 | | |
| 173 Equip Other | 6505 | PIER-SOLSTICE FRYER ELECTRIC 40-50LB OIL CAP | 1/31/12 | 7 | 4,120.40 | 1,471.57 | 2,648.83 | | |
| 173 Equip Other | 6555 | SIGNS-LIVE OAKS BLDG-"RESORT" & SEA OATS LOGO | 2/13/12 | 7 | 15,903.82 | 5,679.93 | 10,223.89 | | |
| 173 Equip Other | 6554 | SIGN-CONF CENTER WALL | 4/19/12 | 7 | 11,901.00 | 4,250.35 | 7,650.65 | | |
| 173 Equip Other | 6578 | (80) 32 GALLON RECEPTACLES | 4/20/12 | 5 | 30,844.80 | 15,422.40 | 15,422.40 | | |
| 173 Equip Other | 6553 | SIGN-SMB LETTERS LIVE OAK NEW FACES,NEON | 5/11/12 | 7 | 9,007.09 | 3,216.82 | 5,790.27 | | |
| 173 Equip Other | 6545 | SIGNS-PALMETTO-BRAILLE & INTERIOR-RMS,DIRECT | 5/16/12 | 7 | 20,550.99 | 7,339.65 | 13,211.34 | | |
| 173 Equip Other | 6547 | SIGNS-LIVE OAK-BRAILLE & INTERIOR-RMS,DIRECT | 5/16/12 | 7 | 19,979.19 | 7,135.42 | 12,843.77 | | |
| 173 Equip Other | 6513 | SMB OCEAN BLVD SIGN AND FOOTER | 5/29/12 | 7 | 25,100.48 | 8,964.45 | 16,136.03 | | |
| 173 Equip Other | 6546 | SIGNS-ELEVATOR INFORMATION 17.5"x12" | 6/20/12 | 7 | 3,353.75 | 1,197.77 | 2,155.98 | | |
| 173 Equip Other | 6548 | SIGNS-STAIRWELL,LUGGAGE CART,LOGO POOL WINDOW | 6/20/12 | 7 | 8,477.66 | 3,027.73 | 5,449.93 | | |
| 173 Equip Other | 6549 | SIGNS-REG GUEST ONLY,DIRECT,NOSAVE SEAT,OTHER | 6/20/12 | 7 | 12,787.94 | 4,567.12 | 8,220.82 | | |
| 173 Equip Other | 6550 | SIGNS-ELEVATOR NUMBER SIGNS BRAILLE BLACK | 6/20/12 | 7 | 4,714.71 | 1,683.83 | 3,030.88 | | |
| 173 Equip Other | 6552 | SIGNS-DIRECTIONAL LARGE & SMALL | 6/20/12 | 7 | 13,835.76 | 4,941.35 | 8,894.41 | | |
| 173 Equip Other | 6631 | SIGNS-52 ROOM DIRECTL, VEND, MECH, ELEC,HSK | 1/02/13 | 7 | 6,574.60 | 1,408.84 | 5,165.76 | | |
| 173 Equip Other | 6632 | MONUMENT SIGN @ ENTRANCE TO PARKING LOT | 1/02/13 | 7 | 2,575.22 | 551.83 | 2,023.39 | | |
| 173 Equip Other | 6633 | SIGNS-PALMETTO-CLEARANCE-PLASTIC MOLDED CAST | 3/20/13 | 7 | 3,075.20 | 658.97 | 2,416.23 | | |
| 173 Equip Other | 6641 | NEW DOORS ON ROOF AND STAIRWELLS | 4/19/13 | 7 | 13,309.94 | 2,852.13 | 10,457.81 | | |
| 173 Equip Other | 6634 | SIGNS-COPPER LEAF LAMINATE 1/4" THICK ACRYLIC | 4/24/13 | 7 | 3,179.25 | 681.27 | 2,497.98 | | |
| 173 Equip Other | 6635 | MONUMENT SIGN-SMB RESORT GUEST REGISTRATION | 6/14/13 | 7 | 9,491.00 | 2,033.79 | 7,457.21 | | |

**SCHEDULE 4.1.3, Continued**

| | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| 173 Equip Other | 6636 | 24 ELEVATOR BROCHURE SIGNS W/CLEAR COVER | 7/17/13 | 7 | 2,746.80 | 588.60 | 2,158.20 | | |
| 173 Equip Other | 6623 | 69'x84' FLAME RETARDANT TARP 18OZ GRAY VINYL | 7/19/13 | 7 | 4,055.00 | 868.93 | 3,186.07 | | |
| 173 Equip Other | 6624 | 69'x84' FLAME RETARDANT TARP 18OZ GRAY VINYL | 7/19/13 | 7 | 4,055.00 | 868.93 | 3,186.07 | | |
| 173 Equip Other | 6625 | 69'x84' FLAME RETARDANT TARP 18OZ GRAY VINYL | 7/19/13 | 7 | 4,055.00 | 868.93 | 3,186.07 | | |
| 173 Equip Other | 6626 | 69'x84' FLAME RETARDANT TARP 18OZ GRAY VINYL | 7/19/13 | 7 | 4,055.00 | 868.93 | 3,186.07 | | |
| 173 Equip Other | 6627 | 58'x97' FLAME RETARDANT TARP 18OZ GRAY VINYL | 7/19/13 | 7 | 3,941.00 | 844.50 | 3,096.50 | | |
| 173 Equip Other | 6628 | 58'x97' FLAME RETARDANT TARP 18OZ GRAY VINYL | 7/19/13 | 7 | 3,941.00 | 844.50 | 3,096.50 | | |
| 173 Equip Other | 6629 | 34'x60' FLAME RETARDANT TARP 18OZ GRAY VINYL | 7/19/13 | 7 | 1,529.00 | 327.64 | 1,201.36 | | |
| 173 Equip Other | 6692 | SALES OFFICE-HVAC MINI SPLIT 9MBTU VMH09SC-1 | 4/04/14 | 7 | 1,731.57 | 123.68 | 1,607.89 | MH09SC-1 | |
| 173 Equip Other | 6694 | REG BLDG-15 TON PKG HEAT PUMP 10.8E VD 230MS | 4/14/14 | 7 | 13,971.70 | 997.98 | 12,973.72 | RHS181H0CA0AAA RT | |
| 173 Equip Other | 6695 | FITNESS-2 TON HEAT PUMP COND 13SEER | 4/14/14 | 7 | 1,330.12 | 95.01 | 1,235.11 | FTD140300505 | |
| **MINITURE GOLF COURSE** | | | | | | | | | |
| 175 Miniture Golf Course | 5791 | HARBOR OAKS GOLF COURSE | 6/01/04 | 10 | 228,236.61 | 228,236.61 | 0.00 | | |
| **FURNITURE & FIXTURES - CONFERENCE CENTER & MARLINS** | | | | | | | | | |
| 177 Furniture & Fixtures | 3212 | YAMAHA PIANO | 3/01/90 | 7 | 3,337.00 | 3,337.00 | 0.00 | | 16-4582 |
| 177 Furniture & Fixtures | 3495 | PIANO-YOUNG CHANG-MEETING ROOM #1 | 2/17/92 | 7 | 2,908.60 | 2,908.60 | 0.00 | | 16-4607 |
| 177 Furniture & Fixtures | 3496 | PIANO-YOUNG CHANG-CONFERENCE CENTER | 2/17/92 | 7 | 3,381.70 | 3,381.70 | 0.00 | | 16-4608 |
| 177 Furniture & Fixtures | 6506 | MARLINS-124 NESTING SIDE CHAIRS | 3/16/12 | 5 | 14,503.59 | 7,251.80 | 7,251.79 | | |
| 177 Furniture & Fixtures | 6507 | MARLINS-FOLDING TABLES-(6) 48RND;(4) 60RND | 3/16/12 | 5 | 3,230.03 | 1,615.02 | 1,615.01 | | |
| 177 Furniture & Fixtures | 6508 | MARLINS-TABLETOPS (70), BASES(102), BOOTHS(4) | 3/16/12 | 5 | 17,846.50 | 8,923.25 | 8,923.25 | | |
| 177 Furniture & Fixtures | 6512 | CONF CTR-TABLES, TABLE CARTS, CHAIR DOLLYS | 3/30/12 | 5 | 25,352.82 | 12,676.40 | 12,676.42 | | |
| 177 Furniture & Fixtures | 6511 | CONF CTR-1500 BANQUET STACK CHAIR CROWN BACK | 4/02/12 | 5 | 119,806.20 | 59,903.10 | 59,903.10 | | |
| 177 Furniture & Fixtures | 6523 | MARLINS DIVIDER PANEL-TRAY DROP 72x67 | 5/09/12 | 7 | 1,246.32 | 445.12 | 801.20 | | |
| 177 Furniture & Fixtures | 6524 | MARLINS DIVIDER PANEL-CENTER POSTS 120x67 | 5/09/12 | 7 | 3,475.44 | 1,241.23 | 2,234.21 | | |
| 177 Furniture & Fixtures | 6525 | MARLINS DIVIDER PANEL-MANAGERS OFFICE 96x67 | 5/09/12 | 7 | 2,208.60 | 788.78 | 1,419.82 | | |
| 177 Furniture & Fixtures | 6528 | CONF CTR-WINDOW TREATMENTS ALL FLOORS & FOYER | 7/24/12 | 7 | 30,990.60 | 11,068.07 | 19,922.53 | | |
| 177 Furniture & Fixtures | 6526 | CONF CTR FURNISHINGS-LOVESEAT,CHAIR,TABLE,DSK | 10/03/12 | 5 | 8,434.27 | 4,217.13 | 4,217.14 | | |
| 177 Furniture & Fixtures | 6646 | CURVED BAR 8FT ALUMINUM HEAVYDUTY CASTERS BLK | 6/28/13 | 10 | 5,041.83 | 756.27 | 4,285.56 | | |
| 177 Furniture & Fixtures | 6643 | STAGE-(7) RISER 4x8 FOLDROLL 16-24" | 7/16/13 | 10 | 14,559.42 | 2,183.91 | 12,375.51 | | |
| 177 Furniture & Fixtures | 6644 | STAGE-(4) TILT TOTE STAIR 16-24" | 7/16/13 | 10 | 1,914.84 | 287.22 | 1,627.62 | | |
| 177 Furniture & Fixtures | 6645 | DANCE FLOOR 20x20 W/CART | 8/08/13 | 10 | 17,171.81 | 2,575.77 | 14,596.04 | | |
| 177 Furniture & Fixtures | 6670 | RISERS (2)-4x8 FOLDROLL 16-24IN GREY CARPET | 1/31/14 | 10 | 3,961.22 | 198.06 | 3,763.16 | | |
| 177 Furniture & Fixtures | 6671 | CURVED BAR 8FT ALUMINUM HEAVY DUTY CASTERS | 1/31/14 | 10 | 4,871.42 | 243.57 | 4,627.85 | | |
| **FURNITURE & FIXTURES - ROOMS & HOUSEKEEPING** | | | | | | | | | |
| 177 Furniture & Fixtures | 5721 | CYPRESS RENOVATION 38 TABLE LAMPS | 4/30/04 | 7 | 1,465.38 | 1,465.38 | 0.00 | | |
| 177 Furniture & Fixtures | 5727 | CYPRESS RENOVATION ART WORK | 4/30/04 | 7 | 4,484.20 | 4,484.20 | 0.00 | | |
| 177 Furniture & Fixtures | 5730 | CYPRESS RENOVATION CURTAINS & VALANCES | 4/30/04 | 7 | 14,932.62 | 14,932.62 | 0.00 | | |
| 177 Furniture & Fixtures | 5735 | CYPRESS RENOVATION RM LIGHTS | 4/30/04 | 7 | 3,107.46 | 3,107.46 | 0.00 | | |
| 177 Furniture & Fixtures | 6168 | 250 AMANA 42" HEAT/COOL AC UNITS | 1/01/07 | 7 | 103,000.00 | 103,000.00 | 0.00 | | |
| 177 Furniture & Fixtures | 6323 | LCD TVs - SANSUI 32 " HD FLAT PANEL - 244 TVs | 4/30/09 | 7 | 98,556.48 | 77,437.25 | 21,119.23 | | |
| 177 Furniture & Fixtures | 6329 | SMB TVS - SANSUI 32" LCD HDTV - QUANTITY 147 | 10/02/09 | 7 | 62,501.40 | 49,108.24 | 13,393.16 | | |
| 177 Furniture & Fixtures | 6580 | LIVE OAK-CASE GOODS 2011 | 12/31/11 | 5 | 290,936.00 | 203,655.60 | 87,280.40 | | |
| 177 Furniture & Fixtures | 6579 | ROOM SAFES ADDED 2001 (CYPRESS 39 MOVED 6700) | 1/01/12 | 5 | 99,660.00 | 99,660.00 | 0.00 | | |

**SCHEDULE 4.1.3, Continued**

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| 177 Furniture & Fixtures | 6533 | (97) TVs 32" COMMERCIAL MPEG2 LCD,SMART PORT | 2/13/12 | 5 | 38,862.82 | 19,431.40 | 19,431.42 |
| 177 Furniture & Fixtures | 6569 | CYPRESS-VANITY MIRRORS (39) | 3/22/12 | 5 | 3,439.77 | 1,719.88 | 1,719.89 |
| 177 Furniture & Fixtures | 6570 | TOWERS-VANITY MIRRORS (60) | 3/22/12 | 5 | 5,291.96 | 2,645.98 | 2,645.98 |
| 177 Furniture & Fixtures | 6571 | PALMETTO-VANITY MIRRORS (154) | 3/22/12 | 5 | 13,582.69 | 6,791.35 | 6,791.34 |
| 177 Furniture & Fixtures | 6572 | LIVE OAK-VANITY MIRRORS (246) | 3/22/12 | 5 | 21,697.02 | 10,848.50 | 10,848.52 |
| 177 Furniture & Fixtures | 6573 | LIVE OAK-ARTWORK | 3/22/12 | 7 | 39,245.46 | 14,016.23 | 25,229.23 |
| 177 Furniture & Fixtures | 6574 | PALMETTO-ARTWORK | 3/22/12 | 7 | 37,490.43 | 13,389.45 | 24,100.98 |
| 177 Furniture & Fixtures | 6531 | LIVE OAK SUITES-FURNISHINGS | 4/27/12 | 5 | 33,364.42 | 16,682.20 | 16,682.22 |
| 177 Furniture & Fixtures | 6532 | LIVE OAK SUITES-COOKTOPS (16) | 4/27/12 | 5 | 11,030.63 | 5,515.32 | 5,515.31 |
| 177 Furniture & Fixtures | 6530 | MATTRESS SETS-ALL ROOMS-FIVE DIAMOND | 5/09/12 | 3 | 362,817.00 | 302,347.50 | 60,469.50 |
| 177 Furniture & Fixtures | 6534 | CYPRESS-78 BREAKFAST CHAIRS GR2 VINYL SEAT | 5/16/12 | 5 | 8,969.87 | 4,484.93 | 4,484.94 |
| 177 Furniture & Fixtures | 6535 | TOWERS-120 BREAKFAST CHAIRS GR2 VINYL SEAT | 5/16/12 | 5 | 13,799.81 | 6,899.90 | 6,899.91 |
| 177 Furniture & Fixtures | 6536 | PALMETTO-CASEGOODS PKG THOMASVILLE | 5/31/12 | 5 | 258,940.80 | 129,470.40 | 129,470.40 |
| 177 Furniture & Fixtures | 6529 | PALMETTO HOSPITALITY SUITES-FURNISHINGS | 6/04/12 | 5 | 60,537.45 | 30,268.73 | 30,268.72 |
| 177 Furniture & Fixtures | 6537 | LIVE OAK & PALMETTO-(380) 58" FLOOR LAMP | 6/20/12 | 5 | 29,138.40 | 14,569.20 | 14,569.20 |
| 177 Furniture & Fixtures | 6538 | LIVE OAK & PALMETTO-(367) DOUBLE WALL LAMP | 6/20/12 | 5 | 28,141.56 | 14,070.78 | 14,070.78 |
| 177 Furniture & Fixtures | 6539 | LIVE OAK & PALMETTO-(454) TABLE LAMP | 6/20/12 | 5 | 28,438.56 | 14,219.28 | 14,219.28 |
| 177 Furniture & Fixtures | 6540 | LIVE OAK & PALMETTO-(377) VANITY LIGHT | 6/20/12 | 5 | 27,484.92 | 13,742.45 | 13,742.47 |
| 177 Furniture & Fixtures | 6541 | PALMETTO-(154) DRAPERY | 9/04/12 | 5 | 79,681.61 | 39,840.80 | 39,840.81 |
| 177 Furniture & Fixtures | 6542 | CORNICES-LIVE OAK (238) | 9/04/12 | 5 | 49,616.24 | 24,808.12 | 24,808.12 |
| 177 Furniture & Fixtures | 6543 | CORNICES-PALMETTO (154) | 9/04/12 | 5 | 32,104.62 | 16,052.30 | 16,052.32 |
| 177 Furniture & Fixtures | 6544 | CORNICES-TOWERS (60) | 9/04/12 | 5 | 12,508.29 | 6,254.15 | 6,254.14 |
| 177 Furniture & Fixtures | 6522 | REFRIGERATORS FOR ROOMS (187) | 10/01/12 | 5 | 88,224.04 | 44,112.02 | 44,112.02 |
| 177 Furniture & Fixtures | 6648 | REGISTRY WOOD LUGGAGE CART (180) PALMETTO RMS | 2/28/13 | 5 | 6,533.78 | 1,960.14 | 4,573.64 |
| 177 Furniture & Fixtures | 6649 | MICROWAVE 0.7 CU FT, 700 WATTS (33) | 2/28/13 | 5 | 2,459.16 | 737.75 | 1,721.41 |
| 177 Furniture & Fixtures | 6650 | MICROWAVE 0.7 CU FT, 700 WATTS (33) | 2/28/13 | 5 | 2,545.56 | 763.67 | 1,781.89 |
| 177 Furniture & Fixtures | 6638 | LIVE OAK DRAPERY (238 ROOMS) | 3/08/13 | 5 | 124,368.81 | 37,310.64 | 87,058.17 |
| 177 Furniture & Fixtures | 6639 | LIVE OAK SUITES DRAPERY (24 ROOMS) | 3/08/13 | 5 | 5,771.35 | 1,731.41 | 4,039.94 |
| 177 Furniture & Fixtures | 6640 | TOWERS DRAPERY (60 ROOMS) | 3/08/13 | 5 | 32,897.34 | 9,869.20 | 23,028.14 |
| 177 Furniture & Fixtures | 6630 | REFRIGERATORS FOR ROOMS (100)-HAIER,18CF,BLK | 5/23/13 | 5 | 49,862.00 | 14,958.60 | 34,903.40 |
| 177 Furniture & Fixtures | 6653 | (43) 208V/11,500BTU/SEACOAST PTAC UNIT | 8/29/13 | 5 | 23,276.08 | 6,982.83 | 16,293.25 |
| 177 Furniture & Fixtures | 6672 | REFRIGERATORS (100)-HAIER TOP 18CF BLK | 1/28/14 | 5 | 50,000.00 | 5,000.00 | 45,000.00 |
| 177 Furniture & Fixtures | 6673 | (99) 208V/11,500BTU/SEACOAST PTAC UNIT | 1/28/14 | 5 | 52,470.00 | 5,247.00 | 47,223.00 |
| 177 Furniture & Fixtures | 6674 | (100) WALL MOUNT FLATPANEL TVS-CYPRESS/TOWER | 1/28/14 | 5 | 10,000.00 | 1,000.00 | 9,000.00 |
| 177 Furniture & Fixtures | 6676 | MICROWAVES (100) 0.7 CMO BLK | 3/14/14 | 5 | 5,763.92 | 576.39 | 5,187.53 |
| 177 Furniture & Fixtures | 6683 | PHONES (200)-ROYALE 3040 6BT BLACK | 3/18/14 | 5 | 5,207.41 | 520.74 | 4,686.67 |
| 177 Furniture & Fixtures | 6663 | TOWERS (60)-CASE GOODS-STAND,DRAWER,TBLE,HBRD | 4/30/14 | 5 | 95,477.00 | 9,547.70 | 85,929.30 |
| 177 Furniture & Fixtures | 6664 | CYPRESS(39)-CASE GOODS-STAND,DRAWER,TBLE,HBRD | 4/30/14 | 5 | 88,165.00 | 8,816.50 | 79,348.50 |
| 177 Furniture & Fixtures | 6665 | CYPRESS (39)-FULL LENGTH MIRRORS | 4/30/14 | 5 | 3,688.00 | 368.80 | 3,319.20 |
| 177 Furniture & Fixtures | 6666 | TOWERS (60)-FULL LENGTH MIRRORS | 4/30/14 | 5 | 5,675.00 | 567.50 | 5,107.50 |
| 177 Furniture & Fixtures | 6667 | TOWERS (60)-LAMPS FOR DRESSER | 4/30/14 | 5 | 3,992.00 | 399.20 | 3,592.80 |
| 177 Furniture & Fixtures | 6668 | CYPRESS-ROOM SAFES (39) | 4/30/14 | 5 | 6,013.00 | 601.30 | 5,411.70 |
| **FURNITURE & FIXTURES - PIER SHOP & BARNACLES** | | | | | | | |
| 177 Furniture & Fixtures | 6162 | PIER CAFE FF-CHAIRS,TABLES,BOOTHS,BENCH,TRASH | 5/31/07 | 7 | 15,547.35 | 15,547.35 | 0.00 |
| 177 Furniture & Fixtures | 6688 | PIER SHOP-DISPLAY TABLES (16),NESTING,MAPLE | 2/12/14 | 7 | 2,487.93 | 177.71 | 2,310.22 |

**SCHEDULE 4.1.3, Continued**

| | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| 177 Furniture & Fixtures | 6689 | PIERSHOP-DISPLAY TABLE-(3)42"CHROME;(3)24"RND | 2/12/14 | 7 | 2,236.68 | 159.76 | 2,076.92 | | |
| 177 Furniture & Fixtures | 6669 | BARNACLES-WALL & DIGITAL PRINT OLD PIER | 2/28/14 | 5 | 1,273.70 | 127.37 | 1,146.33 | | |
| **FURNITURE & FIXTURES - ADMINISTRATION & MISCELLANEOUS** | | | | | | | | | |
| 177 Furniture & Fixtures | 3640 | WALNUT DESK | 1/07/93 | 7 | 225.00 | 225.00 | 0.00 | | 16 4738 |
| 177 Furniture & Fixtures | 3829 | DESK CHERRY | 4/27/94 | 7 | 458.00 | 458.00 | 0.00 | | |
| 177 Furniture & Fixtures | 3830 | CREDENZA CHERRY | 4/27/94 | 7 | 389.00 | 389.00 | 0.00 | | |
| 177 Furniture & Fixtures | 6568 | LOBBY FURNITURE-CHAIRS,TABLES,STOOLS,DSPLY CS | 1/30/12 | 5 | 6,143.72 | 3,071.85 | 3,071.87 | | |
| 177 Furniture & Fixtures | 4874 | KAWAI PIANO WITH BENCH | 9/27/00 | 7 | 4,770.00 | 4,770.00 | 0.00 | SNA97327 | 16-5087 |
| **SWIMMING POOL** | | | | | | | | | |
| 181 Swimming Pool | 2281 | WADING POOL | 1/01/63 | 20 | 25,238.41 | 25,238.41 | 0.00 | | |
| 181 Swimming Pool | 3216 | SWIMMING POOL | 6/05/90 | 15 | 40,000.00 | 40,000.00 | 0.00 | | |
| 181 Swimming Pool | 5782 | POOL RENOVATION | 4/30/04 | 10 | 109,130.34 | 109,130.34 | 0.00 | | |
| **LAND IMPROVEMENTS** | | | | | | | | | |
| 185 Land Improvements | 5485 | LAND IMPROVEMENTS | 10/01/02 | 7 | 5,968.69 | 5,968.69 | 0.00 | | |

As of 8/27/14
Schedule 4.1.3a
Furniture, Fixtures & Equipment Additions-Pier Premises
Barnacles

Description    Description
Equipment-Other     Hoshizaki Ice maker, model #KM901MWH; serial #A1159L
Equipment-    Other Continental Double drawer lowboy
Equipment-Other     Pitco electric fryer, model #SE14; serial #12AC000106
Equipment-Other     Nortlake Fridge sandwich, SMP48-18/SMP48-12;
Serial DV-1051074HB and DV-1051084HB
Equipment-Other     17 FT hood system with Ansel fire system
Equipment-Other     Advanedge Stand-up freezer, model F49-S; serial #13120153
Equipment-Other     Work table
Equipment-Other     Heat lamp
Equipment-Other     Deli tables
Equipment-Other     Vulcan gas chargrill, model VCRB36-1; serial DV-1050369
Equipment-Other     Vulcan flattop griddle, model VCRG24-T1; serial DV-1049627
Equipment-Other     Nortlake Walk-in Fridge (no model or serial #'s found)

Tables
15-2tops
6-4tops
1 round
1 high top 6 seat

Chairs
26 red chairs
12 barstools
6 black chairs

TVs
1 LG
2 Samsung
1 Vizio
2 Phillips

Outdoor Seating on Pier
6 tables     Purchased 2013 @ $648/each
24 chairs     Purchased 2013 @ $247.50/each
22 Picnic tables & a metal swing

Pier Gift Shop aka Fish Tales
2 Stand-up GE Freezers

Tackle Box
2 Stand-up GE Freezers     Purchased 2012
1 GE Reach-in Freezer     Purchased 2012

On Pier
1 Photo-op Logo marquee
1 Photo-op Logo oversized chair
16 Trash Cans

As of 8/22/14
Schedule 4.1.3b
Furniture, Fixtures & Equipment - Guest Room

ROOM TYPE	NO. OF ROOMS	DESCRIPTION	QTY PER ROOM	TOTAL
PALMETTO/HOSPITALITY	12	Queen bed	2	24
		Head board	2	24
		Linens (set per bed)	2	24
		Night stand	1	12
		Double light fixture (wall mount)	1	12
		Telephone	1	12
		iHome radio	1	12
		TV	1	12
		Four drawer dresser	1	12
		Full Length Mirror (wall mount)	1	12
		Floor lamp	1	12
		Chairs	4	48
		End table	2	24
		Table lamp	2	24
		Sofa	1	12
		Artwork (pieces)	1	12
		Room safe	1	12
		Iron	1	12
		Ironing board	1	12
		Microwave	1	12
		Coffee maker	1	12
		Refrigerator	1	12
		Hairdryer	1	12
		Trashcans	2	24
		HVAC unit	2	24
		Balcony chair	2	24
		Balcony small table	1	12
		Appropriate window treatments	2	24
PALMETTO-NEW BUILDING	142	Queen bed	2	246
		King Bed	1	19
		Head board	2	265
		Linens (set per bed)	2	265
		Night stand	1	142
		Double light fixture (wall mount)	1	142
		Telephone	1	142
		iHome Radio	1	142
		Hair dryer	1	142
		TV	1	142
		Two Drawer Dresser	1	142
		Full Length Mirror (wall mount)	1	142
		Floor lamp	1	142
		Table	1	142
		Chairs	2	284
		Artwork (pieces)	3	426
		Room safe	1	142
		Iron	1	142
		Ironing Board	1	142
		Microwave	1	142
		Coffee maker	1	142
		Refrigerator	1	142
		Trashcans	2	284
		HVAC unit	1	142
		Balcony chair	2	284
		Balcony small table	1	142
		Appropriate window treatments	1	142
PALMETTO-TOWERS BUILDING	60	Queen bed	2	120
		Head board	2	120
		Linens (set per bed)	2	120
		Night stand	1	60
		Double light fixture (wall mount)	1	60
		Telephone	1	60
		iHome Radio	1	60
		Vanity light fixture (wall mount)	1	60
		Hair Dryer	1	60
		TV	1	60
		Six Drawer Dresser	1	60
		Full Length Mirror (wall mount)	1	60
		Floor lamp	1	60
		Table	1	60
		Chairs	2	120
		Artwork (peices)	2	120
		Room safe	1	60
		Iron	1	60

Schedule 4.1.3b, continued
Furniture, Fixtures & Equipment - Guest Room

		Ironing board	1	60
		Microwave	1	60
		Coffee maker	1	60
		Refrigerator	1	60
		Trashcans	2	120
		Luggage bench	1	60
		HVAC unit	1	60
		Balcony chair	2	120
		Balcony small table	1	60
		Appropriate window treatments	1	60
CYPRESS BUILDING	39	Queen bed	2	78
		Head board	2	78
		Linens (set per bed)	2	78
		Night stand	1	39
		Double light fixture (wall mount)	1	39
		Telephone	1	39
		iHome radio	1	39
		Vanity light fixture (wall mount)	1	39
		Hair dryer	1	39
		TV	1	39
		Closet	1	39
		Six drawer dresser	1	39
		Full Length Mirror (wall mount)	1	39
		Floor lamp	1	39
		Table	1	39
		Chairs	2	78
		Artwork (pieces)	2	78
		Room safe	1	39
		Iron	1	39
		Ironing board	1	39
		Microwave	1	39
		Coffee maker	1	39
		Refrigerator	1	39
		Trashcans	2	78
		HVAC Unit	1	39
		Balcony Chair	2	78
		Balcony Small Table	1	39
		Appropriate window treatments	1	39
Live Oaks-Standard Room	210	Queen bed	2	420
		Head board	2	420
		Linens (set per bed)	2	420
		Night stand	1	210
		Double light fixture (wall mount)	1	210
		Telephone	1	210
		iHome radio	1	210
		Vanity light fixture (wall mount)	1	210
		Hair dryer	1	210
		TV	1	210
		Four drawer dresser	1	210
		Full Length Mirror (wall mount)	1	210
		Floor lamp	1	210
		Table	1	210
		Chairs	2	420
		Table lamps	1	210
		Artwork (pieces)	3	630
		Room safe	1	210
		Iron	1	210
		Ironing board	1	210
		Microwave	1	210
		Coffee maker	1	210
		Refrigerator	1	210
		Trashcans	2	420
		HVAC Unit	1	210
		Balcony Chair	2	420
		Balcony Small Table	1	210
		Appropriate window treatments	1	210
LIVE OAKS-ONE-ROOM SUITE	8	Queen bed	2	16
		Head board	2	16
		Linens (set per bed)	2	16
		Night stand	1	8

Schedule 4.1.3b, continued
Furniture, Fixtures & Equipment - Guest Room

		Double light fixture (wall mount)	1	8
		Telephone	1	8
		iHome radio	1	8
		Vanity light fixture (wall mount)	1	8
		Hair dryer	1	8
		TV	2	16
		Four drawer dresser	1	8
		Full Length Mirror (wall mount)	1	8
		Floor lamp	1	8
		Table	1	8
		Chairs	2	16
		End table	2	16
		Table lamps	2	16
		Artwork (pieces)	3	24
		Sofa	1	8
		Easy chair	1	8
		Room safe	1	8
		Iron	1	8
		Ironing board	1	8
		Microwave	1	8
		Coffee maker	1	8
		Refrigerator	1	8
		Trashcans	2	16
		HVAC Unit	2	16
		Balcony Chair	2	16
		Balcony Small Table	1	8
		Appropriate window treatments	2	16
	8	Queen bed	3	16
		Head board	3	16
		Linens (set per bed)	3	16
		Night stand	2	8
		Double light fixture (wall mount)	1	8
		Telephone	2	16
		iHome radio	2	16
		Hair dryer	1	8
		TV	2	16
		Four drawer dresser	1	8
		Full Length Mirror (wall mount)	1	8
		Floor lamp	1	8
		Table	1	8
		Chairs	2	16
		End table	2	16
		Table Lamps	2	16
		Sofa	1	8
		Easy Chair	1	8
		Artwork (pieces)	3	24
		Room safe	1	8
		Iron	1	8
		Ironing board	1	8
		Microwave	1	8
		Stove Cooktop	1	8
		Coffee maker	1	8
		Refrigerator	1	8
		Trashcans	2	16
		HVAC Unit	2	16
		Balcony Chair	2	16
		Balcony Small Table	1	8
		Appropriate window treatments	2	16
LIVE OAKS-JUNIOR SUITE CONER (LJC)	4	Queen bed	2	8
		Head board	2	8
		Linens (set per bed)	2	8
		Night stand	1	4
		Double light fixture (wall mount)	1	4
		Telephone	2	8
		iHome radio	1	4
		Hair dryer	1	4
		TV	2	8
		Three drawer dresser	1	4
		Full Length Mirror (wall mount)	1	4
		Floor lamp	1	4
		Table	1	4
		Chairs	4	16
		End table	2	8
		Table Lamps	2	8
		Sofa	1	4
		Easy Chair	2	8

Schedule 4.1.3b, continued
Furniture, Fixtures & Equipment - Guest Room

		Coffee table	1	4
		Artwork (pieces)	3	12
		Room safe	1	4
		Iron	1	4
		Ironing board	1	4
		Microwave	1	4
		Stove Cooktop	1	4
		Coffee maker	1	4
		Refriderator	1	4
		Trashcans	4	16
		HVAC unit	2	8
		Balcony Chair	2	8
		Balcony Small Table	1	4
		Appropriate window treatments	2	8
LIVE OAKS-TWO-ROOM COMBO (LC)	6	Queen bed	2	12
		King Bed	1	6
		Head board	3	18
		Linens (set per bed)	3	18
		Night stand	1	6
		Double light fixture (wall mount)	1	6
		Telephone	1	6
		iHome radio	1	6
		Vanity light fixture (wall mount)	1	6
		Hair dryer	1	6
		TV	2	12
		Four drawer dresser	2	12
		Table lamps	2	12
		Artwork (pieces)	4	24
		Iron	1	6
		Ironing board	1	6
		Microwave	1	6
		Mini-refrigerator	1	6
		Full Length Mirror (wall mount)	1	6
		Coffee Maker	1	6
		Trashcans	3	18
		HVAC Unit	1	6
		Balcony Chair	2	12
		Balcony Small Table	1	6
		Appropriate window treatments	2	12
LIVE OAKS/L3 JUNIOR SUITE (LJ)	2	Queen bed	2	4
		Head board	2	4
		Linens (set per bed)	2	4
		Night stand	1	2
		Double light fixture (wall mount)	1	2
		Telephone	1	2
		iHome radio	1	2
		Vanity light fixture (wall mount)	1	2
		Hair dryer	1	2
		TV	2	4
		Armoire	2	4
		Full Length Mirror (wall mount)	1	2
		Table	1	2
		Chairs	4	8
		End Table	2	4
		Table lamp	2	4
		Sofa	1	2
		Coffee table	1	2
		Easy chair	1	2
		Artwork (pieces)	5	10
		Room safe	1	2
		Iron	1	2
		Ironing board	1	2
		Microwave	1	2
		Stove Cooktop	1	2
		Coffee Malke	1	2
		Refrigerator	1	2
		Trashcans	2	4
		HVAC Unit	2	4
		Balcony Chair	1	2
		Balcony Small Table	2	4
		Appropriate window treatments	2	4

TOTAL ROOMS AVAILABLE	491

As of 8/20/14
Schedule 4.1.3c

Furniture, Fixtures & Equipment - Conference Center

Description	Total Quantity

Tables
4ft	20
6ft	200
8ft	21
6ft classroom	106
Serpentine	3
Rounds	119
Half Rounds	4

Chairs
Pink	560
Black	1,500
Green	330
White Wedding	199

Dance Floor Sections 18X18	2

Stage
Old Brown/Black sections 4 x 8	11
New Black/Silver sections 4 x 8	15
New Sico staging	9

Miscellaneous	3
Portable Bars 6'	2
Podiums freestanding	2
Podiums with speaker	1
Sound system (fees entire Conf. Center)	3
LCD projectors	1
Speaker phone

As of 8/20/14
Schedule 4.1.3d
Furniture, Fixtures & Equipment - Swimming Pools

Description	Total Quantity
Live Oaks:
Chaise lounges	36
Chairs	58
Tables	14

Palmetto:
Chaise lounges	58
Chairs	22
Tables	7

Cypress:
Chaise lounges	52
Chairs	12
Tables	3

As of 8/20/14
Schedule 4.1.3e
Furniture, Fixtures & Equipment
Marlin's Restaurant (Seating Area)

Description	Total Quantity

Booths
Double sided	8
Single Sided	16

Chairs	412

Tables
5 ft tables	35
Square 4 top tables	43
8 ft table	2
small round tables	6
big round tables	4
4 ft tables	18
52 inch NEC flat screen TV's	3

Pool Bar Deck
High Top Chairs	8
Chairs	35
Tables/rounds	9
Umbrellas	9
Umbrellas/Base	9

As of 8/27/14
Schedule 4.1.8
Licenses and Permits

Description	Permit/ License #	Effective Date/Year	Expires
SC Department of Revenue Retail License *	026023525	7/6/1905	N/A
Horry County SC Business License (Hotel/Motels) *	188943	2014	4/20/2015
Horry County SC Business License (Amusement Machine Coin Operated) * Business where machine is located.	188942	2014	4/20/15
Fed. Communications Comm., Wireless Telecommunications Bureau (Radio Station Authorization-Land/Mobile Wireless Radio License)	0001886662	6/16/05	6/16/2015
SC Department of Natural Resources Salt Water Public Fishing Pier License *	RF192015000002	7/1/14	6/30/15
SC Department of Natural Resources Fishing Pier License *	C01149518	5/26/05	N/A
SC Department of Revenue (Business Liquor By the Drink) *	320154373-PLB	6/1/13	5/31/2015
SC Department of Revenue (On premises Beer & Wine License) *	320154373-PBW	6/6/13	5/31/2015
SC Department of Revenue (Local Option Permit Valid Time 2400-0200/1000-2400) *	320154373-LOP	6/8/14	5/31/2015
Dept. of the Treasury-Alcohol & Tobacco Tax and Trade Bureau, Special Occupancy Tax **	2004149-053-011	7/1/04	**6/30/2005
DHEC Bureau of Water Recreational Waters Permit Type-B Pool (Sticker #2271)	26-1004B	4/1/14	3/31/15
DHEC Bureau of Water Recreational Waters Permit Type-B Lazy River (Sticker #2272)	26-1005B	4/1/14	3/31/15
DHEC Bureau of Water Recreational Waters Permit Type-C Kiddie Pool (Sticker #2273)	26-1006C	4/1/14	3/31/15
DHEC Bureau of Water Recreational Waters Permit Type-B Pool (Sticker #2274)	26-1007B	4/1/14	3/31/15
DHEC Bureau of Water Recreational Waters Permit Type-C Kiddie Pool (Sticker #2261)	26-066-1	4/1/14	3/31/15
DHEC Bureau of Water Recreational Waters Permit Type-B Pool (Sticker #3766)	26-K55-1	4/1/14	3/31/15
DHEC Bureau of Water Recreational Waters Permit Type-B Lazy River (Sticker #3767)	26-K56-1	4/1/14	3/31/15
DHEC Bureau of Water Recreational Waters Permit Type-C Kiddie Pool (Sticker #3768)	26-K57-1	4/1/14	3/31/15
DHEC Bureau of Water Recreational Waters Permit Type-B Pool (Sticker #2753)	26-379-1	4/1/14	3/31/15
DHEC Bureau of Environmental Health, annual retail food establishment health inspection "A" (Marlin's Cafeteria)	36-206-00540	N/A	N/A
DHEC Bureau of Environmental Health, annual retail food establishment health inspection "A" Barnacles)	26-206	N/A	N/A
DHEC Bureau of Environmental Health, annual retail food establishment health inspection "A" (Conference Center)	26-206-08861	N/A	N/A
* License in name of Leroy Springs & Company, Inc.
** Effective 7/1/05, payment of Special Tax Stamp was suspended through 6/30/08, and was, as of 7/1/08, repealed for all alcohol occupations.
NOTES: SMB's Marlin's (Cafeteria) received its annual letter from DHEC dated 5/12/06 exempting it from the Food Service Fee.
See Schedule 4.1.14 Service Contracts for software licenses.
SC Department of Labor, Licensing & Regulation Office of Elevators and Amusement Rides

Certificate of Operation	Unit #	Date of Last Inspection
Passenger elevator-Springmaid Conference Center *	26-0987	10/18/13, Expires 10/18/14
Passenger elevator-Springmaid Beach Hotel *	26-0706	10/18/13, Expires 10/18/14
Passenger elevator-Springmaid Beach Hotel *	26-0705	10/18/13, Expires 10/18/14
Passenger elevator-Springmaid Beach Hotel *	26-0704	10/18/13, Expires 10/18/14
Passenger elevator-Springmaid Beach Hotel *	26-0703	10/18/13, Expires 10/18/14
Passenger elevator-Springmaid Towers *	26-0649	10/18/13, Expires 10/18/14
Passenger elevator-Springmaid Towers *	26-0648	10/18/13, Expires 10/18/14
Passenger elevator-Springmaid Conference Center *	26-0647	10/18/13, Expires 10/18/14
Passenger elevator-Palmetto *	26-1015	10/18/13, Expires 10/18/14
Passenger elevator-Springmaid Conference Center *	26-0646	10/18/13, Expires 10/18/14
Passenger elevator-Palmetto *	26-1014	10/18/13, Expires 10/18/14
Passenger elevator-Palmetto *	26-1013	10/18/13, Expires 10/18/14

OTHER: We are in receipt of a letter dated 3/26/07 from the SC Department of Natural Resources (DNR), addressed to "Owners/Managers of building with nesting Least Terns" with specific site reference to roof nests on Cypress Building. Letter solely asks for cooperation in minimizing disturbances to these State-threatened birds during the nesting season, May-August; per t/c with Tom Murphy of the DNR, SMB is restricted from renovating or demolishing this unit while birds are actively nesting or have chicks.

## SCHEDULE 4.1.14

### Service Contracts

As of 9/8/14

| SERVICE PROVIDER | EXECUTED CONTRACT DATE | CONTRACT EXPIRATION DATE | ENGAGE-MENT FEES | TERMS/NOTES | SERVICE TO BE RENDERED |
|---|---|---|---|---|---|
| Advantage Services Management (ASPPM) | 3/6/14 | 30-days written notice | See Terms | Various jobs (carpet cleaning, upholstry, tile/grout) to be charged based on written bids and charges; payment due 30 days after billing; agreements can be terminated upon 30-day prior notice. | Contract interior cleaning |
| Aerolina | 9/21/2012 | 9/20/15 | $985.10/MTH | 3-YR non-transferable agreement; $16,625 installation charge. | Wireless Internet Maint/guest help line |
| Alsco | 5/7/13 | 5/6/16 | See Terms | Fees vary depending on product ordered. | Linen/Other Supplies for Conference Center |
| The American Hospitality Academy | 12/18/13 | 30-days written notice | See Terms | $1,500/Month for each program participant. Written Notice of agreement termination. | Recruiting & Training domestic interns and Intl. seasonal workers. |
| Applied Media Technologies Corp (AMTC) | 4/8/05 | N/A | 1/11/02 | Annual Fee; no contract per 8/18/14 p/c with vendor; automatically renews | Sirius Satellite Radio subscription for Front Desk, Marlins, Pier. |
| Better Brands Inc. | 3/2/07 | N/A | See Terms | No rental Fee applicable; declared value of Personal Prop/Equip is $1000. | Single Keg unit in Barnacles on Pier. |
| Chemical Solutions International (CSI) | 8/1/12 | 7/31/15 | See Terms | Fees vary depending on product ordered. | Laundry Chemicals |
| Cintas Corp | 8/27/13 | N/A | $56/WK | Deep Clean Pier Restrooms | Deep Clean pier restrooms |
| Coastal Games & Amusement | 4/1/11 | 4/1/16 | 50/50 Split | Revenue & expenses, limited to license fees and prizes for redemption center, split 50/50. Change machines & tokens provided by Vendor. Exclusivity Clause. No formal agreement | Arcade machines provided at Harbor Oaks. |
| Commercials On Hold | 1/23/11 | 1/23/12 | $795/YR | Includes Internet downloaded QTRly updates | Provides advertisement on hold |
| Compass Group USA Inc. | | | | | Rev share on snack vending machines |
| Dunbar Armored Car | 8/1/14 | Auto Renews | $279.30/MTH | Can cancel with 30-day written notice prior to anniversary date. | Armored car (recently changed from Garda). |
| EcoLab | 9/1/14 | Auto Renews | | First month $3,780; Total monthly fee @ $1,890. | Pest Control; began 9/1/14. |
| Elavon Inc./Protobase * | 1/23/13 | Auto Renews | See Terms | Agreement auto renews for one year on anniversary date. Agreement can be terminated upon at least 90-days written notice. Fees vary depending on volume of credit card sales. | Credit Card processing-Gift Shop |
| Elavon Inc./Protobase * | 1/23/13 | Auto Renews | See Terms | Agreement auto renews for one year on anniversary date. Agreement can be terminated upon at least 90-days written notice. Fees vary depending on volume of credit card sales. | Credit Card processing-Restaurant |
| Everclear Pool Service Inc. * | 2/1/14 | 2/1/15 | $3900/ MTH | Fee billed monthly; 30-day written notice to cancel | Service 8 pools on the property. |
| Founders Federal Credit Union (FFCU) | N/A | N/A | N/A | FFCU installed driveup ATM as convenience to AMB and Founders. No formal lease/related terms exist. 60-90 day Notice provided to FFCU if ATM is to be removed from the property; second ATM at the pier. | ATM Machines in front of Live Oaks Parking Deck, and on Pier |
| Immersion Technology Inc. | 10/31/12 | 24-months | $3,492/initial | $3,492 upon signing; $1,164/month. | Host server of Springer Miller software |
| Jack's Surf Lessons & Board Rentals * | 5/18/14 | 10/1/14 | $200/MTH | Buyer can enter new contract for 2015 season | Surf lessons & board rentals |

**SCHEDULE 4.1.14 Continued**

| | | | | | |
|---|---|---|---|---|---|
| MaxxFitness | 1/1/14 | 12/31/14 | $125/QTRly | Additional parts cost may be necessary to restore operation condition upon contract expiration. Cancellable on 30-day written notice. | Exercise equipment servicing. |
| Mosaic Technology Partners | 1/16/2007 | Auto Renews | $2,673 | Annual contract for Postini Perimeter Manager @ $2.75 for 81 users. Expires 1/15/1 | Provides "Postini" anti-spam service. |
| Newmarket International Inc. (Delphi) * | 7/23/01 | Auto Renews | $4,588 | Annual fee for annual support agreement governed by original software purchase contract dates 10/21/01; renews automatically. | Sales/Catering Software support license. |
| Newmarket International Inc. (Delphi) * | 7/29/14 | ------ | $4,675 | Upgrades to Delphi, PMS Interface, Microsoft SQL 2012; one-time upgrades. | |
| PAETEC (Windstream) | 6/21/11 | 6/21/14 | $1,129 | Monthly fee for 36 months; now on month-to-month | Long Distance & Local Phone Service |
| PAR Springer Miller Systems Inc. * | 10/22/12 | 3/14/16 | $4,345 | Software License Services, and Sale of Product Agreement. Also Equipment Finance Agreement with PAR Finance Corp. Monthly fee for 36 months. | |
| PCW Vending | N/A | N/A | N/A | Coin-operated laundry machines. No formal contract signed. Verbal revenue-sharing agreement with revenues shared evenly. | |
| Pepsi Bottling Ventures, LLC | 4/1/11 | 3/31/16 | None | Auto renews for one year unless contrary written notice given by either party at least 60 days prior to expiration of Term or Current Renewal Term. Vendor installs/ maintains in each outlet at no charge, a mutually agreed upon number of dispensing units. Rebates issued QTRly to SMB at $1.25/GAL or case of bottle/can product. | Fountain Beverage Sales Agreement |
| Pinnacle Communications Corp | 1/1/03 | N/A | $1,057 | Monthly Fee; unsigned contract in effect. | Telephone System (PBX) Service |
| Scentair Technologies Inc. | 8/15/12 | Auto renews | $109 | Auto renews month to month. Monthly Fee. Agreement can be terminated upon 90-day written notice. | Environment Scent for Gift Shop |
| Springmaid Beach Resort | 8/22/14 | 4/30/17 | See Terms | Supported by Delphi Catering; report is as of 8/21/14 and changes daily. | Future room nites contracted with various Groups. |
| Springmaid Beach Resort | 8/21/14 | N/A | See Terms | Supported by property management system SMS Host; report as of 8/21/14 and changes daily. | Room deposits for future stays contracted with various transient and group customers. |
| Starwood of Myrtle Beach | 1/1/07 | Auto renews | $11,485/MTH | Month-to-month term sheet; no contract; annual maintenance = $137,820. | Landscape Services |
| Steritech | ------ | 9/12/14 | ------ | Terminated as of 9/12/2014 | Pest exterminator |
| Thyssen-Krupp Elevator Corp | 5/6/11 | 5/5/16 | $4,290/MTH | Fees are annual with a 3% discount for paying in advance. Auto renews for five years on expiration date. Agreement can be terminated upon 90-day written notice, before anniversary date. | Elevator Maintenance for all 12 on property. |
| Time Warner Entertainment-Advance/ Newhouse Partnership (dba Time Warner Cable) | 12/18/00 | 12/18/17 | See Terms | $5.86/room/per month; auto renewal after initial 5-year term. | Cable TV to all rooms |
| Time Warner Cable | 6/16/13 | NA | $1,110 | Monthly fee; month-to-month contract | High Speed Internet (HSD) service |
| Unifocus | 6/23/04 | Auto renews | $622/MTH | Fee subject to annual adjustment; no contract | Guest survey reporting |
| Universal Protection Service | 1/4/13 | Auto renews | See Terms | Standard Rate $14.51/hour for all permanent weekly hours (168 hours/week). 1.5X standard rate for requested overtime hours. 30-day written cancellation notice. | Onsite security services |
| VSC Fire & Security Inc. | | | | No contract; No monthly or annual fee. Call as needed. | Fire Alarm & Sprinkler Maintenance/ monitoring |
| (The) Wagner Consulting Group | | | $1,725/YR | Annual inspection; no contract; fee reflects 3% payment discount. | Elevator inspection services |
| Yellow Dog Software | 2/1/13 | 2/1/16 | $755 | Monthly fee for 36 months/$193 after month #36. | Software for Pier Gift Shop/Rest. inventory system. |

* Service Contract in the name of Leroy Springs & Company, Inc.

## Schedule 4.1.14
**Service Contracts, continued**

**At 8/25/14**

**WATERMEDIA WORKSHOPS**

**Letter Agreement between Leroy Springs & Company and Service Provider at Workshop to be held at SMB.**

| INSTRUCTOR CONTRACTED | CONTRACT EXECUTED | HONORARIUM | SERVICES | WORKSHOP PERIOD |
|---|---|---|---|---|
| **Fall 2014** | | | | |
| Linda Baker | February 8, 2013 | $3,500 | Workshop Instruction | November 2-8, 2014 |
| Carole Barnes | December 4, 2012 | $3,500 | Workshop Instruction | November 2-8, 2014 |
| Gerald Brommer | November 6, 2012 | $3,500 | Workshop Instruction | November 2-8, 2014 |
| Fred Graff | March 20, 2013 | $3,500 | Workshop Instruction | November 2-8, 2014 |
| Birgit O'Connor | May 19, 2013 | $3,500 | Workshop Instruction | November 2-8, 2014 |
| Alex Powers | April 20, 2013 | $3,500 | Workshop Instruction | November 2-8, 2014 |
| Linda Baker | September 3, 2013 | $3,500 | Workshop Instruction | November 9-15, 2014 |
| Kathleen Conover | November 5, 2012 | $3,500 | Workshop Instruction | November 9-15, 2014 |
| Dale Laitinen | February 18, 2013 | $3,500 | Workshop Instruction | November 9-15, 2014 |
| Skip Lawrence | December 14, 2012 | $3,500 | Workshop Instruction | November 9-15, 2014 |
| Barbara Nechis | April 24, 2013 | $3,500 | Workshop Instruction | November 9-15, 2014 |
| Ted Nuttall | February 5, 2013 | $3,500 | Workshop Instruction | November 9-15, 2014 |
| Carrie Brown | April 23, 2013 | $3,500 | Workshop Instruction | November 16-22,2014 |
| Annie Morgan | June 8, 2013 | $3,500 | Workshop Instruction | November 16-22,2014 |
| Alex Powers | October 16, 2013 | $3,500 | Workshop Instruction | November 16-22,2014 |
| Janet Rogers | March 1, 2013 | $3,500 | Workshop Instruction | November 16-22,2014 |
| Eric Wiegardt | May 6, 2013 | $3,500 | Workshop Instruction | November 16-22,2014 |
| Lian Quan Zhen | February 2, 2013 | $3,500 | Workshop Instruction | November 16-22,2014 |
| **Spring 2015** | | | | |
| Don Andrews | July 31, 2013 | $3,600 | Workshop Instruction | March 1-7, 2015 |
| Carrie Brown | August 27, 2013 | $3,600 | Workshop Instruction | March 1-7, 2015 |
| Liz Kenyon | September 13, 2013 | $3,600 | Workshop Instruction | March 1-7, 2015 |
| Alex Powers | October 16, 2013 | $3,600 | Workshop Instruction | March 1-7, 2015 |
| Linda Baker | September 3, 2013 | $3,600 | Workshop Instruction | March 8-14,2015 |
| Carole Barnes | May 6, 2013 | $3,600 | Workshop Instruction | March 8-14,2015 |
| Skip Lawrence | June 5, 2013 | $3,600 | Workshop Instruction | March 8-14,2015 |
| Ted Nuttall | February 22, 2014 | $3,600 | Workshop Instruction | March 8-14,2015 |
| Judy Morris | May 29, 2013 | $3,600 | Workshop Instruction | March 8-14,2015 |
| Birgit O'Connor | June 13, 2014 | $3,600 | Workshop Instruction | March 8-14,2015 |
| Linda Baker | September 3, 2013 | $3,600 | Workshop Instruction | March 15-21,2015 |
| Mary Todd Beam | April 5, 2013 | $3,600 | Workshop Instruction | March 15-21,2015 |
| Mary Ann Beckwith | April 22, 2013 | $3,600 | Workshop Instruction | March 15-21,2015 |
| Pat Dews | April 20, 2013 | $3,600 | Workshop Instruction | March 15-21,2015 |
| Mark Mehaffey | May 21, 2013 | $3,600 | Workshop Instruction | March 15-21,2015 |
| Eric Wiegardt | June 24, 2013 | $3,600 | Workshop Instruction | March 15-21,2015 |
| **Fall 2015** | | | | |
| Don Andrews | January 8, 2014 | $3,600 | Workshop Instruction | November 1-7, 2015 |
| Linda Baker | September 3, 2013 | $3,600 | Workshop Instruction | November 1-7, 2015 |
| Carole Barnes | May 6, 2013 | $3,600 | Workshop Instruction | November 1-7, 2015 |
| Dale Laitinen | August 6, 2013 | $3,600 | Workshop Instruction | November 1-7, 2015 |
| Jeannie McGuire | June 6, 2013 | $3,600 | Workshop Instruction | November 1-7, 2015 |
| John Salminen | June 21, 2013 | $3,600 | Workshop Instruction | November 1-7, 2015 |
| Linda Baker | September 3, 2013 | $3,600 | Workshop Instruction | November 8-14, 2015 |
| Kathleen Conover | January 30, 2014 | $3,600 | Workshop Instruction | November 8-14, 2015 |
| Ken Goldman | May 10, 2013 | $3,600 | Workshop Instruction | November 8-14, 2015 |
| Skip Lawrence | June 5, 2013 | $3,600 | Workshop Instruction | November 8-14, 2015 |
| Janet Rogers | July 26, 2013 | $3,600 | Workshop Instruction | November 8-14, 2015 |
| Gerald Brommer | January 21, 2014 | $3,600 | Workshop Instruction | November 15-21, 2015 |
| Carrie Brown | September 5, 2013 | $3,600 | Workshop Instruction | November 15-21, 2015 |
| Betty Carr | January 10, 2014 | $3,600 | Workshop Instruction | November 15-21, 2015 |
| Frank Francese | April 13, 2014 | $3,600 | Workshop Instruction | November 15-21, 2015 |
| Ted Nuttall | February 22, 2014 | $3,600 | Workshop Instruction | November 15-21, 2015 |
| Alex Powers | October 16, 2013 | $3,600 | Workshop Instruction | November 15-21, 2015 |
| Matthew Daub | July 28, 2014 | $40 per student per day/5 day workshop | Workshop Instruction | November 15-21, 2015 |
| **Spring 2016** | | | | |
| Don Andrews | June 15, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | February 28-March 5, 2016 |
| Carole Barnes | June 17, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | February 28-March 5, 2016 |
| Ted Nuttall | June 15, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | February 28-March 5, 2016 |
| Linda Baker * | | $40 per student per day, for 5 day workshop | Workshop Instruction | March 6-12, 2016 |
| Skip Lawrence | July 26, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | March 6-12, 2016 |
| Donna Zagotta | July 25, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | March 6-12, 2016 |
| Linda Baker * | | $40 per student per day, for 5 day workshop | Workshop Instruction | March 13-19, 2016 |
| Carrie Brown | July 8, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | March 13-19, 2016 |
| Richard Stephens | July 14, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | March 13-19, 2016 |

| | | | | |
|---|---|---|---|---|
| **Fall 2016** | | | | |
| Linda Baker * | | $40 per student per day, for 5 day workshop | Workshop Instruction | Oct.30 - Nov. 5, 2016 |
| Carole Barnes | June 17, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | Oct.30 - Nov. 5, 2016 |
| Linda Doll * | | $40 per student per day, for 5 day workshop | Workshop Instruction | Oct.30 - Nov. 5, 2016 |
| Don Andrews | June 15, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | November 6-12, 2016 |
| Linda Baker * | | $40 per student per day, for 5 day workshop | Workshop Instruction | November 6-12, 2016 |
| Skip Lawrence | July 26, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | November 6-12, 2016 |
| Carrie Brown | July 8, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | November 13-19, 2016 |
| Ted Nuttall | June 15, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | November 13-19, 2016 |
| **Spring 2017** | | | | |
| Mark Mehaffey | August 20, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | March 5-11,2017 |
| **Fall 2017** | | | | |
| Mark Mehaffey | July 20, 2014 | $40 per student per day, for 5 day workshop | Workshop Instruction | November 5-11,2017 |

* Contract has been sent to instructor, but not yet countersigned nor returned.

8/22/2014

# Schedule 4.1.14a
## Service contracts: Credit Cards

Springmaid Beach has the following credit card arrangements with vendors:

| Vendor | Date Opened | Credit Line | Account # | Phone # | Authorized Use Individuals/ Cardholder | Comments |
|---|---|---|---|---|---|---|
| SAM's Club | 5/1/14 | $ 5,000 | | 800 462 2996<br>843 448 3887 | Charles King<br>Susan Salter<br>James Griffeth | Individually issued cards with photos. |
| Office Depot * | 1/26/05 | $ 9,000 | 8011 341 4863 | 800 729 7744 | | Card safekept by Controller |
| Home Depot | 1/26/05 | $ 7,900 | 6035 3225 0252 5508 00023 | 800 685 6691 | Russ Smith<br>Matt Oakley<br>Stan Lacrioix<br>Rodney Grant | Individually issued cards. |
| Lowe's | 1/26/05 | $10,000 | 9800 0256 5310 0006 | 843 626 1700 | Russ Smith<br>Kent Henderson<br>Matt Oakley<br>Stan Lacrioix | Individually issued cards. |
| Best Buy * | 2/1/14 | $25,000 | 6051 2600 0998 7509 | 800 201 4882 | | Card safekept by Controller |

* Issued to Leroy Springs & Company

# Schedule 4.1.14b

**At 9/8/14**

## Service Contracts, Continued

**Springmaid Beach has committed to the following marketing/advertising expenditures (some of which may have already been incurred)**

| Contracts and Services | Description & Details | Contract Date & Terms | Cost |
|---|---|---|---|
| AAA * | Annual Fee/Use of AAA Emblem/Trademark in Advertising (Appointment) | 2014; Monthly spread | $1,913/YR |
| Agency Dominion * | Website development and maintenance | $12K paid; $4K content work yet to be done. | $16,000 |
| ASCAP | Music Licensing, no contract | Annual billing, 2014 | $784.01 |
| BMI | Music Licensing, no contract | Annual billing, 2014 | $1,723.59 |
| Coastal Outdoor Advertising | Springmaid Beach Billboard US HWY 501 | 5/1/14--4/29/15 | $400/MTH or $5,200/YR |
| Coastal Outdoor Advertising | Springmaid Beach Billboard S. Ocean Boulevard | 12/1/13--11/29/14 | $195/MTH or $2,535/YR |
| Coastal Outdoor Advertising | | As needed @ $900/billboard | |
| G-Commerce * | Search Engine Optimization & Pay Per Click Mgmt. (via Prop.Manager) | | $725/MTH |
| Guestfolio Communications | ECRM Software/database management | 12/6/13--12/6/15; 24-MTH Term. Cancellable with 3 MTHs written notice. | $385/MTH |
| Idealapeel | Room card keys and key pockets | No written agreement; initiated 5/2/06. | N/A |
| Revinate * | Revinate Review and Social Media Dashboard | | 3 @ $300 |
| SESAC | Music Licensing, no contract | Annual billing, 2014 | $1,043 |
| Smith Travel Research | Annual subscription to receive monthly & weekly STAR Reports | | $1,300 |
| TravelCLICK | TravelCLICK Booking Services | Web, GDS, ODD, Call Ctr, iHotelier trans fees, demand fees | per agreement |
| | | Monthly Minimum Fee | $400/MTH or $5,200/YR |
| | | Mobi Book Subscription | $50/MTH |
| | | PMS Integration | $150/ MTH |
| | | Demand Services | 15.00% |
| | | Call Center | 9.00% |
| | | iHotelier OTA Sync Maint Fee | $75/ MTH |
| | | iHotelier OTA Sync Res Fee | $2.75 |
| Unifocus | Guest Survey Services. See Schedule 4.1.14. | No Contract; month to month | $622/MTH |
| VFM Leonardo Inc. * | Vbrochure online merchandising; photo distribution | $281.58 onetime setup & $1,363 annual fee | |
| Vizergy * | Booking engine used for eblasts; 60-day written notice to cancel | | |
| Z-Direct | ECRM Software/database management; cancelled effective 9/30/14; cancellation acknowledged on 7/18/14. | | $2,000/MTH |
| **OTA's and Wholesalers** | | | |
| Booking.com | OTA | | |
| Coastal Golfaway | 2013 Wholesale Agreement (Golf). Will honor if they call. | | |
| getaroom.com * | OTA | | |
| Golf Trek | 2014 Wholesale Agreement ( Golf) | | |
| Gryphon Golf Tours | 2013 Wholesale Agreement (Golf). Will honor if they call. | | |
| HotelTonight.com * | OTA | | |
| Hotwire.com | OTA; term & conditions | No agreement; rates are opaque | |
| Myrtle Beach Golf Masters | 2014 Wholesale Agreement ( Golf) | | |
| Myrtle Beach South | 2014 Wholesale Agreement ( Golf) | | |
| Orange Lake Country Club, Inc | Wholesale Agreement | | See Terms |
| ReservationsSystem.com, Inc dba "Bookit.com" | OTA; dated 2/12/09; see terms | | |
| Reserve Direct * | OTA | | |
| Seaside Golf Vacations | 2014 Wholesale Agreement ( Golf) | | |
| Surrey Vacation Resorts (dba Grand Crowne Resorts) | | | |
| Travel Holdings (dba Touricoholiday.com) | OTA; 2014 Calendar year agreement | | |
| Travelscape LLC, dba Expedia Travel & Hotels.com LP | 1/1/10 Property Participation Agreement. SMB establishes net room rate. Provider retains any markup over net rate for rooms booked through the service. Contract may be terminated as of 12/31 of any year with at least 30 days written notice. | Internet reservation service | See Terms |
| Travelweb LLC & Priceline.com Inc. | OTA; property participation agreement dated 11/2/06 | | |
| Travelzoo Inc. * | OTA; hotel agreement effective 7/30/14 | | |

**SCHEDULE 4.1.14b SERVICE CONTRACTS, Continued**

| **Directory & Magazine/Online Advertising** | | | |
|---|---|---|---|
| AAA * | Annual Tour Book advertising for 2014; paid in full; no further obligation. | 2014 Tour Book, Camp Book, Photo Gallery, Coupon Adv. | $12,278 |
| AAA TourBook | AAA TourBook Travel Directory/2015 Edition | Scaled back for 2015; Billboard agreement only | $1,910 |
| AENC Success Magazine | Advertising in AENC Success Magazine | As needed; no contract. | $3,600/YR |
| Bring Fido.com | Annual Listing on BringFido.com | As needed; no contract. | $149 |
| Convention South | Advertising in Convention South Magazine with 1/2 page ad | As needed; no contract. | $4,800/YR |
| CVENT | Advertising online via CVENT | 8/1/14--7/31/15 | $5,188 |
| Drawing Magazine | Watermedia ad for Spring 2015 | 1X $750 (planned expenditure) | |
| Facebook Ads | Advertising via Facebook to promote in house events, outlets | On demand; no agreement | $100/MTH |
| Google Pay Per Click | Pay Per Click Campaign | On demand; no agreement; fee on consumption | |
| Intellistrand/MyrtleBeach.com | Pay Per Click Ad's/Campaign | On demand; no agreement; (2012 agreement expired) | |
| MB Area Chamber of Commerce | E-Blasts through MB Chamber to their entire database | Related to Chamber After Hours event; no contract. | |
| MB Area Convention & Visitors Bureau | 2014 "Lodging Contract;" prepaid in AUG 2013 | 60,000 Click-Level #3 | $33,000/YR |
| MB Area Convention & Visitors Bureau | 2015 "Lodging Contract;" prepaid in AUG 2014 | 60,000 Click-Level #3 | $33,650/YR |
| MB Area Convention & Visitors Bureau | Pay Per Click Campaign | For overage on PPC campaign; part of Lodging Contract | $2,750 |
| MB Area Convention & Visitors Bureau | Meeting Planner Meeting Guide-one-page placement | Included in CVB Lodging contract | $16,000/YR |
| MB Chamber Business After Hours | Hosted MB Chamber Business After Hours Event | No Future Commitments | |
| MSP | Printing Inn-room Channel Guides, Conservation cards | Replaced as needed; no contract | |
| Pirates Voyage | 2014 Christmas Church Mailer, 20000 Flyers & Design | Cooperative effort as needed; no contract | |
| The Artist's Magazine | Watermedia ad for Spring 2015 | 2X $695 (planned expenditure) | $1,390 |
| The Pastel Journey | Watermedia ad for Spring 2015 | 2X $695 (planned expenditure) | $750 |
| TravelMedia Group * | Advertising agreement; roomsaver.com and coupon book | | $1,554/YR |
| TravelNet Solutions, Inc. | DBA ResortandLodges.com; Resort Guide and associated promotions | | $7,500 |
| Travelzoo | Advertising and participating in Travelzoo Top 20 | On demand; no agreement | 2 @ $6,300 |
| Tripadvisor * | Banner ads on tripadvisor.com | 6/2/14--12/31/14. 250K contracted impressions. | $5,000 |
| Tripadvisor * | Business Listing | | |
| Trip Advisor.com | Pay Per Click Campaign | On demand; no agreement | $1000/MTH |
| Waccamaw Publishers | VISIT Paper, Springmaid Pier & BARnacles Ads | June--September, 2014 | $4,262 |
| Weddingpages, LLC; aka "The Knot" | Advertising online with and via theknot.com | | $2,160 |
| WC Artist | Watermedia ad for Spring 2015 | 2X $695 (planned expenditure) | $1,390 |

| **Professional Organizations** | **Approximate Membership Dues** | |
|---|---|---|
| AENC- Assocation Executives of NC | Annual Dues | $250 |
| American Bus Association | Annual Dues | $500 |
| Chicora Myrtle Beach Rotary Club | Donald attends Chicora Myrtle Beach Rotary | 3 @ $400 |
| CNC-Coastal Networking Cooperative | Annual Dues | $150 |
| Coastal Wedding Professionals | Annual Dues | $175 |
| Grand Strand Bridal Assocation | Annual Dues | 2 @ $350 |
| Grand Strand Hosp. Sales Assoc | Annual Dues | $110 |
| Grand Strand Optimist Club | Sharon attends Grand Strand Optimist Club | $120 |
| gsSCENE | gsSCENE Young Professionals Dues (Donald & Heather) | $60/person |
| MB Area Chamber of Commerce | Chamber Annual Dues | $5,125 |
| MB Hospitality Assoc Golf Tourn. | Hospitality Association Golf Tournament Foursome | $450 |
| MB Hospitality Association | Annual Dues | 2 @ $1,000 |
| MPI of the Carolinas | Annual Dues for Meeting Planners International (MPI) | $250 |
| National Tour Association | Annual Membership Dues | $650 |
| Religious Christian Ministry Assoc | RCMA Annual Dues | $200 |
| SC, NC, VA Motorcoach Associations | Annual Dues for SC, NC, and VA Motorcoach Associations | $225/each association |
| SCSAE | South Carolina Society of Association Executives, annual dues | $400 |

**SCHEDULE 4.1.14b SERVICE CONTRACTS, Continued**

| Trade Shows & Industry Events | Approximate Cost | |
|---|---|---|
| American Bus Assoc. Marketplace Show | Kimberly Waffle to attend ABA Marketplace Show in TN | $1,300/YR |
| Association Executives of NC | Pam Reis to attend AENC meetings & tradeshows | $2,050/YR |
| Coastal Wedding Professionals | Hosting a Coastal Wedding Professionals Meeting | $100/YR |
| Coastal Wedding Professionals | Hosting a Coastal Wedding Professionals Meeting | $275/YR |
| Grand Strand Bridal Association | Hosting a Grand Strand Strand Bridal Association Meeting | $200/YR |
| Marine Travel Expo | Attending Marine Travel Expo | $450/YR |
| MB Chamber Member to Member Expo | Attending/Participating in MB Chamber Member to Member Expo | $100/YR |
| Meeting Planners International | Kimberly Waffle to attend MPI Conference and Regional Analysis | $4,250/YR |
| Military Reunion Network Show | Sharon Kemerer to attend Military Reunion Network Show | $200/YR |
| Military Travel Expo Parris Island | Sharon Kemerer to attend this expo | $250/YR |
| Motorcoach of SC Marketplace | Sharon Kemerer to attend Motorcoach of SC Marketplace Tradeshow | $1,650/YR |
| Religious Christian Ministry Assoc | Kathy Hardwick to attend RCMA Annual Tradeshow | $1,700/YR |
| Rejeuvante Mtgs Religious Marketplace | Ann McCoy to attend Rejeuvante Meetings Marketplace Event | $3,500/YR |
| SC Society of Association Executives | Pam Reis to attend SCSAE Annual Tradeshow in Columbia SC | $1,700/YR |
| Shaw Air Force Base Travel Expo | Attending Shaw Air Force Base Travel Expo | $450/YR |
| Springmaid Beach Resort Bridal Expo | Hosting a Bridal Expo here to promote Weddings | $500/YR |
| T.E.A.M.S Conference | Sharon Kemerer to attend T.E.A.M.S Conference | $2,000/YR |
| The Wedding Showcase | Kimberly Waffle to attend The Wedding Showcase | $2,100/YR |
| Wedding Showcase Show | Kimberly Waffle to attend Wedding Showcase Show | $700/January |

* Contract is via corporate contract through Charlestowne Hotels, Property Manager. No SMB-specific contract.

Schedule 4.1.15a
Leases
A.    Building and Rooftop Lease Agreement dated June 28, 2005, between Leroy Springs & Company Inc. (“Lessor”) and CELLCO Partnership dba Verizon Wireless (“Lessee”) for an approximate 398°a area on rooftop of Palmetto Building of Springmaid Beach Resort. Lease commenced 8/1/05 (the first day of the month following the date the Lessee was granted a building permit) for initial term of five years with three additional 5-year extensions. Initial annual rental was $15,000, escalating 3% annually. Lessee may terminate the agreement at the end of each 5-year period, subject to six months’ notice.

Schedule 4.1.15b
Campground Leases
AS OF 9/8/14

Leroy Springs & Co. Inc., doing business as Springmaid Beach, is Landlord to Ground Lease Agreements (185 total) with the following Lessees. All Lease Agreements are for a 12-month-only term from 1/1/14 through 12/31/14. Annual rental charges are $5000 on 161 sites, $6500 on 17 sites, $7000 on 5 sites, $4300 on CG718 (Employee) , and $2500 on CG612A (under special circumstances). All leases are paid-in-full except for

CAMPSITE #		LESSEE	ADDRESS	CITY STATE ZIP	ANNUAL LEASE $$
CG201	Holden	Ricky	1048 Horton Rollins Road	Kershaw SC 29067	6,500
CG202	Helms	Donnie	P O Box 1322	Fort Mill SC 29716	6,500
CG203	Vincent	Ronald	796 Baker Place Road	Lancaster SC 29720	6,500
CG204	Knight	John	3759 McIlwain Road	Heath Springs SC 29058	7,000
CG205	Murdock	Geleda	289 Rocky Face Church Road	Taylorville NC 28681	6,500
CG206			ABANDONED
CG207	Fountain	Steve & Pat	2015 56th Avenue	Spokane WA 99223	7,000
CG208	Lee	Martha	P O Box 70	Maury NC 28554	7,000
CG209	Dean	Lisa M.	21229 Bear Ck. Road	Catlettsburg KY 41129	7,000
CG210	Mitchell	Pat & Kevin	29256 Quail Tr Road	Norwood NC 28128	7,000
CG211	Boone	Laura	457 Adamas Ln	Lancaster SC 29720	6,500
CG212	Dubeau	Mike	1155 Partridge Rd	Spartanburg SC 29302	6,500
CG213	Hipp	Warren & Sylvia	3200 Ocean Blvd	Myrtle Beach SC 29577	6,500
CG214	Durham	Jody	615 36th Ave APT K	Myrtle Beach SC 29577	6,500
CG215	Durham	Sarah	1590 Traditon Lane	Myrtle Beach SC 29577	6,500
CG216	Taylor	Darius	P O Box 1031	Madison NC 27025	6,500
CG217	Casey	Donna	3118 Bentley Dr	Lancaster SC 29720	6,500
CG218	Gedney	Stephen & Linda	4432 Cypress Cove	Rock Hill SC 29732	6,500
CG219	Melton	Shaunda	114 Butkis Dr Unit 5	Myrtle Beach SC 29577	6,500
CG220	Chandler	Thomas & Lisabet	1400 Sycamore Knoll	Matthews NC 28105	6,500
CG221	Padgett	Phyllis	7424 Dodsons Crossroads	Hillsboro NC 27278	6,500
CG301	Melton	Annette	2284 North Rocky Rd	Lancaster SC 29720	5,000
CG302	Shurley	Darlene	150 Doster Road	Lancaster SC 29720	5,000
CG303	Ghent	Chris & Ashley	746 Community Lane	Lancaster SC 29720	5,000
CG304	Aldridge	John	718 Clarendon Dr.	Lancaster SC 29720	5,000
CG305	Richards	Hiram & Suzanne	202 Union St	Gaffney SC 29340	5,000
CG306	Warren	Jason & Melissa	210 Richards Landing Dr	Rock Hill SC 29732	5,000
CG307	Tolbert	Michael	225 Meadowbrook Circle	Dallas NC 28034	5,000
CG308	McCaskill	Jason	668 Smith Dr	Camden SC 29020	5,000
CG309	Senter	Kevin	295 Watershed Rd	Lawgap NC 27024	5,000
CG310	Summer	Judy	1220 Kent Dr	Lancaster SC 29720	5,000
CG311	Belk	Betty	5816 Plyler Mill Rd	Monroe NC 28110	5,000
CG312	Faile	John & Doris	112 W Welsh St	Kershaw SC 29067	5,000
CG313	Stacks	Grant	1117 Buckeye Blvd	Fort Lawn SC 29714	5,000
CG314	Reece	Matthew	3703 Travertine Dr	Lancaster SC 29720	5,000
CG315	Plyler	Lonnie & Susan	2024 Airport Rd	Lancaster SC 29720	5,000
CG316	Hall	Willard	2551 Lynwood Drive	Lancaster SC 29720	5,000
CG317	Burden	Dennis & Janine	P O Box 26322	Greenville SC 29616	5,000
CG318	Williams	Bruce	183 Ned Williams Road	Kershaw SC 29067	5,000
CG319	Faulkner	Dianne	1936 Williams Circle	Lancaster SC 29720	5,000

SCHEDULE 4.1.15b, Continued

CG320	Comer	Gerald & LaDonna	1214 Sullivan St	Rock Hill SC 29732	5,000
CG321	Croxton	Susan	P O Box 724	Fort Mill SC 29716	5,000
CG322	Dahl	Robbie	2311 Airport Rd	Lancaster SC 29720	5,000
CG323	Taylor	Renee	2482 S Potter Road	Heath Springs SC 29058	5,000
CG324	West	Sue T.	2815 Frank Hallman Road	Lancaster SC 29720	5,000
CG325	Ratterree	Ervin	144 Old Friendship Rd	Catawba SC 29704	5,000
CG326	Harraway	Lynda	715 Country Club Dr	Oak Island NC 28465	5,000
CG327	Schwartz	Carl	1032 Porter Ranch Road	Lancaster SC 29720	5,000
CG328	Cassady	Beverly	P O Box 127	Cassatt SC 29032	5,000
CG329	Kennington	Joyce	2363 Flat Creek Road	Lancaster SC 29720	5,000
CG401	Chapman	Jimmie	751 Gold Hill Road	Fort Mill SC 29716	5,000
CG402	Rone	Bobby	138 E 4th Street	Kershaw SC 29067	5,000
CG403	Wilson	Olin	507 Canyon Trail	Fort Mill SC 29715	5,000
CG404	Jordan	Keith	1010 Meadowbrook Drive	Lancaster SC 29720	5,000
CG405	Lundy	Bobby	1573 Kennel Road	Fort Mill SC 29715	5,000
CG406	Catoe	Mark & Delores	7022 Sandhill Road	Kershaw SC 29067	5,000
CG407	Taylor	Kenneth & Bernice	1750 Williams Cr	Lancaster SC 29720	5,000
CG408	Knight	James	P O Box 1424	Lancaster SC 29720	5,000
CG409	Johnson	Milbry	2295 Sunshne Rd	Lancaster SC 29720	5,000
CG410	Powers	Harold	2031 John Everall Road	Lancaster SC 29720	5,000
CG411	Lowery	Charlene	1235 Shiloh Ranch Road	Lancaster SC 29720	5,000
CG412	Taylor	Charles Sr	2184 New Hope Road	Heath Springs SC 29058	5,000
CG413	Petrie	Elizabeth	5344 Unaka Ave	Charlotte NC 28205	5,000
CG414	Klare	Linda	1965 Vista Rd	Fort Mill SC 29715	5,000
CG415	Kohut	Aubrey	P O Box 1983	Fort Mill SC 29715	5,000
CG416	Catoe	Joe	1511 Maplewood Avenue	Lancaster SC 29720	5,000
CG417	Hartley	Jerry	P O Box 316	Lancaster SC 29720	5,000
CG418	Threatt	Garry	2034 Glenny Pine Road	Lancaster SC 29720	5,000
CG419	McCutchen	James	P O Box 209	Kingstree SC 29556	5,000
CG420	Price	Linda	1700 Hensley Road	Fort Mill SC 29715	5,000
CG421	Knight	Gerald	2307 Tribal Road	Lancaster SC 29720	5,000
CG501	Morgan	Hubert	1727 Dogwood Lane	Lancaster SC 29720	5,000
CG502	Wright	William	2676 Knotty Pine Road	Lancaster SC 29720	5,000
CG503	Baker	Donald	2660 Pink Plyler Rd	Lancaster SC 29720	5,000
CG504	Walker	Patricia	1744 Stinson Road	Lancaster SC 29720	5,000
CG505	Higgins	Brenda & Terry	2006 Concord Dr	Camden SC 29020	5,000
CG506	Rowell	Eric	205 Fairfield Street	Lancaster SC 29720	5,000
CG507	Strait	Paul & Rosanne	670 Brynwood Dr	Rock Hill SC 29732	5,000
CG508	Johnson	Kathy	3340 Flat Creek Rd	Lancaster SC 29720	5,000
CG509	Hines	Thomas	1369 Bridgewood Dr	Fort Lawn SC 29714	5,000
CG510	Robinson	Jim & Ernest	P O Box 1324	Lancaster SC 29720	5,000
CG511	Wright	Ted	1335 Royida Drive	Lancaster SC 29720	5,000
CG512	Harper	Maurice	2859 Kershaw Camden HWY	Lancaster SC 29720	5,000
CG513	Rollings	Hazel	1207 W Laurel Ave	Lancaster SC 29720	5,000
CG514	Hill	Bradley	745 Pleasantdale Dr	Shelby NC 28150	5,000

SCHEDULE 4.1.15b, Continued

CG515	Spinks	Larry	1231 Hensley Road	Fort Mill SC 29715	5,000
CG516	Mullis	Jeff	211 Walker Street	Fort Mill SC 29715	5,000
CG517	Blackmon	Ben	3761 Flatcreek Road	Lancaster SC 29720	5,000
CG518	Williamson	Mike & Jan	2067 Mt. Laurel Rd	Lancaster SC 29720	5,000
CG519	Mullis	Hurley Ray	422 Ponderosa Drive	Indian Land SC 29707	5,000
CG520	Cook	Harold & Hilda	2446 Golf Course Road	Lancaster SC 29720	5,000
CG521	Hewett	Clarence	3486 Hildon Circle	Chamblee GA 30341	5,000
CG522	Poston	Joseph or Teague	514 Rock Springs Rd	Lancaster SC 29720	5,000
CG523	Rone	Jimmy	6522 White St	Kershaw SC 29067	5,000
CG524	Kinley	Debra	121 Lighthouse Rd	Mount Holly NC 28120	5,000
CG525	Sumner	Bill & Virginia	428 Camellia Circle	Lancaster SC 29720	5,000
CG526	Barton	Paul	1422 Clark Place	Lancaster SC 29720	5,000
CG527	Hughes	Shane & Becca	2299 Crosstrail Ridge	Rock Hill SC 29732	5,000
CG528	Sinclair	Steve	4591 Old Church Rd	Lancaster SC 29720	5,000
CG529	Locklear	Jerry & Grace	P O Box 203	Norwood NC 28128	5,000
CG530	Pennington	Mark	3692 E. Pine St	Mount Airy NC 27030	5,000
CG531	Clarke	Jerry	2643 Lynwood Drive	Lancaster SC 29720	5,000
CG532	Hinson	Troyanne	2722 Hopeton Rd	Monroe NC 28110	5,000
CG533	Poag	Thomas	2019 Hough Rd	Lancaster SC 29720	5,000
CG534	Ellis	Todd & Tammy	2611 Jerry Funderburk Rd	Lancaster SC 29720	5,000
CG535	Montgomery	James	1250 S Beersheba Rd	Clover SC 29710	5,000
CG536	Morris	Ben	2609 Morris Road	Lancaster SC 29720	5,000
CG537	Beachum	Sonny	P O Box 105	Ansonville NC 28007	5,000
CG538	Strait	William & Christy	2261 Wntercrest Dr	Rock Hill SC 29732	5,000
CG601	Clark	Richard & M.E.	3320 Passmore Dr	Rock Hill SC 29732	5,000
CG601A	Blackmon	Monty	7200 Flat Rock Road	Kershaw SC 29067	5,000
CG602	Henry	Michael	1190 Stringfellow Rd	Chester SC 29076	5,000
CG603	Phillips	Sadie	725 Phillips Town Road	Kershaw SC 29067	5,000
CG604	Varnadore	Donna	1187 Radcliff Rd	Chester SC 29076	5,000
CG605	Marshall	Terry & Sylvia	549 Oak Haven Dr	Lancaster SC 29720	5,000
CG606	Willard	James	122 Hamilton Street	Chester SC 29076	5,000
CG606A	Plyler	Donald & Verni	2236 Pageland Hwy	Lancaster SC 29720	5,000
CG607	Hancock	Robert	6131 Ingold	Whitsett NC 27377	5,000
CG608	Hinson	Susan	1019 Rocky River Road	Lancaster SC 29720	5,000
CG609	Criminger	Mike	2291 S Potter Road	Heath Springs SC 29058	5,000
CG610	Fulghum	Brian & Megan	4830 Summerside Dr	Lake Wylie SC 29710	5,000
CG611	Foster	Donald	1036 Hollow Road	Chester SC 29076	5,000
CG612	Carter	Johnny	302 E Marion Street	Kershaw SC 29067	5,000
CG612A	Durham	Freddie	144 Thompson Rd	Blacksburg SC 29702	2,500
CG613	Shelby	Sterlin	1571 Kennel Rd	Fort Mill SC 29715	5,000
CG614	Roberts	Terry & Kim	7326 Deese Rd	Kershaw SC 29067	5,000
CG615	Crouch	Tillman & Cynthia	880 Skyline Dr	Chester SC 29076	5,000
CG616	Hardin	Susan	1869 Shelton St	Lancaster SC 29720	5,000
CG617	Arioli	Judy & Paul	2170 Hough Rd	Lancaster SC 29720	6,500
CG618 *	Anderson	David	845 Carey Drive	Rock Hill SC 29732	5,000

SCHEDULE 4.1.15b, Continued

CG619	Willard	Billy	1257 Eden Dr	Chester SC 29076	5,000
CG620	Elliott	Michael	925 Norman Lane	Lancaster SC 29720	5,000
CG621	Knecht	Joe & Julie	5474 Mcconnells HWY	McConnells SC 29726	5,000
CG622	Haigler	Sandra & David	1847 Bridgewood Dr	Lancaster SC 29720	5,000
CG623	Hood	Marshall	2126 Baskins Hill Road	Heath Springs SC 29058	5,000
CG624	Koenig	Ed & Mary	461 Mark Dr	Conway SC 29527	5,000
CG625	Cauthen	Sherri	700 West Barr St	Lancaster SC 29720	5,000
CG626	Blackwell	Steve	2337 Wildwood Dr	Lancaster SC 29720	5,000
CG627	Moore	Terry	1152 Townes Ave	Lancaster SC 29720	5,000
CG628	Nobles	Bennie	3023 Crestview Lane	Lancaster SC 29720	5,000
CG629	Catoe	Dennis	6085 Gold Mine Hwy	Kershaw SC 29067	5,000
CG630	Sims	Bobby	4740 Misket Road	Heath Springs SC 29058	5,000
CG631	Wright	Melissa	820 Old Camden Monroe HWY	Lancaster SC 29720	5,000
CG632	Dubose	Teresa	3527 Autumn Lake Dr	Rock Hill SC 29732	5,000
CG633	Jewett	Rhonda	2737 Downing Street	Lancaster SC 29720	5,000
CG634	Hollis	Charles	9294 Kershaw Camden HWY	Kershaw SC 29067	5,000
CG635	Sims	Charles	520 Waverly Loop	Murrells Inlet SC 29576	5,000
CG636	Neal	Madeline	569 Belk Street	Lancaster SC 29720	5,000
CG637	Hilton	Terry	2263 Camp Creek Rd	Lancaster SC 29720	5,000
CG638	Pritchard	Ray & Lynn	2504 Dearborne Rd	N Charleston SC 29406	5,000
CG639	Kimbrell	Randy	1031 Quail Hollow Circle	Chester SC 29076	5,000
CG701	Sawyer	Kim	119 Walnut Terrace	West Columbia SC 29172	5,000
CG702	Funderburk	Kathryn	P O Box 2888	Lancaster SC 29720	5,000
CG703	Mobley	Beverly	433 Amy Lane	Lancaster SC 29720	5,000
CG704	Yandle	Joseph Brian	8 Park Circle	West Columbia SC 29172	5,000
CG705	Hood	Dawn	2136 Baskins Hill Rd	Heath Springs SC 29058	5,000
CG706	Lucas	Jerry	127 Blackmon Circle	Kershaw SC 29067	5,000
CG707	Crawford	George	P. O. Box 1541	Lancaster SC 29720	5,000
CG708	Bass	Bobby	9728 Kershaw Camden Hwy	Kershaw SC 29067	5,000
CG709	Ellis	Kenneth	569 Oakhaven Dr	Lancaster SC 29720	5,000
CG710	Moser	Sherri	945 Yarborough Rd	Chester SC 29076	5,000
CG711	Ribelin	Freddie & Penny	1994 Hickory Dr	Lancaster SC 29720	5,000
CG712	Roof	Gail	1234 Stringfellow Rd	Chester SC 29076	5,000
CG713	Watts	Brian	1597 Harkey Rd	Lancaster SC 29720	5,000
CG714	Wilson	Janice	1779 Havenwood Dr	Lancaster SC 29720	5,000
CG715	Hardin	Sonny	915 Corvette Court	Lancaster SC 29720	5,000
CG716	Hough	Max	4731 Rowell Rd	Lancaster SC 29720	5,000
CG717	Crawford	Robert	2404 Stribling Circle	Lancaster SC 29720	5,000
CG718	Blackmon	Ann	137 Woodside Lane	Lancaster SC 29720	4,300
CG719	Bowman	Gilbert	1489 Carmel Rd	Lancaster SC 29720	5,000
CG720	Catoe	Charles	4139 Rocky River Rd	Heath Springs SC 29058	5,000
CG721	Mauldin	Jamie	423 Edgewood Circle	Whiteville NC 28472	5,000
CG722	Cauthen	Tracy	P O Box 2720	Lancaster SC 29720	5,000
CG723	Montgomery	Richard	P O Box 1238	Clover SC 29710	6,500
CG724	Catoe	Robert & Tonya	597 Dalton Ridge Dr APT E	Lancaster SC 29720	5,000

SCHEDULE 4.1.15b, Continued

CG724A	Brown	Hubert	P O Box 1035	Lancaster SC 29720	5,000
CG725	Faile	Sherry	1451 Erwin St	Lancaster SC 29720	5,000
CG726	Thompson	Mark & Marlene	2535 Scrub Pine Lane	York SC 29745	5,000
CG727	Farrow	Mike	1645 Albert Rd	Chester SC 29076	5,000
CG728	Fenley	Martha	2452 Campcreek Rd	Lancaster SC 29720	5,000
CG729	Ferrell	Billy	713 Meadowbrook Rd	Chester SC 29706	5,000
CG730	Outlaw	Michael	1539 Danlee Drive	Lancaster SC 29720	5,000
CG731	Beckham	Linda	4470 Percival Rd	Rock Hill SC 29732	5,000
CG732	Langley	Carroll	1067 Neds Creek Rd	Kershaw SC 29067	5,000
CG733	Plyler	Dewey	6414 Shiloh Unity Rd	Lancaster SC 29720	5,000
CG734	Newton	Cynthia & David	2711 Plesantdale Circle	Lancaster SC 29720	5,000
					$1,046,460

NOTE:     Intra-year 2014 lease "transfers" between lessees:
- CG213 ---- "open" to Warren & Sylvia Hipps
- CG217, 7/1/14, Dennis Allison to Donna or Brian Casey
- CG218, 1/14/14 ---- "open" to Stephen and Linda Gedney
- CG312, 2/23/14, Vicky & Larry Broome to John & Doris Faile
- CG522, 7/1/14, Marion Wendall Wright to Debra Kinley (new lease which Kinley signed 6/7/14)
- CG530, 2/26/14, "open" to Mark & Melanie Pennington
- CG610, 6/21/14, Debbie McCowan to Brian & Megan Fulghum (new lease which Fulghums signed 6/10/14)
- CG618, 8/1/14, David Anderson to Jimmy Hydrick et. al.
- CG704, 7/1/14, Paul Kennington to Joseph Brian Yandle (new lease which Yandle signed 7/3/14)
- CG724, 3/10/14, Derric Hinson to Robert & Tonya Catoe (new lease which Catoes signed 3/11/14)
- CG731 ---- "open" (prior Tenant evicted 10/21/13) to Linda Beckham

As of 8/19/14
Schedule 4.1.16
Equipment Leases

A)
Standard Dishwashing Machine Agreement dated 10/17/12 between Springmaid Beach Resort (Lessee) and US Foods Inc. (Lessor) and PureForce for a dishwashing machine (Conveyor Model: ES-66) located in Marlin restaurant. Commenced 10/17/12 for an initial term of 1 year with rental payments of $339.95. Lessee also agrees to purchase minimum of $180/MTH of products. Lease automatically renews for one year at end of initial term unless either party cancels by giving at least 60 days prior written notice.

B)
PITNEY BOWES GLOBAL FINANCIAL SERVICES, LLC agreement dated 10/17/13 between Springmaid Beach Resort & Conference Center (Lessee) and Pitney Bowes Global Financial Services, LLC (Lessor) for a postage machine located in the Accounting office. Contract commenced on 10/17/13 for an initial term of 39 months, with rental payments of $419.00 quarterly.

C)
DE LAGE LANDEN Financial Services Inc. Lease Agreement #225170600 dated 4/10/12 between Leroy Springs & Company, Inc. (Lessee) and DE LAGE LANDEN (Lessor) for a KONMIN Copier (C451) with Finisher, located in Accounting office. Commenced 4/10/12 for a 36-month term, with monthly lease payments of $260.51. Order Agreement with Docusystems also included a KONMIN copier (B250) at no additional charge. This second copier is located in the Group Sales Office.

D)
Standard Dishwashing Machine Agreement dated 10/18/12 between Springmaid Beach Resort (Lessee) and US Foods Inc. (Lessor) and PureForce for a dishwashing machine (Single Tank Model PA-1/ES-2000) located in Barnacles Café. Commenced 10/18/12 for an initial term of 1 year with rental payments of $79.95. Lessee also agrees to purchase minimum of $180/MTH of products. Lease automatically renews for one year at the end of the initial term unless either party cancels by giving at least 60 days written notice.

E)
Standard Dishwashing Machine Agreement dated 10/18/12 between Springmaid Beach Resort (Lessee) and US Foods Inc. (Lessor) and PureForce for dishwashing machine (Single Tank Model PA-1/ES-2000) located in the Conference Center. Commenced 10/18/12 for an initial term of 1 year with rental payments of $79.95. Lessee agrees to purchse minimum of $180/MTH of products. Lease automatically renews for one year at the end of the initial term unless either party cancels by giving at least 60 days written notice.

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

GUEST NAME	ARRIVAL DATE	DEPART DATE	CONFIRMATION NO	DEPOSIT PAID
Lindsay, Henry	8/6/2014	10/6/2014	1084MP	153.87
Kubie, Rachel	8/17/2014	8/19/2014	10865L	156.7
Gadsen, Daisy	8/18/2014	8/21/2014	10856L	0
Wright, Daniel	8/18/2014	8/22/2014	10736O	0
Taylor, Wanda	8/19/2014	8/22/2014	1073Y4	0
Adey, Christoph	8/11/2014	10/12/2014	108587	201.27
Williams, Jack	8/11/2014	11/11/2014	1084W0	191.9
Neal, Kelley	8/16/2014	11/16/2014	10860H	148.32
Adams, Clarence	8/18/2014	11/18/2014	1085GC	149.24
Bosma, Kimberly	8/18/2014	11/18/2014	1086B8	106.47
Summer, Emmett	8/18/2014	11/18/2014	108689	118.32
Greater Insight	8/21/2014	8/24/2014	105396	216.68
Housing Authori	8/22/2014	8/24/2014	1085DX	500
Sahara Saylon/P	8/22/2014	8/25/2014	10710W	4000
Rouse Thompson	8/29/2014	8/31/2014	1042IB	441
Sanders Family	8/29/2014	9/1/2014	1058SA	300
Wilson Family R	8/29/2014	9/1/2014	1075YF	500
Terrell Pressle	8/29/2014	9/2/2014	1055FW	500
Bishop's School	8/30/2014	9/7/2014	1052C0	500
Frontiers Chris	8/31/2014	9/1/2014	108490	500
Alisha Carither	8/31/2014	9/8/2014	1042LO	1000
Victory Christi	9/2/2014	9/5/2014	1057O2	500
SCAAS	9/2/2014	9/7/2014	1052ZX	500
Austin Road Bap	9/3/2014	9/5/2014	107843	500
Pamela Gordon/A	9/3/2014	9/9/2014	1059RC	500
Couples Class R	9/4/2014	9/8/2014	1069WK	94.5
Grimsley Family	9/4/2014	9/8/2014	1062RL	250
Manning Trng Hi	9/4/2014	9/9/2014	106603	500
First Assembly	9/5/2014	9/7/2014	1064UL	500
Sou Methodist W	9/5/2014	9/7/2014	1045GZ	500
SFF WA Baptist	9/5/2014	9/12/2014	1066DK	500
SFF Covenant Ba	9/5/2014	9/13/2014	1066CH	6898
SFF Reedy Fork	9/6/2014	9/12/2014	1066CL	2000
Tucker County S	9/7/2014	9/11/2014	10668K	500
SFF Hillcrest B	9/7/2014	9/12/2014	1066D3	1000
SFF Homeland Pa	9/7/2014	9/12/2014	1066CF	1590
SFF New Hope BC	9/7/2014	9/12/2014	10759J	500
SFF Southside B	9/7/2014	9/12/2014	1066CO	500
SFF Tabernacle	9/7/2014	9/12/2014	1075TT	500
SFF Whitefield	9/7/2014	9/12/2014	1066DC	500
SFF Forest Hill	9/7/2014	9/13/2014	1077AI	100
West End Church	9/7/2014	9/15/2014	1041WS	3500
South Main Stre	9/8/2014	9/10/2014	1071DH	500
SFF Augusta Hei	9/8/2014	9/12/2014	1077AL	250
SFF Beaver Dam	9/8/2014	9/12/2014	1077AJ	1120
SFF Broad River	9/8/2014	9/12/2014	1066CI	500
SFF Clear Sprin	9/8/2014	9/12/2014	1081TJ	250
SFF FBC Clover	9/8/2014	9/12/2014	1077XU	400
SFF Greer First	9/8/2014	9/12/2014	10759I	500
SFF Hillside BC	9/8/2014	9/12/2014	1072ZX	500
SFF Lake City F	9/8/2014	9/12/2014	1073E1	600
SFF Mauldin FBC	9/8/2014	9/12/2014	1073DC	500
SFF New Life BC	9/8/2014	9/12/2014	1073DE	500
SFF New Prospec	9/8/2014	9/12/2014	1066CG	500
SFF Oak Grove B	9/8/2014	9/12/2014	1066CN	500
SFF Rabun Creek	9/8/2014	9/12/2014	1072ZN	250
SFF Rehoboth BC	9/8/2014	9/12/2014	1076EB	500
SFF South Lexin	9/8/2014	9/12/2014	1066D4	4512
SFF Standing Sp	9/8/2014	9/12/2014	1066DL	500
SFF W Pelzer B	9/8/2014	9/12/2014	1066CD	500
SFF South Elm S	9/8/2014	9/13/2014	1066DJ	500
Dustin Baker/ N	9/9/2014	9/9/2014	10693Q	769.72
South Carolina	9/9/2014	9/14/2014	1056XU	500
Choice Benson F	9/11/2014	9/14/2014	1043D6	250
Phi Theta Kappa	9/11/2014	9/14/2014	1064XJ	1407.78
Langston Family	9/11/2014	9/15/2014	1058HH	350
Love Baptist Ch	9/12/2014	9/14/2014	106545	600
Pineville Churc	9/12/2014	9/14/2014	1029AE	2500
RFI Pators & Wi	9/12/2014	9/14/2014	1035GN	500
Shanita Lilly/J	9/12/2014	9/14/2014	1056WD	200
Tri District UM	9/12/2014	9/14/2014	10544K	500
Women That Make	9/12/2014	9/14/2014	1056ZG	2500
South Atlantic	9/13/2014	9/22/2014	1000UG	500
Oasis Shriners	9/13/2014	9/25/2014	1056DF	500
East Flatrock F	9/14/2014	9/19/2014	1068PN	500
East Taylorsvil	9/14/2014	9/19/2014	1065QK	6000
Lighthouse Mini	9/14/2014	9/19/2014	1056VK	2500
Restoration Chu	9/14/2014	9/19/2014	1080Z8	500
South Atlantic	9/14/2014	9/23/2014	1000VD	500
Antioch Baptist	9/15/2014	9/17/2014	1081XO	500
Aplache Baptist Church	9/15/2014	9/18/2014	1075NV	500
Alexis Baptist	9/15/2014	9/18/2014	1065Y1	500

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Clover First Un	9/15/2014	9/18/2014	10547F	500
Abingdon Baptis	9/15/2014	9/19/2014	1051RJ	500
Eastside Baptis	9/15/2014	9/19/2014	1076HX	500
Mount Zion Bapt	9/15/2014	9/19/2014	1059UL	500
Vonore Baptist	9/15/2014	9/19/2014	1080ZC	500
Whitnel First B	9/15/2014	9/19/2014	10654Q	500
Ware Shoals Fir	9/15/2014	9/20/2014	107844	500
Westport Baptis	9/15/2014	9/24/2014	107232	500
Reidsville Seni	9/17/2014	9/19/2014	10819Z	500
Bristol VA Seni	9/22/2014	9/25/2014	1083DZ	500
Mountain Grove	9/22/2014	9/25/2014	1059IS	500
Oak Ridge Bapti	9/22/2014	9/25/2014	107233	500
Bethlehem Churc	9/22/2014	9/26/2014	10619Z	500
Eastern Trvl	9/23/2014	9/26/2014	1067BU	500
South Carolina	9/23/2014	9/30/2014	1052DD	500
Sanctuary Charl	9/26/2014	9/28/2014	1059GR	500
Rebecca Smith/L	9/26/2014	10/3/2014	1055GL	500
Bethel Baptist	9/29/2014	10/1/2014	10849I	500
Hemingway HS Cl	10/2/2014	10/6/2014	1067VQ	500
Selwyn Avenue P	10/3/2014	10/5/2014	1065OY	500
Living Church o	10/5/2014	10/19/2014	104254	5000
Cramerton Seni	10/6/2014	10/8/2014	1084HZ	500
Harris Bapist C	10/6/2014	10/8/2014	1080ZG	500
Locust Hill Bap	10/6/2014	10/8/2014	1083X6	500
Kings Mountain	10/6/2014	10/9/2014	104701	500
Marion First Ba	10/6/2014	10/10/2014	10766C	500
West Chester Ba	10/6/2014	10/10/2014	1081DK	500
Alexandra Barne	10/8/2014	10/13/2014	1034K7	500
Cross Stitch Pa	10/11/2014	10/25/2014	1044P8	1260
Arson K-Nine Re	10/12/2014	10/19/2014	1051FA	315
Lowes Co	10/13/2014	10/15/2014	1084P4	500
South Point Bap	10/13/2014	10/17/2014	1083X4	500
Liberty Freewil	10/16/2014	10/18/2014	10645O	500
Reseven Women's	10/16/2014	10/19/2014	107842	500
Ebenezer Baptis	10/17/2014	10/19/2014	10648E	500
Oolenoy River Y	10/17/2014	10/19/2014	1081DG	500
Women's Retreat	10/17/2014	10/19/2014	1046JA	500
St Mark Believe	10/17/2014	10/20/2014	1076I8	500
Piedmont Silver	10/17/2014	11/11/2014	1064W5	500
Hanover Holiday	10/18/2014	10/22/2014	1046NC	500
Care Baptist Ch	10/20/2014	10/23/2014	1083YK	500
Crown Point Bap	10/20/2014	10/23/2014	1079P8	500
Shady Brook BC	10/20/2014	10/23/2014	1071DG	500
Jag Tours	10/21/2014	10/23/2014	10592B	500
Lines In The Sa	10/21/2014	10/23/2014	1079PI	500
Salem United Me	10/21/2014	10/23/2014	1073NP	500
Flint Hill Bapt	10/22/2014	10/23/2014	1083FY	500
Bethel United M	10/22/2014	10/24/2014	1083FZ	500
Co D Third Infa	10/22/2014	10/26/2014	1051IJ	300
Sanctuary Charl	10/23/2014	10/26/2014	10654C	500
Socastee High S	10/23/2014	10/28/2014	1071D2	500
Watercolor Work	10/23/2014	11/23/2014	1000TJ	1556
Journey United	10/24/2014	10/26/2014	1067MQ	500
Pleasant Garden	10/24/2014	10/26/2014	1084RL	500
SCDC Regional C	10/26/2014	10/29/2014	1084LR	500
Sarah Nash/Kurt	10/29/2014	11/4/2014	1075BE	500
Burnsview Bapti	11/3/2014	11/7/2014	1075E1	500
A Widows Might	11/4/2014	11/9/2014	1049HZ	1000
Myrtle Beach Co	11/6/2014	11/11/2014	1075KV	500
Carolina Pregna	11/6/2014	11/12/2014	1067DQ	500
Charity Baptist	11/10/2014	11/12/2014	1083DY	500
Denver United M	11/10/2014	11/12/2014	1081XM	500
Univ Hills Bapt	11/10/2014	11/12/2014	1083G0	500
Ranlo Baptist C	11/10/2014	11/14/2014	1083E0	500
Mt Moriah Luthe	11/12/2014	11/14/2014	1079PD	500
Lambs Chapel	11/14/2014	11/16/2014	106237	500
Lockhart First	11/17/2014	11/19/2014	1076IK	500
Lee Road Baptis	11/20/2014	11/22/2014	1052RP	500
Mary Dyrhaug/Ch	11/26/2014	12/2/2014	10708X	500
Crestview Bapti	12/1/2014	12/3/2014	10743A	500
Club Retreats	12/2/2014	12/4/2014	1060T9	500
Lyttleton Stree	12/2/2014	12/4/2014	1080ZF	600
Burnsview Bapti	12/3/2014	12/5/2014	108077	500
Pineville Churc	12/4/2014	12/7/2014	1068OV	500
First Calvary B	12/5/2014	12/6/2014	10545V	200
McDole Family G	12/5/2014	12/7/2014	1048HB	300
Craftshow 2014	12/7/2014	12/31/2014	1048TW	20822.18
Crosspoint Bapt	12/8/2014	12/10/2014	10819T	500
Capital City Ba	1/8/2015	1/10/2015	108075	500
Pleasant Hill B	1/9/2015	1/11/2015	1081XL	500
Highway Holines	1/15/2015	1/18/2015	1068OT	500
South Carolina	1/16/2015	1/30/2015	1056YN	1000
The Anchorage M	1/22/2015	1/26/2015	1079P9	250
Esther Womnen o	1/23/2015	1/25/2015	10796H	500

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Brandie Kenning	1/29/2015	2/1/2015	1076NA	500
Disabled Amer V	1/29/2015	2/1/2015	1062KR	500
UMC Older Adult	2/2/2015	2/6/2015	105272	500
South Carolina	2/4/2015	2/9/2015	1081CD	500
1Yadkin Valley	2/6/2015	2/8/2015	10845A	500
Santee Baptist	2/6/2015	2/11/2015	1055CM	500
Hopewell Baptis	2/12/2015	2/15/2015	1078SU	500
Radius Church	2/12/2015	2/15/2015	1067BD	500
Serenity By The	2/20/2015	2/23/2015	1060EA	500
Carolina Minist	2/23/2015	2/25/2015	1062H6	500
Quest Fellowshi	2/23/2015	3/2/2015	105802	500
New Beginning C	2/27/2015	3/1/2015	10668J	500
Festival By the	3/5/2015	3/8/2015	1063EZ	500
SC Auditor Trea	4/9/2015	4/11/2015	10787Q	500
Choppee High Sc	4/10/2015	4/12/2015	1057AT	250
Joy Youth Class	4/10/2015	4/12/2015	1017EN	500
The Carolinas C	4/16/2015	4/20/2015	1074T9	1000
Lexington Unite	4/17/2015	4/19/2015	1075E0	500
Myrtle Beach Co	4/22/2015	4/27/2015	1075KW	500
SC United Meth	4/23/2015	4/26/2015	1000VT	500
Nicole Ferguson	4/24/2015	4/26/2015	1085UK	500
Riverland Hills	4/27/2015	4/30/2015	107234	1000
Rock Springs Ba	5/4/2015	5/8/2015	1048U9	1000
Ashley Capps/Br	5/8/2015	5/10/2015	1066CK	500
Ashley Watts/Mi	5/15/2015	5/17/2015	1059V0	500
Amera Black Haw	6/3/2015	6/8/2015	10796G	500
Jessica Nass/Da	6/11/2015	6/15/2015	1084P7	500
First Baptist M	6/15/2015	6/19/2015	108175	1000
Brooke Sullivan	6/18/2015	6/22/2015	1059N2	500
Foothills Commu	6/21/2015	6/26/2015	1079PG	1000
Morgan Brown Fa	7/2/2015	7/6/2015	10763V	500
Creation Minist	7/12/2015	7/17/2015	10725L	3000
Hutton Windom G	7/15/2015	7/20/2015	1074XP	315
Chelsea Shealy/	7/16/2015	7/19/2015	1075QE	500
Rice McLemore F	7/16/2015	7/20/2015	10793I	500
Turner Ware Fam	7/16/2015	7/20/2015	10744X	441
Fairview Baptis	7/20/2015	7/24/2015	1083WL	500
Smith Tharpe Fa	7/30/2015	8/2/2015	1062PB	150
Elvira Family R	7/30/2015	8/3/2015	108171	252.33
Wenisha Thompso	8/16/2015	8/18/2015	1000W2	500
Nicole Maloney/	8/22/2015	8/25/2015	1085CA	1500
Glover Mack Fam	9/3/2015	9/7/2015	1075NZ	500
Brown Family Re	9/4/2015	9/7/2015	1067VF	500
Regan Family Re	9/4/2015	9/7/2015	1080A9	500
South Atlantic	9/12/2015	9/21/2015	1029W1	1500
Flint Groves Ba	9/14/2015	9/18/2015	10686S	500
Living Church o	9/25/2015	10/6/2015	1083FP	1000
Amy Trader/John	9/30/2015	10/4/2015	1061PS	2000
Lamar High Scho	10/1/2015	10/5/2015	1073JP	500
Alpha Delta Kap	4/8/2016	4/10/2016	1061FX	500
SC United Meth	4/28/2016	5/1/2016	105390	500
SC United Meth	4/27/2017	4/30/2017	107439	500
Arena, Marc	8/8/2014	8/10/2014	1082UW	0
Dang, Raman	8/21/2014	8/22/2014	1086OC	118.32
Campbell, Micha	8/21/2014	8/22/2014	1086MM	141.02
Chinn, Jason	8/21/2014	8/22/2014	10816K	153.87
Ganzon, Kristin	8/21/2014	8/22/2014	1086IC	142.02
Lanier, Lauren	8/21/2014	8/22/2014	1086IK	173.65
Manuel Reyes, J	8/21/2014	8/22/2014	10865H	141.02
Miller, Mike	8/21/2014	8/22/2014	1085TG	118.32
Oldacre, Christ	8/21/2014	8/22/2014	1083LS	139.17
Radke, David	8/21/2014	8/22/2014	1086HP	153.87
Taylor, Errika	8/21/2014	8/22/2014	1085T0	142.02
Blackwell, Pam	8/21/2014	8/23/2014	10865F	106.47
Davis, Barbara	8/21/2014	8/23/2014	1083A9	106.58
Detz, Joseph	8/21/2014	8/23/2014	1085XG	141.02
Hull, Teresa	8/21/2014	8/23/2014	1081S2	118.32
Kelly, Alexandr	8/21/2014	8/23/2014	1083SR	146.02
Turnage, Betty	8/21/2014	8/23/2014	1083SS	146.02
Scruggs, Scott	8/21/2014	8/24/2014	1086DS	127.91
Adams, Dennis	8/21/2014	8/24/2014	1081P2	118.32
Blanding, Polly	8/21/2014	8/24/2014	1060E6	154.16
Cagle, Tiffany	8/21/2014	8/24/2014	10853L	159.91
Cannon, Jamie	8/21/2014	8/24/2014	1086Q2	169.72
Comeau, Marie-A	8/21/2014	8/24/2014	1083G4	165.72
Dees, Jon	8/21/2014	8/24/2014	1086H5	153.87
Dolin, Patricia	8/21/2014	8/24/2014	1079FK	118.32
Dolin, Patricia	8/21/2014	8/24/2014	1081NI	106.58
Eagle, Keith	8/21/2014	8/24/2014	1073JS	153.87
Ford, Estella	8/21/2014	8/24/2014	1082H3	154.58
Hawkins, Elizab	8/21/2014	8/24/2014	10809R	124.24
Hester, Thomas	8/21/2014	8/24/2014	1085ZB	2089.53
Hester, Thomas	8/21/2014	8/24/2014	1085ZG	522.38
Hester, Thomas	8/21/2014	8/24/2014	1085ZH	522.38

Schedule 4.1.17

RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Hester, Thomas	8/21/2014	8/24/2014	1085ZI	522.38
Higgins, Chadwi	8/21/2014	8/24/2014	10825H	146.95
High, Harlene	8/21/2014	8/24/2014	10819G	153.67
Hill, Kristen	8/21/2014	8/24/2014	10794W	152.87
Hubbard, Jada	8/21/2014	8/24/2014	1081XS	181.84
Ivey, Lillian	8/21/2014	8/24/2014	1081YI	138.58
Jones, Paul	8/21/2014	8/24/2014	108667	414.21
Kearns, Angie	8/21/2014	8/24/2014	1085MY	118.32
Kline, Mark	8/21/2014	8/24/2014	1085Z5	153.87
Langlois, Thoma	8/21/2014	8/24/2014	10862R	106.58
Lawing, Steven	8/21/2014	8/24/2014	1085DJ	165.72
Lovelace, Darri	8/21/2014	8/24/2014	10859I	189.42
Majors, Dawn	8/21/2014	8/24/2014	10840O	142.02
Meleegy, Gina	8/21/2014	8/24/2014	1073RD	159.79
Mohammed, Irfan	8/21/2014	8/24/2014	1086Q7	159.79
Moore, Laken	8/21/2014	8/24/2014	10806O	402.36
Phillips, Suzan	8/21/2014	8/24/2014	1081YF	171.64
Pittman, Chris	8/21/2014	8/24/2014	1081VU	165.72
Plyler, Gary	8/21/2014	8/24/2014	1082R7	176.57
Poff, Richard	8/21/2014	8/24/2014	10866K	127.91
Shevrovich, Mic	8/21/2014	8/24/2014	1078OP	165.25
Shillinglaw, Sa	8/21/2014	8/24/2014	108437	165.72
Sholar, Jamie	8/21/2014	8/24/2014	1085U1	143.92
Solomon, Annett	8/21/2014	8/24/2014	1080KH	138.58
Sterken, Adam	8/21/2014	8/24/2014	1082K3	171.64
Sureshwaran, S	8/21/2014	8/24/2014	1082L4	159.79
Taylor, Terena	8/21/2014	8/24/2014	1085OH	149.24
Thomas, Brenda	8/21/2014	8/24/2014	1079JZ	375.22
Thomas, Brenda	8/21/2014	8/24/2014	1079K0	138.58
Thomas, Brenda	8/21/2014	8/24/2014	1079K1	118.32
Thomas, Craig	8/21/2014	8/24/2014	1085L9	106.47
Vincent, Jerry	8/21/2014	8/24/2014	1085YS	142.02
Walker, Marcus	8/21/2014	8/24/2014	1077U0	159.79
Walton, Nayomi	8/21/2014	8/24/2014	1083L2	106.58
Young, Laura	8/21/2014	8/24/2014	1086C9	177.57
Zicho, Zoltan	8/21/2014	8/24/2014	10842R	141.02
Caudle, Donald	8/21/2014	8/25/2014	1081LI	127.2
Echols, Clarenc	8/21/2014	8/25/2014	1080YO	142.26
Giraldi, Frank	8/21/2014	8/25/2014	1060VB	124.28
Hirst, Jeffrey	8/21/2014	8/25/2014	1085IY	189.42
Howarth, Russel	8/21/2014	8/25/2014	10699Y	248.56
Loffer, Pam	8/21/2014	8/25/2014	10754U	148.82
Mcbryde, Bridge	8/21/2014	8/25/2014	1085T4	106.47
Part, Charles	8/21/2014	8/25/2014	1085OQ	152.87
Vandermark, Don	8/21/2014	8/25/2014	1076EZ	123.24
Vandermark, Jen	8/21/2014	8/25/2014	10745U	123.24
Gibson, Kimberl	8/21/2014	8/26/2014	1084RC	127.91
Mccaffrey, John	8/21/2014	8/26/2014	108632	142.02
Artese, Joseph	8/22/2014	8/23/2014	1086IY	213.12
Alston, Treva	8/22/2014	8/24/2014	1081BQ	141.02
Anderson, Joshu	8/22/2014	8/24/2014	1085UX	201.27
Atkins, Leroy	8/22/2014	8/24/2014	1075BU	258.34
Babilonia, Jess	8/22/2014	8/24/2014	108653	181.24
Baldwin, Juanit	8/22/2014	8/24/2014	1078W1	129.17
Barrett, David	8/22/2014	8/24/2014	1085VX	153.87
Baskerville, To	8/22/2014	8/24/2014	1078IU	141.02
Bell, James	8/22/2014	8/24/2014	1083AS	159.91
Bhatt, Vinod	8/22/2014	8/24/2014	10829X	127.91
Bhatt, Vinod	8/22/2014	8/24/2014	10829Y	351.81
Bhatt, Vinod	8/22/2014	8/24/2014	10829Z	175.9
Bhatt, Vinod	8/22/2014	8/24/2014	1082A0	197.24
Biesenthal, Jay	8/22/2014	8/24/2014	10864T	159.91
Blanding, James	8/22/2014	8/24/2014	1076I6	152.87
Blanding, Joyce	8/22/2014	8/24/2014	1078HS	434.22
Blanding, Leona	8/22/2014	8/24/2014	107947	176.57
Blanding, Polly	8/22/2014	8/24/2014	1060E9	178.06
Bodner, Christo	8/22/2014	8/24/2014	1081MC	201.27
Booth, Bobby	8/22/2014	8/24/2014	1082F1	195.34
Bostick, Margar	8/22/2014	8/24/2014	1082W2	170.57
Brown, Heather	8/22/2014	8/24/2014	10857Q	117.32
Buff, Dennis	8/22/2014	8/24/2014	1084TX	201.27
Cannaday, Kryst	8/22/2014	8/24/2014	1083FW	189.42
Cobb, Latasha	8/22/2014	8/24/2014	10758G	343.47
Combs, Marilyn	8/22/2014	8/24/2014	1083PY	300.38
Cribb, Allison	8/22/2014	8/24/2014	10842Q	142.02
Devenney, Melis	8/22/2014	8/24/2014	1080XW	152.87
Douglas, Henry	8/22/2014	8/24/2014	10805E	141.02
Douglas, James	8/22/2014	8/24/2014	1081N2	141.02
Fields, Amy	8/22/2014	8/24/2014	10863S	181.24
Fulcher, Katie	8/22/2014	8/24/2014	10864L	201.27
Gerlach, Christ	8/22/2014	8/24/2014	1082DY	127.91
Hagerty, Carol	8/22/2014	8/24/2014	1085YQ	233.97
Harrison, Marga	8/22/2014	8/24/2014	1064K9	280.63
Honeycutt, Brad	8/22/2014	8/24/2014	10830L	260.52

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Hughes, Cynthia	8/22/2014	8/24/2014	1081KF	170.57
Jones, Marlene	8/22/2014	8/24/2014	1076TI	129.17
Jordan, Katie	8/22/2014	8/24/2014	10777T	152.87
Ladd, Suanna	8/22/2014	8/24/2014	1083C5	118.32
Licari, Jerry R	8/22/2014	8/24/2014	1086IG	253.59
Lind, Thomas	8/22/2014	8/24/2014	1086HZ	247.67
Lynch, Natalie	8/22/2014	8/24/2014	10851F	351.95
Lynch, Natalie	8/22/2014	8/24/2014	10851G	117.32
Lynch, Natalie	8/22/2014	8/24/2014	10851H	117.32
Martin, Jenna	8/22/2014	8/24/2014	1081PB	142.02
Mcclinton, Darr	8/22/2014	8/24/2014	1082BV	378.84
Mcduffie, Monic	8/22/2014	8/24/2014	1077L7	129.17
Messina, Jennif	8/22/2014	8/24/2014	10824F	188.42
Moss, Cindy	8/22/2014	8/24/2014	1080CH	142.02
Munn, Priscilla	8/22/2014	8/24/2014	1078V5	387.51
Munn, Priscilla	8/22/2014	8/24/2014	1078V6	129.17
Munn, Priscilla	8/22/2014	8/24/2014	1078V7	129.17
Newman, Alan	8/22/2014	8/24/2014	1082KU	311.64
Newman, Alan	8/22/2014	8/24/2014	1082KV	193.32
Payne, Bryan	8/22/2014	8/24/2014	1082IY	142.02
Pearson, Angela	8/22/2014	8/24/2014	1083QE	142.02
Pullen, Fred	8/22/2014	8/24/2014	10804U	141.02
Reese, Ellijah	8/22/2014	8/24/2014	10865D	307.74
Rice, Glennie	8/22/2014	8/24/2014	1078YY	152.87
Robbins, Willia	8/22/2014	8/24/2014	10833M	177.57
Shanaman, Jim	8/22/2014	8/24/2014	1085VP	181.24
Sharrock, Paul	8/22/2014	8/24/2014	1078MA	189.42
Smith, Eva	8/22/2014	8/24/2014	1081VR	177.57
Stiles, David	8/22/2014	8/24/2014	1083OF	130.17
Suter, Rachel	8/22/2014	8/24/2014	1083PQ	152.87
Swinson, Veroni	8/22/2014	8/24/2014	1085KK	141.02
Tharpe, Brenda	8/22/2014	8/24/2014	1078V1	129.17
Timlet, Zealia	8/22/2014	8/24/2014	1081UR	141.02
Wiley, Stephani	8/22/2014	8/24/2014	1077LO	152.87
Thomason, Barba	8/22/2014	8/25/2014	108608	153.87
Allen, Shirley	8/22/2014	8/25/2014	1073F1	165.72
Cribb, William	8/22/2014	8/25/2014	1081OF	420.57
Day, Darrell	8/22/2014	8/25/2014	1078UC	562.32
Englemon, Ara	8/22/2014	8/25/2014	1080PC	186.58
Fletcher, Josh	8/22/2014	8/25/2014	1084WR	201.27
Fluhr, Jessica	8/22/2014	8/25/2014	1084WD	181.24
Gillotte, Jan	8/22/2014	8/25/2014	1081RF	142.02
Hughes, Sonia	8/22/2014	8/25/2014	1079O8	213.12
Hunt, Kia'Charm	8/22/2014	8/25/2014	10836D	159.91
Hunt, Tammy & W	8/22/2014	8/25/2014	1085YY	119
Kouyate-Tate, A	8/22/2014	8/25/2014	1077J6	149.24
Phillippie, Jea	8/22/2014	8/25/2014	108435	189.42
Piercy, Lee	8/22/2014	8/25/2014	1081SU	605.94
Spinner, Anita	8/22/2014	8/25/2014	1072P1	165.72
Spinner, John	8/22/2014	8/25/2014	1073G3	165.72
Spinner, John	8/22/2014	8/25/2014	1073IX	165.72
Stergar, Justin	8/22/2014	8/25/2014	10865C	213.12
Varshavskiy, Va	8/22/2014	8/25/2014	1085RN	229.89
White, Christin	8/22/2014	8/25/2014	10869G	278.29
Winfield, Rober	8/22/2014	8/25/2014	1079FO	141.02
Yaghan, Adam	8/22/2014	8/25/2014	10839M	170.57
Scarberry, Caro	8/22/2014	8/26/2014	10768T	170.74
Warren, Timothy	8/22/2014	8/27/2014	1086H6	224.97
Harrington, Hen	8/22/2014	8/28/2014	1086FF	213.12
D'Amato, Antoni	8/22/2014	8/29/2014	1085GJ	201.27
Hartzog, Virgin	8/22/2014	8/30/2014	10815B	175.91
Turner, Jimmy	8/23/2014	8/24/2014	1085AV	117.32
Alban, Jody	8/23/2014	8/24/2014	108580	117.32
Choi, Seung	8/23/2014	8/24/2014	108672	254.59
Erabham, Ashley	8/23/2014	8/24/2014	1079WP	141.02
Gable, Kevin	8/23/2014	8/24/2014	1086FP	224.97
Powell, Walter	8/23/2014	8/24/2014	1086BN	202.57
Skeen, James	8/23/2014	8/24/2014	1085AP	117.32
Tropiano, Amand	8/23/2014	8/24/2014	1081YW	177.57
Tuley, Suzanne	8/23/2014	8/24/2014	1079PF	142.02
Walker, Theresa	8/23/2014	8/24/2014	1062F4	130.26
Zavala, Luis	8/23/2014	8/24/2014	1079RX	142.02
Turner, Cherie	8/23/2014	8/25/2014	1085AY	117.32
Freeman, Lamar	8/23/2014	8/25/2014	1081AM	142.02
Mellaragno, Kim	8/23/2014	8/25/2014	1086N2	213.12
Murray, Harry	8/23/2014	8/25/2014	1086PF	213.23
Corcoran, Sean	8/23/2014	8/26/2014	1084QZ	123.87
Jeffries, Krist	8/23/2014	8/26/2014	1079TU	120.86
Patterson, Rhon	8/23/2014	8/26/2014	1086PM	202.57
Duffey, Russell	8/23/2014	8/27/2014	1080CT	142.02
Flemming,Michel	8/23/2014	8/27/2014	1074RE	257.88
Gratton, Laura	8/23/2014	8/27/2014	1083UZ	118.32
Guffey, Raymond	8/23/2014	8/27/2014	1073ZA	171.64
Jones, Amy	8/23/2014	8/27/2014	1086GL	106.47

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Schipani, Rosan	8/23/2014	8/27/2014	1080J4	195.34
Johns, Miles	8/23/2014	8/28/2014	1077E6	191.9
Kiselevskaya, Y	8/23/2014	8/28/2014	108607	205.09
Scott, John	8/23/2014	8/28/2014	1086DM	272.37
Warner, Tammy	8/23/2014	8/28/2014	108636	159.91
Ajo, Joanne	8/23/2014	8/29/2014	10643L	231.16
Coriano, Lisa	8/23/2014	8/29/2014	10863E	213.12
Hahn, James W	8/23/2014	8/29/2014	1085I1	153.87
Hartman, Stanle	8/23/2014	8/29/2014	1074IL	266.44
Hayes, Jeff	8/23/2014	8/29/2014	1067JD	615.02
Jones, Monica	8/23/2014	8/29/2014	1081LR	159.91
Shearer, Cathy	8/23/2014	8/29/2014	1057A9	150.49
Jager, Lynda	8/23/2014	8/30/2014	1084QB	153.87
Mcconell, Debbi	8/23/2014	8/30/2014	1066QD	218.37
Mcginn, Daniel	8/23/2014	8/30/2014	1075X4	189.42
Storr, James	8/23/2014	8/31/2014	1086J1	102.64
Glesne, Ron	8/24/2014	8/25/2014	1072QQ	94.62
Skoczylas, Davi	8/24/2014	8/25/2014	1085TW	130.17
Choudhury, Some	8/24/2014	8/26/2014	1085KS	138.58
Cole, Leonard	8/24/2014	8/26/2014	108404	154.58
Owens, Phyllis	8/24/2014	8/26/2014	1082QN	106.47
Bishop, Cheri	8/24/2014	8/27/2014	1081PV	138.58
Hall, Wayne	8/24/2014	8/27/2014	1080FB	106.47
Hall, Wayne	8/24/2014	8/27/2014	1080FC	106.47
Hamiltom, Willa	8/24/2014	8/27/2014	1086DF	130.17
Joshi, Bina	8/24/2014	8/27/2014	1086PU	117.25
Lanciault, Jame	8/24/2014	8/27/2014	1073AY	100.54
Lawrence, Gail	8/24/2014	8/27/2014	1085GV	130.17
Thomas, Rosanne	8/24/2014	8/27/2014	1085XU	106.47
Wilson, Jerri	8/24/2014	8/27/2014	10842J	118.32
Wszolek, Elzbie	8/24/2014	8/27/2014	1084X1	153.87
Burrell, Beverl	8/24/2014	8/28/2014	1069N9	121.88
Davis, Karen	8/24/2014	8/28/2014	1071RO	100.54
Faust, Karen	8/24/2014	8/28/2014	1085ME	106.47
Lukin, Christie	8/24/2014	8/28/2014	1085CB	425.88
Mckinney, Autum	8/24/2014	8/28/2014	1070XA	520.68
Pratt, Josh	8/24/2014	8/28/2014	108466	165.72
Rogers, Wendy	8/24/2014	8/28/2014	1076SE	147.94
Smith, Alisa	8/24/2014	8/28/2014	10607F	166.63
Taylor, Bill	8/24/2014	8/28/2014	1072IZ	100.54
Wynne, Ashley	8/24/2014	8/28/2014	108285	187.76
Amick, Trudy	8/24/2014	8/29/2014	1080YV	165.72
Bourne, Bernard	8/24/2014	8/29/2014	1081S1	129.24
Campbell, Genev	8/24/2014	8/29/2014	10854K	171.64
Cranford, Rodne	8/24/2014	8/29/2014	1065GP	185.03
Crowe, Jason	8/24/2014	8/29/2014	10839X	106.58
Francis, Andrew	8/24/2014	8/29/2014	1056XE	208.93
Goff, Suzanne	8/24/2014	8/29/2014	107089	107.47
Holbrooks, Chri	8/24/2014	8/29/2014	1079V9	106.47
Hooker, Heidi	8/24/2014	8/29/2014	1079SR	175.91
Hopkins, Frank	8/24/2014	8/29/2014	1076T9	179.35
Knerr, John	8/24/2014	8/29/2014	1080EA	106.12
Lawrence, Anita	8/24/2014	8/29/2014	1072B3	94.62
Moore, Gary	8/24/2014	8/29/2014	10851X	148.32
Romanini, Allys	8/24/2014	8/29/2014	1080WJ	351.82
Romanini, Allys	8/24/2014	8/29/2014	1080WK	175.91
Rozan, Leonard	8/24/2014	8/29/2014	1085ZR	117.32
Scala, Peter	8/24/2014	8/29/2014	10699Q	1384.05
Scala, Peter	8/24/2014	8/29/2014	10699S	885.75
Scala, Peter	8/24/2014	8/29/2014	10699T	885.75
Scala, Peter	8/24/2014	8/29/2014	10699U	970.55
Selvarajah, Rob	8/24/2014	8/29/2014	1072K6	100.54
Thigpen, Libby	8/24/2014	8/29/2014	1086GR	117.25
Cannon, Mark	8/24/2014	8/30/2014	1067I3	143.21
Hugee, Bernard	8/24/2014	8/30/2014	107722	433.25
Pace, Garrett	8/24/2014	8/30/2014	1081N0	154.58
Puryear, Tina	8/24/2014	8/30/2014	10852A	106.47
Stiles, Victori	8/24/2014	9/1/2014	1071ZR	94.62
Andrews, Robin	8/25/2014	8/27/2014	1086H2	106.47
Gutierrez, Kris	8/25/2014	8/27/2014	1086OW	117.25
Kohler, Frank	8/25/2014	8/27/2014	10831H	155.85
Mayfield, Bret	8/25/2014	8/27/2014	1086C1	153.87
Montes, Joel	8/25/2014	8/27/2014	1083JU	139.17
Rogers, Adrienn	8/25/2014	8/27/2014	1086I1	117.32
Vonmyhr, Kately	8/25/2014	8/27/2014	1086DD	106.47
Allen, Ryan M	8/25/2014	8/28/2014	1084ZV	118.32
Black, Joyce	8/25/2014	8/28/2014	1081X7	138.58
Bush, Robert	8/25/2014	8/28/2014	1074L7	166.43
Chandler, Denis	8/25/2014	8/28/2014	10827R	165.72
Fisher, Alice	8/25/2014	8/28/2014	1086J2	383.73
Hottle, Cathy	8/25/2014	8/28/2014	1082F9	195.34
Kang, Angela	8/25/2014	8/28/2014	1086HC	133.25
Merin, Paul	8/25/2014	8/28/2014	1073WC	100.54
Williams, Alvin	8/25/2014	8/28/2014	1077E7	159.79

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Howell, Homer	8/25/2014	8/29/2014	1085J5	150.72
Macidym, Teresa	8/25/2014	8/29/2014	1070EY	131.26
Mast, Gregory	8/25/2014	8/29/2014	1079DR	261.87
Mast, Gregory	8/25/2014	8/29/2014	1079DS	130.93
Mcpeters, Myra	8/25/2014	8/29/2014	1086FL	117.32
Oppermann, Chri	8/25/2014	8/29/2014	1081HD	196.42
Sangston, Richa	8/25/2014	8/29/2014	108639	117.32
Sprague, Dean	8/25/2014	8/29/2014	1073OL	100.54
Vasilik, Aleksa	8/25/2014	8/29/2014	1086P3	104.17
Willingham, Pat	8/25/2014	8/29/2014	1079V5	106.47
Baker, Patty	8/25/2014	8/30/2014	1065NI	300
Danekova, Roman	8/25/2014	8/30/2014	1085YI	117.32
Cauthen, Kennet	8/25/2014	8/31/2014	10714M	153.87
catoe, david	8/25/2014	9/1/2014	1086P6	130.17
Bishop, Harold	8/26/2014	8/29/2014	108259	157.59
Brown, Deborah	8/26/2014	8/29/2014	1085UE	142.39
Lawton, Mark	8/26/2014	8/29/2014	1083JG	118.32
Reyes, Christin	8/26/2014	8/29/2014	10866E	127.91
Semon, Theresa	8/26/2014	8/29/2014	10819O	154.58
Livingstone, An	8/26/2014	8/30/2014	1076A7	199.05
Comulada, Denis	8/26/2014	8/31/2014	1082DK	153.87
Baysinger, Glor	8/27/2014	8/29/2014	1086L8	113.81
Freed, Tandra	8/27/2014	8/29/2014	1084TQ	171.64
Headrick, Nicol	8/27/2014	8/29/2014	10858R	124.24
Moretti, Sally	8/27/2014	8/29/2014	1084V4	153.87
Panko, Ronald	8/27/2014	8/29/2014	1080WI	89
Reyes, Sonia	8/27/2014	8/29/2014	1086PP	130.17
Bragg, Carrie	8/27/2014	8/30/2014	1086B7	117.32
Kulik, Josh	8/27/2014	8/30/2014	1084PL	165.72
Jordan, Tara	8/27/2014	8/31/2014	1079MT	171.64
Perry, Angela	8/27/2014	8/31/2014	10820I	177.57
Pinson, Brittan	8/27/2014	8/31/2014	1075UY	130.77
Pinson, Brittan	8/27/2014	8/31/2014	1076NJ	136.09
Thomas, Alvin	8/27/2014	8/31/2014	10838I	138.58
Wilkins, Rhonda	8/27/2014	8/31/2014	1084GC	177.57
Anderson, Sheri	8/27/2014	9/1/2014	10541R	1044.82
Guerrero, Silvi	8/27/2014	9/1/2014	1086HY	205.01
Strother, Micha	8/27/2014	9/1/2014	1085OS	106.47
Nikic, Zeljko	8/28/2014	8/29/2014	1083SE	170.64
Allison, Janice	8/28/2014	8/30/2014	1086GZ	95.92
Brown, George	8/28/2014	8/30/2014	1083NP	138.58
Burgess, Linda	8/28/2014	8/30/2014	108594	118.32
Hawthorne, Tiyo	8/28/2014	8/30/2014	108666	117.25
Ortiz, Deana	8/28/2014	8/30/2014	1086FG	154.58
Anderson, Sheri	8/28/2014	8/31/2014	10541Q	618.36
Bridwell, Bobby	8/28/2014	8/31/2014	1084EP	106.58
Browner, Chiqui	8/28/2014	8/31/2014	1085HO	117.32
Davis, Samuel	8/28/2014	8/31/2014	1086KE	132.77
Freestone, Eliz	8/28/2014	8/31/2014	10856Y	153.87
Hittson, Darlen	8/28/2014	8/31/2014	1083WS	106.58
King, Claudette	8/28/2014	8/31/2014	1077WQ	164.72
Murphy, Lee Ann	8/28/2014	8/31/2014	1077U2	154.58
Zayas, Jimmy	8/28/2014	8/31/2014	1085MP	267.82
Bagby, Donna	8/28/2014	9/1/2014	1080AS	106.47
Bowman, George	8/28/2014	9/1/2014	1081RM	138.58
Golding, Steve	8/28/2014	9/1/2014	10864E	319.4
Golding, Steve	8/28/2014	9/1/2014	10864G	106.46
Golding, Steve	8/28/2014	9/1/2014	10864H	106.46
Hogan, Kristan	8/28/2014	9/1/2014	10864M	106.47
Meadows, Gregor	8/28/2014	9/1/2014	1082DI	154.58
Myers, Daniel	8/28/2014	9/1/2014	1084WV	106.47
Phillips, Delor	8/28/2014	9/1/2014	1082C7	144.5
Ridings, Raymon	8/28/2014	9/1/2014	1085L8	153.87
Staples, Meliss	8/28/2014	9/1/2014	10848Y	119
Palmieri, Salva	8/28/2014	9/2/2014	1086Q3	113.81
Barbaree, Kari	8/29/2014	8/30/2014	1084ZF	176.57
Dubis, Kathy	8/29/2014	8/30/2014	108620	177.57
James, Debbie	8/29/2014	8/30/2014	10862L	176.57
Thompson, Corri	8/29/2014	8/30/2014	108049	164.72
Agerston, Patri	8/29/2014	8/31/2014	1077Q1	176.57
Alston, Annie	8/29/2014	8/31/2014	1079FJ	176.57
Arthur, Octavia	8/29/2014	8/31/2014	1085AS	224.97
Bolen, Catherin	8/29/2014	8/31/2014	108585	230.89
Bramble, Jessic	8/29/2014	8/31/2014	1084X3	242.74
Briggs, Betty	8/29/2014	8/31/2014	1067YY	158.94
Browne, Burke	8/29/2014	8/31/2014	1081Y6	157.61
Burton, Latonya	8/29/2014	8/31/2014	10818A	315.21
Burton, Latonya	8/29/2014	8/31/2014	10818B	157.6
Butler, William	8/29/2014	8/31/2014	1068WM	166.11
Cobb, Don And D	8/29/2014	8/31/2014	1086OQ	164.72
Cook, Scott	8/29/2014	8/31/2014	1086PN	224.97
Cunningham, Bre	8/29/2014	8/31/2014	10784C	165.9
Foster, Nakesia	8/29/2014	8/31/2014	1078TH	176.57
Graham, Celois	8/29/2014	8/31/2014	1079IV	176.57

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Gschwendtner, J	8/29/2014	8/31/2014	1080Y7	223.9
Hope, Johnny	8/29/2014	8/31/2014	1076ZC	157.61
Jefferson, Tamm	8/29/2014	8/31/2014	1081QN	176.57
Matier, Vicki	8/29/2014	8/31/2014	108046	353.14
Matier, Vicki	8/29/2014	8/31/2014	108047	176.57
Mccoy, Cora	8/29/2014	8/31/2014	1080U0	176.57
Mcdaniel, Tarni	8/29/2014	8/31/2014	1076WF	176.57
Mckinlay, Allys	8/29/2014	8/31/2014	10858K	201.27
Mitchum, Camill	8/29/2014	8/31/2014	10791O	176.57
Mitchum, Leslie	8/29/2014	8/31/2014	10814A	176.57
Mitchum, Peggy	8/29/2014	8/31/2014	108148	176.57
Montgomery, She	8/29/2014	8/31/2014	10818M	165.9
Parrish, Kim	8/29/2014	8/31/2014	10793U	434.88
Poole, Bobby	8/29/2014	8/31/2014	1065X2	197.18
Poole, James	8/29/2014	8/31/2014	1080RV	165.9
Poole, James	8/29/2014	8/31/2014	1081DJ	157.61
Pritchard, Will	8/29/2014	8/31/2014	1082NU	189.42
Pritchett, Anto	8/29/2014	8/31/2014	1076X6	176.57
Pritchett, Dale	8/29/2014	8/31/2014	10811C	176.57
Pritchett, Dami	8/29/2014	8/31/2014	10814D	176.57
Raines, Charles	8/29/2014	8/31/2014	1080F9	176.57
Rapp, Minnie	8/29/2014	8/31/2014	1068MK	158.94
Rapp, Minnie	8/29/2014	8/31/2014	1068ML	158.94
Rogers, Beverly	8/29/2014	8/31/2014	1081XG	176.57
Rouse, Bertie	8/29/2014	8/31/2014	1086H0	164.72
Rouse, Glenn	8/29/2014	8/31/2014	10841B	164.72
Rouse, Jacob	8/29/2014	8/31/2014	10841A	164.72
Rouse, Wanda	8/29/2014	8/31/2014	108419	164.72
Rouse, Wanda K.	8/29/2014	8/31/2014	10816P	164.72
Sharp, Keisha	8/29/2014	8/31/2014	1079TF	189.42
Sinkfield, Tomm	8/29/2014	8/31/2014	1079UP	176.57
Sparkman, Alice	8/29/2014	8/31/2014	1080Y0	447.8
Sparkman, Alice	8/29/2014	8/31/2014	1080Y5	223.9
Starks, Clariss	8/29/2014	8/31/2014	1079ET	195.53
Thompson, Alici	8/29/2014	8/31/2014	1080ZJ	176.57
Adams Jr, Willi	8/29/2014	9/1/2014	1069AN	166.11
Allen, Jeannie	8/29/2014	9/1/2014	108428	214.42
Alley, David	8/29/2014	9/1/2014	108628	532.71
Anthony, Greg	8/29/2014	9/1/2014	1083MM	207.91
Baccus-Wilkes,	8/29/2014	9/1/2014	10730J	188.42
Beaman, Randy	8/29/2014	9/1/2014	10823G	176.57
Branch, Ryan	8/29/2014	9/1/2014	1083GN	224.97
Brevard, Curtis	8/29/2014	9/1/2014	1045HT	195.98
Burdette, Edwin	8/29/2014	9/1/2014	1085C2	242.74
Chandler, Scott	8/29/2014	9/1/2014	108612	213.12
Chillemi, James	8/29/2014	9/1/2014	10854P	236.82
Cizewski, Diane	8/29/2014	9/1/2014	1085VV	224.97
Cobb, David	8/29/2014	9/1/2014	1063GA	280.63
Collins, Debora	8/29/2014	9/1/2014	1082XB	266.44
Corredor, Hugo	8/29/2014	9/1/2014	10852O	218.04
Council, Evan	8/29/2014	9/1/2014	1086Q5	208.61
Curry, Luveria	8/29/2014	9/1/2014	1068I7	190.01
Curry, Luveria	8/29/2014	9/1/2014	1073XS	229.9
Curtis, Jeff	8/29/2014	9/1/2014	10859R	218.04
Davis, Katrina	8/29/2014	9/1/2014	1077ZK	164.72
Davis, Katrina	8/29/2014	9/1/2014	1085VB	242.74
Douglas, Noah	8/29/2014	9/1/2014	1061V6	204.27
Duty, Ryan	8/29/2014	9/1/2014	1080Y6	259.52
Edmond, Latondr	8/29/2014	9/1/2014	108183	170.64
Eisenhower, Ter	8/29/2014	9/1/2014	1083KP	201.27
Ellmore, Lauren	8/29/2014	9/1/2014	1085ZC	202.57
Flynn, Olivia	8/29/2014	9/1/2014	1082JJ	226.62
Gibson, Joy	8/29/2014	9/1/2014	1086IM	194.39
Golightly, Ange	8/29/2014	9/1/2014	1086IV	379.3
Golightly, Ange	8/29/2014	9/1/2014	1086IZ	189.65
Hines, Ray	8/29/2014	9/1/2014	1071KO	165.72
Hooper, Heidi	8/29/2014	9/1/2014	10851V	233.61
Hope, Nathaniel	8/29/2014	9/1/2014	1074BN	188.42
Hughes, Velma	8/29/2014	9/1/2014	1085R9	164.72
James, Jennifer	8/29/2014	9/1/2014	1085OP	224.97
Johnson, Rhonda	8/29/2014	9/1/2014	1086P8	1011.93
Johnson, Rhonda	8/29/2014	9/1/2014	1086P9	686.1
Johnson, Rhonda	8/29/2014	9/1/2014	1086PA	686.1
Kalsa, Craig	8/29/2014	9/1/2014	10864A	182.27
Kemp, Christoph	8/29/2014	9/1/2014	1081A2	170.64
King, Kesie	8/29/2014	9/1/2014	1076O5	470.46
Liljestrand, Ke	8/29/2014	9/1/2014	1084PV	224.97
Linz-Van De Cro	8/29/2014	9/1/2014	1086PY	235.82
Macedo, Jose	8/29/2014	9/1/2014	1061ZQ	382.21
Macedo, Jose	8/29/2014	9/1/2014	1061ZT	382.21
Macedo, Jose	8/29/2014	9/1/2014	1061ZV	382.21
Macedo, Jose	8/29/2014	9/1/2014	1061ZX	274.18
Macedo, Jose	8/29/2014	9/1/2014	1084FU	548.36
Manning, George	8/29/2014	9/1/2014	1085VN	355.14

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Mckenna, Randal	8/29/2014	9/1/2014	10737V	165.72
Micham, Carmen	8/29/2014	9/1/2014	10848C	177.57
Moguel Fernande	8/29/2014	9/1/2014	108631	235.82
Neil, Clarissa	8/29/2014	9/1/2014	107754	200.27
Newell, Lewis	8/29/2014	9/1/2014	1082BA	287.82
Owings, Autumn	8/29/2014	9/1/2014	1086EG	213.23
Parker, Johnnie	8/29/2014	9/1/2014	10794T	229.89
Peay, Joyce	8/29/2014	9/1/2014	107542	229.89
Peek, Felicia	8/29/2014	9/1/2014	10828V	177.57
Pendergrass, To	8/29/2014	9/1/2014	1064TN	190.01
Pickett, Hattie	8/29/2014	9/1/2014	10816F	164.72
Poole, Corey	8/29/2014	9/1/2014	1085A3	157.61
Poole, Sid and	8/29/2014	9/1/2014	10816I	157.61
Porter, Dirk	8/29/2014	9/1/2014	10828W	177.57
Reaves, Sylvia	8/29/2014	9/1/2014	1078X7	170
Reilly, Liz	8/29/2014	9/1/2014	1086P7	188.42
Ribinsky, Megan	8/29/2014	9/1/2014	108625	212.12
Roush, Elizabet	8/29/2014	9/1/2014	10828Q	532.71
Russell, Tiffan	8/29/2014	9/1/2014	1086EH	213.23
Sanders, George	8/29/2014	9/1/2014	1064BG	231.83
Sanders, Johnny	8/29/2014	9/1/2014	1074GH	188.42
Sanders, Judy	8/29/2014	9/1/2014	10843D	165.72
Sanders, Kathy	8/29/2014	9/1/2014	1078DJ	240
Smith, Michael	8/29/2014	9/1/2014	1083KD	200.27
Spinks, Linda	8/29/2014	9/1/2014	1086MY	166.93
Starr, Rodger	8/29/2014	9/1/2014	10864W	202.57
Stephens, Nikki	8/29/2014	9/1/2014	107101	320.64
Stepp, Cliff	8/29/2014	9/1/2014	1084LQ	278.29
Stimpson, Joann	8/29/2014	9/1/2014	10862B	212.68
Strong, Dwayne	8/29/2014	9/1/2014	1086HO	213.83
Suddeth, Charle	8/29/2014	9/1/2014	10852F	195.67
Sweet, Jason	8/29/2014	9/1/2014	1085A9	177.57
Taylor, Melissa	8/29/2014	9/1/2014	1086G0	213.12
Tolbert, Lila	8/29/2014	9/1/2014	10863N	236.82
Toms, William	8/29/2014	9/1/2014	1084OX	272.37
Vaughan, Leigh	8/29/2014	9/1/2014	1085H3	224.97
Wells, Faith	8/29/2014	9/1/2014	1076RL	176.57
White, Deborah	8/29/2014	9/1/2014	10806P	164.72
Wilks, Sarah	8/29/2014	9/1/2014	10807X	156.62
Williams, Cathe	8/29/2014	9/1/2014	1077KF	164.72
Wright, Nedra	8/29/2014	9/1/2014	1086J0	189.65
Yates, Susan	8/29/2014	9/1/2014	10867B	532.71
Yates, Susan	8/29/2014	9/1/2014	10867E	532.71
Zellefrow, Cind	8/29/2014	9/1/2014	10867G	241.74
Anderson, Willi	8/29/2014	9/2/2014	107270	165.72
Brooks, Carlton	8/29/2014	9/2/2014	108079	189.42
Hawkins, Beth	8/29/2014	9/2/2014	1085TJ	218.57
Hobgood, Marcel	8/29/2014	9/2/2014	1085HF	176.57
Nietubyc, Chris	8/29/2014	9/2/2014	10861B	201.44
Smith, Diana	8/29/2014	9/2/2014	10831G	191.9
Ledford, Billy	8/29/2014	9/3/2014	10850B	189.53
Scruggs, Samual	8/29/2014	9/5/2014	1083IO	200.57
Vanmeter, Paul	8/29/2014	9/5/2014	1080ED	118.32
Przybycien, Kat	8/29/2014	9/6/2014	10866W	171.22
Alston, Carol	8/30/2014	8/31/2014	1080LT	176.57
Law, Christine	8/30/2014	8/31/2014	10850V	224.97
Williams, Cindy	8/30/2014	8/31/2014	1072Y7	189.65
Alston, Kevin	8/30/2014	9/1/2014	1080E8	176.57
Baker, Jennifer	8/30/2014	9/1/2014	1086LB	189.65
Brezial, Tanjon	8/30/2014	9/1/2014	1060C4	172.08
Campbell,Maggie	8/30/2014	9/1/2014	1073NE	188.42
Christopher, Cr	8/30/2014	9/1/2014	10837N	358.04
Clayton, Preshu	8/30/2014	9/1/2014	10860I	170.64
Flautt, Nicole	8/30/2014	9/1/2014	1081HC	223.9
Green, Lashonda	8/30/2014	9/1/2014	1078BH	170.64
Hall, Jean	8/30/2014	9/1/2014	1079RM	170.64
Haney, Perry	8/30/2014	9/1/2014	1080W2	223.9
Haynes, Courtne	8/30/2014	9/1/2014	1081EW	170.64
Hollingsworth,	8/30/2014	9/1/2014	1084ZB	224.97
Holloway, Antho	8/30/2014	9/1/2014	1082RO	189.42
Hughes, Starla	8/30/2014	9/1/2014	10820W	248.67
Jones, Veedra	8/30/2014	9/1/2014	108184	170.64
Jordan, Darance	8/30/2014	9/1/2014	1086CG	170.64
Jordan, Gina	8/30/2014	9/1/2014	1082PV	189.42
Kemp, Dewana	8/30/2014	9/1/2014	1086GJ	170.64
Kim, Joy	8/30/2014	9/1/2014	10671P	286.61
Kim, Joy	8/30/2014	9/1/2014	10671Q	280.63
Mckoy, Glenda	8/30/2014	9/1/2014	1084GG	201.27
Namkung, Susan	8/30/2014	9/1/2014	1081TE	447.8
Namkung, Susan	8/30/2014	9/1/2014	1081TF	223.9
Rawlings, Brand	8/30/2014	9/1/2014	1081JI	170.64
Sanchez, Kennet	8/30/2014	9/1/2014	1081CZ	250
Smith, Mary	8/30/2014	9/1/2014	1086N7	266.44
Sumner, Erin	8/30/2014	9/1/2014	10839Y	248.67

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Toomer, Cora	8/30/2014	9/1/2014	1079J6	176.57
Williams, James	8/30/2014	9/1/2014	1078QE	191.9
Wilson, Grace	8/30/2014	9/1/2014	1080I1	353.14
Wingfield, Kimb	8/30/2014	9/1/2014	1059WS	172.08
Zientek, Kelly	8/30/2014	9/1/2014	1085P0	201.44
Baird, Ian	8/30/2014	9/2/2014	108597	218.04
Bond, Chase	8/30/2014	9/2/2014	1086HE	240.82
Branham, Cathy	8/30/2014	9/2/2014	1085UU	212.12
Buddin, Laura	8/30/2014	9/2/2014	108611	242.74
Dorval, Craig	8/30/2014	9/2/2014	1082IX	260.52
Downs, Randy	8/30/2014	9/2/2014	1085BZ	151.24
Howard, Carl	8/30/2014	9/2/2014	1085SH	212.12
Johnson, Kathy	8/30/2014	9/2/2014	10758H	236.82
Maynor, Pamela	8/30/2014	9/2/2014	1084F4	272.74
Mitchell, Warne	8/30/2014	9/2/2014	1072RH	239.9
Patel, Devanshi	8/30/2014	9/2/2014	10860F	201.45
Perry, Kimberly	8/30/2014	9/2/2014	1064D6	172.08
Redd, Ieshia	8/30/2014	9/2/2014	1072HL	170.64
Rice, Linda	8/30/2014	9/2/2014	1082MD	207.91
Sypolt, Robert	8/30/2014	9/2/2014	1081HB	266.44
Wenner, Kurt	8/30/2014	9/2/2014	1077J5	236.82
Walters, Carol	8/30/2014	9/3/2014	1073TJ	165.72
Scruggs, Brian	8/30/2014	9/5/2014	108535	224.97
Carter, Charles	8/30/2014	9/6/2014	1069XU	218.37
Jeffries, Erin	8/30/2014	9/6/2014	1076RR	1025.8
Moore, Erin	8/30/2014	9/6/2014	1058Q1	1732.4
Walls, Nate	8/30/2014	9/6/2014	1085GG	625
Vance, Michael	8/30/2014	9/7/2014	1073MP	254.59
Castro, Gladys	8/31/2014	9/1/2014	108675	188.42
Gomez, Anabel	8/31/2014	9/1/2014	108674	188.42
Seibert, Kathle	8/31/2014	9/1/2014	108622	188.42
Griggs, Amber	8/31/2014	9/2/2014	1071OK	94.62
Poindexter, Ina	8/31/2014	9/2/2014	1080EV	189.42
Seibert, Kathle	8/31/2014	9/2/2014	108623	212.12
Poundstone, Rob	8/31/2014	9/3/2014	1085FF	160.15
Smith, Dena	8/31/2014	9/3/2014	1073NB	94.62
Smith, Dena	8/31/2014	9/3/2014	1073ND	94.62
Dues, Lisa	8/31/2014	9/4/2014	1072XS	100.54
Edwards, Debora	8/31/2014	9/4/2014	1070GF	177.38
Ferguson, Sharo	8/31/2014	9/4/2014	1073U4	153.87
Liu-truong, Emi	8/31/2014	9/4/2014	1072ID	94.62
Poundstone, Mik	8/31/2014	9/4/2014	1057AM	214.91
Bledsoe, Suzann	8/31/2014	9/5/2014	1083H5	136.58
Dorton, Amy	8/31/2014	9/5/2014	10866L	159.91
Newell, Shirley	8/31/2014	9/5/2014	1073BD	100.54
Johnson, Michae	8/31/2014	9/7/2014	1078BS	248.67
Amoy, Joel	9/1/2014	9/3/2014	1081WL	165.72
Armstrong, Shaw	9/1/2014	9/4/2014	1081T7	81.77
Cochran, Angel	9/1/2014	9/4/2014	10817L	153.87
Elliott, Sheila	9/1/2014	9/4/2014	1085YW	81.77
Frederick-Watts	9/1/2014	9/4/2014	108586	81.77
Jones, Olivia	9/1/2014	9/4/2014	1081GA	195.34
Massey, Jeffery	9/1/2014	9/4/2014	1079MS	195.34
Metzner, Troy	9/1/2014	9/4/2014	1085TU	81.77
Poff, April	9/1/2014	9/4/2014	1079KM	148.32
Smith, Richard	9/1/2014	9/4/2014	10848G	81.77
Vick, Arthur	9/1/2014	9/4/2014	10841Q	81.77
Eidson, Donna	9/1/2014	9/5/2014	1082HW	81.77
Hightower, Kare	9/1/2014	9/5/2014	1086BU	81.77
Laurent, Richar	9/1/2014	9/5/2014	107870	162.35
Miller, Melanie	9/1/2014	9/5/2014	1085XX	586.31
Miller, Melanie	9/1/2014	9/5/2014	1085XY	138.58
Puckett, Jessic	9/1/2014	9/5/2014	1080WZ	153.87
St. Clair, Bill	9/1/2014	9/5/2014	1080LS	138.58
Stephens, James	9/1/2014	9/5/2014	1083WC	190.24
Wolfe, Bethany	9/1/2014	9/5/2014	1086LA	123.29
Brown, Heather	9/1/2014	9/6/2014	10826T	682.92
Hickey, Patrici	9/1/2014	9/6/2014	1083SM	175.91
Hodges, Robert	9/1/2014	9/6/2014	1085G1	154.58
Leonhardt, Mich	9/1/2014	9/6/2014	1081LG	81.77
Wilkinson, Keit	9/1/2014	9/6/2014	10794P	170.45
Deaton, Ashley	9/1/2014	9/7/2014	10617L	282.03
Deaton, Kathy	9/1/2014	9/7/2014	10617M	684.87
Deaton, Kathy	9/1/2014	9/7/2014	10617N	332.03
Harrison, Rob	9/1/2014	9/7/2014	1057W1	873.49
Icenhour, Penny	9/1/2014	9/7/2014	10868C	106.58
Elifritz, Cindy	9/1/2014	9/9/2014	1052LA	198.89
Davis, Fredrick	9/2/2014	9/3/2014	1082UO	81.77
Joens, Cathy	9/2/2014	9/3/2014	10840E	81.77
Mccray, Larry	9/2/2014	9/3/2014	1085H6	81.77
Sittman, Bill	9/2/2014	9/3/2014	1084TP	149.24
Arrington, Carl	9/2/2014	9/4/2014	1083DD	163.54
Baker, Barbara	9/2/2014	9/4/2014	1083DC	163.54
Harvard, Valeri	9/2/2014	9/4/2014	1083DK	163.54

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Johnson, Scott	9/2/2014	9/4/2014	1086IE	163.54
Lassiat, Meg	9/2/2014	9/4/2014	1083DE	163.54
Liles, Martha	9/2/2014	9/4/2014	1082D6	163.54
Love, Stephen	9/2/2014	9/4/2014	1083DI	163.54
McClendon, Timo	9/2/2014	9/4/2014	1083DJ	163.54
Nichols, Earl	9/2/2014	9/4/2014	1083DF	163.54
Yon, Matt	9/2/2014	9/4/2014	1083DG	163.54
Arant, James	9/2/2014	9/4/2014	1084LK	81.77
Augustine, Mega	9/2/2014	9/4/2014	10833V	81.77
Bae, Yon Taek	9/2/2014	9/4/2014	10848N	81.77
Bell, John	9/2/2014	9/4/2014	1082FR	81.77
Blackwell, Gray	9/2/2014	9/4/2014	1083IV	81.77
Boshell, Don	9/2/2014	9/4/2014	1083NR	81.77
Bright, Doris	9/2/2014	9/4/2014	10842E	81.77
Brown, Leatha	9/2/2014	9/4/2014	1084U4	163.54
Bruce, Micheal	9/2/2014	9/4/2014	1082ZS	81.77
Cattenhead, J.D	9/2/2014	9/4/2014	10834C	155
Chandler, Phili	9/2/2014	9/4/2014	1084SK	81.77
Cook, Meg	9/2/2014	9/4/2014	1083CY	163.54
Cooper, Joethel	9/2/2014	9/4/2014	1084RI	81.77
Cribb, John	9/2/2014	9/4/2014	1082ZC	81.77
Davis, Henry	9/2/2014	9/4/2014	10830M	81.77
Deal, Alice	9/2/2014	9/4/2014	1085PC	81.77
Duncan, Jimmy A	9/2/2014	9/4/2014	1083PG	81.77
Fields, David	9/2/2014	9/4/2014	1085DW	81.77
Gadsden, Jerry	9/2/2014	9/4/2014	1083X7	81.77
Gamble, Sharon	9/2/2014	9/4/2014	1085G9	81.77
Garrett, Jo Ann	9/2/2014	9/4/2014	1086D9	81.77
Gary, Clara	9/2/2014	9/4/2014	10861W	81.77
Gelder, Ashley	9/2/2014	9/4/2014	1083YJ	81.77
Goldston, Micha	9/2/2014	9/4/2014	10812L	81.77
Gordon, Shirley	9/2/2014	9/4/2014	1086D3	81.77
Goupil, Roger	9/2/2014	9/4/2014	10839B	81.77
Greene, Joseph	9/2/2014	9/4/2014	10861M	81.77
Harrison, Jerry	9/2/2014	9/4/2014	1081Y1	81.77
Hembree, Daniel	9/2/2014	9/4/2014	1084KN	81.77
Hunter, Keith	9/2/2014	9/4/2014	10842T	81.77
Jackson, Tarnis	9/2/2014	9/4/2014	1085YV	81.77
James, William	9/2/2014	9/4/2014	10846G	81.77
Lee, Robert	9/2/2014	9/4/2014	1082QO	81.77
Mabey, Janice	9/2/2014	9/4/2014	1082MJ	81.77
Mccain, Pat	9/2/2014	9/4/2014	1081T6	163.54
Mcfadden, Genov	9/2/2014	9/4/2014	10848E	81.77
Mcmanus, Jerry	9/2/2014	9/4/2014	1085AK	81.77
Mcpherson, Kurt	9/2/2014	9/4/2014	1083YO	81.77
Mitchell, Cathy	9/2/2014	9/4/2014	1085RI	81.77
Mitchell, Mark	9/2/2014	9/4/2014	10836V	81.77
Murphy, Joyce	9/2/2014	9/4/2014	10836K	81.77
Reed, David	9/2/2014	9/4/2014	108284	81.77
Richardson, She	9/2/2014	9/4/2014	1086GA	81.77
Richardson, Vic	9/2/2014	9/4/2014	10867I	81.77
Roof, Terry	9/2/2014	9/4/2014	1081FV	81.77
Salley, Jeffery	9/2/2014	9/4/2014	1083BZ	81.77
Shaw, Bobby	9/2/2014	9/4/2014	1084V7	81.77
Shuler, Robert	9/2/2014	9/4/2014	1083Y1	81.77
Smith, Theron	9/2/2014	9/4/2014	1082M5	163.54
Smith, Thessa	9/2/2014	9/4/2014	1085X7	81.77
Snowden, Ruffus	9/2/2014	9/4/2014	10822O	81.77
Stafford, Genev	9/2/2014	9/4/2014	10867H	245.31
Thomas, Charlie	9/2/2014	9/4/2014	1083HU	81.77
Thomas, Redonia	9/2/2014	9/4/2014	1085J3	81.77
Ussery, David	9/2/2014	9/4/2014	10842B	81.77
Washington, Jac	9/2/2014	9/4/2014	1085C8	81.77
Washington, Jim	9/2/2014	9/4/2014	1083WQ	81.77
Washington, Lil	9/2/2014	9/4/2014	1084UE	81.77
Waymer, Morris	9/2/2014	9/4/2014	10862N	81.77
Wilson, Charles	9/2/2014	9/4/2014	10821X	81.77
Wright, Louise	9/2/2014	9/4/2014	10828D	81.77
Written, Michae	9/2/2014	9/4/2014	10836Y	81.77
Bishop Holston	9/2/2014	9/5/2014	1082CY	245.31
Friday, James	9/2/2014	9/5/2014	1082D0	245.31
Harmon, Paul	9/2/2014	9/5/2014	1082D1	245.31
Hipp, John	9/2/2014	9/5/2014	1082CV	245.31
Howle, George	9/2/2014	9/5/2014	1082CW	245.31
Knight, Dickie	9/2/2014	9/5/2014	1082CS	245.31
Long, Joe	9/2/2014	9/5/2014	1082D4	245.31
Nelson, Kenneth	9/2/2014	9/5/2014	1082CX	245.31
Pearson, Thomas	9/2/2014	9/5/2014	1082D2	245.31
White, Sara	9/2/2014	9/5/2014	1082CZ	245.31
Yebuah, Frederi	9/2/2014	9/5/2014	1082D3	245.31
Armstrong, Elle	9/2/2014	9/5/2014	1079XR	81.77
Ashford, George	9/2/2014	9/5/2014	1084OZ	81.77
Best, Kay	9/2/2014	9/5/2014	1085TH	81.77
Cannon, Barry	9/2/2014	9/5/2014	10840T	81.77

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Felkel, Rev. Cu	9/2/2014	9/5/2014	10840Y	81.77
Gadson, Telley	9/2/2014	9/5/2014	10862I	81.77
Gindhart, Harry	9/2/2014	9/5/2014	10826F	81.77
James, Kathy	9/2/2014	9/5/2014	1082D5	245.31
Lester, Connie	9/2/2014	9/5/2014	1083J0	106.58
Malone, Susanne	9/2/2014	9/5/2014	1071DX	100.54
Miller, Maryann	9/2/2014	9/5/2014	1079XS	81.77
Miller, Melanie	9/2/2014	9/5/2014	1085XZ	149.24
Mireb, Valerie	9/2/2014	9/5/2014	1086FZ	81.77
Mitchell, Adam	9/2/2014	9/5/2014	1071IY	100.54
Ravenel, Henry	9/2/2014	9/5/2014	1085H2	81.77
Ray, Marie	9/2/2014	9/5/2014	10840S	81.77
Stafford, Virgi	9/2/2014	9/5/2014	10867J	81.77
Taylor, Vince	9/2/2014	9/5/2014	1084MT	127.91
Wingler, Mirand	9/2/2014	9/5/2014	1081VA	195.34
Ballenger, Walt	9/2/2014	9/6/2014	1083GP	327.08
Bumgardner, Phi	9/2/2014	9/6/2014	1085UR	255.89
Crews, Ronald	9/2/2014	9/7/2014	1080JJ	101.73
Freeman, Bene	9/2/2014	9/7/2014	1080AT	117.32
Griffin, Vickie	9/2/2014	9/7/2014	10809L	98.6
Draine, Mike	9/2/2014	9/9/2014	1084AV	172.02
Atkins, Lamar	9/3/2014	9/4/2014	1084M5	81.77
Adger, Mitchell	9/3/2014	9/5/2014	1085DV	81.77
Arnold, Kenneth	9/3/2014	9/5/2014	10846A	245.31
Arnold, Kenneth	9/3/2014	9/5/2014	10846B	81.77
Arnold, Kenneth	9/3/2014	9/5/2014	10846C	81.77
Barrett, Gabrie	9/3/2014	9/5/2014	10857R	136.54
Barrett, Gabrie	9/3/2014	9/5/2014	10857S	409.62
Barrett, Gabrie	9/3/2014	9/5/2014	10857T	136.54
Beaton, Lucila	9/3/2014	9/5/2014	1085FG	81.77
Bostick, Caroly	9/3/2014	9/5/2014	1085TS	81.77
Bush, Belva	9/3/2014	9/5/2014	1084TM	81.77
Cannon, Glennis	9/3/2014	9/5/2014	1084RA	81.77
Canty, Margueri	9/3/2014	9/5/2014	10807B	163.54
Davis, Joyce	9/3/2014	9/5/2014	1086CN	163.54
Davis, Joyce	9/3/2014	9/5/2014	1086CO	163.54
Dingle, Carolyn	9/3/2014	9/5/2014	1083A0	81.77
Duffin, Kristen	9/3/2014	9/5/2014	1075SV	81.77
Everett, Benny	9/3/2014	9/5/2014	1086IR	159.91
Feagin, Kasey	9/3/2014	9/5/2014	1084V6	81.77
Garrett, Richar	9/3/2014	9/5/2014	1085R5	81.77
Graham, Judy	9/3/2014	9/5/2014	1085LL	81.77
Gray, Meghan	9/3/2014	9/5/2014	1074NH	81.77
Hall, Anna	9/3/2014	9/5/2014	1084Z5	81.77
Mccarthy, Vicki	9/3/2014	9/5/2014	1086EX	163.54
Michel, Marize	9/3/2014	9/5/2014	1084XX	81.77
Miller, Melanie	9/3/2014	9/5/2014	1085Y0	159.91
Pfaff, Mark	9/3/2014	9/5/2014	1079TC	90.65
Pratt, Linda	9/3/2014	9/5/2014	1085QD	81.77
Skelton, Bobby	9/3/2014	9/5/2014	10858E	81.77
Suber, Patrick	9/3/2014	9/5/2014	1085E0	81.77
Taylor, Robert	9/3/2014	9/5/2014	1085TT	81.77
Whitney, Tiffan	9/3/2014	9/5/2014	1085BY	81.77
Williams, Patri	9/3/2014	9/5/2014	1085ZS	81.77
Williams, Sandr	9/3/2014	9/5/2014	1084M8	163.54
Devers, Philip	9/3/2014	9/6/2014	1066VB	143.21
Tilly, Jack	9/3/2014	9/6/2014	1083X3	458.4
Williams, Becky	9/3/2014	9/6/2014	108491	246.69
Arsenault, Mart	9/3/2014	9/7/2014	1085VQ	81.77
Etheridge II, T	9/3/2014	9/7/2014	1070SN	379.06
McNeil, Sarah	9/3/2014	9/7/2014	1074RS	123.24
Perry, John	9/3/2014	9/7/2014	1080Z9	81.77
Williams, Marsh	9/3/2014	9/7/2014	1077DH	130.17
Baker, Pamela	9/3/2014	9/8/2014	1083G8	105.47
Stone, Sharon	9/3/2014	9/9/2014	1085O4	152.87
Woodward, Nonni	9/4/2014	9/5/2014	1081K8	224.97
Brumley, Lori	9/4/2014	9/6/2014	10841P	123.24
Buckhalter, Pau	9/4/2014	9/6/2014	1076EI	123.24
Elekonich, Kare	9/4/2014	9/6/2014	1075O5	246.48
Minter, Troy	9/4/2014	9/6/2014	1084YP	123.24
Arant, Penny	9/4/2014	9/7/2014	1075LX	123.24
Babb, Judy	9/4/2014	9/7/2014	1072EM	123.24
Carithers, Alis	9/4/2014	9/7/2014	10740V	123.24
Carithers, Bill	9/4/2014	9/7/2014	1065OM	124.28
David, George	9/4/2014	9/7/2014	10783K	105.47
Elekonich, Kare	9/4/2014	9/7/2014	1075O6	123.24
Grimsley Family	9/4/2014	9/7/2014	1082BC	105.47
Grimsley, Burt	9/4/2014	9/7/2014	108202	129.17
Grimsley, Jessi	9/4/2014	9/7/2014	108234	105.47
Grimsley, Lynn	9/4/2014	9/7/2014	10714H	179.17
Measmer, Daniel	9/4/2014	9/7/2014	1065GL	124.28
Shelton, Susann	9/4/2014	9/7/2014	1083KQ	105.47
Simmons, Christ	9/4/2014	9/7/2014	1072DB	207.91
Stottoemyer, De	9/4/2014	9/7/2014	10804M	123.24

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

White, Anna	9/4/2014	9/7/2014	10811W	138.58
White, Anna	9/4/2014	9/7/2014	10811Z	127.91
Wymer, Sandra	9/4/2014	9/7/2014	1051W8	529.7
Nevins, Thomas	9/4/2014	9/9/2014	107427	125.9
Smith, Rosa	9/4/2014	9/9/2014	10681C	106.36
Cousin, Jonsi	9/5/2014	9/6/2014	1082PU	123.24
Battiste, Josep	9/5/2014	9/7/2014	1081SF	123.24
Blackwell, Henr	9/5/2014	9/7/2014	10820F	105.47
Blythe, William	9/5/2014	9/7/2014	10824G	105.47
Bundy, Kenneth	9/5/2014	9/7/2014	1078V0	189.42
Burnett, Elizab	9/5/2014	9/7/2014	10822U	210.94
Caraway, John	9/5/2014	9/7/2014	1081PM	105.47
Chapman, King	9/5/2014	9/7/2014	1086HS	105.47
Childers, Karen	9/5/2014	9/7/2014	1083ID	105.47
Conyers, Harris	9/5/2014	9/7/2014	1070UF	106.36
Cooper, Willie	9/5/2014	9/7/2014	1078PQ	105.47
Copeland, Loret	9/5/2014	9/7/2014	10761U	105.47
Cornell, Peggy	9/5/2014	9/7/2014	1064KF	220.88
Cucinotta, Mich	9/5/2014	9/7/2014	107837	331.62
Davis, Mary	9/5/2014	9/7/2014	1083J2	105.47
Davis, Sheryl	9/5/2014	9/7/2014	107424	105.47
Dukes, Thomas	9/5/2014	9/7/2014	108087	105.47
Ellis, Rosemari	9/5/2014	9/7/2014	1081XI	234.64
Ellison, Ezekie	9/5/2014	9/7/2014	1076CL	105.47
Frazier, Leo	9/5/2014	9/7/2014	1071O7	105.47
Gamble, Charlie	9/5/2014	9/7/2014	1083CB	105.47
Green, Clyde	9/5/2014	9/7/2014	1076O6	105.47
Grimsley, David	9/5/2014	9/7/2014	1083JN	105.47
Grimsley, Joann	9/5/2014	9/7/2014	1080X2	105.47
Grimsley, John	9/5/2014	9/7/2014	10839A	105.47
Harrison, Glend	9/5/2014	9/7/2014	1078FT	123.24
Hines, Lee	9/5/2014	9/7/2014	1083E9	105.47
Howle, Carrie	9/5/2014	9/7/2014	1083II	210.94
Howle, Thomas	9/5/2014	9/7/2014	1082J6	105.47
Hudson, Allen	9/5/2014	9/7/2014	10831I	105.47
Jefferson, Eess	9/5/2014	9/7/2014	1084GI	105.47
Miler, Timothy	9/5/2014	9/7/2014	10724N	105.47
Miller, John	9/5/2014	9/7/2014	1081LV	123.24
Miller, Robert	9/5/2014	9/7/2014	1077JI	123.24
Mitchell, Eliza	9/5/2014	9/7/2014	1077NA	226.44
Moore, Nancy	9/5/2014	9/7/2014	10827W	105.47
Moore, Richard	9/5/2014	9/7/2014	1082IP	105.47
Nelson, Eloise	9/5/2014	9/7/2014	1077V8	105.47
Nguyen, Amy	9/5/2014	9/7/2014	1081RP	281
Oglesby, James	9/5/2014	9/7/2014	1077P0	105.47
Pack, Elease	9/5/2014	9/7/2014	1081VM	105.47
Patterson, Will	9/5/2014	9/7/2014	10786K	105.47
Pompey, Willie	9/5/2014	9/7/2014	1083JC	210.94
Pringle, Harry	9/5/2014	9/7/2014	1073SI	105.47
Reynolds, Micha	9/5/2014	9/7/2014	1073X3	351.82
Rhoad, Terry	9/5/2014	9/7/2014	10521H	198.89
Richardson, San	9/5/2014	9/7/2014	1083H4	105.47
Richburg, Willi	9/5/2014	9/7/2014	1084GH	105.47
Richburg-Hollid	9/5/2014	9/7/2014	1083G1	105.47
Roberts, Beulah	9/5/2014	9/7/2014	1083O7	105.47
Sliger, Pamela	9/5/2014	9/7/2014	108052	142.02
White, Anna	9/5/2014	9/7/2014	10811U	186.58
Williams, Annie	9/5/2014	9/7/2014	1081RJ	105.47
Williams, Larry	9/5/2014	9/7/2014	1082SD	182.42
Witherspoon, Ca	9/5/2014	9/7/2014	1082M4	105.47
Cooper, Tiffany	9/5/2014	9/8/2014	108507	305.74
Dingle, Marie	9/5/2014	9/8/2014	1086HT	105.47
Driger, Terence	9/5/2014	9/8/2014	1061RL	106.36
Gordon, Latoya	9/5/2014	9/8/2014	1083GS	105.47
Grimsley, Timot	9/5/2014	9/8/2014	1082TE	105.47
Keepler, Leann	9/5/2014	9/8/2014	106488	106.36
Lumpkin, Diane	9/5/2014	9/8/2014	108621	105.47
Price, Desriee	9/5/2014	9/8/2014	1072WT	123.24
Sanders, Michae	9/5/2014	9/8/2014	1081ZT	170.57
Sulkowski, Mary	9/5/2014	9/8/2014	10649Z	166.63
Vick, Robert	9/5/2014	9/8/2014	1083J7	206.25
Wayne,Donna	9/5/2014	9/8/2014	1065AZ	106.36
Hester, Donna	9/5/2014	9/11/2014	1085GP	201.27
Fleming, Rick &	9/5/2014	9/13/2014	1081AZ	386.31
Rusznica, Andrz	9/5/2014	9/13/2014	1076ZS	155.76
Bethune, Clinto	9/6/2014	9/7/2014	1082ZR	105.47
Hillsman, Berth	9/6/2014	9/7/2014	1073CM	105.47
Mccombs, Matthe	9/6/2014	9/7/2014	1086IU	189.42
Sands, Pamela	9/6/2014	9/7/2014	1067IP	106.36
Combs, Tamara	9/6/2014	9/8/2014	10812N	105.47
Angers, Donna	9/6/2014	9/8/2014	1081LB	105.47
Brown, Debra	9/6/2014	9/8/2014	1076N2	105.47
Denson, Shadell	9/6/2014	9/8/2014	10665D	106.36
Gordon, Mackie	9/6/2014	9/8/2014	10696X	106.36

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Hanes, Reeceann	9/6/2014	9/8/2014	10820G	93.62
Johnston, Janie	9/6/2014	9/8/2014	10820D	93.62
Jones, Jennifer	9/6/2014	9/8/2014	1062KN	106.36
Lumpkin, Annie	9/6/2014	9/8/2014	1083W9	105.47
Macon, Benjamin	9/6/2014	9/8/2014	1061CY	106.36
Memmineer, Lula	9/6/2014	9/8/2014	1066IR	106.36
Paine, Kim	9/6/2014	9/8/2014	10793E	210.93
Paine, Kim	9/6/2014	9/8/2014	10793F	105.46
Paulk, Yonnie	9/6/2014	9/8/2014	1078AB	105.47
Scott, Fran	9/6/2014	9/8/2014	1086BB	105.47
Spaeth, Betsy	9/6/2014	9/8/2014	1081ST	93.62
Goodson, Stacie	9/6/2014	9/9/2014	10823R	105.47
Belt, Wanda	9/6/2014	9/10/2014	1081YN	105.47
Griswold, Matth	9/6/2014	9/10/2014	1084F5	153.87
Stimmel, David	9/6/2014	9/11/2014	1080XQ	174.72
Hayney, Lisa &	9/6/2014	9/12/2014	1081AO	175.38
Miles, Steve &	9/6/2014	9/12/2014	1081AT	175.38
Wetmore, Mike &	9/6/2014	9/12/2014	1081AS	175.38
Whiten, Jerry &	9/6/2014	9/12/2014	1081AR	175.38
Lewis, Corey	9/6/2014	9/12/2014	1081S5	991.45
Ruger, Suzanne	9/6/2014	9/12/2014	107595	183.87
Griffithf, Kenn	9/6/2014	9/13/2014	1071US	151.08
Marker, Brian	9/6/2014	9/13/2014	10858L	176.26
Napier, Jessica	9/6/2014	9/13/2014	1074Z7	183.87
Stoops, Emily	9/6/2014	9/13/2014	1055CC	177.74
Stoops, Terry	9/6/2014	9/13/2014	1055JK	182.82
Mullis, Daniel	9/6/2014	9/14/2014	1068WZ	132.03
Tichenor, Wendy	9/6/2014	9/14/2014	10694Y	162.51
Hale, William	9/6/2014	9/15/2014	1079T8	201.27
Hood, Beverly	9/7/2014	9/8/2014	1084ET	105.47
Randall, Jimmy	9/7/2014	9/8/2014	1085QP	105.47
Stevens, Theres	9/7/2014	9/8/2014	10867N	105.47
Baldasaro, Jord	9/7/2014	9/11/2014	1080MT	100.65
Bowers, Timothy	9/7/2014	9/11/2014	1080FY	165.72
Dillion, Marily	9/7/2014	9/11/2014	10629O	196.98
Morton, Jennife	9/7/2014	9/11/2014	1071UU	94.62
Hornick, Doug &	9/7/2014	9/12/2014	1078WI	69.92
Johnson, Cathry	9/7/2014	9/12/2014	1078XS	69.92
Legg, Earl	9/7/2014	9/12/2014	1059R5	145.12
Pullen, Jackie	9/7/2014	9/12/2014	1059R7	150.49
Boone, Randall	9/7/2014	9/13/2014	108512	171.64
Padgett, Delori	9/7/2014	9/14/2014	10676Y	233.48
Cook, Judy	9/8/2014	9/11/2014	1082UI	343.28
Cook, Judy	9/8/2014	9/11/2014	1082UR	171.64
Gibson, Sylvia	9/8/2014	9/11/2014	1082W7	177.57
Jones, Jane	9/8/2014	9/11/2014	1069I0	128.98
Arcady, Cynthia	9/8/2014	9/12/2014	1073U8	422
Brantley, Murie	9/8/2014	9/12/2014	1073JA	422
Elrod, Shirley	9/8/2014	9/12/2014	1075LW	100
Gless, Edward	9/8/2014	9/12/2014	1060TF	114.5
McGill, Cola	9/8/2014	9/12/2014	1078SR	100
Garnett, Tammy	9/8/2014	9/13/2014	1081SB	171.64
Whitley, Justin	9/8/2014	9/13/2014	105787	119.31
Kociban, Debora	9/8/2014	9/14/2014	1061Z5	700
Walsh, Gerard	9/8/2014	9/17/2014	1063T0	137.21
Linkow, Charles	9/9/2014	9/11/2014	1068MH	226.86
Weaver, Christi	9/9/2014	9/12/2014	1085TB	81.77
Greene, Myra	9/9/2014	9/13/2014	10859O	81.77
Ray, Amanda	9/10/2014	9/11/2014	10817V	138.58
Boice, Jason	9/10/2014	9/12/2014	1084U2	163.54
Cashwell, Ethan	9/10/2014	9/12/2014	1084U9	163.54
Little, Laura	9/10/2014	9/12/2014	1085J4	163.54
Myers, Mary	9/10/2014	9/12/2014	1085QI	81.77
Nelms, Chad	9/10/2014	9/12/2014	1085R0	81.77
Smith, Anne	9/10/2014	9/12/2014	1084U1	163.54
Wicker, Jeffrey	9/10/2014	9/12/2014	1084U0	490.62
Pruitt, Leah	9/10/2014	9/13/2014	1085SA	81.77
Brookman, Heath	9/10/2014	9/14/2014	1049L4	161.13
Nestlen, Charli	9/10/2014	9/14/2014	10849R	81.77
Orzechowski, Ni	9/10/2014	9/14/2014	10686V	124.28
Simon, Lindsey	9/10/2014	9/14/2014	1051PL	124.28
Colantoni, Deni	9/10/2014	9/15/2014	1062F7	145
Funk, Tom	9/10/2014	9/15/2014	10676L	118.31
Patrick, Karen	9/10/2014	9/17/2014	1077HU	142.02
Martinich, Nanc	9/11/2014	9/12/2014	10848W	81.77
Lawson, Pamela	9/11/2014	9/12/2014	1084XY	81.77
Doggett, Reverl	9/11/2014	9/13/2014	1076I7	117.32
Hartman, Karen	9/11/2014	9/13/2014	10661D	124.41
Anderson, Ida	9/11/2014	9/14/2014	1078JD	93.62
Anderson, Tori	9/11/2014	9/14/2014	1061E7	82.46
Brookman, Patri	9/11/2014	9/14/2014	1051SJ	124.28
Burnett, Pamela	9/11/2014	9/14/2014	107662	127.91
Choice, Calvin	9/11/2014	9/14/2014	1078E2	117.32
Choice, Clarenc	9/11/2014	9/14/2014	1066UD	118.31

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Choice, Clarenc	9/11/2014	9/14/2014	1066UF	94.41
Choice, Ernest	9/11/2014	9/14/2014	1076NG	93.61
Choice, Ernest	9/11/2014	9/14/2014	1076NH	93.61
Choice, Ernest	9/11/2014	9/14/2014	1076NI	93.61
Dunn, Charlene	9/11/2014	9/14/2014	10782E	93.62
Faris, Donna	9/11/2014	9/14/2014	1078UW	559.73
Frisby, Harry	9/11/2014	9/14/2014	10773V	93.62
Fullard, Jereme	9/11/2014	9/14/2014	1062YL	82.46
George, Robert	9/11/2014	9/14/2014	1054CU	110.34
Ingle, Mary	9/11/2014	9/14/2014	1079WO	195.34
Owens, Cathlene	9/11/2014	9/14/2014	1051SI	124.28
Pavlik, Melinda	9/11/2014	9/14/2014	10525N	124.28
Peterson, Chris	9/11/2014	9/14/2014	1051TY	124.28
Porter, Brandy	9/11/2014	9/14/2014	1066XY	118.31
Porter, Lynn	9/11/2014	9/14/2014	1066OR	188.82
Porter, Lynn	9/11/2014	9/14/2014	1066OT	94.41
Saunders, Cathe	9/11/2014	9/14/2014	1083CI	81.77
Saunders, Shani	9/11/2014	9/14/2014	1059K5	82.46
Taddeucci, Loui	9/11/2014	9/14/2014	10554U	167.11
Tarrence, Lewis	9/11/2014	9/14/2014	10776Q	93.62
Teague, Betty	9/11/2014	9/14/2014	1062RY	94.41
Unsworth, Alan	9/11/2014	9/14/2014	1081YH	117.32
Corbett, Susan	9/11/2014	9/15/2014	1051W6	124.28
Makinster, Robi	9/11/2014	9/15/2014	1080ZL	123.24
Robinson, Nancy	9/11/2014	9/15/2014	1051VW	124.28
Wolf, Cathy	9/11/2014	9/15/2014	1051VM	124.28
Worley, Joanna	9/11/2014	9/15/2014	1055H5	185.03
Fulton, Angela	9/12/2014	9/13/2014	1086OH	109.15
Mcgill, Lilly	9/12/2014	9/13/2014	1086PV	109.15
Baskett, Gloria	9/12/2014	9/14/2014	1085YK	282.04
Baskett, Gloria	9/12/2014	9/14/2014	1085YL	141.02
Bastedo, Elizeb	9/12/2014	9/14/2014	108474	117.32
Bastedo, Elizeb	9/12/2014	9/14/2014	108476	117.32
Binau, Jenny	9/12/2014	9/14/2014	1084S6	117.32
Brisbon, George	9/12/2014	9/14/2014	1082OI	100.73
Carlson, Caroli	9/12/2014	9/14/2014	10769E	123.24
Chiodo, Peter	9/12/2014	9/14/2014	10808F	469.26
Chiodo, Peter	9/12/2014	9/14/2014	10808H	234.62
Chiodo, Peter	9/12/2014	9/14/2014	1080YX	117.32
Clark, Darlene	9/12/2014	9/14/2014	10850X	210.15
Clark, Michelle	9/12/2014	9/14/2014	10852V	234.64
Daughtry, Krist	9/12/2014	9/14/2014	1083UU	117.32
Daughtry, Vivia	9/12/2014	9/14/2014	1083U8	117.32
Daughtry, Willa	9/12/2014	9/14/2014	1084EI	141.02
Ellerbe, Velva	9/12/2014	9/14/2014	1082BI	100
Elliott, Mirand	9/12/2014	9/14/2014	10833W	100.73
Flowe, Craig	9/12/2014	9/14/2014	107830	186.34
Fox, Ginger	9/12/2014	9/14/2014	1076DB	938.56
Fox, Ginger	9/12/2014	9/14/2014	1076DC	234.64
Fox, Ginger	9/12/2014	9/14/2014	1076DD	234.64
Fox, Ginger	9/12/2014	9/14/2014	1076DE	234.64
Frank-Pourvady,	9/12/2014	9/14/2014	1083E8	234.63
Frank-Pourvady,	9/12/2014	9/14/2014	1083EA	117.31
Freeman, Myra	9/12/2014	9/14/2014	1082AX	234.64
Freeman, Myra	9/12/2014	9/14/2014	1082AY	117.32
Friday, Christi	9/12/2014	9/14/2014	1082PX	100.73
Funk, Thomas	9/12/2014	9/14/2014	1056WJ	118.31
Gamble, Rebecca	9/12/2014	9/14/2014	10856E	100.73
Gordon, Patty	9/12/2014	9/14/2014	1082BE	100
Hall, Joy	9/12/2014	9/14/2014	10827X	117.32
Hall, Joy	9/12/2014	9/14/2014	10827Y	117.32
Hancock, Sara	9/12/2014	9/14/2014	1081X1	257.84
Haugh, Howard	9/12/2014	9/14/2014	1037M2	118.31
Henderson, Terr	9/12/2014	9/14/2014	10841F	117.32
Hill, Frances	9/12/2014	9/14/2014	1082KS	100.73
Holladay, Joyce	9/12/2014	9/14/2014	1081L2	359.97
Ingram, Donna	9/12/2014	9/14/2014	1082ZG	289.07
Ingram, Mario	9/12/2014	9/14/2014	1083ZP	117.32
Irelan, Robert	9/12/2014	9/14/2014	10817Y	234.63
Jackson, Ruth	9/12/2014	9/14/2014	1081HI	90
Johnson, Aundra	9/12/2014	9/14/2014	1085NK	117.32
Johnson, Emily	9/12/2014	9/14/2014	1083OQ	117.32
Julious Eva	9/12/2014	9/14/2014	1082N9	284
Kassler-Gaines,	9/12/2014	9/14/2014	10825S	234.64
Kassler-Gaines,	9/12/2014	9/14/2014	10825T	234.64
Kassler-Gaines,	9/12/2014	9/14/2014	10825U	234.64
Langston, Carol	9/12/2014	9/14/2014	1081LX	129.17
Langston, Clare	9/12/2014	9/14/2014	1083GM	117.32
Langston, Earli	9/12/2014	9/14/2014	10777C	141.02
Langston, Elier	9/12/2014	9/14/2014	1081DB	117.32
Langston, Maejo	9/12/2014	9/14/2014	1081CB	117.32
LeCount, Tyrone	9/12/2014	9/14/2014	1085Z9	141.02
Lecount, Queen	9/12/2014	9/14/2014	1085PT	141.02
Lewis, Gayle	9/12/2014	9/14/2014	1083I3	117.32

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Long, Travis	9/12/2014	9/14/2014	10830R	117.32
Maple, Ruth	9/12/2014	9/14/2014	1082KE	201.45
Maple, Ruth	9/12/2014	9/14/2014	1082KF	100.73
Martin, Emma	9/12/2014	9/14/2014	1082KN	100.73
Martinez, Amand	9/12/2014	9/14/2014	108405	117.32
McGriff, Kadeem	9/12/2014	9/14/2014	108408	117.32
Mcclain, Jennif	9/12/2014	9/14/2014	1086Q1	117.32
Mcfadden, Sylvi	9/12/2014	9/14/2014	10832C	100.73
Mclean, Tonya	9/12/2014	9/14/2014	1083B5	117.32
Montague, Kesha	9/12/2014	9/14/2014	1082LF	117.32
Montague, Robin	9/12/2014	9/14/2014	1082L5	117.32
Morales, Miriam	9/12/2014	9/14/2014	10811K	242.74
Morrison, Krist	9/12/2014	9/14/2014	1072YE	117.32
Muise, Pam	9/12/2014	9/14/2014	1082BF	300
Neal, Michael	9/12/2014	9/14/2014	1085MT	469.26
Neal, Michael	9/12/2014	9/14/2014	1085MU	117.31
Neal, Michael	9/12/2014	9/14/2014	1085MV	117.31
Neal, Michael	9/12/2014	9/14/2014	1085MW	117.31
Nesmith, Joseph	9/12/2014	9/14/2014	1080RS	163.15
Parker, Mitchel	9/12/2014	9/14/2014	1083U7	234.63
Pendergrast, Ma	9/12/2014	9/14/2014	108402	117.32
Perryman, Donal	9/12/2014	9/14/2014	1084YM	117.32
Pressley, Edwar	9/12/2014	9/14/2014	1082NS	100.73
Provenzano, Fra	9/12/2014	9/14/2014	1077NK	117.32
Provenzano, Fra	9/12/2014	9/14/2014	1077NL	117.32
Provenzano, Fra	9/12/2014	9/14/2014	1077NM	117.32
Prozenzano, Fra	9/12/2014	9/14/2014	1077NJ	117.32
Queen, Anita	9/12/2014	9/14/2014	1081XK	117.32
Queen, Anita	9/12/2014	9/14/2014	1081XN	117.32
Rogers, Leila	9/12/2014	9/14/2014	1075T0	586.6
Rogers, Leila	9/12/2014	9/14/2014	1075T2	117.32
Rogers, Leila	9/12/2014	9/14/2014	1075T3	117.32
Rogers, Leila	9/12/2014	9/14/2014	1075T5	117.32
Ross, Juanita	9/12/2014	9/14/2014	1083U2	117.32
Samuel, Wendy	9/12/2014	9/14/2014	1081X9	234.64
Samuel, Wendy	9/12/2014	9/14/2014	1081XA	234.64
Samuel, Wendy	9/12/2014	9/14/2014	1081XB	703.92
Sanders, Gwendo	9/12/2014	9/14/2014	1082JX	117.32
Schulte, John	9/12/2014	9/14/2014	1079Q2	117.32
Schulte, John	9/12/2014	9/14/2014	1079Q3	117.32
Schulte, John	9/12/2014	9/14/2014	1079Q4	117.32
Schulte, John	9/12/2014	9/14/2014	1079Q5	234.64
Session, Doris	9/12/2014	9/14/2014	1084AQ	75.97
Shute, Carol	9/12/2014	9/14/2014	1081PC	242.74
Silva, Linda	9/12/2014	9/14/2014	1063PQ	131.26
Slabe, Barry	9/12/2014	9/14/2014	1082RY	117.32
Solomon, Christ	9/12/2014	9/14/2014	1082QC	1656.34
Solomon, Christ	9/12/2014	9/14/2014	1082QD	236.62
Solomon, Christ	9/12/2014	9/14/2014	1082QE	236.62
Solomon, Christ	9/12/2014	9/14/2014	1082QF	236.62
Solomon, Christ	9/12/2014	9/14/2014	1082QG	236.62
Solomon, Christ	9/12/2014	9/14/2014	1082QH	236.62
Solomon, Christ	9/12/2014	9/14/2014	1082QI	236.62
Stephens, Tonya	9/12/2014	9/14/2014	1084R7	351.95
Stephens, Tonya	9/12/2014	9/14/2014	1084R8	117.32
Stephens, Tonya	9/12/2014	9/14/2014	1084R9	117.32
Such, John	9/12/2014	9/14/2014	1076KV	117.32
Taylor, Linda	9/12/2014	9/14/2014	1084QC	117.32
Thompson, James	9/12/2014	9/14/2014	1086BC	141.02
Tiller, Joanne	9/12/2014	9/14/2014	1082PZ	201.46
Tiller, Joanne	9/12/2014	9/14/2014	1082Q0	100.73
Tri-district, R	9/12/2014	9/14/2014	1082BG	100
Tyler, Jon	9/12/2014	9/14/2014	10479N	118.31
Wallace, Tracy	9/12/2014	9/14/2014	1082KK	181.24
Ward, Jamie	9/12/2014	9/14/2014	1076QS	118.31
Washington, Sha	9/12/2014	9/14/2014	1086G2	100.73
Wasmuth, Ron	9/12/2014	9/14/2014	1067YF	236.61
Wasmuth, Ron	9/12/2014	9/14/2014	1067YJ	118.3
White, Flora an	9/12/2014	9/14/2014	1082PQ	100.73
White, Mary F	9/12/2014	9/14/2014	1082RH	100.73
Williamson, Ken	9/12/2014	9/14/2014	1083C4	117.32
Winfrey, Virgin	9/12/2014	9/14/2014	1082M1	235.14
Winfrey, Virgin	9/12/2014	9/14/2014	1082M2	117.57
Wolf, Marie	9/12/2014	9/14/2014	10563N	124.28
York, Lisa	9/12/2014	9/14/2014	1086GT	224.97
Ingram, Terrell	9/12/2014	9/15/2014	108303	117.32
Williams, Thoma	9/12/2014	9/15/2014	1085C4	219.76
Rizzo, Jessica	9/12/2014	9/17/2014	1081FR	213.83
Amagliani, Ruth	9/13/2014	9/14/2014	108417	123.24
Fryar, Pamela	9/13/2014	9/14/2014	10839G	117.32
Martin, Samanth	9/13/2014	9/14/2014	1081MP	170.57
Swinton, Betty	9/13/2014	9/14/2014	10835Z	100.73
Keen, Alvin	9/13/2014	9/15/2014	1081EY	117.32
Saunders, Shani	9/13/2014	9/15/2014	10840M	117.32

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Hatchell, Linda	9/13/2014	9/16/2014	1079MW	219.76
Hatchell, Linda	9/13/2014	9/16/2014	1079OQ	168.58
Newsome, Michel	9/13/2014	9/18/2014	1081L0	300
Marsh, Debbie	9/13/2014	9/19/2014	1079UA	142.02
Fair, Sharon	9/13/2014	9/20/2014	10801Y	792.68
Harman, Margare	9/13/2014	9/22/2014	1077DC	159.79
Hughes, Rondia	9/14/2014	9/15/2014	10860B	153.87
Simpson, Susan	9/14/2014	9/17/2014	1071MI	118.32
Scott, Lynette	9/14/2014	9/18/2014	1078YX	143.92
Stacks, Dean	9/14/2014	9/18/2014	1082N8	162.35
Zelenak, Joseph	9/14/2014	9/18/2014	1072NC	100.54
Causby, Sherri	9/14/2014	9/19/2014	1081AB	140.25
Dorn, Carla	9/14/2014	9/19/2014	10516X	875.85
Erwin, Larry	9/14/2014	9/19/2014	107913	195.34
Shelton, Caroly	9/14/2014	9/19/2014	1079Q1	83
Soucy, Claire	9/14/2014	9/19/2014	10534V	1182.65
Boyd, Paul	9/14/2014	9/20/2014	10793J	127.91
Day, Norma	9/14/2014	9/20/2014	1077FF	165.25
Pishchykava, Na	9/14/2014	9/20/2014	1085AN	118.32
Bartone, Anthon	9/14/2014	9/21/2014	1076NX	243.36
Bartone, Anthon	9/14/2014	9/21/2014	1076NZ	121.68
Bartone, Anthon	9/14/2014	9/21/2014	1076P1	243.36
Bartone, Anthon	9/14/2014	9/21/2014	1076PB	121.68
Bell, Trina	9/14/2014	9/21/2014	10782C	121.68
Coleman, James	9/14/2014	9/21/2014	1078EU	117.32
Fields, Ray	9/14/2014	9/21/2014	1079EJ	121.68
Gregg, Roy Paul	9/14/2014	9/21/2014	10777P	151.68
Kincer, Carla	9/14/2014	9/21/2014	10780I	121.68
Maness, William	9/14/2014	9/21/2014	1068BX	118.31
Warner, Stacey	9/15/2014	9/17/2014	10851U	153.87
Richards, Jessi	9/15/2014	9/18/2014	1073IW	94.62
Stephens, Ruth	9/15/2014	9/18/2014	1080BQ	92.1
Satterwhite, Pe	9/15/2014	9/20/2014	1083VE	149.24
Becknell, Joann	9/15/2014	10/7/2014	1047Z1	182.82
Sawyer, Amanda	9/16/2014	9/17/2014	1082LK	138.58
Kubacki, Kevin	9/16/2014	9/20/2014	1081I6	126.88
Bixson, Steve	9/16/2014	9/21/2014	1056N2	124.28
Brunson, Marvin	9/16/2014	9/21/2014	1085XB	123.24
Compton, Allen	9/16/2014	9/21/2014	10763B	121.68
Donta, Donald	9/16/2014	9/21/2014	1076DN	123.24
Nicholson, Will	9/16/2014	9/21/2014	1081AL	123.24
Ramsey, Doug	9/16/2014	9/21/2014	107821	141.02
Stalker, Charle	9/16/2014	9/21/2014	1067WI	118.31
Wisdo, Mark	9/16/2014	9/22/2014	1078PU	117.32
Adams, William	9/17/2014	9/20/2014	1086M0	123.24
Kennerley, Geor	9/17/2014	9/20/2014	1079OD	117.32
Parker, Albert	9/17/2014	9/21/2014	107402	121.68
Parker, Albert	9/17/2014	9/21/2014	107403	121.68
Allen, Jim	9/17/2014	9/21/2014	1085QY	123.24
Bailey, Ray	9/17/2014	9/21/2014	1056N0	124.28
Bartone, Anthon	9/17/2014	9/21/2014	1076P2	121.68
Bervette, Howar	9/17/2014	9/21/2014	1080N7	117.32
Blosser, Paul	9/17/2014	9/21/2014	1083BI	117.32
Box, Medd	9/17/2014	9/21/2014	10728J	104
Bozeck, Pamela	9/17/2014	9/21/2014	1077JX	492.96
Bozeck, Pamela	9/17/2014	9/21/2014	1077JZ	123.24
Bozeck, Pamela	9/17/2014	9/21/2014	1077K0	123.24
Bozeck, Pamela	9/17/2014	9/21/2014	1077K1	123.24
Bradley, Anne	9/17/2014	9/21/2014	1080A0	117.32
Cook, H Mike	9/17/2014	9/21/2014	1081D0	117.32
Cox, Terry	9/17/2014	9/21/2014	10783I	176.57
Edwards, Scott	9/17/2014	9/21/2014	10660L	118.31
Elder, John	9/17/2014	9/21/2014	1081DT	141.02
Featherstone, A	9/17/2014	9/21/2014	1080LU	117.32
Feimster, Charl	9/17/2014	9/21/2014	1083BH	117.32
Hudgins, Steve	9/17/2014	9/21/2014	1085XI	123.24
Hunsucker, Judy	9/17/2014	9/21/2014	1078R3	117.32
Keziah, Wayne	9/17/2014	9/21/2014	1079QD	117.32
Lambert, James	9/17/2014	9/21/2014	10636D	223.45
Marshall, Rob	9/17/2014	9/21/2014	10785I	123.24
Maynard, Lonnie	9/17/2014	9/21/2014	1078HH	117.32
Mcclure, Caroly	9/17/2014	9/21/2014	1085ZO	88.69
Murray, Mark	9/17/2014	9/21/2014	10728I	104
Nichols, Dougla	9/17/2014	9/21/2014	1083BJ	117.32
Phillips, Jerry	9/17/2014	9/21/2014	1086B5	123.24
Rawdon, Warren	9/17/2014	9/21/2014	1079QE	117.32
Rosenberger, Ro	9/17/2014	9/21/2014	1085U6	117.32
Russell, Charle	9/17/2014	9/21/2014	1074U2	117.32
Sawyer, Mark	9/17/2014	9/21/2014	10845X	121.68
Saye, Robert	9/17/2014	9/21/2014	1078VD	176.57
Schuetz, Peter	9/17/2014	9/21/2014	1080E6	117.32
Short, Michael	9/17/2014	9/21/2014	1076SI	121.68
Webley, Albie (	9/17/2014	9/21/2014	1076DG	134.75
Wood, Frederick	9/17/2014	9/21/2014	1079M2	123.24

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Wood, Frederick	9/17/2014	9/21/2014	1079M3	492.96
Wood, Frederick	9/17/2014	9/21/2014	1079M4	123.24
Wood, Frederick	9/17/2014	9/21/2014	1079M5	123.24
khadieve motor	9/17/2014	9/21/2014	1086MU	492.96
williams philli	9/17/2014	9/21/2014	1086MW	123.89
Chessher, Victo	9/17/2014	9/22/2014	1083EZ	165.25
Madsen, Alan	9/17/2014	9/22/2014	1081I1	123.16
Weaver, Jon	9/17/2014	9/24/2014	10776V	1286.35
Crum, Chuck	9/18/2014	9/20/2014	1079GM	117.32
Parke, Bill	9/18/2014	9/20/2014	1079GH	117.32
Rigsbee, James	9/18/2014	9/20/2014	1078TD	117.32
Abernathy, Heat	9/18/2014	9/21/2014	1081ZJ	117.32
Allen, Elaine	9/18/2014	9/21/2014	1081IA	117.32
Bailey, Brian	9/18/2014	9/21/2014	107873	117.32
Bean, Danny	9/18/2014	9/21/2014	1078C0	117.32
Beaty, Richard	9/18/2014	9/21/2014	1081YG	117.32
Bowden, Wilbur	9/18/2014	9/21/2014	1082DG	123.24
Burroughs, Robe	9/18/2014	9/21/2014	1084U8	117.32
Buxton, Laura	9/18/2014	9/21/2014	1073OK	94.62
Byler, David	9/18/2014	9/21/2014	1084V5	123.24
Cable, John	9/18/2014	9/21/2014	1081Q2	117.32
Carpenter, Lee	9/18/2014	9/21/2014	1082CG	117.32
Church, Jim	9/18/2014	9/21/2014	1080F3	117.32
Clegg, Al	9/18/2014	9/21/2014	10774Y	117.32
Davis, Erin	9/18/2014	9/21/2014	1080J1	117.32
Davis, Harrold	9/18/2014	9/21/2014	1076IP	123.24
Deangelo, Chris	9/18/2014	9/21/2014	1075Y4	117.32
Deatherage, Phi	9/18/2014	9/21/2014	1078GA	117.32
Dixon, Laura	9/18/2014	9/21/2014	10808L	104
Eudy, Kenneth	9/18/2014	9/21/2014	107803	117.32
Featherstone, S	9/18/2014	9/21/2014	10806Y	117.32
Garland, Dougla	9/18/2014	9/21/2014	1078TB	117.32
Godwin, Don	9/18/2014	9/21/2014	1082PY	123.24
Hall, Ann	9/18/2014	9/21/2014	1071M3	141.02
Hatley, Ted	9/18/2014	9/21/2014	1079CW	117.32
Helms, Stephen	9/18/2014	9/21/2014	1080VG	117.32
Huss, Reid	9/18/2014	9/21/2014	1082CH	117.32
Jones, Charles	9/18/2014	9/21/2014	1078H9	117.32
Jones, Susan	9/18/2014	9/21/2014	1079A3	117.32
Kardum, Andrew	9/18/2014	9/21/2014	1083JX	117.32
Keyes, Howard	9/18/2014	9/21/2014	108626	117.32
Kirk, Buck	9/18/2014	9/21/2014	1079GZ	117.32
Kluttz, Ken	9/18/2014	9/21/2014	1081SV	117.32
Leatherman, Bob	9/18/2014	9/21/2014	1076UI	278.29
Leatherman, Kry	9/18/2014	9/21/2014	108477	117.32
Loeser, William	9/18/2014	9/21/2014	1079GL	117.32
Marcum, Neil	9/18/2014	9/21/2014	1081V5	117.32
Mcgugan, Charli	9/18/2014	9/21/2014	1081XV	117.32
Miller, Troy	9/18/2014	9/21/2014	1080VP	117.32
Morrow, George	9/18/2014	9/21/2014	1074IM	117.32
Morton, Dale	9/18/2014	9/21/2014	1058CR	161.13
Oates, David	9/18/2014	9/21/2014	1080WL	117.32
Oliver, Donna	9/18/2014	9/21/2014	10824D	117.32
Peeler, Robert	9/18/2014	9/21/2014	1081PL	117.32
Pigg, Glenna	9/18/2014	9/21/2014	1086LJ	117.32
Redies, Frank	9/18/2014	9/21/2014	1081UW	117.32
Reed, Gloria	9/18/2014	9/21/2014	10781Y	194.34
Ritchie, Virdie	9/18/2014	9/21/2014	1083WF	117.32
SELLERS, WILLIA	9/18/2014	9/21/2014	10861N	117.32
Sanders, Mary	9/18/2014	9/21/2014	1082G3	117.32
Scherr, Daniel	9/18/2014	9/21/2014	10859Y	117.32
Shoe, Dertie	9/18/2014	9/21/2014	1086CS	117.32
Sigmon, Glenn	9/18/2014	9/21/2014	107804	121.68
Smith, Douglas	9/18/2014	9/21/2014	10846S	117.32
Smith, Stephen	9/18/2014	9/21/2014	1079WN	123.24
Sprinkle, Paul	9/18/2014	9/21/2014	1078HK	117.32
Stalker, Charle	9/18/2014	9/21/2014	1083WJ	117.32
Strider, Aaron	9/18/2014	9/21/2014	1084LU	117.32
Thompson, Phil	9/18/2014	9/21/2014	1077JY	123.24
Tilly, Jonathan	9/18/2014	9/21/2014	1082R5	114
Tinch, Duane	9/18/2014	9/21/2014	10763N	121.68
Tsoulos, Michae	9/18/2014	9/21/2014	1081LP	117.32
Valentine, Judy	9/18/2014	9/21/2014	1078L7	117.32
Blanton, Jonie	9/18/2014	9/22/2014	1083ZJ	117.32
Farthing, Shirl	9/18/2014	9/22/2014	105759	160
Ward, Cynthia	9/18/2014	9/22/2014	1085C0	366.99
Ward, Cynthia	9/18/2014	9/22/2014	1085C1	177.57
Niepokny, Katie	9/18/2014	9/23/2014	1077AO	234.64
Niepokny, Katie	9/18/2014	9/23/2014	1077AP	117.32
Carroll, Ricky	9/19/2014	9/20/2014	1085GA	117.32
Charles, James	9/19/2014	9/20/2014	1082CD	141.02
Tesh, Bill	9/19/2014	9/20/2014	1085YN	117.32
Wisdo, Amy	9/19/2014	9/20/2014	1063WH	118.31
Murphy, Richard	9/19/2014	9/21/2014	1080AH	117.32

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Abernathy, Don	9/19/2014	9/21/2014	1080VR	117.32
Anderson, Marvi	9/19/2014	9/21/2014	10846D	117.32
Atkins, Donna	9/19/2014	9/21/2014	1072UZ	117.32
Bailey, Ronnie	9/19/2014	9/21/2014	1085IA	234.63
Bailey, Ronnie	9/19/2014	9/21/2014	1085IB	117.32
Burke, Darlene	9/19/2014	9/21/2014	1073B0	117.32
Burke, Thomas	9/19/2014	9/21/2014	1072ZC	117.32
Chandler, Danny	9/19/2014	9/21/2014	1081TK	117.32
Cisine, Ted	9/19/2014	9/21/2014	1085R4	141.02
Colon, Laura	9/19/2014	9/21/2014	1058IL	236.62
Corbett, Wayne	9/19/2014	9/21/2014	1084SI	117.32
Cowdrey, Robert	9/19/2014	9/21/2014	1082F8	117.32
Cox, Terry	9/19/2014	9/21/2014	1079JK	117.32
Davis, Jack	9/19/2014	9/21/2014	10846J	117.32
Davis, Jim	9/19/2014	9/21/2014	1075T7	121.68
Deason, Michael	9/19/2014	9/21/2014	10846P	117.32
Elbanese, Peter	9/19/2014	9/21/2014	1076SK	117.32
Ellenburg, Rich	9/19/2014	9/21/2014	1078DV	117.32
Faulkenberry, G	9/19/2014	9/21/2014	1084KA	117.32
Glover, Patrick	9/19/2014	9/21/2014	1080VO	117.32
Gray, John	9/19/2014	9/21/2014	1074KA	121.68
Greene, Dianne	9/19/2014	9/21/2014	1077IR	117.32
Hale, Larry	9/19/2014	9/21/2014	10780Q	117.32
Helms, Brad	9/19/2014	9/21/2014	1081R3	117.32
Hendricks, Jack	9/19/2014	9/21/2014	1079SI	117.32
Henley, Frank	9/19/2014	9/21/2014	1082CI	117.32
Hilton, John	9/19/2014	9/21/2014	1084RK	117.32
Houser, James	9/19/2014	9/21/2014	1086DJ	117.32
Jennings, Court	9/19/2014	9/21/2014	1077AU	117.32
Johnson, Troy	9/19/2014	9/21/2014	1085DT	141.02
Joyce, Jesse	9/19/2014	9/21/2014	1081C5	117.32
Kendrick, Joe	9/19/2014	9/21/2014	1085OJ	117.32
Lyerly, Donald	9/19/2014	9/21/2014	1081HX	117.32
Mandeville, Joe	9/19/2014	9/21/2014	1086IX	117.32
Mcandrew, Miche	9/19/2014	9/21/2014	1084Y9	117.32
Moss, Bill	9/19/2014	9/21/2014	1085HV	234.64
Oehler, Martin	9/19/2014	9/21/2014	10786T	117.32
Osborne, James	9/19/2014	9/21/2014	1078SZ	117.32
Poulos, Mark	9/19/2014	9/21/2014	10808J	121.68
Reep, David	9/19/2014	9/21/2014	10782G	296.07
Rhoney, Donald	9/19/2014	9/21/2014	1078HT	117.32
Richardson, Dav	9/19/2014	9/21/2014	1076A9	141.02
Robbins, James	9/19/2014	9/21/2014	1078D5	117.32
Robertson, Edwa	9/19/2014	9/21/2014	1084YW	117.32
Rogers, Rolla	9/19/2014	9/21/2014	1085QH	121.68
Shaylor, Tom	9/19/2014	9/21/2014	10848D	117.32
Smith, Lyle	9/19/2014	9/21/2014	10781L	117.32
Souther, Eddie	9/19/2014	9/21/2014	10853K	117.32
Spurlin, Rudy	9/19/2014	9/21/2014	1079RW	234.64
Warren, Gwynne	9/19/2014	9/21/2014	1081QQ	117.32
White, Melissa	9/19/2014	9/21/2014	1080VV	117.32
Wilson, Stanley	9/19/2014	9/21/2014	10848L	117.32
Yates, Nelson	9/19/2014	9/21/2014	1078LZ	117.32
Yoder, Wayne	9/19/2014	9/21/2014	10780K	117.32
Matter, David	9/19/2014	9/22/2014	1048B6	118.31
Flora, Charles	9/19/2014	9/23/2014	10850W	117.32
Kessler, Donna	9/19/2014	9/23/2014	1057VX	118.31
Matter, Kelly	9/19/2014	9/23/2014	107377	469.28
Scott, Hugh	9/19/2014	9/23/2014	1081SY	181.24
Sudac, Karin	9/19/2014	9/23/2014	1083X8	242.74
Combs, Greg	9/19/2014	9/25/2014	10430M	85
Price, Judy	9/19/2014	9/26/2014	1074GX	196.41
Spurlin, Rudy	9/20/2014	9/21/2014	1079RZ	117.32
Wright, Linda	9/20/2014	9/23/2014	1082H1	207.91
Peck, Bill	9/20/2014	9/25/2014	1081NM	80
Wagner, James	9/20/2014	9/27/2014	1055NT	203.14
Epting, Sarah	9/21/2014	9/23/2014	1082JO	171.64
Gregory, Meliss	9/21/2014	9/23/2014	1080T5	153.87
Cummings, Alisa	9/21/2014	9/24/2014	10781I	80
Lawton, James	9/21/2014	9/25/2014	1078U1	80
Vernon, Kim	9/21/2014	9/25/2014	10765G	80
Krauss, Renee	9/21/2014	9/26/2014	1075B9	202.57
Wigginton, Eddi	9/21/2014	9/26/2014	1078CD	160.36
Stanton, Duane	9/21/2014	9/27/2014	10659O	150.49
Graf, Nan	9/21/2014	9/28/2014	10716F	80
Guinan, Ruth An	9/21/2014	9/28/2014	107751	70
Love, Anada & C	9/21/2014	9/28/2014	10766D	80
Mccarthy, Brian	9/21/2014	9/28/2014	1079FF	90
Rainey, Terry	9/21/2014	9/28/2014	1083BN	80
Wolf, Brad	9/21/2014	9/28/2014	1084SL	80
Worton, Carolyn	9/21/2014	9/28/2014	10846X	80
Worton, Carolyn	9/21/2014	9/28/2014	10846Y	80
Wright, Mary	9/21/2014	10/3/2014	1086IT	200
Collings, Merly	9/22/2014	9/24/2014	1067FI	80

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Leiger, Linda R	9/22/2014	9/25/2014	108230	146.94
Bailey, Amy	9/22/2014	9/28/2014	10736F	68.73
Bryant, Meredit	9/22/2014	9/28/2014	1057MK	280
Eisenman, Todd	9/22/2014	9/28/2014	10735D	80
Stallard, Willi	9/22/2014	9/28/2014	106966	476.38
Strayhand, Jame	9/22/2014	9/28/2014	10784S	68.73
Thomas, Anthony	9/22/2014	9/28/2014	1077VH	80
Young, Valerie	9/22/2014	9/28/2014	1078OX	137.46
Young, Valerie	9/22/2014	9/28/2014	1078OY	68.73
Collings, Merly	9/22/2014	9/29/2014	1067FG	240
Collings, Merly	9/22/2014	9/29/2014	1067FH	80
Hawk, Christoph	9/22/2014	10/2/2014	1081PD	68.73
Pavlinsky, Char	9/23/2014	9/25/2014	1075ZU	68.73
Bennett, Christ	9/23/2014	9/26/2014	105234	155.87
Coggins, Suzann	9/23/2014	9/26/2014	1080DW	189.23
Coggins, Suzann	9/23/2014	9/26/2014	1080DY	94.61
Price, Vickie	9/23/2014	9/26/2014	1084Z9	318.95
Mullinax, Donna	9/23/2014	9/27/2014	1074H0	236.82
Blevins, Valeri	9/23/2014	9/28/2014	10781T	80
Davis, Mary	9/23/2014	9/28/2014	1076LQ	68.73
Deese, Bobby	9/23/2014	9/28/2014	1084YE	80
Foland, Dora	9/23/2014	9/28/2014	1067XY	80
Fravel, Carlin	9/23/2014	9/28/2014	10691K	80
Hagler, Randy	9/23/2014	9/28/2014	10819X	80
Mccoy, Dr. Dort	9/23/2014	9/28/2014	108126	129.17
Sizemore, Tony	9/23/2014	9/28/2014	1056WP	300
Branson, Debora	9/23/2014	9/29/2014	1073XV	68.73
Greene, Tracey	9/24/2014	9/27/2014	10823J	80
Redfern, Anthon	9/24/2014	9/27/2014	1078KW	80
Addington, Dale	9/24/2014	9/28/2014	10781U	80
Boutwell, Patri	9/24/2014	9/28/2014	10752O	80
Cavasos, Abel	9/24/2014	9/28/2014	1081PT	218.73
Gibbs, Gerald	9/24/2014	9/28/2014	1076O1	80
Gray, Kip	9/24/2014	9/28/2014	1064UH	80
Harry, Oscar	9/24/2014	9/28/2014	10765P	80
Hunter, Sam	9/24/2014	9/28/2014	1064UJ	80
Love, Darrell	9/24/2014	9/28/2014	1084MJ	80
Mckinney, Evely	9/24/2014	9/28/2014	10826G	80
Meusel, Herman	9/24/2014	9/28/2014	10776B	413.49
Myers, Melody	9/24/2014	9/28/2014	10696C	419.27
Nalley, Joseph	9/24/2014	9/28/2014	1064UG	320
Niemiec, Marcia	9/24/2014	9/28/2014	1070U4	80
Olsen, Charlene	9/24/2014	9/28/2014	1072GF	80
Posey, Franklin	9/24/2014	9/28/2014	1068VU	80
Potts, Herbert	9/24/2014	9/28/2014	1064UI	80
Sherrill, Joan	9/24/2014	9/28/2014	1067CD	69.31
Upstill, Shari	9/24/2014	9/28/2014	10695Y	341.76
Wilkening, Bett	9/24/2014	9/28/2014	1082NX	80
Wingett, Wes	9/24/2014	9/28/2014	1081K9	117.32
Wood, William	9/24/2014	9/28/2014	1071WS	68.26
Arps, Jack	9/24/2014	9/29/2014	1084ZU	80
Combs, Leigh	9/24/2014	9/29/2014	1083BD	80
Goodrich, Sharo	9/24/2014	9/29/2014	107532	332.51
Marlin, John	9/24/2014	9/29/2014	1083HC	80
Price, Jennifer	9/24/2014	9/29/2014	1082BW	80
Sabo, Gail	9/24/2014	9/29/2014	1067XI	80
Humphries, Robi	9/24/2014	10/1/2014	10825Q	80
Mayo, Thomas	9/24/2014	10/1/2014	1068E6	80
Reighley, Dawn	9/24/2014	10/1/2014	1083WB	250
Adams, Myra	9/25/2014	9/28/2014	1079V8	80
Alder, Mark	9/25/2014	9/28/2014	107968	80
Amburn, Melinda	9/25/2014	9/28/2014	1073DQ	160
Amburn, Melinda	9/25/2014	9/28/2014	1073DR	80
Arnold, John	9/25/2014	9/28/2014	1086MX	117.32
Barth, Ray	9/25/2014	9/28/2014	108396	80
Bartholomew, Br	9/25/2014	9/28/2014	1065CS	282
Belles, Bradley	9/25/2014	9/28/2014	1076OQ	105.65
Belles, Bradley	9/25/2014	9/28/2014	1076OT	105.65
Bellinger, Jim	9/25/2014	9/28/2014	1066B5	80
Bertolino, Lore	9/25/2014	9/28/2014	1072GT	360.18
Best, Gwen	9/25/2014	9/28/2014	1076IZ	180.12
Best, Gwen	9/25/2014	9/28/2014	1076NP	90.06
Beverly, Willia	9/25/2014	9/28/2014	1066YP	150
Beyer, Claudia	9/25/2014	9/28/2014	106923	80
Blevins, Richar	9/25/2014	9/28/2014	10661E	80
Brady, Dan	9/25/2014	9/28/2014	108510	80
Brown, Michelle	9/25/2014	9/28/2014	1081QY	80
Buckley, Bonny	9/25/2014	9/28/2014	108591	117.32
Burgess, Scott	9/25/2014	9/28/2014	10817N	117.32
Cain, Matthew	9/25/2014	9/28/2014	1072RR	139.75
Caldwell, Jim	9/25/2014	9/28/2014	1083G9	117.32
Chilton, Kim	9/25/2014	9/28/2014	1073DP	80
Chorzelewski, B	9/25/2014	9/28/2014	10774I	289.64
Clark, Bob	9/25/2014	9/28/2014	1082ZK	98.69

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Clement, Jeanni	9/25/2014	9/28/2014	1086JH	422.93
Cloonan, Thomas	9/25/2014	9/28/2014	1066CT	423.57
Clyde, Brian	9/25/2014	9/28/2014	10783F	80
Collins, Lilian	9/25/2014	9/28/2014	1081O7	80
Colvin, David	9/25/2014	9/28/2014	1085XM	68.73
Connelly, Marth	9/25/2014	9/28/2014	1085QT	80
Copeland, Sandr	9/25/2014	9/28/2014	1074IR	80
Corsillo, Bo	9/25/2014	9/28/2014	1080NZ	105.65
Cronquist, Jana	9/25/2014	9/28/2014	1083YV	80
Current, Michae	9/25/2014	9/28/2014	1085BV	80
Davis, Dennis &	9/25/2014	9/28/2014	1080IO	80
Davis, Shannon	9/25/2014	9/28/2014	1083B7	80
Deal, Robert	9/25/2014	9/28/2014	1076ND	80
Dean, Jerry & J	9/25/2014	9/28/2014	1042SI	272.45
Deluzin, James	9/25/2014	9/28/2014	10687O	80
Dillard, John	9/25/2014	9/28/2014	1077ID	80
Dougherty, Jame	9/25/2014	9/28/2014	1082IU	80
Durham, Jack	9/25/2014	9/28/2014	10775C	68.73
Easley, Sara	9/25/2014	9/28/2014	1084K2	80
Ebert, Cecile	9/25/2014	9/28/2014	1083BB	240
Eppard, Ron	9/25/2014	9/28/2014	1066D9	140.97
Farmer, Oscar	9/25/2014	9/28/2014	106835	80
Ferguson, Cynth	9/25/2014	9/28/2014	1079WH	80
Franklin, Regin	9/25/2014	9/28/2014	1079RF	80
Frisch, Patrici	9/25/2014	9/28/2014	1082F6	117.32
Frost, Maryann	9/25/2014	9/28/2014	1080FU	117.32
Fuller, Vicki	9/25/2014	9/28/2014	1078LV	419.27
Garrison, Sharo	9/25/2014	9/28/2014	10711U	80
Glass, John	9/25/2014	9/28/2014	1083WN	344.76
Glisson, Christ	9/25/2014	9/28/2014	108459	419.27
Glisson, Christ	9/25/2014	9/28/2014	10845B	80
Goodall, Babs	9/25/2014	9/28/2014	1086B4	80
Goode, Kaiya	9/25/2014	9/28/2014	1081LW	80
Goren, Gregory	9/25/2014	9/28/2014	10728X	80
Guarneri, Marga	9/25/2014	9/28/2014	1085U5	105.65
Harris, Brenda	9/25/2014	9/28/2014	1073EU	105.65
Hester, Percell	9/25/2014	9/28/2014	10520O	80
Hicken, Fred	9/25/2014	9/28/2014	1066MU	106.57
Hilton, Linda	9/25/2014	9/28/2014	1074L8	68.73
Hodge Ii, Joe J	9/25/2014	9/28/2014	1083X1	80
Hoffmann, Maure	9/25/2014	9/28/2014	107823	80
Holder, Jim	9/25/2014	9/28/2014	10867F	117.32
Hooper, Lisa	9/25/2014	9/28/2014	1066I8	80
Hudson, Jean	9/25/2014	9/28/2014	1065DB	509.27
Hughes, Charles	9/25/2014	9/28/2014	1079JU	68.73
Irmiter, Kevin	9/25/2014	9/28/2014	1084MD	129.17
Johnson, Gary	9/25/2014	9/28/2014	10752R	80
Johnston, Richa	9/25/2014	9/28/2014	10724S	80
Jones, George	9/25/2014	9/28/2014	10795V	200
Jones, Victor	9/25/2014	9/28/2014	10673H	80
Joyce, Jerry	9/25/2014	9/28/2014	1078Z6	80
Kearney, Terri	9/25/2014	9/28/2014	1076U7	80
Lawson, Jerry	9/25/2014	9/28/2014	108593	80
Logan, Ruth	9/25/2014	9/28/2014	1085CE	80
Long, Jerry	9/25/2014	9/28/2014	10843E	80
Lyons, Robbyn	9/25/2014	9/28/2014	1070V9	80
Mairs, Cynthia	9/25/2014	9/28/2014	1081Z3	80
Marion, Jerry	9/25/2014	9/28/2014	10855V	419.27
Matheny, David	9/25/2014	9/28/2014	10858Q	80
Matthews, Doris	9/25/2014	9/28/2014	1076RN	80
Mcbride, Walter	9/25/2014	9/28/2014	1085RL	80
Mccawley, Cynth	9/25/2014	9/28/2014	1085YA	234.64
Mccollum, Micha	9/25/2014	9/28/2014	10696K	422.93
Mcewen, Morris	9/25/2014	9/28/2014	1085QR	347.75
Mckenzie, Georg	9/25/2014	9/28/2014	1078T2	80
Michael, Jeri	9/25/2014	9/28/2014	1080BI	105.68
Miller, Anthony	9/25/2014	9/28/2014	1086DG	117.32
Miller, Rachel	9/25/2014	9/28/2014	10834W	80
Moore, David	9/25/2014	9/28/2014	10762Q	419.27
Moore, Jane	9/25/2014	9/28/2014	1086BR	80
Morris, William	9/25/2014	9/28/2014	1085MQ	117.32
Morrow, Angela	9/25/2014	9/28/2014	1076UB	80
Mudgett, Sandra	9/25/2014	9/28/2014	1086LR	80
Nalley, Joseph	9/25/2014	9/28/2014	1080RP	80
Nicolucci, Soni	9/25/2014	9/28/2014	10852Y	117.32
Parrish, Dougla	9/25/2014	9/28/2014	1078BD	80
Patterson, Doug	9/25/2014	9/28/2014	106838	80
Phifer, Bonnie	9/25/2014	9/28/2014	1085CD	80
Pollard, Joshua	9/25/2014	9/28/2014	10856P	105.65
Price, Tony	9/25/2014	9/28/2014	1071L2	80
Pruitt, Denise	9/25/2014	9/28/2014	1081NQ	117.32
Raines, Lawrenc	9/25/2014	9/28/2014	1086FW	270.19
Reategui, Donna	9/25/2014	9/28/2014	1079S9	80
Reese, Robert	9/25/2014	9/28/2014	1083GT	105.65

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Rhodes, Ronnie	9/25/2014	9/28/2014	1081Z5	105.65
Rich, Michael	9/25/2014	9/28/2014	1077UW	80
Robbins, Patric	9/25/2014	9/28/2014	1082DT	117.32
Royster, Chuck	9/25/2014	9/28/2014	10741P	80
Royster, Hazel	9/25/2014	9/28/2014	1078IW	80
Santos, Jose	9/25/2014	9/28/2014	1079W9	80
Sarnoff, Pepper	9/25/2014	9/28/2014	108658	117.32
Schafer, Alyson	9/25/2014	9/28/2014	1086FM	117.32
Schanks, Brit	9/25/2014	9/28/2014	1086JB	80
Scheening, Mary	9/25/2014	9/28/2014	1085YJ	68.73
Scribner, Scott	9/25/2014	9/28/2014	10663K	80
Seaburn, Cynthi	9/25/2014	9/28/2014	10782X	80
Seals, Gary	9/25/2014	9/28/2014	1082G9	68.73
Shaffner, Pamel	9/25/2014	9/28/2014	1083Q8	80
Shearer, John	9/25/2014	9/28/2014	1084M0	80
Singleton, Robe	9/25/2014	9/28/2014	1081PF	105.65
Smith, Carol	9/25/2014	9/28/2014	108273	209
Smith, Daniel	9/25/2014	9/28/2014	107800	105.65
Spencer, Robert	9/25/2014	9/28/2014	1085NG	419.27
Spiller, Melani	9/25/2014	9/28/2014	10708R	69.31
Stenger, Fred L	9/25/2014	9/28/2014	1083YN	80
Stephenson, Wil	9/25/2014	9/28/2014	10747Y	105.65
Strickland, Lis	9/25/2014	9/28/2014	10821Z	80
Swanson, Robin	9/25/2014	9/28/2014	1086DL	68.73
Tesh, Steve	9/25/2014	9/28/2014	1086FQ	80
Thompson, Diane	9/25/2014	9/28/2014	1081O1	117.32
Tillman, Jane	9/25/2014	9/28/2014	1085BR	80
Trull, Garry	9/25/2014	9/28/2014	1072R7	80
Van Marter, Chr	9/25/2014	9/28/2014	10869L	80
Walker, Brenda	9/25/2014	9/28/2014	1085FJ	234.63
Walker, Brenda	9/25/2014	9/28/2014	1085FK	117.31
Wall, Mollie	9/25/2014	9/28/2014	10780C	80
Wallace, Helen	9/25/2014	9/28/2014	108011	100.73
Ward, Donna	9/25/2014	9/28/2014	1064Z6	512.93
Watkins, Debra	9/25/2014	9/28/2014	1084WJ	105.65
Whitehead, Fred	9/25/2014	9/28/2014	1062SL	422.93
Whittington, St	9/25/2014	9/28/2014	10831V	68.73
Yowell, Karen	9/25/2014	9/28/2014	1083ZW	117.32
Denyes, Valarie	9/25/2014	9/29/2014	1083BC	80
Doughton, Sylvi	9/25/2014	9/29/2014	1071W8	419.27
Jones, Greg	9/25/2014	9/29/2014	1073QN	70
Lentz, Larry	9/25/2014	9/29/2014	10826C	80
Padgett, Peggy	9/25/2014	9/29/2014	10808N	80
Ricketson, Mary	9/25/2014	9/29/2014	1085MX	117.32
Serge, Peggy	9/25/2014	9/29/2014	1069FJ	80
Stodola, Corinn	9/25/2014	9/29/2014	1086LM	80
Swann, James	9/25/2014	9/29/2014	1077PC	68.73
Tyjeski, Dave	9/25/2014	9/29/2014	10651A	80
Sauerheber, Jil	9/25/2014	9/30/2014	1080H5	113.52
Harbaugh, Janet	9/26/2014	9/27/2014	1086K1	80
Atkins, Jack	9/26/2014	9/28/2014	10786L	80
Atkins, Jack	9/26/2014	9/28/2014	10786N	80
Beaty, Robert	9/26/2014	9/28/2014	10778R	160
Beaty, Robert	9/26/2014	9/28/2014	10778S	80
Billups, Stephe	9/26/2014	9/28/2014	10674Q	80
Brewer, Genny	9/26/2014	9/28/2014	1084KJ	80
Corley, Homer	9/26/2014	9/28/2014	10758D	100.73
Cranor, Robert	9/26/2014	9/28/2014	1084Q2	129.37
Crenshaw, Judit	9/26/2014	9/28/2014	1065XQ	147.78
Emerson, Brando	9/26/2014	9/28/2014	1080Q6	137.85
Fantis, John	9/26/2014	9/28/2014	1078Q6	146.51
Flynn, Kathleen	9/26/2014	9/28/2014	10706Z	139.04
Goforth, Jerry	9/26/2014	9/28/2014	1086JG	117.32
Harrington, Tho	9/26/2014	9/28/2014	1084WB	100.73
Harris, Gerald	9/26/2014	9/28/2014	1081WQ	80
Hickey, Patrick	9/26/2014	9/28/2014	108506	100.73
Hight, Debby	9/26/2014	9/28/2014	1085RJ	160
Hight, Debby	9/26/2014	9/28/2014	1085RK	80
Hoover, Anita	9/26/2014	9/28/2014	1082GG	100.73
Hough, Wilson	9/26/2014	9/28/2014	1085KX	80
Jay, Dennis	9/26/2014	9/28/2014	1077TE	137.85
Johnson, Julie	9/26/2014	9/28/2014	1085VO	80
King, Jo	9/26/2014	9/28/2014	1086JI	80
Larsen, Joanne	9/26/2014	9/28/2014	1078BK	80
Lawton, Shalett	9/26/2014	9/28/2014	1085GS	117.32
Legrand, Regina	9/26/2014	9/28/2014	1080HZ	80
Mason, Richard	9/26/2014	9/28/2014	1081WS	80
Mazgaj, Jamie	9/26/2014	9/28/2014	1082PE	117.32
Mccawley, Cynth	9/26/2014	9/28/2014	1085Y8	258.34
Mccawley, Cynth	9/26/2014	9/28/2014	1085Y9	129.17
Mccawley, Cynth	9/26/2014	9/28/2014	1085YB	117.32
Mcintosh, Charm	9/26/2014	9/28/2014	1086CP	117.32
Mikesell, Sandy	9/26/2014	9/28/2014	1071K0	80
Miller, Richard	9/26/2014	9/28/2014	1079AE	80

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Monroe, Lewis	9/26/2014	9/28/2014	1065NY	80
Oconnell, Rober	9/26/2014	9/28/2014	10824P	275.69
Oconnell, Rober	9/26/2014	9/28/2014	10824Q	137.84
Peters, Robert	9/26/2014	9/28/2014	1042YO	80
Peters, Robert	9/26/2014	9/28/2014	10649F	139.04
Pickler, Eddie	9/26/2014	9/28/2014	10856I	103.95
Provencher, Eri	9/26/2014	9/28/2014	1070KI	203.16
Rivers, Rachel	9/26/2014	9/28/2014	1081R8	201.46
Scott, Otto	9/26/2014	9/28/2014	1083RR	80
Steelman, Perry	9/26/2014	9/28/2014	10868S	80
Travers, Cheryl	9/26/2014	9/28/2014	1081U6	80
Travers, Cheryl	9/26/2014	9/28/2014	1081U9	80
Wideman Jr., Na	9/26/2014	9/28/2014	1065DD	80
Wylie, Jim	9/26/2014	9/28/2014	1083S1	117.32
Allen, Kimberly	9/26/2014	9/29/2014	108228	387.51
Taylor, Kim	9/26/2014	9/29/2014	1085Z4	137.85
Babb, Richard	9/26/2014	10/4/2014	1074I4	221.59
Mccoy, Dr. Dort	9/27/2014	9/28/2014	1084Z7	117.32
George, Ronald	9/27/2014	9/29/2014	1065LF	220.4
Dicus, Monica	9/27/2014	9/30/2014	1079T4	117.32
Drea, Sarah	9/27/2014	9/30/2014	1060UX	118.31
Goldsberry, Kri	9/27/2014	9/30/2014	1061QM	118.31
Mayhew, Patrick	9/27/2014	9/30/2014	1069I6	118.31
Smith, Michelle	9/27/2014	9/30/2014	10691J	118.31
Zenisek, Janice	9/27/2014	9/30/2014	1070ZF	117.32
Zinkula, Christ	9/27/2014	9/30/2014	10592J	236.62
Zinkula, Christ	9/27/2014	9/30/2014	10592K	118.31
Milburn, Erin	9/27/2014	10/1/2014	1085NI	117.32
Behr, Deborah	9/27/2014	10/3/2014	10585V	268.68
Mauck, Bernard	9/27/2014	10/3/2014	1078OM	117.32
Smith, Carmen	9/27/2014	10/3/2014	1069LI	118.31
Smith, Rebecca	9/27/2014	10/3/2014	1074OE	81.77
Whetstone, Sher	9/27/2014	10/3/2014	1072N5	223.9
Willey, Sandy	9/27/2014	10/3/2014	1072C8	201.45
Cloonan, Thomas	9/28/2014	9/29/2014	1066CU	151.68
Dorsey, Katie	9/28/2014	9/30/2014	1074Z3	81.77
Kasparek, Julie	9/28/2014	10/1/2014	10772F	81.77
Mciver, Charles	9/28/2014	10/1/2014	1074I0	137.98
Pelechek, Miche	9/28/2014	10/1/2014	1078Q2	81.77
Rawal, Evan	9/28/2014	10/1/2014	1078N8	81.77
Smith, Barbara	9/28/2014	10/1/2014	10736G	117.32
Carner, Cynthia	9/28/2014	10/2/2014	1078I4	136.09
Russ, Debbie	9/28/2014	10/3/2014	106889	137.23
Kolesar, Kathy	9/28/2014	10/4/2014	1086JK	224.97
Waters, Joyce	9/28/2014	10/4/2014	1085Y3	166.43
Pirnie, Larry	9/28/2014	10/8/2014	1085A2	140.83
Gilb, Paul	9/29/2014	9/30/2014	107825	81.77
Seward, Kate	9/29/2014	10/1/2014	10820A	81.77
Mueller, Stacia	9/29/2014	10/3/2014	10840X	235.75
Casey, Peggy	9/29/2014	10/4/2014	108187	133.25
Corn, Ricky	9/29/2014	10/6/2014	10785H	118.32
Batman, Joann	9/30/2014	10/1/2014	1055J3	82.46
Bledsoe, Jim	9/30/2014	10/1/2014	1063A7	82.46
Childress, Stev	9/30/2014	10/1/2014	1076KI	81.77
Dudding, Carol	9/30/2014	10/1/2014	1048EO	82.46
Kloos, Gerald	9/30/2014	10/1/2014	1085AL	81.77
Lichtenfels, Ra	9/30/2014	10/1/2014	1073IV	81.77
Payne, Sandra	9/30/2014	10/1/2014	106377	82.46
Prather, Philli	9/30/2014	10/1/2014	10763G	81.77
Snyder Jr, Dona	9/30/2014	10/1/2014	10691P	82.46
Welch, Dennis&l	9/30/2014	10/1/2014	1076DZ	81.77
West, Robert	9/30/2014	10/1/2014	1060VA	82.46
Whitt, Sheila	9/30/2014	10/1/2014	1075TV	81.77
Allen, Caren	10/1/2014	10/5/2014	1076SH	111.92
Worley, Garland	10/1/2014	10/5/2014	108268	106.08
Worley, Garland	10/1/2014	10/5/2014	108269	106.08
Ball, Tanya	10/2/2014	10/5/2014	10667N	137.23
Scarborough, Jo	10/2/2014	10/5/2014	10777A	74.66
Sexton, Coy	10/2/2014	10/5/2014	1075VY	74.66
Vogel, Kathryne	10/2/2014	10/5/2014	10788I	117.25
Hall, Debbie	10/2/2014	10/6/2014	1079PE	124.24
Medlin, William	10/3/2014	10/5/2014	1069BB	118.23
Blalock, Carol	10/3/2014	10/5/2014	10851Q	98.36
Blalock, Carol	10/3/2014	10/5/2014	10851S	98.36
Brown, Debra	10/3/2014	10/5/2014	1074I6	93.62
Card, Kim	10/3/2014	10/5/2014	1081KR	187.24
Carr, Pressley	10/3/2014	10/5/2014	1084YT	93.62
Cheek, Willis	10/3/2014	10/5/2014	108567	93.62
Conyers, Charle	10/3/2014	10/5/2014	1079GC	171.64
Cornigan, Artei	10/3/2014	10/5/2014	1083VL	93.62
Daniel, Rhonda	10/3/2014	10/5/2014	107160	93.62
Daniels, Michea	10/3/2014	10/5/2014	1081E7	93.62
Davis, Carl	10/3/2014	10/5/2014	1073PL	93.62
Dollard, Annie	10/3/2014	10/5/2014	107589	93.62

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Downs, Brenda	10/3/2014	10/5/2014	1077DZ	93.62
Eleazer, Willia	10/3/2014	10/5/2014	1086DC	93.62
Fenters, Karen	10/3/2014	10/5/2014	1073Z5	93.62
Fields, Valerie	10/3/2014	10/5/2014	1083GF	93.62
Frederick, Tawa	10/3/2014	10/5/2014	1082ES	93.62
Greene, Don & S	10/3/2014	10/5/2014	10823C	98.36
Hensley, Janice	10/3/2014	10/5/2014	1081W2	93.62
Hill, Dannetta	10/3/2014	10/5/2014	1080WD	93.62
Holmes, Virgini	10/3/2014	10/5/2014	10826B	93.62
Hostetler, Wend	10/3/2014	10/5/2014	1075W2	209.75
Hostetler, Wend	10/3/2014	10/5/2014	1075W3	98.36
Huggins, Mary A	10/3/2014	10/5/2014	10745T	93.62
Jones, Linda	10/3/2014	10/5/2014	10852B	98.36
Lara, Cheryl	10/3/2014	10/5/2014	1074CM	93.62
Lewis, Robin	10/3/2014	10/5/2014	1077YC	93.62
Marshall, Tina	10/3/2014	10/5/2014	10858W	93.62
Massenburg, Sor	10/3/2014	10/5/2014	10859A	93.62
Matthews, Rodne	10/3/2014	10/5/2014	1083OM	93.62
Mcknight, Richa	10/3/2014	10/5/2014	1081T5	93.62
Mitchell, Betti	10/3/2014	10/5/2014	107363	374.46
Mitchell, Dionn	10/3/2014	10/5/2014	107365	187.23
Newell, Scott	10/3/2014	10/5/2014	1076IU	93.62
Owens, Milton	10/3/2014	10/5/2014	1074YH	187.24
Pasley, Valerie	10/3/2014	10/5/2014	1082DC	93.62
Paulk, Yonnie	10/3/2014	10/5/2014	1078A9	93.62
Powell, Calvin	10/3/2014	10/5/2014	1082JQ	93.62
Prosser, Lee &	10/3/2014	10/5/2014	107463	93.62
Salmon, Clarenc	10/3/2014	10/5/2014	106784	284.4
Satterwhite, Ne	10/3/2014	10/5/2014	1086JD	93.62
Scarborough, Je	10/3/2014	10/5/2014	1086EY	262.09
Scarborough, Je	10/3/2014	10/5/2014	1086EZ	141.94
Scarborough, Sa	10/3/2014	10/5/2014	1076YG	196.72
Scarborough, Sa	10/3/2014	10/5/2014	1076YH	98.36
Scotton, Rodney	10/3/2014	10/5/2014	10823Y	93.62
Siler, Shirley	10/3/2014	10/5/2014	10740M	280.86
Smith, Richard	10/3/2014	10/5/2014	1081HU	93.62
Sneed, Monique	10/3/2014	10/5/2014	1081EC	177.57
Steese, Suzi &	10/3/2014	10/5/2014	1075P8	93.62
Syms, Tisha	10/3/2014	10/5/2014	107109	93.62
Tillman, Sandra	10/3/2014	10/5/2014	108439	93.62
Traurig, Jayne	10/3/2014	10/5/2014	1082A1	93.62
Umstead, Kesha	10/3/2014	10/5/2014	1083KC	93.62
Washington, Ric	10/3/2014	10/5/2014	1085RA	93.62
Williams, Shaqo	10/3/2014	10/5/2014	10740L	93.62
Alexander, Lato	10/3/2014	10/6/2014	1085AE	142.02
Cribb, Tony	10/3/2014	10/6/2014	1083IM	93.62
Wankier, Tom	10/3/2014	10/6/2014	1082GP	93.62
Williams, Toni	10/3/2014	10/6/2014	10783C	223.9
Cranford, Suzan	10/4/2014	10/5/2014	10809S	93.62
Pityk, Aslinn	10/4/2014	10/5/2014	1085Z0	93.62
Ratliff, Shosha	10/4/2014	10/7/2014	1079VS	224.97
Owens, Duane	10/5/2014	10/7/2014	1085ZT	80.57
Lupi, Tony	10/5/2014	10/9/2014	10783U	88.88
Woodward, Virgi	10/5/2014	10/9/2014	1080UU	65.18
Burdick, Robert	10/5/2014	10/10/2014	1085K8	65.18
Flora, Michael	10/5/2014	10/10/2014	1085L1	65.18
Hammond, Jack	10/5/2014	10/10/2014	10823F	65.18
Hinckley, Raymo	10/5/2014	10/10/2014	1083YX	65.18
Hodges, Earl &	10/5/2014	10/10/2014	10868K	93.62
Hodges, Howard	10/5/2014	10/10/2014	1085IJ	73.47
Johnson, Randy	10/5/2014	10/10/2014	10859L	65.18
Massengill, Ric	10/5/2014	10/10/2014	10861I	65.18
Ridley, Louis	10/5/2014	10/10/2014	10815S	65.18
Stowe, Marshall	10/5/2014	10/10/2014	1086BY	73.47
Webb, Mary	10/5/2014	10/11/2014	1065EK	295.69
Hodges, Glen	10/5/2014	10/12/2014	1086C2	73.47
Hodges, Jack	10/5/2014	10/12/2014	1067N8	80.07
Annis, Patsy	10/5/2014	10/17/2014	1063SK	86.04
Davis, Roy	10/5/2014	10/17/2014	1080PA	85.32
Lyons, Scott	10/5/2014	10/17/2014	1061CW	86.04
Marvel, Dorothy	10/5/2014	10/17/2014	1064W1	172.08
Marvel, Dorothy	10/5/2014	10/17/2014	1064W2	86.04
Pratt, Glen	10/5/2014	10/17/2014	1063UI	86.04
Baisley, Eva	10/5/2014	10/19/2014	1079OE	255.96
Baisley, Eva	10/5/2014	10/19/2014	1079OF	85.32
Baisley, Eva	10/5/2014	10/19/2014	1079OG	85.32
Cox, Freda	10/6/2014	10/17/2014	106561	86.04
Dulaney, Gerald	10/6/2014	10/17/2014	10645Q	86.04
Guidry, Daniel	10/6/2014	10/17/2014	10713F	85.32
Rumfola, Jeffre	10/6/2014	10/17/2014	1069GC	860.4
Woodard, Howard	10/6/2014	10/17/2014	1063ME	172.08
Woodard, Howard	10/6/2014	10/17/2014	1063MF	86.04
Woodard, Howard	10/6/2014	10/17/2014	107976	86.04
Barkemeyer, Eri	10/7/2014	10/10/2014	10849P	283.84

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Bowen, Tommy	10/7/2014	10/10/2014	1084ZX	248.31
Bowen, Tommy	10/7/2014	10/10/2014	1084ZY	82.77
Bowen, Tommy	10/7/2014	10/10/2014	1084ZZ	82.77
Cruz, Sue	10/7/2014	10/10/2014	1085R2	82.77
Haynie, Rebecca	10/7/2014	10/10/2014	108504	82.77
Horton, Todd	10/7/2014	10/10/2014	108503	118.32
Marshall, Lucia	10/7/2014	10/10/2014	1083I2	82.77
Newman, Jonatha	10/7/2014	10/10/2014	1084Y2	106.47
Smith, Robert	10/7/2014	10/10/2014	1082ZJ	147.94
Beattie, Jennif	10/7/2014	10/17/2014	10672Y	86.04
Brdar, Karen	10/7/2014	10/17/2014	1060SU	86.04
Brent, Mary	10/7/2014	10/17/2014	1063S5	223.45
Byfield, Ann &	10/7/2014	10/17/2014	10629D	86.04
Crawford, Roger	10/7/2014	10/17/2014	10650T	86.04
Derstene, Carl	10/7/2014	10/17/2014	1063PJ	86.04
Drum, Gaither	10/7/2014	10/17/2014	1057G6	86.04
Ellis, James	10/7/2014	10/17/2014	106809	123.61
English, Janth	10/7/2014	10/17/2014	1065TR	86.04
Harris, Wesley	10/7/2014	10/17/2014	1065NQ	86.04
Hartter, Sue	10/7/2014	10/17/2014	1065H4	172.08
Hartter, Sue	10/7/2014	10/17/2014	1065H5	86.04
Hill, Anne	10/7/2014	10/17/2014	10641P	86.04
Kesner, Ruth	10/7/2014	10/17/2014	10640U	86.04
King, Dylan	10/7/2014	10/17/2014	1063OL	172.08
King, Dylan	10/7/2014	10/17/2014	1063ON	86.04
Lee, R. Mariah	10/7/2014	10/17/2014	10694K	86.04
Lovette, Caroly	10/7/2014	10/17/2014	1063MB	86.04
Loving, Sandra	10/7/2014	10/17/2014	1074N5	85.32
Lyons, Lehman	10/7/2014	10/17/2014	10622Y	86.04
Maney, Uriah	10/7/2014	10/17/2014	1063MA	86.04
Medero, Evelyn	10/7/2014	10/17/2014	1063MK	172.08
Medero, Evelyn	10/7/2014	10/17/2014	1063ML	86.04
Medero, Evelyn	10/7/2014	10/17/2014	1073YY	85.32
Oberlander, Ala	10/7/2014	10/17/2014	1067WS	172.08
Oberlander, Ala	10/7/2014	10/17/2014	1067WT	86.04
Powers, Janet	10/7/2014	10/17/2014	1065R8	86.04
Rolston, Dianne	10/7/2014	10/17/2014	10775B	85.32
Rosenmeier, Gar	10/7/2014	10/17/2014	1063M9	86.04
Sealey, Ray	10/7/2014	10/17/2014	1066I7	86.04
Stroud, Margare	10/7/2014	10/17/2014	1063P0	86.04
Triplett, Charl	10/7/2014	10/17/2014	1066YZ	86.04
Wade, Errol	10/7/2014	10/17/2014	1061PA	86.04
Walker, Johnnie	10/7/2014	10/17/2014	10642C	86.04
Wise, Eleonore	10/7/2014	10/17/2014	10647O	258.12
Wise, Eleonore	10/7/2014	10/17/2014	10647Q	86.04
Wise, Eleonore	10/7/2014	10/17/2014	10647R	86.04
Mooi, Sybil	10/7/2014	10/18/2014	1060L7	86.04
Lally, Gloria	10/8/2014	10/9/2014	106431	86.04
Chappell, Clay	10/8/2014	10/10/2014	1085BT	82.77
Healy, Nancy	10/8/2014	10/10/2014	1082SN	124.24
Logar, Albert	10/8/2014	10/10/2014	1076A4	85.32
Rokes, Carl	10/8/2014	10/10/2014	1086GI	106.47
Bishop, West	10/8/2014	10/11/2014	108502	82.77
Miller, Sarah	10/8/2014	10/11/2014	108501	82.77
Huffman, Kyle	10/8/2014	10/12/2014	1070RN	91.4
Jones, Drewhele	10/8/2014	10/12/2014	1060LD	525.41
Jones, Drewhele	10/8/2014	10/12/2014	1060LE	262.7
Smith, James	10/8/2014	10/12/2014	10761G	81.77
Mccarthy, Mary	10/8/2014	10/13/2014	1083SW	123.24
Grizzle, Kathye	10/8/2014	10/15/2014	105471	137.12
Walls, Diane	10/8/2014	10/15/2014	1080YJ	85.32
Boehm, Franc	10/8/2014	10/16/2014	1066NQ	86.04
Boehm, Franc	10/8/2014	10/16/2014	1066NU	86
Brittain, John	10/8/2014	10/16/2014	1064NL	86.04
Clifton, Janice	10/8/2014	10/16/2014	1063PD	86.04
Green, Sherry	10/8/2014	10/16/2014	1065FA	86.04
Hall, Ronald	10/8/2014	10/16/2014	1063M2	86.04
Keply, Charles	10/8/2014	10/16/2014	1063OT	86.04
Kessinger, Jame	10/8/2014	10/16/2014	1054VM	86.04
Miller, Norman	10/8/2014	10/16/2014	1065KI	86.04
Pfund, Avon	10/8/2014	10/16/2014	1076BN	85.32
Smithson, Bobby	10/8/2014	10/16/2014	10791R	85.32
Sons, WENDY	10/8/2014	10/16/2014	1072FZ	85.32
Torres, Felix	10/8/2014	10/16/2014	1076MQ	85.32
Woods, Gail	10/8/2014	10/16/2014	1063S3	223.45
Akers, Reva	10/8/2014	10/17/2014	1063LM	86.04
Brinkman, Chad	10/8/2014	10/17/2014	1063M3	86.04
Bruton, Dempsey	10/8/2014	10/17/2014	1063M7	172.08
Bruton, Dempsey	10/8/2014	10/17/2014	1063M8	86.04
Bunn, Sanny	10/8/2014	10/17/2014	1065PN	172.08
Burnette, David	10/8/2014	10/17/2014	1072WG	85.32
Clevinger, Jerr	10/8/2014	10/17/2014	1061J3	86.04
Cole, Carolyn	10/8/2014	10/17/2014	1065L1	86.04
Crespo, Arlene	10/8/2014	10/17/2014	1063MC	86.04

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Delespin, Deloi	10/8/2014	10/17/2014	1062YA	86.04
Ditrapani, Shar	10/8/2014	10/17/2014	1068AQ	172.08
Ditrapani, Shar	10/8/2014	10/17/2014	1068AR	86.04
Edwards, C.L	10/8/2014	10/17/2014	1086DX	85.32
Elliot, Lisa	10/8/2014	10/17/2014	1075VU	85.32
Ferguson, Richa	10/8/2014	10/17/2014	1065KG	86.04
Fletcher, Jenni	10/8/2014	10/17/2014	10642X	137.21
Frank, Kenneth	10/8/2014	10/17/2014	10639O	86.04
Friddle, Harvey	10/8/2014	10/17/2014	10778Q	85.32
Frye, Franklin	10/8/2014	10/17/2014	1063OP	86.04
Graves, Gladys	10/8/2014	10/17/2014	1063M4	86.04
Greene, Keith	10/8/2014	10/17/2014	1086Q0	85.32
Hall, George	10/8/2014	10/17/2014	10689R	86.04
Hill, Viola	10/8/2014	10/17/2014	10636W	172.08
Hill, Viola	10/8/2014	10/17/2014	10636X	86.04
Hush, Jan	10/8/2014	10/17/2014	1063OS	86.04
Johnson, Alfred	10/8/2014	10/17/2014	1065RP	86.04
Johnson, Gary	10/8/2014	10/17/2014	1077MT	85.32
Jones, Juanita	10/8/2014	10/17/2014	106562	86.04
Kastner, Annett	10/8/2014	10/17/2014	10684M	86.04
Lindly, Douglas	10/8/2014	10/17/2014	1062Y3	86.04
Lindsey, Collin	10/8/2014	10/17/2014	10676Q	767.88
Lovely, William	10/8/2014	10/17/2014	1063OW	86.04
Lulkoski, Annet	10/8/2014	10/17/2014	1085K6	85.32
Lyons, Scott	10/8/2014	10/17/2014	1061CV	157.43
Martinson, Jean	10/8/2014	10/17/2014	1063SX	86.04
Mccalmount, Phi	10/8/2014	10/17/2014	10696Q	86.04
Meade, Robbie	10/8/2014	10/17/2014	10672X	86.04
Miles, Carol	10/8/2014	10/17/2014	1063MR	172.08
Miles, Carol	10/8/2014	10/17/2014	1063MS	86.04
Miller, Robert	10/8/2014	10/17/2014	1065MK	86.04
Nicholson, Bren	10/8/2014	10/17/2014	1065KY	86.04
Nieto, Wayne	10/8/2014	10/17/2014	1076QG	170.64
Nieto, Wayne	10/8/2014	10/17/2014	1076QH	85.32
Oliver, Hanes	10/8/2014	10/17/2014	10648R	86.04
Patterson, Ryan	10/8/2014	10/17/2014	1067QQ	86.04
Post, Sandra	10/8/2014	10/17/2014	1081C6	85.32
Puntch, Leslie	10/8/2014	10/17/2014	1065GT	86.04
Roberson, Ellen	10/8/2014	10/17/2014	1062MI	157.43
Rogers, Jonatha	10/8/2014	10/17/2014	1063PZ	86.04
Ruane, Brian	10/8/2014	10/17/2014	1085GO	85.32
Sales, Jessie	10/8/2014	10/17/2014	1079VQ	85.32
Selander, Jean	10/8/2014	10/17/2014	10611Y	86.04
Smith, Jeanne	10/8/2014	10/17/2014	10611W	86.04
Smith, Steve	10/8/2014	10/17/2014	1063M5	166.63
Smith, Steve	10/8/2014	10/17/2014	1063M6	86.04
Stevens, Epsie	10/8/2014	10/17/2014	1065NU	172.08
Stevens, Epsie	10/8/2014	10/17/2014	1065NV	86.04
Valencia, Vince	10/8/2014	10/17/2014	1065EP	172.08
Valencia, Vince	10/8/2014	10/17/2014	1065ES	86.04
Walls, Thomas	10/8/2014	10/17/2014	10597P	157.43
Wells, Davie	10/8/2014	10/17/2014	1065L6	774.36
Williams, Willi	10/8/2014	10/17/2014	1063UC	86.04
Wilson, Teresa	10/8/2014	10/17/2014	1059S6	86.04
Winston, Alice	10/8/2014	10/17/2014	1066OO	386.04
Wulford, Mary	10/8/2014	10/17/2014	1063MI	172.08
Wulford, Mary	10/8/2014	10/17/2014	1063MJ	86.04
Williams, Kathy	10/8/2014	10/18/2014	1074UB	85.32
Wilsey, Leonard	10/8/2014	10/19/2014	1063P2	86.04
Chiaramonte, Me	10/9/2014	10/11/2014	10852D	136.47
Anderson, Ron	10/9/2014	10/12/2014	10858J	81.77
Cline, Jill	10/9/2014	10/12/2014	1083UI	161.46
Cline, Jill	10/9/2014	10/12/2014	1083UK	80.73
Corral, Donna	10/9/2014	10/12/2014	1075YN	163.53
Corral, Donna	10/9/2014	10/12/2014	1075YP	163.53
Corral, Donna	10/9/2014	10/12/2014	1075YQ	81.76
Corral, Donna	10/9/2014	10/12/2014	1075YS	81.76
Corral, Donna	10/9/2014	10/12/2014	107623	105.47
Deibert, Dawn	10/9/2014	10/12/2014	10866I	81.77
Harper, Marjori	10/9/2014	10/12/2014	1080MS	87.69
Haskell, Anne	10/9/2014	10/12/2014	1080G3	123.24
Jones, John	10/9/2014	10/12/2014	1079CV	322.32
Jordan, Kimberl	10/9/2014	10/12/2014	1065OU	112.33
Jordan, Kimberl	10/9/2014	10/12/2014	10712E	87.69
Mccarty, Susan	10/9/2014	10/12/2014	1083UH	81.77
Ott, William	10/9/2014	10/12/2014	1086LV	123.24
Painter, Margar	10/9/2014	10/12/2014	10762N	373.08
Painter, Margar	10/9/2014	10/12/2014	10762O	373.08
Painter, Margar	10/9/2014	10/12/2014	10776G	373.08
Reed, James	10/9/2014	10/12/2014	1053ZQ	124.28
Garner, Jessica	10/9/2014	10/13/2014	1082W6	106.47
Jordan, Kimberl	10/9/2014	10/13/2014	107126	87.69
Deveaux, Willie	10/9/2014	10/15/2014	1084WI	85.32
Eddins, Ken	10/9/2014	10/16/2014	106870	86.04

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Chrisman, Steve	10/9/2014	10/17/2014	10700W	883.58
Hess, Terry	10/9/2014	10/17/2014	1062HB	86.04
Kinzer, Lazzeri	10/9/2014	10/17/2014	1081YE	85.32
Mccrimmon, Jame	10/9/2014	10/17/2014	1063W2	86.04
Strouth, Mary	10/9/2014	10/17/2014	1066XS	86.04
Anderson, Paula	10/10/2014	10/12/2014	10784G	117.32
Barner, Janine	10/10/2014	10/12/2014	10681L	124.28
Berry, Mariam	10/10/2014	10/12/2014	1084TS	274.27
Bill, Lisa	10/10/2014	10/12/2014	1071GN	123.24
Brookshire, Sau	10/10/2014	10/12/2014	1074Q4	123.24
Butz, Debora	10/10/2014	10/12/2014	10828B	93.62
Carter, Nell	10/10/2014	10/12/2014	1083O6	274.27
Cheeks, Tamelar	10/10/2014	10/12/2014	1070ZR	117.32
Day, Christine	10/10/2014	10/12/2014	10551Y	248.56
Day, Christine	10/10/2014	10/12/2014	10551Z	124.28
Depietro, Ima	10/10/2014	10/12/2014	10681K	124.28
Durrett, Consta	10/10/2014	10/12/2014	1083LT	94.42
Fogle, Tricia	10/10/2014	10/12/2014	108054	117.32
Gibson, Patrici	10/10/2014	10/12/2014	1081Z2	117.32
Griffith, Micha	10/10/2014	10/12/2014	1071SN	123.24
Hall, Lou	10/10/2014	10/12/2014	1084TR	274.27
Jolly, Lynn	10/10/2014	10/12/2014	1085FT	121.79
Kirkland, Carla	10/10/2014	10/12/2014	10852P	80.73
Kirkland, Diana	10/10/2014	10/12/2014	10857X	80.73
Leighton, Dan	10/10/2014	10/12/2014	10607P	124.28
Martin, Lendy	10/10/2014	10/12/2014	10844D	80.73
Mavis, Janis	10/10/2014	10/12/2014	1073JL	117.32
O'Toole, Nadine	10/10/2014	10/12/2014	106814	124.28
Porter, Nancy	10/10/2014	10/12/2014	1085FE	121.79
Scoggins, Wanda	10/10/2014	10/12/2014	1085W1	80.73
Sullivan, Valor	10/10/2014	10/12/2014	1086GC	105.73
Tappouni, Cathe	10/10/2014	10/12/2014	1078P7	123.24
Tappouni, Miche	10/10/2014	10/12/2014	10864U	123.24
Thomas, Maggie	10/10/2014	10/12/2014	1084WX	137.13
Wooster, Kather	10/10/2014	10/12/2014	1071X4	246.48
Wooster, Kather	10/10/2014	10/12/2014	1071X5	123.24
Haskell, Anne	10/10/2014	10/13/2014	1080G7	123.24
Haskell, Anne	10/10/2014	10/13/2014	1080G9	123.24
Jannelle, Steph	10/10/2014	10/13/2014	108232	123.24
O'Toole, Maryel	10/10/2014	10/13/2014	105728	188.14
Thaxton, Aj	10/10/2014	10/13/2014	10796U	129.17
Sequinot, Nikki	10/11/2014	10/14/2014	1076MH	157.61
Ray, Daniel	10/11/2014	10/17/2014	1086D4	149.84
Bissette, Chris	10/11/2014	10/19/2014	1067Y5	188.81
Bissette, Chris	10/11/2014	10/19/2014	1067Y6	94.09
Haskell, Anne	10/12/2014	10/13/2014	1080G5	106.58
Gehring, Terren	10/12/2014	10/15/2014	10837A	189.23
Gehring, Terren	10/12/2014	10/15/2014	10837G	138.2
Mcdonald, Brad	10/12/2014	10/16/2014	10696D	181.92
Mcdonald, Brad	10/12/2014	10/16/2014	10696E	90.96
English, Wendy	10/12/2014	10/17/2014	1086D7	136.09
Grube, Jessica	10/12/2014	10/17/2014	10740R	135.97
Hitchcock, Amel	10/12/2014	10/17/2014	1078YZ	91.08
Benedict, Trace	10/12/2014	10/19/2014	1078IG	93.62
Broach, Sonny	10/12/2014	10/19/2014	1082ZT	87.53
Burnette, Dougl	10/12/2014	10/19/2014	1081ON	71.1
Cody, Steve	10/12/2014	10/19/2014	1081WW	71.1
Crumpacker, Mag	10/12/2014	10/19/2014	10822R	93.62
Elinoer, Neill	10/12/2014	10/19/2014	107759	71.1
Joyce, Brice	10/12/2014	10/19/2014	10817R	106.47
Kanavy, James	10/12/2014	10/19/2014	1083XP	91.08
King, Shirley &	10/12/2014	10/19/2014	1085W7	87.53
Plyler, Donald	10/12/2014	10/19/2014	10837B	71.1
Steele, Billie	10/12/2014	10/19/2014	108264	71.1
Williams, Jimmy	10/12/2014	10/19/2014	1082AW	87.53
Hendley, Jessie	10/12/2014	10/20/2014	107756	84.24
Gallagher, Paul	10/13/2014	10/16/2014	1085M8	91.08
Garland, Joseph	10/13/2014	10/16/2014	1061P5	272.88
Hart, William	10/13/2014	10/16/2014	1084RB	91.08
Laubach, Lee	10/13/2014	10/16/2014	1082D7	273.24
Rountree, Harry	10/13/2014	10/16/2014	1068VM	120.96
Schweizer, Will	10/13/2014	10/16/2014	1085M9	91.08
Archer, Leonard	10/13/2014	10/17/2014	1075VO	91.08
Reed, Keith	10/13/2014	10/17/2014	1059UC	90.96
Verbal, Ron	10/13/2014	10/17/2014	1056VY	90.96
Clement-Robert,	10/13/2014	10/19/2014	1053F5	118.31
Guidice, Elizab	10/13/2014	10/19/2014	108360	93.62
Nobel, Ruth	10/13/2014	10/20/2014	1078TR	93.62
Clute, Sharon	10/14/2014	10/18/2014	10721E	117.32
Whitaker, Amy	10/14/2014	10/19/2014	1069S6	100
Bagwell, Susan	10/14/2014	10/19/2014	10826P	87.53
Blackwell, Pat	10/14/2014	10/19/2014	1077KG	93.62
Duffee, Anita	10/14/2014	10/19/2014	1086G9	93.62
Falconer, Sandr	10/14/2014	10/19/2014	1066HI	94.41

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Ghent, Donald &	10/14/2014	10/19/2014	108000	71.1
Henderson, Kath	10/14/2014	10/19/2014	10706A	94.41
Hinnen, Sandi	10/14/2014	10/19/2014	1076KN	93.62
Host, Janice	10/14/2014	10/19/2014	10559I	154.16
Housman, Caroli	10/14/2014	10/19/2014	10653Q	94.41
Hunter, Mike	10/14/2014	10/19/2014	1078UA	302.18
Lockhart, Charl	10/14/2014	10/19/2014	1069S2	226.86
Negley, Mariann	10/14/2014	10/19/2014	1047N1	94.41
St. Dennis, Eri	10/14/2014	10/19/2014	10777K	93.62
Zuroff, Linda	10/14/2014	10/19/2014	1061IB	94.41
Smelcer, Cynthi	10/14/2014	10/20/2014	107893	93.62
Bland, Kellee	10/15/2014	10/19/2014	1081S8	93.62
Britton, Karen	10/15/2014	10/19/2014	10623K	154.16
Caskey, Donna	10/15/2014	10/19/2014	1085XE	87.53
Coats, Nancy	10/15/2014	10/19/2014	107297	93.62
Cureton, Greta	10/15/2014	10/19/2014	1081O8	71.1
Dean, Emily	10/15/2014	10/19/2014	1070EE	94.41
Esbjerg, Pamela	10/15/2014	10/19/2014	1052GC	94.41
Faile, Judy	10/15/2014	10/19/2014	1082Z8	71.1
Ford, Carolyn	10/15/2014	10/19/2014	10706E	94.41
Fossett, Caroly	10/15/2014	10/19/2014	1082CF	352.8
Gordon, Myra	10/15/2014	10/19/2014	1047A5	254.16
Habermann, Cath	10/15/2014	10/19/2014	1068ON	94.41
Hammond, Rebeka	10/15/2014	10/19/2014	1084ED	87.53
Hitt, Karen	10/15/2014	10/19/2014	1075X3	93.62
Hoge, Kathy	10/15/2014	10/19/2014	1051YZ	94.41
Hudlow, Laura	10/15/2014	10/19/2014	10783O	93.62
Johnson, Ridgel	10/15/2014	10/19/2014	1054HF	94.41
Kirk, Wayne	10/15/2014	10/19/2014	1081SM	71.1
Lewis, Pamela	10/15/2014	10/19/2014	1077YA	93.62
Monaghan, Loret	10/15/2014	10/19/2014	10686Z	94.41
Moseley, Diana	10/15/2014	10/19/2014	1085FI	71.1
Moss, Diane	10/15/2014	10/19/2014	1081S9	93.62
Plyler, Darrell	10/15/2014	10/19/2014	1082NF	87.53
Roberts, Judy A	10/15/2014	10/19/2014	1082YH	116.8
Robinson, Sarah	10/15/2014	10/19/2014	1084PB	87.53
Shanahan, Wendy	10/15/2014	10/19/2014	1051RY	175.82
Sistare, Vicky	10/15/2014	10/19/2014	1085KC	87.53
Snellings, Yvon	10/15/2014	10/19/2014	1083XQ	93.62
Tipton, Peggy	10/15/2014	10/19/2014	1074QC	93.62
Weathersbee, Jo	10/15/2014	10/19/2014	10797Z	71.1
Wiggins, Jeanne	10/15/2014	10/19/2014	107436	93.62
Wilson, Anne	10/15/2014	10/19/2014	1071U1	93.62
Anzalone, Rober	10/15/2014	10/20/2014	1048C3	94.41
Ayres, Donna	10/15/2014	10/20/2014	1067NZ	94.41
Martin, Sonda	10/15/2014	10/20/2014	1079E8	93.62
Molak, Beverly	10/15/2014	10/20/2014	1047GK	94.41
Weigel, Norma	10/15/2014	10/20/2014	1052XJ	94.41
Bradley, Jim	10/16/2014	10/18/2014	1085X9	87.53
Boling, Jim	10/16/2014	10/19/2014	10850I	105.31
Cauthen, Freida	10/16/2014	10/19/2014	108121	142.2
Cauthen, Freida	10/16/2014	10/19/2014	108122	248.85
Clough, Jim	10/16/2014	10/19/2014	1084TW	71.1
Eberhardt Jr, K	10/16/2014	10/19/2014	1086MT	115.39
Eberhardt Jr, K	10/16/2014	10/19/2014	1086MV	110.65
Hammond, John	10/16/2014	10/19/2014	1081NE	71.1
Holland, Elizab	10/16/2014	10/19/2014	10822S	71.1
Hucks, Hildit	10/16/2014	10/19/2014	10826K	93.62
Kircher, Lori	10/16/2014	10/19/2014	1075B4	242.74
Lee, Diane	10/16/2014	10/19/2014	1086GN	87.53
Mcmanus, Harold	10/16/2014	10/19/2014	1076ZV	84.24
Page, Linda	10/16/2014	10/19/2014	1084EA	187.24
Page, Linda	10/16/2014	10/19/2014	1084EB	280.86
Patterson, Deni	10/16/2014	10/19/2014	10811T	93.62
Reynolds, Gerri	10/16/2014	10/19/2014	1068QY	94.41
Siner, Neal	10/16/2014	10/19/2014	10783R	93.62
Todd, Jimmie	10/16/2014	10/19/2014	1081Y5	71.1
Mineo, Cindy	10/16/2014	10/20/2014	1080FQ	89.1
Mineo, Cindy	10/16/2014	10/20/2014	1080FS	89.1
Adams, Lisa	10/17/2014	10/19/2014	1082L1	147.94
Hammond, Tammy	10/17/2014	10/19/2014	1086PB	147.94
Howell, Kay	10/17/2014	10/19/2014	1081NK	234.64
Kitzman, Andrew	10/17/2014	10/19/2014	1078EB	177.57
Moore, Bill	10/17/2014	10/19/2014	10853P	88.88
Pigage, Carolyn	10/17/2014	10/19/2014	1078Z3	93.62
Smith, Marion	10/17/2014	10/19/2014	1085X5	97.09
Conner, Randy	10/17/2014	10/21/2014	108578	120
Drimer, Janice	10/17/2014	10/22/2014	108588	84.14
Hunt, Stephen	10/17/2014	10/22/2014	1076R0	84.14
Caudle, David	10/18/2014	10/22/2014	1085BL	84.14
Stanges, Tom	10/18/2014	10/22/2014	1084RG	84.14
West, Melanie	10/18/2014	10/24/2014	1078PN	154.58
Choate, Richard	10/19/2014	10/21/2014	1080RW	84.14
JAMES, FERRELL	10/19/2014	10/21/2014	1084LP	84.14

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Starling, Brend	10/19/2014	10/22/2014	1086J8	84.14
Starling, Brend	10/19/2014	10/22/2014	1086J9	84.14
Starling, Brend	10/19/2014	10/22/2014	1086JA	84.14
Brown, Owen	10/19/2014	10/22/2014	1084YG	84.14
Cleary, Kevin	10/19/2014	10/22/2014	1081RV	136.09
Feldvary, John	10/19/2014	10/22/2014	10829L	84.14
Grissith, Ralph	10/19/2014	10/22/2014	1086GV	84.14
Heemsoth Iii, B	10/19/2014	10/22/2014	1085XS	112.39
Heidenberger, T	10/19/2014	10/22/2014	1084R1	84.14
Long, John	10/19/2014	10/22/2014	1079UD	84.14
Mathis, William	10/19/2014	10/22/2014	1084MM	84.14
Scott, William	10/19/2014	10/22/2014	1086E9	84.14
Snell, Paul	10/19/2014	10/22/2014	1085BS	84.1
Horrell, Harvel	10/20/2014	10/22/2014	1084ML	84.14
Wilson, James	10/20/2014	10/25/2014	1080AI	130.35
Williams, Betty	10/21/2014	10/24/2014	1075ZL	203.75
Batten, Barbara	10/22/2014	10/25/2014	10530C	91.3
Moore, Huey	10/22/2014	10/25/2014	105422	100.14
Vaughn, Lori	10/22/2014	10/25/2014	1083XO	177.94
Everhart, Saund	10/22/2014	10/26/2014	1054W7	100.14
George, Conrad	10/22/2014	10/26/2014	1083SC	126.29
George, Conrad	10/22/2014	10/26/2014	1083SD	126.29
Johnson, Leonar	10/22/2014	10/26/2014	1084SB	99.29
Koetting, Willi	10/22/2014	10/26/2014	1057B3	100.14
Light, Louis	10/22/2014	10/26/2014	1075MW	99.29
Thomasson, Edga	10/22/2014	10/26/2014	1084ON	99.29
Tilley, James	10/22/2014	10/26/2014	1060CC	100.14
Toler, Bobby	10/22/2014	10/26/2014	1056VM	100.14
Wray, Carol	10/22/2014	10/26/2014	1074U3	150
Morris, Matt	10/22/2014	10/27/2014	1077Q2	408.85
Morris, Matt	10/23/2014	10/24/2014	1077Q3	81.77
Morris, Matt	10/23/2014	10/25/2014	1077Q4	163.54
Morris, Matt	10/23/2014	10/25/2014	1077Q5	163.54
Morris, Matt	10/23/2014	10/25/2014	1077Q6	163.54
Young, Bryan	10/23/2014	10/25/2014	10828K	118.32
Davidson, Eliza	10/23/2014	10/26/2014	1084VZ	99.29
Knorr, William	10/23/2014	10/26/2014	1076IB	99.29
Morris, Matt	10/23/2014	10/26/2014	1077Q7	245.31
Morris, Matt	10/23/2014	10/26/2014	1077Q8	245.31
Morris, Matt	10/23/2014	10/26/2014	1077Q9	245.31
Morris, Matt	10/23/2014	10/26/2014	1077QA	245.31
Morris, Matt	10/23/2014	10/26/2014	1077QB	245.31
Weishar, Richar	10/23/2014	10/26/2014	1082AU	99.29
Bobo, Carol	10/24/2014	10/27/2014	1078BV	136.47
Coleman, Jacque	10/24/2014	10/27/2014	1077S6	266.44
Chambers, Emma	10/24/2014	10/28/2014	10729D	93.62
Mccraw, Kimberl	10/24/2014	10/30/2014	1082GU	122.59
Duncan, Michael	10/25/2014	10/26/2014	107207	93.62
Ramey, Taylor &	10/25/2014	10/28/2014	10850T	143.92
Adkins, David	10/26/2014	10/29/2014	10839E	65.18
Adkins, Delbert	10/26/2014	10/29/2014	10839K	65.18
Harlen, Norman	10/26/2014	10/30/2014	1085QU	77.03
Hart, Richard	10/26/2014	10/30/2014	1082AJ	77.03
Hart, Richard	10/26/2014	10/30/2014	1083OK	65.18
Molinari, Primo	10/26/2014	10/30/2014	1086IH	65.18
Beam, David	10/26/2014	10/31/2014	1076HR	278.31
Moss, Lawrence	10/27/2014	10/31/2014	1076U4	122.57
Nash, Bryan	10/29/2014	11/3/2014	10803B	117.32
Bruchsaler, Deb	10/29/2014	11/4/2014	1079EQ	69.92
Hunsinger, Mark	10/30/2014	11/2/2014	1077FZ	70.92
Hutchens, Claud	10/30/2014	11/2/2014	10866F	139.84
Hutchens, Claud	10/30/2014	11/2/2014	10866G	69.92
Keesling, Tammy	10/30/2014	11/2/2014	1083B2	69.92
Kraft, Kenneth	10/30/2014	11/2/2014	1077C8	69.92
Nierman, Thomas	10/30/2014	11/2/2014	1085G3	139.84
Otoole, Donald	10/30/2014	11/2/2014	10784M	69.92
Zehner, Steve	10/30/2014	11/2/2014	1077WO	136.09
Zelinske, Allis	10/30/2014	11/2/2014	1077E1	112.39
Hellyer, Willia	10/30/2014	11/3/2014	108073	69.92
Hellyer, Willia	10/30/2014	11/3/2014	108074	69.92
Nierman, Thomas	10/30/2014	11/4/2014	1085G4	69.92
Hall, Jack	10/31/2014	11/1/2014	10863W	130.95
Kochik, Jill	10/31/2014	11/1/2014	1085XF	69.92
Aalderink, Lind	10/31/2014	11/2/2014	1084FB	118.31
Hunsinger, Crai	10/31/2014	11/2/2014	1082HQ	139.83
Hunsinger, Crai	10/31/2014	11/2/2014	1082HR	69.91
Mates, David	10/31/2014	11/2/2014	1082X9	69.92
Alshanski, Alee	10/31/2014	11/3/2014	108270	69.92
Head, Deb	10/31/2014	11/3/2014	10814K	69.92
Kiely, Rachel	11/1/2014	11/2/2014	1079S5	69.92
Watson, Kelly	11/1/2014	11/2/2014	10804L	69.92
Dalvini, Gloria	11/1/2014	11/8/2014	1075M7	200
Harrison, Ann	11/1/2014	11/8/2014	1083NE	756
Levin, Debby	11/1/2014	11/8/2014	1074ME	200

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

McCoy, Tina	11/1/2014	11/8/2014	1083NC	200
Montgomery, Aud	11/1/2014	11/8/2014	1075PB	200
Sanbern, Alma	11/1/2014	11/8/2014	1083ND	756
Scheffer, Danie	11/1/2014	11/8/2014	1075KK	600
Sudzina, Eileen	11/1/2014	11/8/2014	1083M7	200
Cates, Elizabet	11/1/2014	11/9/2014	1080AU	200
Dobson, Mary Lo	11/1/2014	11/9/2014	1075PC	200
Higginbotham, S	11/1/2014	11/9/2014	1080AV	200
McCloskey, Lind	11/1/2014	11/15/2014	1083NH	1000
Mitchell, Sybil	11/1/2014	11/15/2014	1075PM	200
Radcliff, Marth	11/1/2014	11/15/2014	1075PN	200
Rudisill, Abby	11/1/2014	11/15/2014	1075M8	400
Metz, Rose	11/1/2014	11/22/2014	1083MF	300
Peterman, John	11/1/2014	11/22/2014	1075KL	600
Ring, Elaine	11/1/2014	11/22/2014	1075PD	600
Hall, Jack	11/2/2014	11/3/2014	10861V	110.8
Baggette, Sandr	11/2/2014	11/8/2014	1075MK	200
Barbee, Doris	11/2/2014	11/8/2014	1075ML	200
Cannon, Barbara	11/2/2014	11/8/2014	1074PI	200
Carter, Maureen	11/2/2014	11/8/2014	108137	200
Coleman, Mary	11/2/2014	11/8/2014	1074MK	200
Cox, Eleanor	11/2/2014	11/8/2014	1080B3	200
Cunico, Wendy	11/2/2014	11/8/2014	1075MC	200
Falk, Carole	11/2/2014	11/8/2014	1075PO	200
Floyd, Carolyn	11/2/2014	11/8/2014	1074MF	400
Griffin, Gina	11/2/2014	11/8/2014	1075KE	200
Griffin, Helen	11/2/2014	11/8/2014	1075KP	200
Hahn, Patricia	11/2/2014	11/8/2014	1074MG	200
Hearst, Jean	11/2/2014	11/8/2014	1074P7	200
Hennessey, Jenn	11/2/2014	11/8/2014	1075ME	200
Holman, Karlyn	11/2/2014	11/8/2014	1083NF	200
Hooker, Myrtle	11/2/2014	11/8/2014	1074MM	200
Jennigs, Beverl	11/2/2014	11/8/2014	1080B2	200
Land, Carolyn	11/2/2014	11/8/2014	1075KQ	200
Lennon, Vicky	11/2/2014	11/8/2014	1075MQ	200
Lister, Charles	11/2/2014	11/8/2014	1075MG	200
Logan, Gloria	11/2/2014	11/8/2014	1075MF	200
Lutz, Maggie	11/2/2014	11/8/2014	1075MJ	200
Martin, Claire	11/2/2014	11/8/2014	1075PP	200
McFadden, Helen	11/2/2014	11/8/2014	1075KR	200
Murthy, Radha	11/2/2014	11/8/2014	1075MB	200
Owens, Marian R	11/2/2014	11/8/2014	1075PL	200
Pearson, Michae	11/2/2014	11/8/2014	108101	200
Peck, Arlene	11/2/2014	11/8/2014	1075KJ	200
Peterson, Fern	11/2/2014	11/8/2014	1075P9	200
Petterson, Lynn	11/2/2014	11/8/2014	1074PE	200
Potts, Pam	11/2/2014	11/8/2014	1075MM	200
Riedy, Mary Kay	11/2/2014	11/8/2014	1075MT	200
Sadler, Susan	11/2/2014	11/8/2014	1075MH	200
Schulte, Nancy	11/2/2014	11/8/2014	1074MH	200
Stenzel, Laural	11/2/2014	11/8/2014	1075PJ	200
Stitt, Barbara	11/2/2014	11/8/2014	1080ZZ	200
Tinsley, Carole	11/2/2014	11/8/2014	1075PF	200
Tucker, John El	11/2/2014	11/8/2014	1074P9	956
Tucker, Roselie	11/2/2014	11/8/2014	1074P8	956
Weaver, Amy	11/2/2014	11/8/2014	1075MI	200
Whaley, Amelia	11/2/2014	11/8/2014	1074MP	200
Williams, Brend	11/2/2014	11/8/2014	1075MN	200
Winner, Dottie	11/2/2014	11/8/2014	1074PH	200
Wright, Susi	11/2/2014	11/8/2014	1075PV	200
Yoerg, Barbara	11/2/2014	11/8/2014	1075MP	200
Johnson, Pat	11/2/2014	11/9/2014	10810R	200
Martin, Lynn	11/2/2014	11/9/2014	10810W	200
McCaughey, Judi	11/2/2014	11/9/2014	1075MU	200
Benton, Judy	11/2/2014	11/15/2014	1074MI	200
Birnbaum, Elain	11/2/2014	11/15/2014	1075PA	400
Buckman, Anne M	11/2/2014	11/15/2014	1075KH	1451
Comer, Arabella	11/2/2014	11/15/2014	10810Q	400
Cook, Pat	11/2/2014	11/15/2014	10810U	400
Gilbert, Caroly	11/2/2014	11/15/2014	1074PD	956
Greer, Denise	11/2/2014	11/15/2014	1083NG	400
Kilborn, Willia	11/2/2014	11/15/2014	1075PQ	400
Malota, Cindy	11/2/2014	11/15/2014	1075MA	400
Marple, Nancy	11/2/2014	11/15/2014	1074PP	200
McIntire, Norma	11/2/2014	11/15/2014	10810G	400
Najjar, Dee	11/2/2014	11/15/2014	1075MV	400
Rea, Therese	11/2/2014	11/15/2014	1075MR	200
Shough, Pat	11/2/2014	11/15/2014	1075MS	400
Stafford, Jill	11/2/2014	11/15/2014	1075MO	400
Strippoli, Rose	11/2/2014	11/15/2014	1075PE	200
Williamson, Car	11/2/2014	11/15/2014	1075KN	400
Lucas, Susan	11/2/2014	11/22/2014	1074PG	400
Novick, Nancy	11/2/2014	11/22/2014	1080B4	600
Topping, Nancy	11/2/2014	11/22/2014	1075MD	600

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Wardell, Joana	11/2/2014	11/22/2014	1075KO	600
Zdybel, Rebecca	11/2/2014	11/22/2014	1074PF	400
Booty, Lisa	11/6/2014	11/9/2014	1078J7	106.47
King, Dan	11/6/2014	11/10/2014	1080R9	60.44
Swing, Jane	11/7/2014	11/9/2014	1083H8	147.94
Crooks, Rita	11/7/2014	11/15/2014	1083NA	200
Hightower, Char	11/8/2014	11/13/2014	1077OJ	55.7
O'dell, J.m.	11/8/2014	11/13/2014	1085YD	55.7
Barrett, Joan	11/8/2014	11/15/2014	108130	200
Bell, Karen	11/8/2014	11/15/2014	1083N7	200
Call, Frances	11/8/2014	11/15/2014	1075N0	200
Cotter, Anne	11/8/2014	11/15/2014	1083LU	200
Diegel, Pamela	11/8/2014	11/15/2014	10810A	200
Musham, Catheri	11/8/2014	11/15/2014	1075MX	200
Oldfather, Ann	11/8/2014	11/15/2014	10812X	200
Cork, Elizabeth	11/8/2014	11/16/2014	1075MY	200
Rhoads, Nancy	11/8/2014	11/22/2014	1075MZ	400
Lark, James M	11/9/2014	11/12/2014	1077DW	55.7
Luker, Robert	11/9/2014	11/12/2014	1085PS	55.7
Mitchell, Jack	11/9/2014	11/12/2014	10787J	55.7
Rollison, Diane	11/9/2014	11/12/2014	1084YC	55.7
Collins, Hoyt	11/9/2014	11/13/2014	1085R1	55.7
Ezzell, Sam	11/9/2014	11/13/2014	1078D2	55.7
Gamble, Linn	11/9/2014	11/13/2014	1086PL	55.7
Lane, Don	11/9/2014	11/13/2014	1085O1	55.7
Barnes, Carole	11/9/2014	11/15/2014	1075L3	200
Barthell, Brend	11/9/2014	11/15/2014	1075PU	200
Blum, Sandra	11/9/2014	11/15/2014	1083LZ	200
Budding, Charlo	11/9/2014	11/15/2014	1075NB	200
Conn, Deborah	11/9/2014	11/15/2014	1075PW	200
Daniels, Ann	11/9/2014	11/15/2014	1083LW	200
Davis, Barbara	11/9/2014	11/15/2014	1075L0	200
Dayton, Paulett	11/9/2014	11/15/2014	108132	200
Dodson, Karen	11/9/2014	11/15/2014	1074MJ	400
Draughon, Lyn	11/9/2014	11/15/2014	10810B	400
Eldridge, Diana	11/9/2014	11/15/2014	1075NC	200
Evans, Cindy	11/9/2014	11/15/2014	1083LV	500
Farnsworth, Jam	11/9/2014	11/15/2014	1080AZ	200
Flinn, Colleen	11/9/2014	11/15/2014	1075PG	200
Gardner, Fran	11/9/2014	11/15/2014	1074PR	400
Geary, Elise We	11/9/2014	11/15/2014	1075N2	200
Gehbardt, Marit	11/9/2014	11/15/2014	1075N3	200
Griffin, Warren	11/9/2014	11/15/2014	108109	200
Hazel, Andrea	11/9/2014	11/15/2014	1075N7	200
Helwig, Hank	11/9/2014	11/15/2014	1075N6	200
Lazar, Andrea	11/9/2014	11/15/2014	1074PM	200
Leach, Tom	11/9/2014	11/15/2014	1083M1	200
Martin, Donna	11/9/2014	11/15/2014	10810C	200
Mathewson, Caro	11/9/2014	11/15/2014	1080B5	200
Merritt, Janice	11/9/2014	11/15/2014	1083LX	200
Milici, Marilyn	11/9/2014	11/15/2014	1080B1	200
Moss, Sylvia	11/9/2014	11/15/2014	1075ND	200
ONeil, Faye	11/9/2014	11/15/2014	10812Z	200
Patterson, Mari	11/9/2014	11/15/2014	108133	200
Plowman, Wendy	11/9/2014	11/15/2014	1075L1	200
Ramsey, Sue	11/9/2014	11/15/2014	1080ZS	200
Reynolds, Ursul	11/9/2014	11/15/2014	1075N8	200
Rileigh, Kitty	11/9/2014	11/15/2014	1074MR	200
Robbins, Marily	11/9/2014	11/15/2014	1073VV	200
Ross, Eileen	11/9/2014	11/15/2014	108131	200
Schwartz, Doris	11/9/2014	11/15/2014	1083LY	200
Seeley, Alice	11/9/2014	11/15/2014	1080ZX	200
Simmons, Carol	11/9/2014	11/15/2014	1074PV	200
Stratil, Sandy	11/9/2014	11/15/2014	1075N9	200
Streett, Lala	11/9/2014	11/15/2014	1083NB	200
Stroud, Lisa	11/9/2014	11/15/2014	1074PQ	200
Tureson, Lisa	11/9/2014	11/15/2014	1080ZV	200
Van Wagner, Pat	11/9/2014	11/15/2014	1083M0	200
Walker, Susan	11/9/2014	11/15/2014	1074PB	400
Waybright, Kitt	11/9/2014	11/15/2014	1075N4	200
Weir, Tracie	11/9/2014	11/15/2014	1080ZW	200
Wikler, Madelin	11/9/2014	11/15/2014	1075PX	200
Wilbanks, Mary	11/9/2014	11/15/2014	1075KF	200
Wild, Beau	11/9/2014	11/15/2014	1083N9	200
Zimmerman, Lou	11/9/2014	11/15/2014	1075L2	200
Zohur, Anne	11/9/2014	11/15/2014	1080ZR	200
Alderson, Marga	11/9/2014	11/22/2014	1075PI	400
Bruns, Ria	11/9/2014	11/22/2014	1075NA	200
Carruth, Rebecc	11/9/2014	11/22/2014	1075N5	400
Eckstom, Kim	11/9/2014	11/22/2014	10810D	200
Eckstrom, Willi	11/9/2014	11/22/2014	10810E	200
George, Barbara	11/9/2014	11/22/2014	1074MS	400
Hannabass, Kath	11/9/2014	11/22/2014	1075PK	400
Evridge, Sharon	11/10/2014	11/14/2014	10859H	81.77

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Ford, Carolyn	11/13/2014	11/16/2014	1086KL	58.07
Tremain, Dena	11/13/2014	11/16/2014	1086PH	58.07
Brannan, Harvey	11/14/2014	11/16/2014	1086P4	77.03
Martin, Rebecca	11/14/2014	11/16/2014	1086A4	77.03
Pitts, John	11/14/2014	11/16/2014	1085QS	58.07
Rowe, Mark	11/14/2014	11/16/2014	1085I6	77.03
Walsh, Tom	11/14/2014	11/16/2014	1085W2	58.07
Colligan, Jacqu	11/15/2014	11/22/2014	1074MT	200
Crosby, Annette	11/15/2014	11/22/2014	108119	200
Delgaty, Kie	11/15/2014	11/22/2014	1075NI	200
Delgaty, Patric	11/15/2014	11/22/2014	1075NJ	200
Holleran, Susan	11/15/2014	11/22/2014	108114	200
Kovacic, Kym	11/15/2014	11/22/2014	1075NE	200
Miller, Karen D	11/15/2014	11/22/2014	1080B0	200
Sliger, Suzanne	11/15/2014	11/22/2014	108113	200
St Hilaire, Car	11/15/2014	11/22/2014	108116	200
Livingston, Meg	11/15/2014	11/23/2014	1075LI	200
Stanley, Lynn	11/15/2014	11/23/2014	10810H	200
Bentley, Sheila	11/16/2014	11/22/2014	1075LE	200
Beshore, Ann	11/16/2014	11/22/2014	1074Q0	200
Black, Gail	11/16/2014	11/22/2014	108118	200
Clark, Donnelle	11/16/2014	11/22/2014	1075NT	200
Coates, Beverly	11/16/2014	11/22/2014	1074MU	1451
Coleman, Kay	11/16/2014	11/22/2014	1083M5	200
Fenstermacher,	11/16/2014	11/22/2014	1075LH	200
Frohmader, Barb	11/16/2014	11/22/2014	10810V	200
Gair, Mary	11/16/2014	11/22/2014	1075LJ	400
Hamm, Joanne	11/16/2014	11/22/2014	1074Q2	200
Harlow, Lisa	11/16/2014	11/22/2014	1075NR	200
Higgs, Carol	11/16/2014	11/22/2014	1075LG	200
Jones, Jacqueli	11/16/2014	11/22/2014	1075PH	200
Kaufman, Linda	11/16/2014	11/22/2014	1075LD	200
Knox, Anne	11/16/2014	11/22/2014	108117	200
Lackey, Susan	11/16/2014	11/22/2014	1080AY	200
Ladd, Jim	11/16/2014	11/22/2014	1075NN	200
Leahy, Mary	11/16/2014	11/22/2014	1075KM	400
Leddy, Stephani	11/16/2014	11/22/2014	1075NP	200
Long, Teresa	11/16/2014	11/22/2014	1075NS	200
Martire, Amy	11/16/2014	11/22/2014	108102	200
McIntyre, Dee A	11/16/2014	11/22/2014	1074PS	200
McNeely, Rebecc	11/16/2014	11/22/2014	108100	200
Mertes, Corinne	11/16/2014	11/22/2014	1075NK	200
Moreto, Marie L	11/16/2014	11/22/2014	1075NL	200
Nichols, Suzann	11/16/2014	11/22/2014	1074Q1	200
Partin, Loretta	11/16/2014	11/22/2014	108115	200
Petterson, Lynn	11/16/2014	11/22/2014	1074PZ	200
Piantenk, Chris	11/16/2014	11/22/2014	1075LL	200
Poffenbarger, S	11/16/2014	11/22/2014	1075LK	200
Porter, Susan	11/16/2014	11/22/2014	1074PY	200
Proteau, Larry	11/16/2014	11/22/2014	1074MW	200
Schumacher, Kri	11/16/2014	11/22/2014	108138	200
Scruggs, Pam	11/16/2014	11/22/2014	1080AX	200
Stuller, Susan	11/16/2014	11/22/2014	1075NO	200
Swenson, Juliet	11/16/2014	11/22/2014	1075L8	200
Tadd, Maria	11/16/2014	11/22/2014	1080ZY	200
Turner, Sharon	11/16/2014	11/22/2014	1075LF	200
Van Audek, Eile	11/16/2014	11/22/2014	1075NU	200
Vaughan, David	11/16/2014	11/22/2014	1083M9	200
Vaughan, Janie	11/16/2014	11/22/2014	1083M6	200
Zajano, Carol	11/16/2014	11/22/2014	1075NQ	200
Mcnulty, Dennis	11/19/2014	11/23/2014	1082JV	58.07
Edwards, Arthur	11/20/2014	11/22/2014	10822V	58.07
Duncan, Stephan	11/20/2014	11/23/2014	1080EY	58.07
Jenkins, Brian	11/20/2014	11/23/2014	108654	58
Moose, John	11/20/2014	11/23/2014	10867M	58.07
Jolly, Jerry	11/20/2014	11/24/2014	1084F1	58.07
Watlington, Bre	11/24/2014	11/29/2014	1082JA	117.85
Bell, Donna	11/25/2014	11/30/2014	10837D	130.17
Jackson, Barbar	11/26/2014	11/29/2014	1076R2	95.62
Robertson, Lean	11/26/2014	11/30/2014	1079GG	81.77
Armstrong, Fred	11/27/2014	11/29/2014	10643I	167.11
Bernardi, Richa	11/27/2014	11/30/2014	1075GH	116.14
Bernardi, Richa	11/27/2014	11/30/2014	1075GI	58.07
Osetinsky, Patr	11/27/2014	11/30/2014	108178	58.07
Osetinsky, Patr	11/27/2014	11/30/2014	10817A	116.13
Quiery, Thomas	11/27/2014	11/30/2014	1085AH	58.07
Dyrhaug, Glenn	11/28/2014	11/30/2014	1074RQ	116.14
Dyrhaug, Glenn	11/28/2014	11/30/2014	1074RR	58.07
Henriksen, Ambe	11/28/2014	11/30/2014	1076P3	58.07
Quiery, Dan	11/28/2014	11/30/2014	1074ZI	58.07
Quiery, Maureen	11/28/2014	11/30/2014	10753T	116.14
Rzepka, Amanda	11/28/2014	12/1/2014	1075KT	124.24
Dyrhaug, Patti	11/28/2014	12/2/2014	1084ZK	58.07
Dyrhaug, Patti	11/28/2014	12/2/2014	1084ZM	58.07

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Fuller, Mike	11/28/2014	12/2/2014	10842H	58.07
Hurt, Alexandre	11/29/2014	11/30/2014	1086BT	58.07
Dabbs, Barbara	12/3/2014	12/7/2014	1051FF	109.56
Dabbs, Barbara	12/3/2014	12/7/2014	1051FG	54.78
Mclerren, Lynn	12/3/2014	12/7/2014	1054CF	54.78
Schoener, Donna	12/3/2014	12/7/2014	1051FH	54.78
Hoyle, Peggy &	12/3/2014	12/8/2014	1048XE	54.78
Lasseter, Butch	12/3/2014	12/8/2014	1051FL	54.78
Myers, Gloria	12/4/2014	12/6/2014	1068E2	54.78
Adams, Diane &	12/4/2014	12/7/2014	1051FK	54.78
Bagley, Shelia	12/4/2014	12/7/2014	1054C3	64.78
Cassels, Iris	12/4/2014	12/7/2014	1048XB	54.78
Cassels, Iris	12/4/2014	12/7/2014	1048XC	54.78
Hollis, Dawn	12/4/2014	12/7/2014	105872	54.78
Ormand, Marsha	12/4/2014	12/7/2014	10752V	109.56
Ormand, Marsha	12/4/2014	12/7/2014	10752W	54.78
Osborne, Ann	12/4/2014	12/7/2014	1051GV	217.71
Pomykala, Peggy	12/4/2014	12/7/2014	10691R	54.78
Purdy, Robin	12/4/2014	12/7/2014	1053F1	54.78
Shaw, Devonda	12/4/2014	12/7/2014	1076VQ	71.95
Strother, Maure	12/4/2014	12/7/2014	10546G	164.34
Stroupe, Tammy	12/4/2014	12/7/2014	1048XD	174.46
Woods, David	12/4/2014	12/7/2014	1084SF	90.59
Burgess, Martha	12/4/2014	12/8/2014	10546H	54.78
Burgess, Martha	12/4/2014	12/8/2014	10546J	54.78
Kecskes, Willia	12/4/2014	12/8/2014	10546C	54.78
White, Betty	12/4/2014	12/8/2014	1051GT	219.12
Hollenbaugh, My	12/5/2014	12/7/2014	1058FR	102.1
Morrow, John	12/5/2014	12/7/2014	10854L	101.26
Page, Patricia	12/5/2014	12/7/2014	1086G3	71.95
Wise, Frances	12/5/2014	12/7/2014	10752S	54.78
Becknell, Joann	12/5/2014	12/8/2014	10597C	119.31
Mellick, Kurt	12/11/2014	12/14/2014	1077ED	88.69
Popejoy, Debra	12/11/2014	12/14/2014	107742	88.69
Maier, Renelle	12/11/2014	12/15/2014	1077OY	100.47
Stanton, Duane	12/14/2014	12/20/2014	1065WT	102.1
Chandrarajan, L	12/22/2014	12/27/2014	1084M6	124.24
Rector, Ted	12/25/2014	12/30/2014	1083NQ	115.95
Elsholtz, Harry	12/26/2014	12/30/2014	1065BE	149.18
Asp, Bob	1/21/2015	1/25/2015	1085YE	72.29
Augustine, John	1/22/2015	1/25/2015	1081YC	72.29
Hurley, J.shann	1/22/2015	1/25/2015	1081SO	65
Koon, Larry	1/22/2015	1/25/2015	1065DT	73.69
Mann, Carolyn	1/22/2015	1/25/2015	1085KF	72.29
Stroupe, Bill	1/22/2015	1/25/2015	1076CS	72.29
Stroupe, Bill	1/22/2015	1/25/2015	1076CU	72.29
Sullivan, David	1/22/2015	1/25/2015	10861A	72.29
Walker, Barbara	1/22/2015	1/25/2015	1067W4	72.9
Duchaine, Simeo	1/23/2015	1/25/2015	1083FX	72.29
Grier, Joann	1/23/2015	1/25/2015	1083NW	72.29
Grier, Joann	1/23/2015	1/25/2015	1083NX	72.29
Gum, Roger	1/23/2015	1/25/2015	1085J0	72.29
Johnson, Robert	1/23/2015	1/25/2015	1083XZ	72.29
Shelly, Christo	1/23/2015	1/25/2015	10755F	72.29
Swartz, Bernice	1/23/2015	1/25/2015	10747R	72.29
Vrana, Philip	1/23/2015	1/25/2015	1083UE	72.29
Anderson, John	1/29/2015	2/1/2015	1082PR	68.73
Bell, William	1/29/2015	2/1/2015	10867A	68.73
Billings, Charl	1/29/2015	2/1/2015	10850Y	137.46
Billings, Charl	1/29/2015	2/1/2015	10850Z	68.73
Evans, Carloyn	1/29/2015	2/1/2015	1086DA	68.73
Gillespie, Char	1/29/2015	2/1/2015	1082JK	104.28
Hill, Rayford	1/29/2015	2/1/2015	1079E0	68.73
Jimmerson, Burl	1/29/2015	2/1/2015	10781V	80.58
Rouse, Kenny	1/29/2015	2/1/2015	1082RP	104.28
Hayes, Alonzo	1/30/2015	2/1/2015	1082J8	68.73
Pfaehler, Karl	1/30/2015	2/1/2015	1082GI	80.58
Schulte, Julie	1/30/2015	2/1/2015	10782U	139.84
Erickson, Karen	2/3/2015	2/5/2015	1069WI	93.36
Michaelsen, Loi	2/3/2015	2/5/2015	10852I	92.56
Pittman, Jay	2/3/2015	2/6/2015	107018	93.36
Wooddell, Pamel	2/5/2015	2/8/2015	1082PW	295.71
Zimmermann, Reg	3/25/2015	3/27/2015	1078KN	134.18
Black, Jeffrey	3/27/2015	3/30/2015	1085XH	129.17
Bacon, Amy	4/4/2015	4/10/2015	1080W5	248.67
Tooley, Michael	4/4/2015	4/11/2015	1082JL	146.04
Asselin, Bethan	4/15/2015	4/19/2015	1086FE	141.02
Wright, Edward	4/23/2015	4/27/2015	1082UJ	266.44
Stephens, Shane	4/27/2015	5/2/2015	1082UB	134.61
Stefanides, Aro	6/18/2015	6/21/2015	1084HG	194.34
Stefanides, Gil	6/18/2015	6/21/2015	1084ZP	300
Faulkenberry, M	6/21/2015	6/28/2015	1082UH	319.77
Gloster, Lorrai	6/25/2015	6/28/2015	1085FH	223.97
Underwood, Caro	7/3/2015	7/5/2015	1080BR	342.47

Schedule 4.1.17
RESERVATION AGREEMENTS AND DEPOSITS
[Includes Transient and Group Guests]
As of 8/22/14

Mooney, Patrick	7/3/2015	7/8/2015	1079UR	297
Small, Betty	7/4/2015	7/11/2015	1078BR	306.14
Sims, David	7/5/2015	7/12/2015	1080UT	186.33
Adams, Bobby	7/19/2015	7/24/2015	1086GB	188.42
Dorsey, Otis	7/31/2015	8/2/2015	1085QW	247.67
Ferrell, Mira	9/4/2015	9/6/2015	1070DY	200
Read, Donna	10/3/2015	10/4/2015	1075OX	105.47
			Total	587800.05

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

**SCHEDULE 4.1.17a**
**Reservation Agreements and Deposits**

**Account Market Segments:** Include all
**Booking Market Segments:**
**Booking Type:** All
**Counts shown:** Blocked or pickup depending on pickup complete flag
**Booked By:** All

**Guest Rooms Control Log for August 2014**

## Springmaid Beach Resort

**Report Range**
**8/1/2014 - 12/31/2020**

| | 1 Fri | 2 Sat | 3 Sun | 4 Mon | 5 Tue | 6 Wed | 7 Thu | 8 Fri | 9 Sat | 10 Sun | 11 Mon | 12 Tue | 13 Wed | 14 Thu | 15 Fri | 16 Sat | 17 Sun | 18 Mon | 19 Tue | 20 Wed | 21 Thu | 22 Fri | 23 Sat | 24 Sun | 25 Mon | 26 Tue | 27 Wed | 28 Thu | 29 Fri | 30 Sat | 31 Sun | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| *Definite* | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| * Triple Crown | 7 | 8 | 5 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 20 | 168.00 | 3360 | SBK |
| * STAFF Triple C | 6 | 6 | 3 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 15 | 0.00 | 0 | SBK |
| * Ohio Ice | 8 | 8 | 2 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 18 | 174.22 | 3136 | SBK |
| * BC Explosion | 10 | 10 | 1 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 21 | 167.76 | 3523 | SBK |
| * Vanessa Laze | 7 | 6 | 1 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 14 | 163.36 | 2287 | KAW |
| * Holland Fami | 8 | 8 | 2 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 18 | 181.22 | 3262 | SBK |
| * Simmons Fami | 24 | 24 | 5 | 1 | 1 | | | | | | | | | | | | | | | | | | | | | | | | | | | 55 | 193.69 | 10653 | SBK |
| * Hill Fami | 12 | 12 | 1 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 25 | 179.40 | 4485 | SBK |
| * Lefferts Fam | 1 | 10 | 10 | 9 | 2 | | | | | | | | | | | | | | | | | | | | | | | | | | | 32 | 168.59 | 5395 | SBK |
| * Williams Lan | 6 | 6 | 3 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 15 | 162.47 | 2437 | SBK |
| * FullUPCheer | 15 | 15 | 15 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 45 | 164.00 | 7380 | PSR |
| * World Fast P | | | 5 | 6 | 6 | 6 | 6 | 2 | 2 | 1 | | | | | | | | | | | | | | | | | | | | | | 34 | 169.61 | 5767 | SBK |
| * Barnes Famil | | | 6 | 6 | 6 | 5 | 5 | | | | | | | | | | | | | | | | | | | | | | | | | 28 | 159.00 | 4452 | SBK |
| * Nutty Butty | | | | 19 | 19 | 19 | 19 | | | | | | | | | | | | | | | | | | | | | | | | | 76 | 133.82 | 10170 | SBK |
| * Pittman Lyon | | | | | | 9 | 10 | 10 | 10 | | | | | | | | | | | | | | | | | | | | | | | 39 | 169.26 | 6601 | SBK |
| * Rector Famil | | | | | | | | 9 | 9 | | | | | | | | | | | | | | | | | | | | | | | 18 | 163.44 | 2942 | SBK |
| * Moody Family | | | | | | | 3 | 12 | 12 | 1 | | | | | | | | | | | | | | | | | | | | | | 28 | 173.75 | 4865 | SBK |
| * Catherine Ro | | | | | | | | 1 | 1 | | | | | | | | | | | | | | | | | | | | | | | 2 | 84.50 | 169 | KAW |
| Coral Springs S | | | | | | | | 1 | 13 | 15 | 16 | 16 | 16 | 14 | 2 | | | | | | | | | | | | | | | | | 93 | 215.22 | 20015 | SBK |
| Carr Rutledg | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 0 | 0.00 | 0 | SBK |
| * Marvin Ridge | | | | | | | | | | 12 | 12 | | | | | | | | | | | | | | | | | | | | | 24 | 129.00 | 3096 | SBK |
| Counts Famil | | | | | | | | | | | | | | 3 | 11 | 11 | | | | | | | | | | | | | | | | 25 | 152.08 | 3802 | SBK |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

2

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

**Guest Rooms Control Log for August 2014**

**Report Range 8/1/2014 - 12/31/2020**

| | 1 Fri | 2 Sat | 3 Sun | 4 Mon | 5 Tue | 6 Wed | 7 Thu | 8 Fri | 9 Sat | 10 Sun | 11 Mon | 12 Tue | 13 Wed | 14 Thu | 15 Fri | 16 Sat | 17 Sun | 18 Mon | 19 Tue | 20 Wed | 21 Thu | 22 Fri | 23 Sat | 24 Sun | 25 Mon | 26 Tue | 27 Wed | 28 Thu | 29 Fri | 30 Sat | 31 Sun | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Gray Family | | | | | | | | | | | | | | 1 | 30 | 30 | | | | | | | | | | | | | | | | 61 | 159.33 | 9719 | SBK |
| Catapult Mee | | | | | | | | | | | | | | 1 | 18 | 16 | 6 | 1 | | | | | | | | | | | | | | 42 | 149.00 | 6258 | SBK |
| Timmons Fami | | | | | | | | | | | | | | | 13 | 13 | | | | | | | | | | | | | | | | 26 | 162.21 | 4217 | SBK |
| Hampton Fami | | | | | | | | | | | | | | | 7 | 7 | | | | | | | | | | | | | | | | 14 | 159.00 | 2226 | SBK |
| Whitaker Family | | | | | | | | | | | | | | | 7 | 7 | | | | | | | | | | | | | | | | 14 | 142.00 | 1988 | SBK |
| Team PSA Arm | | | | | | | | | | | | | | | 20 | 20 | | | | | | | | | | | | | | | | 40 | 104.25 | 4170 | PSR |
| Daniel Circl | | | | | | | | | | | | | | | 61 | 60 | | | | | | | | | | | | | | | | 121 | 138.98 | 16817 | PSR |
| Blanding Fam | | | | | | | | | | | | | | | | | | | | 2 | 4 | 11 | 11 | | | | | | | | | 28 | 122.64 | 3434 | SBK |
| Greater Insi | | | | | | | | | | | | | | | | | | | | | | 8 | 9 | | | | | | | | | 17 | 109.00 | 1853 | KGH |
| Coastal Netw | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 0 | 0.00 | 0 | SBK |
| Howarth Fam | | | | | | | | | | | | | | | | | | | | | 4 | 4 | 4 | 4 | | | | | | | | 16 | 119.00 | 1904 | SBK |
| Florence Pan | | | | | | | | | | | | | | | | | | | | | | 4 | 8 | 1 | | | | | | | | 13 | 99.00 | 1287 | SBK |
| Sahara Saylo | | | | | | | | | | | | | | | | | | | | | | 13 | 15 | 2 | | | | | | | | 30 | 119.00 | 3570 | KAW |
| Team PSA Arm | | | | | | | | | | | | | | | | | | | | | | 22 | 22 | | | | | | | | | 44 | 129.00 | 5676 | PSR |
| Housing Auth | | | | | | | | | | | | | | | | | | | | | | 8 | 8 | | | | | | | | | 16 | 109.00 | 1744 | SBK |
| Brevard Fami | | | | | | | | | | | | | | | | | | | | | | | | | | | | 1 | 5 | 4 | 3 | 13 | 144.77 | 1882 | SBK |
| Rouse Thomps | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 6 | 6 | | 12 | 142.33 | 1708 | SBK |
| Terrell Pres | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 3 | 14 | 14 | 31 | 144.00 | 4464 | KAW |
| Sanders Fami | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 17 | 18 | 17 | 52 | 150.54 | 7828 | SBK |
| Rhodes Young | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 15 | 15 | 2 | 32 | 136.75 | 4376 | SBK |
| Pritchett Fa | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 13 | 13 | | 26 | 150.54 | 3914 | SBK |
| Wilson Famil | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 10 | 14 | 6 | 30 | 151.00 | 4530 | SBK |
| Beach Boogie | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 4 | 2 | 2 | 8 | 141.50 | 1132 | SBK |
| Bishop's Sch | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 1 | 1 | 2 | 69.00 | 138 | KGH |
| Alisha Carit | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 1 | 1 | 104.00 | 104 | KAW |
| Frontiers Ch | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 9 | 9 | 105.78 | 952 | SBK |
| **Blk/Pkp Total:** | 104 | 113 | 59 | 41 | 34 | 39 | 43 | 35 | 47 | 29 | 28 | 16 | 16 | 19 | 169 | 164 | 6 | 1 | | 2 | 8 | 70 | 77 | 7 | | | | 1 | 73 | 87 | 55 | 1343 | 151.67 | 203688 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

3

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

Guest Rooms Control Log for
August 2014

## Springmaid Beach Resort

Report Range
8/1/2014 - 12/31/2020

| | 1 Fri | 2 Sat | 3 Sun | 4 Mon | 5 Tue | 6 Wed | 7 Thu | 8 Fri | 9 Sat | 10 Sun | 11 Mon | 12 Tue | 13 Wed | 14 Thu | 15 Fri | 16 Sat | 17 Sun | 18 Mon | 19 Tue | 20 Wed | 21 Thu | 22 Fri | 23 Sat | 24 Sun | 25 Mon | 26 Tue | 27 Wed | 28 Thu | 29 Fri | 30 Sat | 31 Sun | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| *Monthly Totals:* | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Blk/Pkp Total: | 104 | 113 | 59 | 41 | 34 | 39 | 43 | 35 | 47 | 29 | 28 | 16 | 16 | 19 | 169 | 164 | 6 | 1 | | 2 | 8 | 70 | 77 | 7 | | | | 1 | 73 | 87 | 55 | 1343 | 151.67 | 203688 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

4

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
**September 2014**

Report Range
**8/1/2014 - 12/31/2020**

| | 1 Mon | 2 Tue | 3 Wed | 4 Thu | 5 Fri | 6 Sat | 7 Sun | 8 Mon | 9 Tue | 10 Wed | 11 Thu | 12 Fri | 13 Sat | 14 Sun | 15 Mon | 16 Tue | 17 Wed | 18 Thu | 19 Fri | 20 Sat | 21 Sun | 22 Mon | 23 Tue | 24 Wed | 25 Thu | 26 Fri | 27 Sat | 28 Sun | 29 Mon | 30 Tue | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Terrell Pres | 2 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 2 | 144.00 | 288 | KAW |
| Beach Boogie | 1 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 1 | 149.00 | 149 | SBK |
| Bishop's Sch | 10 | 111 | 111 | 27 | 2 | | | | | | | | | | | | | | | | | | | | | | | | | | 261 | 68.47 | 17871 | KGH |
| Alisha Carit | 2 | 2 | 3 | 14 | 20 | 15 | 1 | | | | | | | | | | | | | | | | | | | | | | | | 57 | 104.00 | 5928 | KAW |
| SCAAS | | 2 | 41 | 40 | 5 | 4 | | | | | | | | | | | | | | | | | | | | | | | | | 92 | 69.00 | 6348 | PSR |
| Victory Chri | | 121 | 121 | 121 | | | | | | | | | | | | | | | | | | | | | | | | | | | 363 | 69.00 | 25047 | KGH |
| Pamela Gordo | | | 1 | 1 | 7 | 21 | 22 | 1 | | | | | | | | | | | | | | | | | | | | | | | 53 | 89.00 | 4717 | KAW |
| Austin Road | | | 11 | 11 | | | | | | | | | | | | | | | | | | | | | | | | | | | 22 | 50.18 | 1104 | KGH |
| Grimsley Fam | | | | 8 | 25 | 25 | 3 | | | | | | | | | | | | | | | | | | | | | | | | 61 | 87.25 | 5322 | SBK |
| Manning Trai | | | | 1 | 27 | 28 | 2 | 1 | | | | | | | | | | | | | | | | | | | | | | | 59 | 87.64 | 5171 | SBK |
| Couples Clas | | | | 1 | 1 | | | | | | | | | | | | | | | | | | | | | | | | | | 2 | 69.00 | 138 | SBK |
| Southern Met | | | | | 31 | 31 | | | | | | | | | | | | | | | | | | | | | | | | | 62 | 99.00 | 6138 | KGH |
| First Assemb | | | | | 15 | 15 | | | | | | | | | | | | | | | | | | | | | | | | | 30 | 89.00 | 2670 | KGH |
| SFF Covenant | | | | | 1 | 5 | 5 | 17 | 17 | 17 | 17 | 1 | | | | | | | | | | | | | | | | | | | 80 | 60.63 | 4850 | KGH |
| SFFWashington | | | | | 1 | 1 | 1 | 23 | 23 | 22 | 19 | | | | | | | | | | | | | | | | | | | | 90 | 53.49 | 4814 | KGH |
| Dianne McCle | | | | | 1 | 10 | 9 | 1 | 1 | | | | | | | | | | | | | | | | | | | | | | 22 | 79.00 | 1738 | KAW |
| Senior Fall | | | | | | 1 | 7 | 18 | 18 | 18 | 18 | | | | | | | | | | | | | | | | | | | | 80 | 60.94 | 4875 | KGH |
| SFF Reedy Fork | | | | | | 1 | 1 | 16 | 16 | 16 | 16 | | | | | | | | | | | | | | | | | | | | 66 | 58.00 | 3828 | KGH |
| SFF Master | | | | | | | 1 | 9 | 9 | 9 | 9 | 1 | | | | | | | | | | | | | | | | | | | 38 | 58.00 | 2204 | KGH |
| West End Chu | | | | | | | 1 | 26 | 26 | 26 | 26 | 2 | 1 | | | | | | | | | | | | | | | | | | 108 | 65.00 | 7020 | KGH |
| Tucker Count | | | | | | | 23 | 23 | 23 | 23 | | | | | | | | | | | | | | | | | | | | | 92 | 69.00 | 6348 | KGH |
| SFF Eastland | | | | | | | 1 | 8 | 8 | 8 | 8 | 2 | 2 | | | | | | | | | | | | | | | | | | 37 | 58.00 | 2146 | KGH |
| SFF Homeland F | | | | | | | 3 | 3 | 3 | 3 | 3 | | | | | | | | | | | | | | | | | | | | 15 | 58.00 | 870 | KGH |
| Senior Fall | | | | | | | 2 | 11 | 11 | 11 | 11 | | | | | | | | | | | | | | | | | | | | 46 | 58.00 | 2668 | KGH |
| SFF Hillcrest | | | | | | | 20 | 20 | 20 | 20 | 20 | | | | | | | | | | | | | | | | | | | | 100 | 58.00 | 5800 | KGH |
| SFF Whitefield | | | | | | | 2 | 9 | 9 | 9 | 9 | | | | | | | | | | | | | | | | | | | | 38 | 58.00 | 2204 | KGH |
| SFF New Hope | | | | | | | 5 | 5 | 5 | 5 | 5 | | | | | | | | | | | | | | | | | | | | 25 | 57.00 | 1425 | KGH |
| SFF Tabernacle | | | | | | | 1 | 10 | 10 | 10 | 10 | | | | | | | | | | | | | | | | | | | | 41 | 58.00 | 2378 | KGH |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

5

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

**Guest Rooms Control Log for September 2014**

**Report Range 8/1/2014 - 12/31/2020**

| | 1 Mon | 2 Tue | 3 Wed | 4 Thu | 5 Fri | 6 Sat | 7 Sun | 8 Mon | 9 Tue | 10 Wed | 11 Thu | 12 Fri | 13 Sat | 14 Sun | 15 Mon | 16 Tue | 17 Wed | 18 Thu | 19 Fri | 20 Sat | 21 Sun | 22 Mon | 23 Tue | 24 Wed | 25 Thu | 26 Fri | 27 Sat | 28 Sun | 29 Mon | 30 Tue | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| SFF Forest Hll | | | | | | | 1 | 1 | 1 | 1 | 1 | | | | | | | | | | | | | | | | | | | | 5 | 0.00 | 0 | KGH |
| South Main S | | | | | | | | 16 | 16 | | | | | | | | | | | | | | | | | | | | | | 32 | 64.19 | 2054 | KGH |
| SFF Pelzer | | | | | | | | 5 | 5 | 5 | 5 | | | | | | | | | | | | | | | | | | | | 20 | 58.00 | 1160 | KGH |
| SFFNew Prospc | | | | | | | | 6 | 6 | 6 | 6 | | | | | | | | | | | | | | | | | | | | 24 | 58.00 | 1392 | KGH |
| Senior Fall | | | | | | | | 5 | 5 | 5 | 5 | | | | | | | | | | | | | | | | | | | | 20 | 58.00 | 1160 | KGH |
| Senior Fall | | | | | | | | 9 | 9 | 9 | 9 | | | | | | | | | | | | | | | | | | | | 36 | 58.00 | 2088 | KGH |
| Senior Fall | | | | | | | | 10 | 10 | 10 | 10 | | | | | | | | | | | | | | | | | | | | 40 | 58.00 | 2320 | KGH |
| SFF S Elm | | | | | | | | 13 | 13 | 13 | 13 | | | | | | | | | | | | | | | | | | | | 52 | 58.00 | 3016 | KGH |
| SFFStandng Spr | | | | | | | | 10 | 10 | 10 | 10 | | | | | | | | | | | | | | | | | | | | 40 | 58.00 | 2320 | KGH |
| SFF Rabun Cree | | | | | | | | 8 | 8 | 8 | 8 | | | | | | | | | | | | | | | | | | | | 32 | 58.00 | 1856 | KGH |
| SFF Hillside | | | | | | | | 5 | 5 | 5 | 5 | | | | | | | | | | | | | | | | | | | | 20 | 58.00 | 1160 | KGH |
| SFF Mauldin | | | | | | | | 7 | 7 | 7 | 7 | | | | | | | | | | | | | | | | | | | | 28 | 58.00 | 1624 | KGH |
| Senior Fall | | | | | | | | 4 | 4 | 4 | 4 | | | | | | | | | | | | | | | | | | | | 16 | 58.00 | 928 | KGH |
| SFFLake City | | | | | | | | 7 | 7 | 7 | 7 | | | | | | | | | | | | | | | | | | | | 28 | 58.00 | 1624 | KGH |
| SFF Greer | | | | | | | | 6 | 6 | 6 | 6 | | | | | | | | | | | | | | | | | | | | 24 | 57.17 | 1372 | KGH |
| SFF Rehoboth B | | | | | | | | 4 | 4 | 4 | 4 | | | | | | | | | | | | | | | | | | | | 16 | 58.00 | 928 | KGH |
| SFFBeaver Dam | | | | | | | | 5 | 5 | 5 | 5 | | | | | | | | | | | | | | | | | | | | 20 | 58.00 | 1160 | KGH |
| SFF Augusta | | | | | | | | 3 | 3 | 3 | 3 | | | | | | | | | | | | | | | | | | | | 12 | 58.00 | 696 | KGH |
| Senior Fall | | | | | | | | 7 | 7 | 7 | 7 | | | | | | | | | | | | | | | | | | | | 28 | 58.00 | 1624 | KGH |
| SFFClear Spring | | | | | | | | 3 | 3 | 3 | 3 | | | | | | | | | | | | | | | | | | | | 12 | 53.00 | 636 | KGH |
| SFFChestnut Ri | | | | | | | | 15 | 15 | 15 | 15 | | | | | | | | | | | | | | | | | | | | 60 | 58.00 | 3480 | KGH |
| South Caroli | | | | | | | | | 2 | 12 | 15 | 10 | 5 | | | | | | | | | | | | | | | | | | 44 | 69.00 | 3036 | PSR |
| Heather Broo | | | | | | | | | | 2 | 10 | 12 | 13 | 4 | | | | | | | | | | | | | | | | | 41 | 104.00 | 4264 | KAW |
| Funk Family | | | | | | | | | | 2 | 3 | 7 | 7 | 3 | | | | | | | | | | | | | | | | | 22 | 99.00 | 2178 | SBK |
| Choice Benso | | | | | | | | | | | 18 | 18 | 16 | | | | | | | | | | | | | | | | | | 52 | 92.88 | 4830 | SBK |
| Langston Fam | | | | | | | | | | | | 14 | 15 | | | | | | | | | | | | | | | | | | 29 | 102.45 | 2971 | SBK |
| Saunders Wed F | | | | | | | | | | | 4 | 13 | 14 | 2 | | | | | | | | | | | | | | | | | 33 | 93.55 | 3087 | SBK |
| Phi Theta Ka | | | | | | | | | | | 1 | 68 | 68 | | | | | | | | | | | | | | | | | | 137 | 100.31 | 13743 | SBK |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

6

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
September 2014

Report Range
8/1/2014 - 12/31/2020

| | 1 Mon | 2 Tue | 3 Wed | 4 Thu | 5 Fri | 6 Sat | 7 Sun | 8 Mon | 9 Tue | 10 Wed | 11 Thu | 12 Fri | 13 Sat | 14 Sun | 15 Mon | 16 Tue | 17 Wed | 18 Thu | 19 Fri | 20 Sat | 21 Sun | 22 Mon | 23 Tue | 24 Wed | 25 Thu | 26 Fri | 27 Sat | 28 Sun | 29 Mon | 30 Tue | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Pineville Ch | | | | | | | | | | | | 25 | 25 | | | | | | | | | | | | | | | | | | 50 | 99.00 | 4950 | KGH |
| RAFM Air For | | | | | | | | | | | | 5 | 5 | | | | | | | | | | | | | | | | | | 10 | 99.00 | 990 | SBK |
| Women That M | | | | | | | | | | | | 18 | 18 | | | | | | | | | | | | | | | | | | 36 | 99.00 | 3564 | KAW |
| Shanita Lill | | | | | | | | | | | | 4 | 4 | | | | | | | | | | | | | | | | | | 8 | 99.00 | 792 | KAW |
| Tri-Dis Um Wom | | | | | | | | | | | | 34 | 35 | | | | | | | | | | | | | | | | | | 69 | 85.00 | 5865 | KGH |
| Love Baptist | | | | | | | | | | | | 12 | 12 | | | | | | | | | | | | | | | | | | 24 | 99.00 | 2376 | KGH |
| South Atlant | | | | | | | | | | | | | | | | 3 | 22 | 32 | 32 | 32 | | | | | | | | | | | 121 | 104.00 | 12584 | PSR |
| Oasis Shrine | | | | | | | | | | | | | 1 | 3 | 3 | 5 | 34 | 107 | 157 | 154 | 2 | 1 | 1 | | | | | | | | 468 | 100.76 | 47157 | PSR |
| South Atlant | | | | | | | | | | | | | | 12 | 12 | 15 | 38 | 56 | 58 | 57 | 1 | | | | | | | | | | 249 | 104.84 | 26105 | PSR |
| Elizabeth BC | | | | | | | | | | | | | | 13 | 29 | 29 | 29 | | | | | | | | | | | | | | 100 | 69.00 | 6900 | KGH |
| Lighthouse M | | | | | | | | | | | | | | 9 | 9 | 9 | 9 | 9 | | | | | | | | | | | | | 45 | 69.00 | 3105 | KGH |
| East Flatroc | | | | | | | | | | | | | | 13 | 13 | 13 | 13 | 13 | | | | | | | | | | | | | 65 | 54.46 | 3540 | KGH |
| East Taylors | | | | | | | | | | | | | | 17 | 17 | 17 | 17 | | | | | | | | | | | | | | 68 | 64.94 | 4416 | KGH |
| Restoration | | | | | | | | | | | | | | 1 | 10 | 10 | 1 | 1 | | | | | | | | | | | | | 23 | 55.00 | 1265 | KGH |
| Abingdon Bap | | | | | | | | | | | | | | | 24 | 24 | 24 | 24 | | | | | | | | | | | | | 96 | 69.00 | 6624 | KGH |
| Mount Zion B | | | | | | | | | | | | | | | 21 | 21 | 21 | 21 | | | | | | | | | | | | | 84 | 55.00 | 4620 | KGH |
| Clover First | | | | | | | | | | | | | | | 14 | 14 | 14 | | | | | | | | | | | | | | 42 | 69.00 | 2898 | KGH |
| Whitnel Firs | | | | | | | | | | | | | | | 15 | 15 | 15 | 15 | | | | | | | | | | | | | 60 | 69.00 | 4140 | KGH |
| Alexis Bapti | | | | | | | | | | | | | | | 16 | 16 | 16 | | | | | | | | | | | | | | 48 | 52.71 | 2530 | KGH |
| Westport Bap | | | | | | | | | | | | | | | | | | | | | | 21 | 21 | | | | | | | | 42 | 55.00 | 2310 | KGH |
| Apalache Bap | | | | | | | | | | | | | | | 16 | 16 | 16 | | | | | | | | | | | | | | 48 | 59.00 | 2832 | KGH |
| Ware Shoals | | | | | | | | | | | | | | | 6 | 6 | 6 | 6 | 1 | | | | | | | | | | | | 25 | 55.20 | 1380 | KGH |
| Eastside Bap | | | | | | | | | | | | | | | 13 | 13 | 13 | 13 | | | | | | | | | | | | | 52 | 69.00 | 3588 | KGH |
| Vonore Bapti | | | | | | | | | | | | | | | 14 | 14 | 14 | 14 | | | | | | | | | | | | | 56 | 69.00 | 3864 | KGH |
| Antioch Bapt | | | | | | | | | | | | | | | 22 | 22 | | | | | | | | | | | | | | | 44 | 55.00 | 2420 | KGH |
| Mike Matter/ | | | | | | | | | | | | | | | | 1 | 1 | 4 | 16 | 15 | 7 | 5 | | | | | | | | | 49 | 99.00 | 4851 | KAW |
| Sudan Shrine | | | | | | | | | | | | | | | | | 7 | 16 | 38 | 38 | | | | | | | | | | | 99 | 99.80 | 9880 | PSR |
| Reidsville S | | | | | | | | | | | | | | | | | 11 | 11 | | | | | | | | | | | | | 22 | 0.00 | 0 | KGH |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

7

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
September 2014

Report Range
8/1/2014 - 12/31/2020

| | 1 Mon | 2 Tue | 3 Wed | 4 Thu | 5 Fri | 6 Sat | 7 Sun | 8 Mon | 9 Tue | 10 Wed | 11 Thu | 12 Fri | 13 Sat | 14 Sun | 15 Mon | 16 Tue | 17 Wed | 18 Thu | 19 Fri | 20 Sat | 21 Sun | 22 Mon | 23 Tue | 24 Wed | 25 Thu | 26 Fri | 27 Sat | 28 Sun | 29 Mon | 30 Tue | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Fellowship B | | | | | | | | | | | | | | | | | | | 1 | 2 | 31 | 32 | 39 | 80 | 260 | 369 | 369 | 32 | 8 | 7 | 1230 | 85.47 | 105126 | PSR |
| Leroy Spring | | | | | | | | | | | | | | | | | | | | | 26 | 26 | 26 | 26 | | | | | | | 104 | 69.00 | 7176 | KGH |
| Bethlehem Ch | | | | | | | | | | | | | | | | | | | | | | 7 | 7 | 7 | 7 | | | | | | 28 | 59.00 | 1652 | KGH |
| Mountain Gro | | | | | | | | | | | | | | | | | | | | | | 15 | 15 | 15 | | | | | | | 45 | 59.00 | 2655 | KGH |
| Oak Ridge Ba | | | | | | | | | | | | | | | | | | | | | | 16 | 16 | 16 | | | | | | | 48 | 59.00 | 2832 | KGH |
| Bristol VA S | | | | | | | | | | | | | | | | | | | | | | 25 | 25 | 25 | | | | | | | 75 | 66.24 | 4968 | KGH |
| Adlerian | | | | | | | | | | | | | | | | | | | | | | | 1 | 2 | 33 | 55 | 50 | 6 | 1 | | 148 | 98.28 | 14545 | PSR |
| Eastern Trav | | | | | | | | | | | | | | | | | | | | | | | 15 | 15 | 15 | | | | | | 45 | 65.00 | 2925 | KGH |
| Rebecca Smit | | | | | | | | | | | | | | | | | | | | | | | | | | 3 | 21 | 22 | 20 | 11 | 77 | 81.86 | 6303 | KAW |
| Sanctuary Ch | | | | | | | | | | | | | | | | | | | | | | | | | | 25 | 25 | | | | 50 | 99.00 | 4950 | KGH |
| South Caroli | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 164 | 164 | 328 | 56.00 | 18368 | KGH |
| VSRA Rod Rou | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 1 | 15 | 16 | 69.00 | 1104 | SBK |
| Bethel Bapti | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 10 | 10 | 20 | 55.00 | 1100 | KGH |
| **Blk/Pkp Total:** | 15 | 236 | 288 | 224 | 136 | 157 | 111 | 350 | 350 | 346 | 355 | 246 | 241 | 77 | 254 | 263 | 321 | 342 | 303 | 298 | 67 | 148 | 166 | 186 | 315 | 452 | 465 | 60 | 204 | 207 | 7183 | 76.57 | 550016 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | 15 | 236 | 288 | 224 | 136 | 157 | 111 | 350 | 350 | 346 | 355 | 246 | 241 | 77 | 254 | 263 | 321 | 342 | 303 | 298 | 67 | 148 | 166 | 186 | 315 | 452 | 465 | 60 | 204 | 207 | 7183 | 76.57 | 550016 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

8

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
October 2014

Report Range
8/1/2014 - 12/31/2020

| | 1 Wed | 2 Thu | 3 Fri | 4 Sat | 5 Sun | 6 Mon | 7 Tue | 8 Wed | 9 Thu | 10 Fri | 11 Sat | 12 Sun | 13 Mon | 14 Tue | 15 Wed | 16 Thu | 17 Fri | 18 Sat | 19 Sun | 20 Mon | 21 Tue | 22 Wed | 23 Thu | 24 Fri | 25 Sat | 26 Sun | 27 Mon | 28 Tue | 29 Wed | 30 Thu | 31 Fri | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Fellowship B | 3 | 1 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 4 | 85.00 | 340 | PSR |
| Rebecca Smit | 6 | 8 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 14 | 77.57 | 1086 | KAW |
| South Caroli | 164 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 164 | 56.00 | 9184 | KGH |
| Hemingway HS | | 2 | 40 | 42 | 1 | | | | | | | | | | | | | | | | | | | | | | | | | | | 85 | 79.00 | 6715 | SBK |
| Selwyn Avenu | | | 21 | 21 | | | | | | | | | | | | | | | | | | | | | | | | | | | | 42 | 75.24 | 3160 | KGH |
| Rhonda Danie | | | 16 | 16 | 1 | | | | | | | | | | | | | | | | | | | | | | | | | | | 33 | 79.00 | 2607 | KAW |
| Church of Go | | | | | 9 | 20 | 58 | 155 | 153 | 155 | 155 | 155 | 155 | 155 | 153 | 136 | 10 | 4 | | | | | | | | | | | | | | 1473 | 72.00 | 106056 | KGH |
| Jack Hodges | | | | | 12 | 12 | 12 | 12 | 12 | 12 | 12 | | | | | | | | | | | | | | | | | | | | | 84 | 73.36 | 6162 | SBK |
| PACE Retiree | | | | | 18 | 18 | 18 | 18 | 8 | | | | | | | | | | | | | | | | | | | | | | | 80 | 56.00 | 4480 | SBK |
| Kings Mounta | | | | | | 30 | 30 | 30 | | | | | | | | | | | | | | | | | | | | | | | | 90 | 69.00 | 6210 | KGH |
| Marion First | | | | | | 13 | 13 | 13 | 13 | | | | | | | | | | | | | | | | | | | | | | | 52 | 74.00 | 3848 | KGH |
| West Chester | | | | | | 8 | 8 | 8 | 8 | | | | | | | | | | | | | | | | | | | | | | | 32 | 55.00 | 1760 | KGH |
| Harris Bapis | | | | | | 12 | 12 | | | | | | | | | | | | | | | | | | | | | | | | | 24 | 55.00 | 1320 | KGH |
| Locust Hill | | | | | | 10 | 10 | | | | | | | | | | | | | | | | | | | | | | | | | 20 | 55.00 | 1100 | KGH |
| Cramerton Se | | | | | | 13 | 13 | | | | | | | | | | | | | | | | | | | | | | | | | 26 | 55.00 | 1430 | KGH |
| SCAPMS | | | | | | | 25 | 55 | 55 | 10 | | | | | | | | | | | | | | | | | | | | | | 145 | 70.10 | 10165 | PSR |
| Perkins Fami | | | | | | | 1 | 1 | 10 | 15 | 15 | | | | | | | | | | | | | | | | | | | | | 42 | 77.57 | 3258 | SBK |
| Alexandra Ba | | | | | | | | 1 | 3 | 32 | 32 | 4 | | | | | | | | | | | | | | | | | | | | 72 | 104.00 | 7488 | KAW |
| Women To Wom | | | | | | | | | 22 | 80 | 80 | | | | | | | | | | | | | | | | | | | | | 182 | 69.00 | 12558 | KGH |
| Marvins Fami | | | | | | | | | 5 | 18 | 18 | 2 | | | | | | | | | | | | | | | | | | | | 43 | 96.33 | 4142 | SBK |
| Thaxton Fami | | | | | | | | | 1 | 15 | 15 | 15 | 1 | | | | | | | | | | | | | | | | | | | 47 | 96.87 | 4553 | SBK |
| Lancaster Hi | | | | | | | | | | | | 12 | 12 | 17 | 27 | 37 | 39 | 38 | 2 | | | | | | | | | | | | | 184 | 62.45 | 11491 | PSR |
| Cross Stitch | | | | | | | | | | | 5 | 5 | 9 | 22 | 48 | 53 | 54 | 54 | 14 | 2 | 1 | | | | | | | | | | | 267 | 86.98 | 23223 | PSR |
| Arson K-Nine | | | | | | | | | | | | 4 | 30 | 30 | 30 | 5 | 1 | 1 | | | | | | | | | | | | | | 101 | 74.00 | 7474 | PSR |
| Lowes Compan | | | | | | | | | | | | | 35 | 35 | | | | | | | | | | | | | | | | | | 70 | 65.00 | 4550 | PSR |
| South Point | | | | | | | | | | | | | 10 | 10 | 10 | 10 | | | | | | | | | | | | | | | | 40 | 65.00 | 2600 | KGH |
| Mia McClella | | | | | | | | | | | | | | | 1 | 1 | 5 | 5 | 1 | | | | | | | | | | | | | 13 | 99.00 | 1287 | KAW |
| Liberty Free | | | | | | | | | | | | | | | | 16 | 16 | | | | | | | | | | | | | | | 32 | 89.00 | 2848 | KGH |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

9

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
October 2014

Report Range
8/1/2014 - 12/31/2020

| | 1 Wed | 2 Thu | 3 Fri | 4 Sat | 5 Sun | 6 Mon | 7 Tue | 8 Wed | 9 Thu | 10 Fri | 11 Sat | 12 Sun | 13 Mon | 14 Tue | 15 Wed | 16 Thu | 17 Fri | 18 Sat | 19 Sun | 20 Mon | 21 Tue | 22 Wed | 23 Thu | 24 Fri | 25 Sat | 26 Sun | 27 Mon | 28 Tue | 29 Wed | 30 Thu | 31 Fri | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Reseven Wome | | | | | | | | | | | | | | | | 1 | 11 | 11 | | | | | | | | | | | | | | 23 | 89.00 | 2047 | KGH |
| First Congre | | | | | | | | | | | | | | | | | 15 | 15 | | | | | | | | | | | | | | 30 | 99.00 | 2970 | KGH |
| Piedmont Sil | | | | | | | | | | | | | | | | | 2 | 50 | 50 | 50 | 16 | | | | | 1 | | | | | | 169 | 71.00 | 11999 | PSR |
| Ebenezer Bap | | | | | | | | | | | | | | | | | 50 | 50 | | | | | | | | | | | | | | 100 | 99.00 | 9900 | KGH |
| St Mark Beli | | | | | | | | | | | | | | | | | 16 | 16 | 1 | | | | | | | | | | | | | 33 | 86.00 | 2838 | KGH |
| Oolenoy Rive | | | | | | | | | | | | | | | | | 13 | 13 | | | | | | | | | | | | | | 26 | 99.00 | 2574 | KGH |
| Hanover Holi | | | | | | | | | | | | | | | | | | 20 | 20 | 20 | 20 | | | | | | | | | | | 80 | 76.50 | 6120 | JLR |
| Shady Brook | | | | | | | | | | | | | | | | | | | | 17 | 17 | 17 | | | | | | | | | | 51 | 55.00 | 2805 | KGH |
| Crown Point | | | | | | | | | | | | | | | | | | | | 11 | 11 | 11 | | | | | | | | | | 33 | 55.00 | 1815 | KGH |
| Care Baptist | | | | | | | | | | | | | | | | | | | | 13 | 13 | 13 | | | | | | | | | | 39 | 50.77 | 1980 | KGH |
| Jag Tours | | | | | | | | | | | | | | | | | | | | | 42 | 42 | | | | | | | | | | 84 | 59.00 | 4956 | SBK |
| Salem United | | | | | | | | | | | | | | | | | | | | | 20 | 20 | | | | | | | | | | 40 | 59.00 | 2360 | KGH |
| Jerry Alliso | | | | | | | | | | | | | | | | | | | | | 52 | 52 | | | | | | | | | | 104 | 55.00 | 5720 | KGH |
| Company D Th | | | | | | | | | | | | | | | | | | | | | | 23 | 23 | 23 | 23 | | | | | | | 92 | 77.00 | 7084 | SBK |
| Crystal Osbo | | | | | | | | | | | | | | | | | | | | | | 10 | 12 | 11 | 10 | 5 | | | | | | 48 | 69.00 | 3312 | KAW |
| Flint Hill B | | | | | | | | | | | | | | | | | | | | | | 10 | | | | | | | | | | 10 | 65.00 | 650 | KGH |
| Bethel Unite | | | | | | | | | | | | | | | | | | | | | | 10 | 10 | | | | | | | | | 20 | 55.00 | 1100 | KGH |
| Watercolor W | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 5 | 5 | 57.00 | 285 | HR |
| Sanctuary Ch | | | | | | | | | | | | | | | | | | | | | | | 1 | 21 | 21 | | | | | | | 43 | 79.00 | 3397 | KGH |
| Socastee Hig | | | | | | | | | | | | | | | | | | | | | | | 1 | 17 | 17 | 1 | 1 | | | | | 37 | 77.38 | 2863 | SBK |
| Journey Unit | | | | | | | | | | | | | | | | | | | | | | | | 44 | 44 | | | | | | | 88 | 74.15 | 6525 | KGH |
| Pleasant Gar | | | | | | | | | | | | | | | | | | | | | | | | 11 | 11 | | | | | | | 22 | 69.00 | 1518 | KGH |
| SCDC Regional | | | | | | | | | | | | | | | | | | | | | | | | | | 2 | 25 | 25 | | | | 52 | 69.00 | 3588 | KGH |
| Athletic Wes | | | | | | | | | | | | | | | | | | | | | | | | | | 20 | 20 | 20 | 18 | | | 78 | 56.03 | 4370 | SBK |
| Sarah Nash/K | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 2 | 13 | 19 | 34 | 59.00 | 2006 | KAW |
| **Blk/Pkp Total:** | 173 | 11 | 77 | 79 | 41 | 136 | 200 | 293 | 290 | 337 | 332 | 197 | 252 | 269 | 269 | 259 | 232 | 277 | 88 | 113 | 192 | 208 | 47 | 127 | 126 | 29 | 46 | 45 | 20 | 13 | 24 | 4802 | 72.03 | 345877 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

10

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
October 2014

Report Range
8/1/2014 - 12/31/2020

| | 1 Wed | 2 Thu | 3 Fri | 4 Sat | 5 Sun | 6 Mon | 7 Tue | 8 Wed | 9 Thu | 10 Fri | 11 Sat | 12 Sun | 13 Mon | 14 Tue | 15 Wed | 16 Thu | 17 Fri | 18 Sat | 19 Sun | 20 Mon | 21 Tue | 22 Wed | 23 Thu | 24 Fri | 25 Sat | 26 Sun | 27 Mon | 28 Tue | 29 Wed | 30 Thu | 31 Fri | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| *Monthly Totals:* | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | 173 | 11 | 77 | 79 | 41 | 136 | 200 | 293 | 290 | 337 | 332 | 197 | 252 | 269 | 269 | 259 | 232 | 277 | 88 | 113 | 192 | 208 | 47 | 127 | 126 | 29 | 46 | 45 | 20 | 13 | 24 | 4802 | 72.03 | 345877 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

11

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
November 2014

Report Range
8/1/2014 - 12/31/2020

| | 1 Sat | 2 Sun | 3 Mon | 4 Tue | 5 Wed | 6 Thu | 7 Fri | 8 Sat | 9 Sun | 10 Mon | 11 Tue | 12 Wed | 13 Thu | 14 Fri | 15 Sat | 16 Sun | 17 Mon | 18 Tue | 19 Wed | 20 Thu | 21 Fri | 22 Sat | 23 Sun | 24 Mon | 25 Tue | 26 Wed | 27 Thu | 28 Fri | 29 Sat | 30 Sun | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Watercolor W | 56 | 142 | 142 | 142 | 142 | 142 | 142 | 101 | **143** | **143** | **143** | **143** | **143** | **143** | 71 | 136 | 136 | 136 | 136 | 136 | 136 | 5 | | | | | | | | | 2759 | 57.00 | 157263 | HR |
| Sarah Nash/K | **20** | 7 | 2 | | | | | | | | | | | | | | | | | | | | | | | | | | | | 29 | 59.00 | 1711 | KAW |
| Burnsview Ba | | | **11** | **11** | **11** | **11** | | | | | | | | | | | | | | | | | | | | | | | | | 44 | 45.00 | 1980 | KGH |
| A Widows Mig | | | | 9 | 9 | 9 | **27** | **27** | | | | | | | | | | | | | | | | | | | | | | | 81 | 50.00 | 4050 | KGH |
| Pleasant Rid | | | | | **13** | **13** | | | | | | | | | | | | | | | | | | | | | | | | | 26 | 45.00 | 1170 | KGH |
| Car Pregnancy | | | | | | | 47 | **48** | 1 | 1 | 1 | | | | | | | | | | | | | | | | | | | | 98 | 59.10 | 5792 | PSR |
| University H | | | | | | | | | | **15** | **15** | | | | | | | | | | | | | | | | | | | | 30 | 45.00 | 1350 | KGH |
| Denver Unite | | | | | | | | | | **10** | **10** | | | | | | | | | | | | | | | | | | | | 20 | 45.00 | 900 | KGH |
| Ranlo Baptis | | | | | | | | | | **12** | **12** | 5 | 2 | | | | | | | | | | | | | | | | | | 31 | 45.00 | 1395 | KGH |
| Lewisville B | | | | | | | | | | **10** | **10** | | | | | | | | | | | | | | | | | | | | 20 | 45.00 | 900 | KGH |
| Charity Bapt | | | | | | | | | | **10** | **10** | | | | | | | | | | | | | | | | | | | | 20 | 45.00 | 900 | KGH |
| Mt Moriah Lu | | | | | | | | | | | | **13** | **13** | | | | | | | | | | | | | | | | | | 26 | 45.00 | 1170 | KGH |
| Lambs Chapel | | | | | | | | | | | | | | **16** | **16** | | | | | | | | | | | | | | | | 32 | 46.88 | 1500 | KGH |
| EFCNC | | | | | | | | | | | | | | **12** | **12** | | | | | | | | | | | | | | | | 24 | 40.83 | 980 | KGH |
| Carolina Ant | | | | | | | | | | | | | | | | 1 | 1 | 2 | 13 | 28 | **59** | 52 | 7 | 4 | 1 | | | | | | 168 | 49.71 | 8352 | PSR |
| Lockhart Fir | | | | | | | | | | | | | | | | | **15** | **15** | | | | | | | | | | | | | 30 | 45.00 | 1350 | KGH |
| Cedar Creek | | | | | | | | | | | | | | | | | **10** | **10** | | | | | | | | | | | | | 20 | 45.00 | 900 | KGH |
| Lee Road Bap | | | | | | | | | | | | | | | | | | | | **4** | **4** | | | | | | | | | | 8 | 53.00 | 424 | KGH |
| Mary Dyrhaug | | | | | | | | | | | | | | | | | | | | | | | | | | 2 | 7 | 14 | **15** | 4 | 42 | 49.00 | 2058 | KAW |
| **Blk/Pkp Total:** | 76 | 149 | 155 | 162 | 175 | 175 | 216 | 176 | 144 | 201 | 201 | 161 | 158 | 171 | 99 | 137 | 162 | 163 | 149 | 168 | 199 | 57 | 7 | 4 | 1 | 2 | 7 | 14 | 15 | 4 | 3508 | 55.34 | 194145 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | 76 | 149 | 155 | 162 | 175 | 175 | 216 | 176 | 144 | 201 | 201 | 161 | 158 | 171 | 99 | 137 | 162 | 163 | 149 | 168 | 199 | 57 | 7 | 4 | 1 | 2 | 7 | 14 | 15 | 4 | 3508 | 55.34 | 194145 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

12

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

Guest Rooms Control Log for
December 2014

## Springmaid Beach Resort

Report Range
8/1/2014 - 12/31/2020

| | 1 Mon | 2 Tue | 3 Wed | 4 Thu | 5 Fri | 6 Sat | 7 Sun | 8 Mon | 9 Tue | 10 Wed | 11 Thu | 12 Fri | 13 Sat | 14 Sun | 15 Mon | 16 Tue | 17 Wed | 18 Thu | 19 Fri | 20 Sat | 21 Sun | 22 Mon | 23 Tue | 24 Wed | 25 Thu | 26 Fri | 27 Sat | 28 Sun | 29 Mon | 30 Tue | 31 Wed | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Mary Dyrhaug | **3** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 3 | 49.00 | 147 | KAW |
| Craftshow | | | 13 | 47 | **57** | 54 | 17 | 3 | 1 | | | | | | | | | | | | | | | | | | | | | | | 192 | 45.00 | 8640 | PSR |
| Crestview Ba | **10** | **10** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 20 | 45.00 | 900 | KGH |
| Club Retreat | | **50** | **50** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 100 | 45.00 | 4500 | KGH |
| Lyttleton St | | **11** | **11** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 22 | 55.00 | 1210 | KGH |
| Burnsview Ba | | | **24** | **24** | | | | | | | | | | | | | | | | | | | | | | | | | | | | 48 | 45.00 | 2160 | KGH |
| Pineville Ch | | | | **11** | **11** | **11** | | | | | | | | | | | | | | | | | | | | | | | | | | 33 | 40.91 | 1350 | KGH |
| First Calvar | | | | | **11** | | | | | | | | | | | | | | | | | | | | | | | | | | | 11 | 46.82 | 515 | KGH |
| Crosspoint B | | | | | | | | **22** | **22** | | | | | | | | | | | | | | | | | | | | | | | 44 | 45.00 | 1980 | KGH |
| South Caroli | | | | | | | | | | | | | | **31** | | | | | | | | | | | | | | | | | | 31 | 37.74 | 1170 | KGH |
| Capital City | | | | | | | | | | | | | | | | | | **11** | **11** | | | | | | | | | | | | | 22 | 0.00 | 0 | KGH |
| **Blk/Pkp Total:** | 13 | 71 | 98 | 82 | 79 | 65 | 17 | 25 | 23 | | | | | 31 | | | | 11 | 11 | | | | | | | | | | | | | 526 | 42.91 | 22572 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | 13 | 71 | 98 | 82 | 79 | 65 | 17 | 25 | 23 | | | | | 31 | | | | 11 | 11 | | | | | | | | | | | | | 526 | 42.91 | 22572 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

13

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
January 2015

Report Range
8/1/2014 - 12/31/2020

| | 1 Thu | 2 Fri | 3 Sat | 4 Sun | 5 Mon | 6 Tue | 7 Wed | 8 Thu | 9 Fri | 10 Sat | 11 Sun | 12 Mon | 13 Tue | 14 Wed | 15 Thu | 16 Fri | 17 Sat | 18 Sun | 19 Mon | 20 Tue | 21 Wed | 22 Thu | 23 Fri | 24 Sat | 25 Sun | 26 Mon | 27 Tue | 28 Wed | 29 Thu | 30 Fri | 31 Sat | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Capital City | | | | | | | | **41** | **41** | | | | | | | | | | | | | | | | | | | | | | | 82 | 45.00 | 3690 | KGH |
| Pleasant Hil | | | | | | | | | **21** | **21** | | | | | | | | | | | | | | | | | | | | | | 42 | 52.38 | 2200 | KGH |
| Hghway Holi Me | | | | | | | | | | | | | | | **10** | **10** | **10** | | | | | | | | | | | | | | | 30 | 55.00 | 1650 | KGH |
| Square Dance | | | | | | | | | | | | | | | | | | | | | 6 | 61 | 220 | **222** | 4 | 2 | | | | | | 515 | 61.66 | 31757 | PSR |
| The Anchorag | | | | | | | | | | | | | | | | | | | | | | 2 | **21** | **21** | 7 | | | | | | | 51 | 59.00 | 3009 | KGH |
| Esther Womne | | | | | | | | | | | | | | | | | | | | | | | **36** | **36** | | | | | | | | 72 | 65.00 | 4680 | KGH |
| Disabled Ame | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 14 | **104** | **104** | 222 | 59.08 | 13116 | PSR |
| Brandie Kenn | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 8 | **150** | **150** | 308 | 59.00 | 18172 | KGH |
| **Blk/Pkp Total:** | | | | | | | | 41 | 62 | 21 | | | | | 10 | 10 | 10 | | | | 6 | 63 | 277 | 279 | 11 | 2 | | | 22 | 254 | 254 | 1322 | 59.21 | 78274 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | | | | | | | | 41 | 62 | 21 | | | | | 10 | 10 | 10 | | | | 6 | 63 | 277 | 279 | 11 | 2 | | | 22 | 254 | 254 | 1322 | 59.21 | 78274 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

14

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
**February 2015**

Report Range
8/1/2014 - 12/31/2020

| | 1 Sun | 2 Mon | 3 Tue | 4 Wed | 5 Thu | 6 Fri | 7 Sat | 8 Sun | 9 Mon | 10 Tue | 11 Wed | 12 Thu | 13 Fri | 14 Sat | 15 Sun | 16 Mon | 17 Tue | 18 Wed | 19 Thu | 20 Fri | 21 Sat | 22 Sun | 23 Mon | 24 Tue | 25 Wed | 26 Thu | 27 Fri | 28 Sat | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| UMC Older Adul | | 9 | **74** | **74** | 1 | | | | | | | | | | | | | | | | | | | | | | | | 158 | 55.00 | 8690 | KGH |
| South Caroli | | | | 1 | 8 | **95** | **95** | 2 | | | | | | | | | | | | | | | | | | | | | 201 | 60.19 | 12099 | PSR |
| Capital City | | | | | **8** | **8** | | | | | | | | | | | | | | | | | | | | | | | 16 | 59.00 | 944 | KGH |
| Santee Bapti | | | | | | 3 | 2 | 8 | **85** | 78 | | | | | | | | | | | | | | | | | | | 176 | 49.00 | 8624 | KGH |
| Carolina Ass | | | | | | | 1 | **23** | **23** | **23** | 12 | 2 | 1 | | | | | | | | | | | | | | | | 85 | 49.00 | 4165 | PSR |
| Yadkin Valle | | | | | | **35** | **35** | | | | | | | | | | | | | | | | | | | | | | 70 | 59.00 | 4130 | KGH |
| Radius Churc | | | | | | | | | | | | 10 | **96** | **96** | | | | | | | | | | | | | | | 202 | 70.98 | 14338 | KGH |
| Hopewell Bap | | | | | | | | | | | | | **156** | **156** | | | | | | | | | | | | | | | 312 | 64.00 | 19968 | KAW |
| Serenity By | | | | | | | | | | | | | | | | | | | | 1 | **18** | **18** | | | | | | | 37 | 65.00 | 2405 | KGH |
| Quest Fellow | | | | | | | | | | | | | | | | | | | | | | | 1 | 1 | 2 | 12 | **51** | **51** | 118 | 56.23 | 6635 | KGH |
| Carolina Min | | | | | | | | | | | | | | | | | | | | | | | **21** | **21** | | | | | 42 | 49.00 | 2058 | KGH |
| South Caroli | | | | | | | | | | | | | | | | | | | | | | | | 22 | **62** | **62** | | | 146 | 46.99 | 6860 | KGH |
| Watercolor W | | | | | | | | | | | | | | | | | | | | | | | | | | | 5 | **31** | 36 | 45.00 | 1620 | HR |
| New Beginnin | | | | | | | | | | | | | | | | | | | | | | | | | | | **50** | **50** | 100 | 69.00 | 6900 | KGH |
| **Blk/Pkp Total:** | | 9 | 74 | 75 | 17 | 141 | 133 | 33 | 108 | 101 | 12 | 12 | 253 | 252 | | | | | | 1 | 18 | 18 | 22 | 44 | 64 | 74 | 106 | 132 | 1699 | 58.53 | 99436 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | | 9 | 74 | 75 | 17 | 141 | 133 | 33 | 108 | 101 | 12 | 12 | 253 | 252 | | | | | | 1 | 18 | 18 | 22 | 44 | 64 | 74 | 106 | 132 | 1699 | 58.53 | 99436 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

15

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
March 2015

Report Range
8/1/2014 - 12/31/2020

| | 1 Sun | 2 Mon | 3 Tue | 4 Wed | 5 Thu | 6 Fri | 7 Sat | 8 Sun | 9 Mon | 10 Tue | 11 Wed | 12 Thu | 13 Fri | 14 Sat | 15 Sun | 16 Mon | 17 Tue | 18 Wed | 19 Thu | 20 Fri | 21 Sat | 22 Sun | 23 Mon | 24 Tue | 25 Wed | 26 Thu | 27 Fri | 28 Sat | 29 Sun | 30 Mon | 31 Tue | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Quest Fellow | **3** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 3 | 59.00 | 177 | KGH |
| Watercolor W | 76 | 76 | 76 | 76 | 76 | 76 | 76 | **131** | **131** | **131** | **131** | **131** | **131** | 81 | **131** | **131** | **131** | **131** | **131** | **131** | 10 | | | | | | | | | | | 2195 | 45.00 | 98775 | HR |
| Festival Master | | | | | 2 | **75** | **75** | | | | | | | | | | | | | | | | | | | | | | | | | 152 | 72.38 | 11001 | KGH |
| **Blk/Pkp Total:** | 79 | 76 | 76 | 76 | 78 | 151 | 151 | 131 | 131 | 131 | 131 | 131 | 131 | 81 | 131 | 131 | 131 | 131 | 131 | 131 | 10 | | | | | | | | | | | 2350 | 46.79 | 109953 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | 79 | 76 | 76 | 76 | 78 | 151 | 151 | 131 | 131 | 131 | 131 | 131 | 131 | 81 | 131 | 131 | 131 | 131 | 131 | 131 | 10 | | | | | | | | | | | 2350 | 46.79 | 109953 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

16

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
April 2015

Report Range
8/1/2014 - 12/31/2020

| | 1 Wed | 2 Thu | 3 Fri | 4 Sat | 5 Sun | 6 Mon | 7 Tue | 8 Wed | 9 Thu | 10 Fri | 11 Sat | 12 Sun | 13 Mon | 14 Tue | 15 Wed | 16 Thu | 17 Fri | 18 Sat | 19 Sun | 20 Mon | 21 Tue | 22 Wed | 23 Thu | 24 Fri | 25 Sat | 26 Sun | 27 Mon | 28 Tue | 29 Wed | 30 Thu | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| SC Auditor T | | | | | | | | | **70** | **70** | | | | | | | | | | | | | | | | | | | | | 140 | 85.00 | 11900 | PSR |
| Hayes Barton | | | | | | | | | | **61** | **61** | | | | | | | | | | | | | | | | | | | | 122 | 88.25 | 10766 | KGH |
| Aaron Favors | | | | | | | | | | | | | | | 1 | 1 | **5** | **5** | | | | | | | | | | | | | 12 | 119.00 | 1428 | KAW |
| Nicole Petit | | | | | | | | | | | | | | | 1 | 1 | **11** | **11** | 1 | 1 | 1 | 1 | 1 | 1 | | | | | | | 30 | 121.00 | 3630 | KAW |
| The Carolina | | | | | | | | | | | | | | | | 8 | **43** | **43** | | | | | | | | | | | | | 94 | 94.56 | 8889 | KGH |
| Lexington Un | | | | | | | | | | | | | | | | | **25** | **25** | | | | | | | | | | | | | 50 | 119.00 | 5950 | KGH |
| Youth Choir | | | | | | | | | | | | | | | | | | | | | | | 1 | **50** | **50** | | | | | | 101 | 109.00 | 11009 | KGH |
| Nicole Fergu | | | | | | | | | | | | | | | | | | | | | | | | **5** | **5** | | | | | | 10 | 95.00 | 950 | KAW |
| Riverland Hi | | | | | | | | | | | | | | | | | | | | | | | | | | | **51** | **51** | **51** | | 153 | 63.73 | 9750 | KGH |
| **Blk/Pkp Total:** | | | | | | | | | 70 | 131 | 61 | | | | 2 | 10 | 84 | 84 | 1 | 1 | 1 | 1 | 2 | 56 | 55 | | 51 | 51 | 51 | | 712 | 90.27 | 64272 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | | | | | | | | | 70 | 131 | 61 | | | | 2 | 10 | 84 | 84 | 1 | 1 | 1 | 1 | 2 | 56 | 55 | | 51 | 51 | 51 | | 712 | 90.27 | 64272 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

17

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
May 2015

Report Range
8/1/2014 - 12/31/2020

| | 1 Fri | 2 Sat | 3 Sun | 4 Mon | 5 Tue | 6 Wed | 7 Thu | 8 Fri | 9 Sat | 10 Sun | 11 Mon | 12 Tue | 13 Wed | 14 Thu | 15 Fri | 16 Sat | 17 Sun | 18 Mon | 19 Tue | 20 Wed | 21 Thu | 22 Fri | 23 Sat | 24 Sun | 25 Mon | 26 Tue | 27 Wed | 28 Thu | 29 Fri | 30 Sat | 31 Sun | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Rock Springs | | | | 53 | 53 | 53 | 53 | | | | | | | | | | | | | | | | | | | | | | | | | 212 | 81.26 | 17228 | KGH |
| Ashley Capps | | | | | | | | 5 | 5 | | | | | | | | | | | | | | | | | | | | | | | 10 | 119.00 | 1190 | KAW |
| New York Fir | | | | | | | | | | | | | | | | 5 | 5 | 5 | 5 | 5 | 5 | 5 | 47 | 48 | 48 | 7 | 3 | 1 | 1 | | | 190 | 81.00 | 15390 | PSR |
| Ashley Watts | | | | | | | | | | | | | | | 5 | 5 | | | | | | | | | | | | | | | | 10 | 119.00 | 1190 | KAW |
| Fire Marshal | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 1 | 7 | 80 | 88 | 116.77 | 10276 | PSR |
| **Blk/Pkp Total:** | | | | 53 | 53 | 53 | 53 | 5 | 5 | | | | | | 5 | 10 | 5 | 5 | 5 | 5 | 5 | 5 | 47 | 48 | 48 | 7 | 3 | 1 | 2 | 7 | 80 | 510 | 88.77 | 45274 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | | | | 53 | 53 | 53 | 53 | 5 | 5 | | | | | | 5 | 10 | 5 | 5 | 5 | 5 | 5 | 5 | 47 | 48 | 48 | 7 | 3 | 1 | 2 | 7 | 80 | 510 | 88.77 | 45274 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

18

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
June 2015

Report Range
8/1/2014 - 12/31/2020

| | 1 Mon | 2 Tue | 3 Wed | 4 Thu | 5 Fri | 6 Sat | 7 Sun | 8 Mon | 9 Tue | 10 Wed | 11 Thu | 12 Fri | 13 Sat | 14 Sun | 15 Mon | 16 Tue | 17 Wed | 18 Thu | 19 Fri | 20 Sat | 21 Sun | 22 Mon | 23 Tue | 24 Wed | 25 Thu | 26 Fri | 27 Sat | 28 Sun | 29 Mon | 30 Tue | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Fire Marshal | 83 | 76 | 75 | 75 | 21 | 11 | | | | | | | | | | | | | | | | | | | | | | | | | 341 | 116.37 | 39683 | PSR |
| Amera Black | | | 1 | 1 | 5 | 5 | 1 | | | | | | | | | | | | | | | | | | | | | | | | 13 | 139.00 | 1807 | KAW |
| Jessica Nass | | | | | | | | | | | 1 | 5 | 5 | 1 | | | | | | | | | | | | | | | | | 12 | 159.00 | 1908 | KAW |
| First Baptis | | | | | | | | | | | | | | | 20 | 20 | 20 | 20 | | | | | | | | | | | | | 80 | 142.00 | 11360 | KGH |
| Brooke Sulli | | | | | | | | | | | | | | | | | | 3 | 5 | 5 | 3 | | | | | | | | | | 16 | 164.00 | 2624 | KAW |
| Foothills Co | | | | | | | | | | | | | | | | | | | | | 5 | 65 | 65 | 65 | 65 | | | | | | 265 | 149.00 | 39485 | KGH |
| Harvey Famil | | | | | | | | | | | | | | | | | | | | | | | | | 11 | 11 | 11 | | | | 33 | 170.82 | 5637 | SBK |
| **Blk/Pkp Total:** | 83 | 76 | 76 | 76 | 26 | 16 | 1 | | | | 1 | 5 | 5 | 1 | 20 | 20 | 20 | 23 | 5 | 5 | 8 | 65 | 65 | 65 | 76 | 11 | 11 | | | | 760 | 134.87 | 102504 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | 83 | 76 | 76 | 76 | 26 | 16 | 1 | | | | 1 | 5 | 5 | 1 | 20 | 20 | 20 | 23 | 5 | 5 | 8 | 65 | 65 | 65 | 76 | 11 | 11 | | | | 760 | 134.87 | 102504 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

19

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
July 2015

Report Range
8/1/2014 - 12/31/2020

| | 1 Wed | 2 Thu | 3 Fri | 4 Sat | 5 Sun | 6 Mon | 7 Tue | 8 Wed | 9 Thu | 10 Fri | 11 Sat | 12 Sun | 13 Mon | 14 Tue | 15 Wed | 16 Thu | 17 Fri | 18 Sat | 19 Sun | 20 Mon | 21 Tue | 22 Wed | 23 Thu | 24 Fri | 25 Sat | 26 Sun | 27 Mon | 28 Tue | 29 Wed | 30 Thu | 31 Fri | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Morgan Brown | | 3 | **42** | **42** | 3 | | | | | | | | | | | | | | | | | | | | | | | | | | | 90 | 213.89 | 19250 | SBK |
| Amy Harding/ | | | | | | | | | | **5** | **5** | | | | | | | | | | | | | | | | | | | | | 10 | 179.00 | 1790 | KAW |
| Creation Min | | | | | | | | | | | | 10 | **146** | **146** | **146** | **146** | | | | | | | | | | | | | | | | 594 | 146.82 | 87210 | KGH |
| Hutton Windo | | | | | | | | | | | | | | | 1 | **26** | **26** | **26** | 1 | | | | | | | | | | | | | 80 | 179.25 | 14340 | SBK |
| Turner Ware | | | | | | | | | | | | | | | | 43 | **46** | **46** | 3 | | | | | | | | | | | | | 138 | 180.09 | 24852 | SBK |
| Chelsea Shea | | | | | | | | | | | | | | | | **5** | **5** | **5** | | | | | | | | | | | | | | 15 | 179.00 | 2685 | KAW |
| Rice McLemor | | | | | | | | | | | | | | | | 1 | **44** | **44** | 2 | | | | | | | | | | | | | 91 | 189.00 | 17199 | SBK |
| Fairview Bap | | | | | | | | | | | | | | | | | | | | **25** | **25** | **25** | **25** | | | | | | | | | 100 | 159.00 | 15900 | KGH |
| Smith Tharpe | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 2 | **25** | 27 | 179.74 | 4853 | SBK |
| Elvira | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 2 | **85** | 87 | 188.54 | 16403 | SBK |
| **Blk/Pkp Total:** | | 3 | 42 | 42 | 3 | | | | | 5 | 5 | 10 | 146 | 146 | 147 | 221 | 121 | 121 | 6 | 25 | 25 | 25 | 25 | | | | | | | 4 | 110 | 1232 | 165.98 | 204482 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | | 3 | 42 | 42 | 3 | | | | | 5 | 5 | 10 | 146 | 146 | 147 | 221 | 121 | 121 | 6 | 25 | 25 | 25 | 25 | | | | | | | 4 | 110 | 1232 | 165.98 | 204482 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

20

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
August 2015

Report Range
8/1/2014 - 12/31/2020

| | 1 Sat | 2 Sun | 3 Mon | 4 Tue | 5 Wed | 6 Thu | 7 Fri | 8 Sat | 9 Sun | 10 Mon | 11 Tue | 12 Wed | 13 Thu | 14 Fri | 15 Sat | 16 Sun | 17 Mon | 18 Tue | 19 Wed | 20 Thu | 21 Fri | 22 Sat | 23 Sun | 24 Mon | 25 Tue | 26 Wed | 27 Thu | 28 Fri | 29 Sat | 30 Sun | 31 Mon | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Smith Tharpe | **25** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 25 | 179.40 | 4485 | SBK |
| Elvira | **85** | **2** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 87 | 188.54 | 16403 | SBK |
| Wenisha Thom | | | | | | | | | | | | | | | | **5** | **5** | | | | | | | | | | | | | | | 10 | 134.00 | 1340 | KAW |
| Nicole Malon | | | | | | | | | | | | | | | | | | | | | | **5** | **5** | **5** | | | | | | | | 15 | 129.00 | 1935 | KAW |
| **Blk/Pkp Total:** | 110 | 2 | | | | | | | | | | | | | | 5 | 5 | | | | | 5 | 5 | 5 | | | | | | | | 137 | 176.37 | 24163 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | 110 | 2 | | | | | | | | | | | | | | 5 | 5 | | | | | 5 | 5 | 5 | | | | | | | | 137 | 176.37 | 24163 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

21

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
September 2015

Report Range
8/1/2014 - 12/31/2020

| | 1 Tue | 2 Wed | 3 Thu | 4 Fri | 5 Sat | 6 Sun | 7 Mon | 8 Tue | 9 Wed | 10 Thu | 11 Fri | 12 Sat | 13 Sun | 14 Mon | 15 Tue | 16 Wed | 17 Thu | 18 Fri | 19 Sat | 20 Sun | 21 Mon | 22 Tue | 23 Wed | 24 Thu | 25 Fri | 26 Sat | 27 Sun | 28 Mon | 29 Tue | 30 Wed | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Clover Mack | | | 3 | **47** | **47** | 15 | | | | | | | | | | | | | | | | | | | | | | | | | 112 | 144.89 | 16228 | SBK |
| Brown Family | | | | **77** | **77** | 32 | | | | | | | | | | | | | | | | | | | | | | | | | 186 | 119.00 | 22134 | KGH |
| Charlie Reth | | | | **25** | **25** | 2 | | | | | | | | | | | | | | | | | | | | | | | | | 52 | 139.38 | 7248 | SBK |
| Regan Family | | | | **38** | **38** | 3 | | | | | | | | | | | | | | | | | | | | | | | | | 79 | 139.00 | 10981 | SBK |
| South Atlant | | | | | | | | | | | | 1 | 2 | 3 | 5 | 25 | 70 | **95** | 89 | | | | | | | | | | | | 290 | 108.59 | 31490 | PSR |
| Flint Groves | | | | | | | | | | | | | | **15** | **15** | **15** | **15** | | | | | | | | | | | | | | 60 | 69.00 | 4140 | KGH |
| Kiara Davis/ | | | | | | | | | | | | | | | | | | | | | | | | 1 | **5** | **5** | 1 | 1 | | | 13 | 99.00 | 1287 | KAW |
| Church of Go | | | | | | | | | | | | | | | | | | | | | | | | | 4 | **104** | **104** | **104** | **104** | **104** | 524 | 74.00 | 38776 | KGH |
| Amy Trader/J | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | **4** | 4 | 129.00 | 516 | KAW |
| **Blk/Pkp Total:** | | | 3 | 187 | 187 | 52 | | | | | | 1 | 2 | 18 | 20 | 40 | 85 | 95 | 89 | | | | | 1 | 9 | 109 | 105 | 105 | 104 | 108 | 1320 | 100.61 | 132800 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | | | 3 | 187 | 187 | 52 | | | | | | 1 | 2 | 18 | 20 | 40 | 85 | 95 | 89 | | | | | 1 | 9 | 109 | 105 | 105 | 104 | 108 | 1320 | 100.61 | 132800 | |

*^^ -- Reporting on transients, otherwise group.*
** – Pickup complete.*

22

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
October 2015

Report Range
8/1/2014 - 12/31/2020

| | 1 Thu | 2 Fri | 3 Sat | 4 Sun | 5 Mon | 6 Tue | 7 Wed | 8 Thu | 9 Fri | 10 Sat | 11 Sun | 12 Mon | 13 Tue | 14 Wed | 15 Thu | 16 Fri | 17 Sat | 18 Sun | 19 Mon | 20 Tue | 21 Wed | 22 Thu | 23 Fri | 24 Sat | 25 Sun | 26 Mon | 27 Tue | 28 Wed | 29 Thu | 30 Fri | 31 Sat | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Church of Go | **104** | **104** | 100 | 100 | 100 | | | | | | | | | | | | | | | | | | | | | | | | | | | 508 | 74.00 | 37592 | KGH |
| Amy Trader/J | 4 | **9** | **9** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | 22 | 110.82 | 2438 | KAW |
| Lamar High S | 1 | **25** | **25** | 1 | | | | | | | | | | | | | | | | | | | | | | | | | | | | 52 | 97.85 | 5088 | SBK |
| Watercolor W | | | | | | | | | | | | | | | | | | | | | | | 5 | 56 | **151** | **151** | **151** | **151** | **151** | **151** | 101 | 1068 | 45.00 | 48060 | HR |
| **Blk/Pkp Total:** | 109 | 138 | 134 | 101 | 100 | | | | | | | | | | | | | | | | | | 5 | 56 | 151 | 151 | 151 | 151 | 151 | 151 | 101 | 1650 | 56.47 | 93178 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | 109 | 138 | 134 | 101 | 100 | | | | | | | | | | | | | | | | | | 5 | 56 | 151 | 151 | 151 | 151 | 151 | 151 | 101 | 1650 | 56.47 | 93178 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

23

# Guest Rooms Control Log

**8/21/2014**
**11:36:32AM**
**Definite**

## Springmaid Beach Resort

**Guest Rooms Control Log for**
**November 2015**

**Report Range**
**8/1/2014 - 12/31/2020**

| | 1 Sun | 2 Mon | 3 Tue | 4 Wed | 5 Thu | 6 Fri | 7 Sat | 8 Sun | 9 Mon | 10 Tue | 11 Wed | 12 Thu | 13 Fri | 14 Sat | 15 Sun | 16 Mon | 17 Tue | 18 Wed | 19 Thu | 20 Fri | 21 Sat | 22 Sun | 23 Mon | 24 Tue | 25 Wed | 26 Thu | 27 Fri | 28 Sat | 29 Sun | 30 Mon | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Watercolor W | **166** | **166** | **166** | **166** | **166** | **166** | 71 | 136 | 136 | 136 | 136 | 136 | 136 | 5 | | | | | | | | | | | | | | | | | 1888 | 45.00 | 84960 | HR |
| **Blk/Pkp Total:** | 166 | 166 | 166 | 166 | 166 | 166 | 71 | 136 | 136 | 136 | 136 | 136 | 136 | 5 | | | | | | | | | | | | | | | | | 1888 | 45.00 | 84960 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | 166 | 166 | 166 | 166 | 166 | 166 | 71 | 136 | 136 | 136 | 136 | 136 | 136 | 5 | | | | | | | | | | | | | | | | | 1888 | 45.00 | 84960 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

24

# Guest Rooms Control Log

**8/21/2014**
**11:36:32AM**
**Definite**

## Springmaid Beach Resort

**Guest Rooms Control Log for**
**February 2016**

**Report Range**
**8/1/2014 - 12/31/2020**

| | 1 Mon | 2 Tue | 3 Wed | 4 Thu | 5 Fri | 6 Sat | 7 Sun | 8 Mon | 9 Tue | 10 Wed | 11 Thu | 12 Fri | 13 Sat | 14 Sun | 15 Mon | 16 Tue | 17 Wed | 18 Thu | 19 Fri | 20 Sat | 21 Sun | 22 Mon | 23 Tue | 24 Wed | 25 Thu | 26 Fri | 27 Sat | 28 Sun | 29 Mon | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Watercolor W | | | | | | | | | | | | | | | | | | | | | | | | | | 5 | 31 | **76** | **76** | 188 | 45.00 | 8460 | HR |
| **Blk/Pkp Total:** | | | | | | | | | | | | | | | | | | | | | | | | | | 5 | 31 | 76 | 76 | 188 | 45.00 | 8460 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | | | | | | | | | | | | | | | | | | | | | | | | | | 5 | 31 | 76 | 76 | 188 | 45.00 | 8460 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

25

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

## Springmaid Beach Resort

Guest Rooms Control Log for
March 2016

Report Range
8/1/2014 - 12/31/2020

| | 1 Tue | 2 Wed | 3 Thu | 4 Fri | 5 Sat | 6 Sun | 7 Mon | 8 Tue | 9 Wed | 10 Thu | 11 Fri | 12 Sat | 13 Sun | 14 Mon | 15 Tue | 16 Wed | 17 Thu | 18 Fri | 19 Sat | 20 Sun | 21 Mon | 22 Tue | 23 Wed | 24 Thu | 25 Fri | 26 Sat | 27 Sun | 28 Mon | 29 Tue | 30 Wed | 31 Thu | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Watercolor W | 76 | 76 | 76 | 76 | 76 | **131** | **131** | **131** | **131** | **131** | **131** | 81 | **131** | **131** | **131** | **131** | **131** | **131** | 10 | | | | | | | | | | | | | 2043 | 45.00 | 91935 | HR |
| **Blk/Pkp Total:** | 76 | 76 | 76 | 76 | 76 | 131 | 131 | 131 | 131 | 131 | 131 | 81 | 131 | 131 | 131 | 131 | 131 | 131 | 10 | | | | | | | | | | | | | 2043 | 45.00 | 91935 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | 76 | 76 | 76 | 76 | 76 | 131 | 131 | 131 | 131 | 131 | 131 | 81 | 131 | 131 | 131 | 131 | 131 | 131 | 10 | | | | | | | | | | | | | 2043 | 45.00 | 91935 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

26

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

Guest Rooms Control Log for
April 2016

## Springmaid Beach Resort

Report Range
8/1/2014 - 12/31/2020

| | 1 Fri | 2 Sat | 3 Sun | 4 Mon | 5 Tue | 6 Wed | 7 Thu | 8 Fri | 9 Sat | 10 Sun | 11 Mon | 12 Tue | 13 Wed | 14 Thu | 15 Fri | 16 Sat | 17 Sun | 18 Mon | 19 Tue | 20 Wed | 21 Thu | 22 Fri | 23 Sat | 24 Sun | 25 Mon | 26 Tue | 27 Wed | 28 Thu | 29 Fri | 30 Sat | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Alpha Delta | | | | | | | | **75** | **75** | | | | | | | | | | | | | | | | | | | | | | 150 | 114.00 | 17100 | PSR |
| Youth Choir | | | | | | | | | | | | | | | | | | | | | | | | | | | | 1 | **50** | **50** | 101 | 122.00 | 12322 | KGH |
| **Blk/Pkp Total:** | | | | | | | | 75 | 75 | | | | | | | | | | | | | | | | | | | 1 | 50 | 50 | 251 | 117.22 | 29422 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | | | | | | | | 75 | 75 | | | | | | | | | | | | | | | | | | | 1 | 50 | 50 | 251 | 117.22 | 29422 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

27

# Guest Rooms Control Log

**8/21/2014**
**11:36:32AM**
**Definite**

## Springmaid Beach Resort

**Guest Rooms Control Log for**
**October 2016**

**Report Range**
**8/1/2014 - 12/31/2020**

| | 1 Sat | 2 Sun | 3 Mon | 4 Tue | 5 Wed | 6 Thu | 7 Fri | 8 Sat | 9 Sun | 10 Mon | 11 Tue | 12 Wed | 13 Thu | 14 Fri | 15 Sat | 16 Sun | 17 Mon | 18 Tue | 19 Wed | 20 Thu | 21 Fri | 22 Sat | 23 Sun | 24 Mon | 25 Tue | 26 Wed | 27 Thu | 28 Fri | 29 Sat | 30 Sun | 31 Mon | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Watercolor W | | | | | | | | | | | | | | | | | | | | | | | | | | | | 5 | 56 | **151** | **151** | 363 | 45.00 | 16335 | HR |
| **Blk/Pkp Total:** | | | | | | | | | | | | | | | | | | | | | | | | | | | | 5 | 56 | 151 | 151 | 363 | 45.00 | 16335 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | | | | | | | | | | | | | | | | | | | | | | | | | | | | 5 | 56 | 151 | 151 | 363 | 45.00 | 16335 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

28

# Guest Rooms Control Log

8/21/2014
11:36:32AM
Definite

Guest Rooms Control Log for
November 2016

## Springmaid Beach Resort

Report Range
8/1/2014 - 12/31/2020

| | 1 Tue | 2 Wed | 3 Thu | 4 Fri | 5 Sat | 6 Sun | 7 Mon | 8 Tue | 9 Wed | 10 Thu | 11 Fri | 12 Sat | 13 Sun | 14 Mon | 15 Tue | 16 Wed | 17 Thu | 18 Fri | 19 Sat | 20 Sun | 21 Mon | 22 Tue | 23 Wed | 24 Thu | 25 Fri | 26 Sat | 27 Sun | 28 Mon | 29 Tue | 30 Wed | Total Rooms | Avg Rate | Room Revenue | Booking Source |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Watercolor W | 151 | 151 | 151 | 151 | 101 | **166** | **166** | **166** | **166** | **166** | **166** | 71 | 136 | 136 | 136 | 136 | 136 | 136 | 5 | | | | | | | | | | | | 2593 | 45.00 | 116685 | HR |
| **Blk/Pkp Total:** | 151 | 151 | 151 | 151 | 101 | 166 | 166 | 166 | 166 | 166 | 166 | 71 | 136 | 136 | 136 | 136 | 136 | 136 | 5 | | | | | | | | | | | | 2593 | 45.00 | 116685 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | 151 | 151 | 151 | 151 | 101 | 166 | 166 | 166 | 166 | 166 | 166 | 71 | 136 | 136 | 136 | 136 | 136 | 136 | 5 | | | | | | | | | | | | 2593 | 45.00 | 116685 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

29

# Guest Rooms Control Log

**8/21/2014**
**11:36:32AM**
**Definite**

## Springmaid Beach Resort

**Guest Rooms Control Log for**
**April 2017**

**Report Range**
**8/1/2014 - 12/31/2020**

| | 1 | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 | 10 | 11 | 12 | 13 | 14 | 15 | 16 | 17 | 18 | 19 | 20 | 21 | 22 | 23 | 24 | 25 | 26 | 27 | 28 | 29 | 30 | Total | Avg | Room | Booking |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Sat | Sun | Mon | Tue | Wed | Thu | Fri | Sat | Sun | Mon | Tue | Wed | Thu | Fri | Sat | Sun | Mon | Tue | Wed | Thu | Fri | Sat | Sun | Mon | Tue | Wed | Thu | Fri | Sat | Sun | Rooms | Rate | Revenue | Source |
| ***Definite*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| Youth Choir | | | | | | | | | | | | | | | | | | | | | | | | | | | 1 | **50** | **50** | | 101 | 123.80 | 12504 | KGH |
| **Blk/Pkp Total:** | | | | | | | | | | | | | | | | | | | | | | | | | | | 1 | 50 | 50 | | 101 | 123.80 | 12504 | |
| ***Monthly Totals:*** | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
| **Blk/Pkp Total:** | | | | | | | | | | | | | | | | | | | | | | | | | | | 1 | 50 | 50 | | 101 | 123.80 | 12504 | |

*^^ -- Reporting on transients, otherwise group.*
** -- Pickup complete.*

SCHEDULE 4.1.18
Charitable Commitments and Gift Certificates
As of August 27, 2014

IN-KIND COMMITMENTS
Currently don't have any in kind commitments. Everything
received has been included below as a Gift Certificate.
GIFT CERTIFICATES ISSUED TO:	DATE ISSUED	# OF NIGHTS	EXPIRES	NOTES/ BLACKOUT DATES	INCLDUES BREAKFAST	ISSUED BY
Newberry County Hospital Foundation Friends of the Foundation	8/23/2013	2	12/31/2014	Not valid Holiday time periods or 5/1--9/1	Free BK	D.Hovis
Banks Trail Middle School	8/23/2013	2	12/31/2014	Not valid holiday weeks or weekends		T. Patterson
Fort Mill Elementary Sc o	8/23/2013	2	12/31/2014	Not valid holiday weeks or weekends		T. Patterson
Fort Mill Middle School	8/23/2013	2	12/31/2014	Not valid holiday weeks or weekends		T. Patterson
Fort Mill High School	8/23/2013	2	12/31/2014	Not valid holiday weeks or weekends		T. Patterson
Gold Hill Middle School	8/23/2013	2	12/31/2014	Not valid holiday weeks or weekends		T. Patterson
Gold Hill Elementary Sch	8/23/2013	2	2/31/2014	Not valid holiday weeks or weekends		T. Patterson
Nation Ford High School	8/23/2013	2	2/31/2014	Not valid holiday weeks or weekends		T. Patterson
Orchard Park Elementary Schoo.	8/23/2013	2	12/31/2014	Not valid holiday weeks or weekends		T. Patterson
Pleasant Knoll Elementary School	8/23/2013	2	12/31/2014	Not valid holiday weeks or weekends		T. Patterson
Riverview Elementary School	8/23/2013	2	12/31/2014	Not valid holiday weeks or weekends		T. Patterson
Springfield Elementary Sc ool	8/23/2013	2	12/31/2014	Not valid holiday weeks or weekends		T. Patterson
Springfield Middle School	8/23/2013	2	12/31/2014	Not valid holiday weeks or weekends		T. Patterson
Sugar Creek Elementary	8/23/2013	2	2/31/2014	Not valid holiday weeks or weekends		T. Patterson
Jimmy Rainey Poker Run	8/14/2013	2	2/30/2014	Not valid 5/1-9/1 nor Holiday Time Periods	Free BK	D. Hovis
Womens Club of Fort Mill	9/19/2013	2	2/31/2014	Not valid Holiday time periods or 5/1--9/1	Free BK	D. Singletary
March of Dimes	9/23/2013	2	2/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers
Union United Methodist Church	9/23/2013	2	2/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers
Junior Achievement	9/27/2013	2	2/31/2014	Not valid weekends from 5/15--9/15		T. Patterson
Fort Mill Rotary Auction	10/1/2013	2	10/31/2014	Not valid 5/15-9/15		T. Patterson
Junior Achievement #2	10/3/2013	2	12/31/2014	Not valid weekends from 5/15--9/15		T. Patterson
B&B Craft Show	10/22/2013	2	12/31/2014	Not valid 5/1-9/1 nor Holiday Time Periods	Free BK	D. Hovis
Dickens Fesitval of Trees	11/11/2013	2	12/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers
SC Senior Sports Classic	11/13/2013	2	12/31/2014	Not valid weekends from 5/15--9/15		T. Patterson
Lancaster Women's Club	11/13/2013	2	12/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers
North Myrtle Beach Rotary Fundraiser	11/13/2013	1	12/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers
Lancaster County Sheriff's Office	11/25/2013	2	12/31/2014	Not valid weekends from 5/15--9/15		T. Patterson
Christmas Towne Festival 2013	1/27/2013	1	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
Shiver for Shelter Golf Tournam nt	2/2/2013	2	2/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers
Love for Laura Event	12/3/2013	2	12/31/2014	Not valid 5/1-9/1	Free BK	D. Hovis
Legends in Concert #1	12/3/2013	2	12/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers
Legends in Concert #2	2/3/2013	2	2/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers
WonderWorks Myrtle Beach	12/3/2013	2	12/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers
SCEHA- SC Environmental Health Assoc	12/3/2013	2	12/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers
Leroy Springs & Company Employee Holiday Drop-in	12/3/2013	2	12/31/2014	Not valid weekends from 5/15--9/15		T. Patterson
Sea Crest	2/4/2013	2	12/31/2014	Not valid Holiday time periods or 5/1-9/1	Free BK	D. Hovis
Elliott House Inn	12/10/2013	1	12/31/2014	Not valid 5/1-9/1	Free BK	D. Hovis
Oceanfront Litchfi ld Inn	12/12/2013	1	12/31/2014	Not valid 5/15-9/15	Free BK	B. Parker
Surfside Beach Resort	12/12/2013	1	12/31/2014	Not valid 5/15-9/15	Free BK	B. Parker
Nascar Speed Park	12/12/2013	1	12/31/2014	Not valid 5/15-9/15	Free BK	B. Parker
Songbyrd Entertainm	12/16/2013	2	12/31/2014	Not valid Holiday time periods or 5/1-9/1	Free BK	D. Hovis
Crossroads Wounded Warrior Archery Foundation	12/16/2013	2	12/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers
Northwestern Middle School Auction	12/23/2013	2	12/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers
Carolina Girls Fishing School/Cape Fear Wildlife Expo	12/23/2013	2	12/31/2014	Not valid 5/1-9/1	Free BK	E. Bowers

SCHEDULE 4.1.18, Continued

Lancaster Book Club	1/10/2014	1	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
Wilmington NC Weddin	1/10/2014	3	12/31/2014	Not valid 5/1-9/1	Free BK *	D. Singletary
Rock Hill Optimist Club	1/10/2014	2	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
Daisy Elementary Born to Roar Leukemia Fundraiser	1/14/2014	1	12/31/2014	Not valid 5/1-9/1		D. Singletary
Star 92.1 Baby Expo #1	1/17/2014	1	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
Star 92.1 Baby Expo #2	1/17/2014	1	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
Founders Federal Credit Union Relay for Life	1/28/2014	2	12/31/2014	Not valid 5/1-9/1		D. Singletary
17th Annual Art & Soul Gala Fundraiser & Silent Auction	1/28/2014	2	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
American Heart Association Heart Ball	2/3/2014	2	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
South Carolina Timber Producers Association	2/7/2014	3	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
American Red Cross	2/19/2014	1	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
Emerge Kids Ministries	2/14/2014	2	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
Parris Island Military Expo	2/25/2014	1	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
CAA Quebec Sweepstakes	2/25/2014	2	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
Boys & Girls Club of York County	2/25/2014	2	2/28/2015	Not valid weekends from 5/15--9/15		T. Patterson
Founders FCU Relay for Life raffle	2/25/2014	2	2/28/2015	Not valid weekends from 5/15--9/15		T. Patterson
Rock Hill High School Soccer Team	2/25/2014	2	3/31/2015	Not valid weekends from 5/15--9/15		T. Patterson
SCSAE #1	2/26/2014	2	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
SCSAE #2	2/26/2014	2	12/31/2014	Not valid 5/1-9/1	Free BK	D. Singletary
Race for Holland 5K in Spruce Pine	3/5/2014		4/30/2015	Not valid weekends from 5/15--9/15		T. Patterson
FCA Auction	2/25/2014	2	4/30/2015	Not valid weekends from 5/15--9/15		T. Patterson
Linda Hinson Employee Retirement Gift	4/28/2014	5/Off Peak	N/A	N/A		T. Patterson
		or 3 Peak
St. Philip Neri Auction	4/30/2014	2	4/30/2015	Not valid weekends from 5/15--9/15		T.
Sons of Thunder	5/15/2014	2	12/31/2014	not valid 5/1-9/1	Free BK	D. Singletary
WonderWorks Myrtle Beach	5/19/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	C. King
Father & Son Golf Classic #1	5/19/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	C. King
Father & Son Golf Classic #2	5/19/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	C. King
Father & Son Golf Classic #3	5/19/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	C. King
Father & Son Golf Classic #4	5/19/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	C. King
SMB Cornhole Tournament (5/24/14)	5/24/2014	2	3/31/2015	Vaild only 10/1/2014--3/31/2015	Free BK	K. Hood
Shining Star Fundraiser	6/3/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Christel House Golf Tournament #1	6/6/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Christel House Golf Tournament #2	6/6/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Horry County Police Golf Tournament	6/13/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
ABCCM	6/19/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
SMB Cornhole Tournament	6/19/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
AENC	7/2/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Golf Cart Parade	7/3/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
SMB Cornhole Tournament (7/10/14)	7/10/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
SCPTA I	7/11/2014	1	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
SCPTA II	7/11/2014	1	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Ramon Sessions 3rd Annual Golf Tournament I	7/11/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Ramon Sessions 3rd Annual Golf Tournament II	7/11/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Legends in Concert July	7/14/2014	3	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
WonderWorks July #1	7/14/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
WonderWorks July #2	7/14/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson

SCHEDULE 4.1.18, Continued

SMB Cornhole Tournament	7/24/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Grand Strand Young Life	7/24/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
SMB Cornhole Tournament	7/31/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Thomas Saunders	8/4/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Special Olympics	8/6/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
SMB Cornhole Tournament	8/7/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Habitat for Humanity Golf Tournament	8/13/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
SCDAVA	8/13/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
SMB Cornhole Tournament	8/14/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Tega Cay Elementary School	8/18/2014	2	12/31/2015	Not valid holiday weeks or weekends		T. Patterson
Doby's Bridge Elementary School	8/18/2014	2	12/31/2015	Not valid holiday weeks or weekends		T. Patterson
Golfsters	8/21/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Boys and Girls Club of the Grand Strand	8/22/2014	2	5/31/2015	not valid 5/1-9/1	Free BK	S. Soisson
Harry Hampton Wildlife Fund	8/25/2014	2	12/31/2014	Not valid weekends from 5/15--9/15		T. Patterson
Fort Mill School District Teacher of Year	8/25/2014	2	12/31/2015	Not valid holiday weeks or weekends		T. Patterson
Fort Mill School District Support Staff Employee of Year	8/25/2014	2	12/31/2015	Not valid holiday weeks or weekends		T. Patterson

NOTE: Springmaid Beach also works closely with Burroughs Chapin Art Museum to provide complimentary nights for visiting artists, etc. Such totals approximately thirty room nights annually. In return, Springmaid Beach is listed as a Corporate Sponsor of the Museum.

*    Also free dinner at BARnacles and bottle of champagne

As of 8/21/14
Schedule 4.1.19
Bartered Arrangements

-NONE-

As of 8/27/14
Schedule 4.1.20
Hazardous Materials

1.
Two above-ground storage tanks, each of 250 gallon capacity, containing gasoline and diesel fuel, are on the Property. Such were installed in 2004 and are located behind the maintenance facility near the Live Oaks Parking Deck.

2.	While Seller has no actual knowledge of any Hazardous Materials in violation of applicable law being located on the Property,

a)
In 2007, Seller received un-verified verbal information that during the construction (either late 2001 or early 2002) of the Maintenance Building located on the Property, up to fifty (50) gallons of paint in cans and several car batteries may have been buried under said Maintenance Building without Seller's knowledge or consent.

b)	Seller believes the Marlin’s Cafeteria building was originally built in 1953. Based on this age, there is some chance of roofing and floor tile material containing fractional amounts of asbestos.

Schedule 4.1.22
SPRINGMAID BEACH INSURANCE
At 8/11/14

CASUALTY INSURANCE COVERAGE
Line of Coverage	Carrier	Policy #	Policy Term	Limit of Liability	Per Occurrence Deductible/ Retention
Workers Comp and Employers Liability	Employers Preferred Ins. Co.	EIG131061603	3/1/14--3/1/15	Statutory Workers Compensation	$0
$500,000 Each Accident
$500,000 Policy Limit B.l by Disease
$500,000 Each Employee B.l by Disease
General Liability	Employers Ins. Co. of Wausau	TBC Z51-290368-014	6/21/14 to 6/21/15	$2MM General Aggregate $2MM Products/Completed Ops Agg	$0
$1MM Personal Injury/Advertising $1MM Each Occurrence $300,000 Premises Damage Limit $5,000 Medical Expense Limit
Hired & Non-Owned Automobile Liability	Wausau Underwriters Ins. Co.	ASJ-Z51-290368-024	6/21/14 to 6/21/15	$1MM Combined Single Limit; Hired Physical damage - ACV	$0
Liquor Liability	Wausau Underwriters Ins. Co.	TOJ-Z51-290368-034	6/21/14 to 6/21/15	$1MM Each Common Cause $2MM Aggregate	$0
Umbrella Liability	Liberty Ins. Corp.	TH7-Z51-290368-044	6/21/14 to 6/21/15	$10MM Each Occurrence $10MM Products/Completed Ops Agg $10MM General Aggregate	$10,000 Self Insured Retention
Professional Liability	Hiscox Insurance Company	MPL121390714	6/1/14 to 6/1/15	$5,000,000 Each Claim $5,000,000 Aggregate	$25,000 each claim
Crime	Westchester Fire Insurance Co.	G24292125 003	6/21/14 to 6/21/15
$1MM each of employee theft, including theft of client property; money and secur- ities on premises and in transit; forgery, computer fraud, funds transfer fraud, money orders & counterfeit currency fraud.
$10,000 each insuring agreements except: $0 for theft from employee benefits claim.
Employment Practices Liability	Westchester Fire Insurance Co.	G24292125 003	6/21/14 to 6/21/15	$5MM Each Claim; $1MM Additional Aggregate for all costs, charges & expenses, subject to $6MM maximum aggregate.	$15,000 each employment practice claim; $15,000 each Third Party claim.
Specialty Risk Protector (Cyber Security)	Illinois National Ins. Co.	04-144-45-13	5/15/14--5/15/15	> $1MM Security/Privacy Liability Ins. & $500K Regulatory Action Liability sublimit	$25,000 retention

				> $250K Event Management Ins.	$10,000 retention

				> $1MM Cyber Extortion Ins.	$25,000 retention

				> $50K Crisis Fund Ins.	$0 retention
COMMERCIAL PROPERTY INSURANCE COVERAGE

Type Coverage	Insurance Co	Policy #	Policy Term	Limits & Deductibles
Commercial Property	Various	See Sch 4.1.22a	5/15/14-5/15/15	See Sch 4.1.22a
Federal Flood (NFIP)	Various	See Sch 4.1.22b	See Sch 4.1.22b	See Sch 4.1.22b
Wind and Hail Buy Back	Landmark American Ins. Co.	LHD387557	5/15/14-5/15/15	See Sch 4.1.22c
Boiler & Machinery	Travelers Property Casualty Co.		5/15/15-5/15/15	See Sch 4.1.22d

Schedule 4.1.22a
SPRINGMAID BEACH INSURANCE, Continued
At 8/11/1

COMMERCIAL PROPERTY COVERAGE
Property Layer	Carrier	Policy #	Policy Term	Limit Per Occurrence	Deductible Per Occurrence
Primary $5,000,000	Westchester Surplus Lines Ins. Co.	D37398767 003	5/15/14-5/15/15	$5,000,000	$10,000 except:
					$250K Springmaid Pier
					$25K Each Movement
					$500K Flood/Building
					$500K Flood/Contents
					$25K Wind & Hail Except 3% for named
					storm subject to $100K minimum
					deductible per occurrence.

50% of $10,000,000 Excess of $5,000,000	Liberty Surplus Ins. Corp.	1.0001E+11	5/15/14-5/15/15	50% OF 10mm Excess of Primary $5MM	$5,000,000

50% of $10,000,000 Excess of $5,000,000	Alterra Excess & Surplus Ins. Corp.	MKLS11XP001715	5/15/14-5/15/15	50% OF 10mm Excess of Primary $5MM	$5,000,000

$5,000,000 Excess of $15,000,000	Colony Ins. Corp	XP262215	5/15/14-5/15/15	$5MM Excess of $15MM	$15,000,000

$12,500,000 part of $25,000,000 Excess	First Specialty Ins. Corp	ESP000752802	5/15/14-5/15/15	$12.5MM part if $25MM	$20,000,000
of $20,000,000				excess of $20MM

$12,500,000 part of $25,000,000 Excess	Axis Surplus Ins. Co.	EAF762043-14	5/15/14-5/15/15	$12.5MM part if $25MM	$20,000,000
of $20,000,000				excess of $20MM

$25,000,000 Excess of $45,000,000	Aspen Specialty Ins. Co.	PXAXXUP14	5/15/14-5/15/15	$25MM Excess of $45MM	$45,000,000

$30,000,000 Excess of $70,000,000	Landmark American Ins. Co.	LHD387558	5/15/14-5/15/15	$30MM Excess of $70MM	$70,000,000

INSURED VALUES/LIMITS OF LIABILITY
Total Insured Values	$100MM Blanket real, business personal property, inventory , & business income including extra expense ($82.36MM TIV for SMB).

Limits of Liability	$100MM per occurrence/annual aggregate $20MM Flood per occurrence/annual aggregate $20MM Earthquake per occurrence/annual aggregate

Per Occurrence Deductibles	$10K all perils, except:
	$250K Springmaid Beach Pier
	$25K Earthquake
	3% Named windstorm, subject to $100K minimum deductible
	$25K all other wind/hail
	$500K per building for both real & personal property - flood
	14 days Flood waiting period for Business Income

Sublimits	$2.5MM Accounts Receivable
	Building ordinance or law: A-Building Limit >> A - undamaged portion; B&C Combined - $5MM >> B- Demolition, C - increased cost of construction.
	$2.5MM Debris removal
	$2.5MM Electronic data processing hardware & software
	$2.5MM extra expense
	$500K Fine Arts ($1,000 per item)
	$10K Fire department service charge
	$2.5MM Miscellaneous unnamed locations
	$2.5MM Newly acquired buildings/30 days to report
	$1.0MM Off primises utility services - direct damage and time element combined excluding transmission and distribution lines
	$100K Pollution cleanup and removal aggregate
	$1.0MM Property in transit
	$1.0MM Spoilage
	$1.0MM Valuable papers and records

Coverage extension	>> Terrorism coverage
	>> Blanket loss payee/mortgagee

Schedule 4.1.22b
SPRINGMAID BEACH INSURANCE, Continued
At 8/11/14

Flood Insurance 2014-2015

Locations	Company	Policy #	Policy Dates	Annual Premium	NFIP Current Limits Flood		NFIP Deductible
					Building	Contents
Cypress Building	American Bankers Ins. Co.	AB00070613	9/4/2014-15	$11,393	$500,000	$500,000	$5,000B,	$5,000C
Cafeteria	American Bankers Ins. Co.	AB00070614	9/4/2014-15	$12,009	$500,000	â	$5,000B,	$5,000C
Conference Center	American Bankers Ins. Co.	AB00067442	8/1/2014-15	$47,613	$500,000		$5,000B,	$5,000C
Palmetto Building	Hartford Ins. Co.	99014031342014	8/1/2014-15	$1,001	$500,000		$5,000B,	$5,000C
Live Oaks	Hartford Ins. Co.	99016226872014	9/7/2014-15	$27,319	$500,000		$5,000B,	$5,000C
Snack Shop	Hartford Ins. Co.	99013689842014	3/11/2014-15	$15,499	$500,000	$157,500	$5,000B,	$5,000C
Tackle Shop	American Bankers Ins. Co.	AB00070615	9/4/2014-15	$14,274	$500,000	$100,000	$5,000B,	$5,000C
Maintenance/Laundry	Nationwide Mutual Ins. Co.	87048598182014	2/26/14-15	$2,436	$500,000	$500,000	$5,000B,	$5,000C
Total				$131,544

Property valuation based on Actual Cash Value
Deductibles apply separately to each structure and to the contents in each structure

The insurance policy, not this summary of coverages, will form the contract between the Insured and the insurance companies. All coverages are governed by the terms, conditions and exclusions of the policy and this summary neither affirmatively nor negatively amends, extends or alters the coverage afforded by the policy. In the event of a discrepancy between this summary and the insurance policy, the policy will dictate the terms of coverage.

Schedule 4.1.22c
SPRINGMAID BEACH INSURANCE, Continued
At 8/11/14
Wind Deductible Buy Back 2014-2015

Locations		Policy #	Policy Dates	Annual Premium	Limit Per Occurrence	Deductible Per Occurrence
	>
Live Oaks Building
Palmetto South/Tower		LHD387557	5/15/14-5/15/15	$127,200	$1,719,452	$100,000
Palmetto New
Conference Center

Total Insured Values/Other

Perils Insured     Windstorm or Hail

Valuation    Replacement cost on real & personal property

Coinsurance    None

Total Insured Values    $57,315,072 Blanket real & business personal property

Per Occurrence Deductible    $100K Windstorm or Hall

NOTE: The purpose of Wind Deductible Buy Back is to buy down the %3 named windstorm deductible subject to $100,000 minimum, included in Commercial Property coverage to $100,000 for the Live Oaks, Palmetto and Conference Center buildings.

    Value as follows...$57.315K X 3%

The Insurance Policy, not this summary, will form the contract between the Insured and the Insurance Companies. All coverages are govenned by terms, conditions, and exclusions of the Policy, and this Summary neigher affirmatively nor negatively amends, extends or alters coverage afforded by the Policy. In the event of a discrepancy between this Summary and Insurance Policy, the Policy dictates the terms of coverage.

Schedule 4.1.22d
SPRINGMAID BEACH INSURANCE, Continued
At 8/11/14

BOILER AND MACHINERY

Insurer	Travelers Property Casualty Company of America

Coverage	Comprehensive coverage on all pressure, mechanical, and electrical apparatus, including production machines and public utility equipment.

Perils Insured	Any sudden and accidental breakdown of the "object." At the time the breakdown occurs, it must manifest itself by physical damage to the object that necessitates repair or replacement.

Valuation	Repair of replacement except actual cash value for all cover equipment
25 years and older.

Limits of Insurance	$33MM total limit per breakdown
$25MM - Property Damage
$8MM Business Income/Extra Expense
$100K Expediting Expense
$15K Fungus, wet rot, and dry rot property damage
30 days - Fungus, wet rot and dry rot business income or extra expense
$100K Hazardous substance
$1MM Newly-acquired locations 90 days to report
$100K Ordinance or law, demolition, increased cost of construction
$100K Refrigerant contamination
$25K Spoilage damage
$100K Utility interruption time element coverage only/24 hr. waiting period
$100K Water damage

Deductibles	$25K Property damage
48 Hours - Business Income
Included in Business Income Deductible - Extra Expense
10% of Loss Subject to $25K Minimum - Spoilage Damage
48 hours - Utility Interruption Time Element

As of 8/27/14
Schedule 4.1.24
Intellectual Property

Active Website Domain:

www.springmaidbeach.com (expires 8/26/2021)
www.springmaidpier.com ( expires 2/21/2022)
www.springmaidwatermedia.com (expires 3/16/2022)
www.springmaidpier.com (expires 12/15/2014)

SMB Trade Names:

Springmaid Beach Resort & Conference Center
Springmaid Beach Resort
Springmaid Beach
Springmaid Beach Campground
Springmaid Pier
Marlin's Restaurant
Harbor Oaks Golf

Service Marks:

1.     "Springmaid Beach Resort & Conference Center" (with sea oats graphic)
2.     "Springmaid Beach Resort" ( with sea oats graphic)
3.     "Springmaid Beach" (with palm tree graphic)
4.     "Springmaid Beach Pier" (with arching graphic)
5.     "Marlin's Restaurant" (with marlin fish graphic)
6.     "Harbor Oaks" (with live oak tree graphic)
7.     “Springmaid Watermedia Workshops” (with artist pallet graphic)
8.     “BARnacles” (with cartoon barnacle)
9.     “Fish Tales General Store” Gift Shop
10.     “The Tackle Box” tackle, bait and rentals

NOTE: See Schedule 4.1.14 Service Contracts for software license relationships.

As of 8/21/14

Schedule 5.1.2
Retained Contracts

-NONE